UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			KRISTEN MILLAN
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MARCH 31, 2018



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

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         ANNUAL REPORT
         USAA CALIFORNIA BOND FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2018

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

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PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW
YOUR INVESTMENT PLAN FROM TIME TO TIME TO           [PHOTO OF BROOKS ENGLEHARDT]
GAUGE CURRENT PORTFOLIO RISK AND MAKE SURE
YOU ARE APPROPRIATELY DIVERSIFIED..."

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MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short-and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

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

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At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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F

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             16

   Report of Independent Registered
     Public Accounting Firm                                                  17

   Portfolio of Investments                                                  18

   Notes to Portfolio of Investments                                         25

   Financial Statements                                                      28

   Notes to Financial Statements                                             31

EXPENSE EXAMPLE                                                              46

TRUSTEES' AND OFFICERS' INFORMATION                                          48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

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MANAGERS' COMMENTARY ON THE FUND

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         [PHOTO OF JOHN C. BONNELL]              [PHOTO OF  DALE R. HOFFMANN ]
         JOHN C. BONNELL, CFA                    DALE R. HOFFMANN
         USAA Asset                              USAA Asset
         Management Company                      Management Company

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o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended March 31, 2018, the performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. In the first half of the reporting period, supply was tight as interest rates edged up and states and municipalities reduced the amount of new bond issuances. Demand was strong, with deals significantly oversubscribed, as investors sought to reinvest the proceeds of maturing and called bonds.

    In the fourth quarter 2017, new bond issuances surged as tax reform efforts in Congress gathered momentum. In November 2017, the House of Representatives passed a bill that sought to eliminate the tax exemption for two types of municipal bonds--advance refunding bonds used by municipalities to reduce their interest burden, and private activity bonds issued to finance economic development projects. The Senate version of the bill, however, only eliminated the tax exemption for advanced refunding bonds, which remained in the final legislation that took effect on January 1, 2018.

    State and local governments rushed to get their debt securities into the marketplace in anticipation of the new law. New bond issuances in December 2017, which were three times higher than that of December 2016, set an all-time record for a single month. Demand increased, as investors realized that fewer bonds might be available in early 2018. Even the short-term jump in new issuances could not keep

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    up with demand as U.S. and foreign investors continued to favor municipal bonds for their relative safety and incremental yield.

    Much as expected, the first quarter of 2018 was marked by a sharp drop in supply, with new bond issuances approximately 30% lower than during the first quarter of 2017. Demand remained strong, which helped support municipal bond prices.

    During the reporting period, the municipal yield curve flattened, as short- and intermediate-term yields rose and longer-term yields fell. The yield on a 10-year AAA rated general obligation bond climbed 17 basis points, from 2.25% on March 31, 2017 to 2.42% on March 31, 2018. The yield on a 30-year AAA rated general obligation bond fell 10 basis points, from 3.05% on March 31, 2017 to 2.95% on March 31, 2018. (A basis point is 1/100th of a percent.) Meanwhile, credit spreads narrowed as investors searched for yield opportunities.

    Overall, municipal credit quality remained stable during the reporting period. Many state and local governments have broad taxing powers and are required by law to balance their budgets. In addition, a number of issuers continued to take action to address tough fiscal challenges. Although a series of hurricanes affected some issuers in 2017, the broad tax-exempt bond market did not experience any disruption.

o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2018, the Fund Shares and Adviser Shares had a total return of 3.37% and 3.12%, respectively, versus an average return of 3.19% for the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 3.23% for the Lipper California Municipal Debt Funds Index and 2.66% for the

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA CALIFORNIA BOND FUND

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    Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser
    Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.35% and 3.11%, respectively, compared to the Lipper category average of 3.11%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California has made significant structural changes to its fiscal operations that have contributed to an improved financial position. Areas of progress include timely budgets, strengthened state liquidity, and the creation of rainy day reserve funds. The state's financial performance reflects its improving economy. However, economic concerns remain, including a volatile revenue structure that may make it challenging to maintain future budget balance, as well as an expensive housing market relative to other states. On March 31, 2018, California's general obligation bonds were rated Aa3 with stable outlook by Moody's Investors Service Inc., AA- with stable outlook by S&P Global Ratings, and AA- with stable outlook by Fitch Ratings Inc.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We remained focused on income generation, which is in keeping with our investment approach. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. As we sought attractive investment opportunities, we used fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. By employing credit research, we strive both to recognize relative value and

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    avoid potential pitfalls. Our analysts continuously monitored the portfolio's holdings.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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4  | USAA CALIFORNIA BOND FUND

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INVESTMENT OVERVIEW

USAA CALIFORNIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USCBX)

--------------------------------------------------------------------------------
                                             3/31/18                3/31/17
--------------------------------------------------------------------------------
Net Assets                               $674.5 Million          $669.4 Million
Net Asset Value Per Share                    $10.92                  $10.92

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.366                  $0.373
Capital Gain Distributions Per Share            -                       -
Dollar-Weighted Average
Portfolio Maturity (+)                     15.4 Years              16.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
    3.37%                             3.27%                            4.95%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/18             EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
                2.36%                                        0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED
MARCH 31, 2018

---------------------------------------------------------------------------------------------
                        TOTAL RETURN        =      DIVIDEND RETURN        +     PRICE CHANGE
---------------------------------------------------------------------------------------------
10 YEARS                    4.95%           =           4.30%             +         0.65%
5 YEARS                     3.27%           =           3.72%             +        -0.45%
1 YEAR                      3.37%           =           3.37%             +         0.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2009-MARCH 31, 2018

         [Chart of Annual total returns and compounded dividend returns]

                                                                      CHANGE IN
                      TOTAL RETURN          DIVIDEND RETURN          SHARE PRICE
3/31/09                  -4.91%                  4.77%                  -9.68%
3/31/10                  13.13%                  5.46%                   7.67%
3/31/11                  -1.90%                  4.60%                  -6.50%
3/31/12                  20.54%                  5.37%                  15.17%
3/31/13                   8.48%                  4.18%                   4.30%
3/31/14                   1.03%                  4.07%                  -3.04%
3/31/15                   8.14%                  4.08%                   4.06%
3/31/16                   3.98%                  3.80%                   0.18%
3/31/17                   0.01%                  3.29%                  -3.28%
3/31/18                   3.37%                  3.37%                   0.00%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

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6  | USAA CALIFORNIA BOND FUND

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/18, and assuming California state tax
rates of:                            9.30%       9.30%       11.30%      12.30%
and assuming marginal federal tax
rates of:                           24.00%      35.80%*      38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years            4.30%            6.24%       7.38%        7.92%       8.28%
5 Years             3.72%            5.39%       6.39%        6.85%       7.16%
1 Year              3.37%            4.89%       5.79%        6.21%       6.49%

To match the Fund Shares' closing 30-day SEC Yield of 2.36% on 3/31/18

A FULLY TAXABLE INVESTMENT MUST PAY: 3.42%       4.05%        4.35%       4.55%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA CALIFORNIA        LIPPER CALIFORNIA        BLOOMBERG BARCLAYS
                       BOND FUND          MUNICIPAL DEBT FUNDS        MUNICIPAL BOND
                         SHARES                  INDEX                    INDEX
03/31/08              $10,000.00              $10,000.00               $10,000.00
04/30/08               10,215.00               10,144.21                10,117.02
05/31/08               10,284.00               10,216.24                10,178.19
06/30/08               10,128.00               10,090.76                10,063.31
07/31/08               10,060.00               10,073.78                10,101.56
08/31/08               10,190.00               10,187.62                10,219.77
09/30/08                9,586.00                9,633.57                 9,740.51
10/31/08                9,232.00                9,310.31                 9,641.09
11/30/08                9,111.00                9,188.80                 9,671.74
12/31/08                8,929.00                9,091.14                 9,812.75
01/31/09                9,447.00                9,554.35                10,171.92
02/28/09                9,571.00                9,650.68                10,225.37
03/31/09                9,510.00                9,565.89                10,227.23
04/30/09                9,788.00                9,827.31                10,431.54
05/31/09               10,016.00               10,045.12                10,541.89
06/30/09                9,798.00                9,875.64                10,443.14
07/31/09                9,917.00               10,014.69                10,617.86
08/31/09               10,291.00               10,315.21                10,799.38
09/30/09               11,005.00               10,944.36                11,186.94
10/31/09               10,627.00               10,632.94                10,952.11
11/30/09               10,520.00               10,625.71                11,042.61
12/31/09               10,611.00               10,697.80                11,079.92
01/31/10               10,629.00               10,751.60                11,137.63
02/28/10               10,704.00               10,870.62                11,245.59
03/31/10               10,758.00               10,881.30                11,218.66
04/30/10               10,988.00               11,062.68                11,355.00
05/31/10               11,083.00               11,132.40                11,440.17
06/30/10               11,040.00               11,107.14                11,446.96
07/31/10               11,195.00               11,246.88                11,589.70
08/31/10               11,566.00               11,565.36                11,855.05
09/30/10               11,575.00               11,573.29                11,836.53
10/31/10               11,541.00               11,561.79                11,803.74
11/30/10               11,074.00               11,203.50                11,567.71
12/31/10               10,700.00               10,920.04                11,343.54
01/31/11               10,417.00               10,734.92                11,259.98
02/28/11               10,609.00               10,926.84                11,439.23
03/31/11               10,554.00               10,849.99                11,401.12
04/30/11               10,783.00               11,061.46                11,605.29
05/31/11               11,111.00               11,330.76                11,803.61
06/30/11               11,237.00               11,418.58                11,844.79
07/31/11               11,422.00               11,552.29                11,965.67
08/31/11               11,662.00               11,737.49                12,170.38
09/30/11               11,964.00               11,931.71                12,296.19
10/31/11               11,912.00               11,886.81                12,250.48
11/30/11               11,969.00               11,945.50                12,322.84
12/31/11               12,276.00               12,208.36                12,557.27
01/31/12               12,741.00               12,634.98                12,847.68
02/29/12               12,796.00               12,682.99                12,860.34
03/31/12               12,723.00               12,617.16                12,776.78
04/30/12               12,897.00               12,792.50                12,924.18
05/31/12               13,060.00               12,939.37                13,031.47
06/30/12               13,057.00               12,929.38                13,017.47
07/31/12               13,280.00               13,174.20                13,223.78
08/31/12               13,339.00               13,207.41                13,238.84
09/30/12               13,427.00               13,312.09                13,318.81
10/31/12               13,507.00               13,383.29                13,356.39
11/30/12               13,774.00               13,687.61                13,576.43
12/31/12               13,645.00               13,481.63                13,408.63
01/31/13               13,748.00               13,588.92                13,464.48
02/28/13               13,818.00               13,640.69                13,505.26
03/31/13               13,801.00               13,573.09                13,447.02
04/30/13               13,945.00               13,752.72                13,594.42
05/31/13               13,856.00               13,588.88                13,428.36
06/30/13               13,263.00               13,043.26                13,048.13
07/31/13               13,047.00               12,853.98                12,934.04
08/31/13               12,808.00               12,618.46                12,749.46
09/30/13               13,203.00               12,947.93                13,023.87
10/31/13               13,300.00               13,064.38                13,126.76
11/30/13               13,285.00               13,038.24                13,099.70
12/31/13               13,243.00               13,015.27                13,066.25
01/31/14               13,661.00               13,351.08                13,320.81
02/28/14               13,861.00               13,556.52                13,477.00
03/31/14               13,944.00               13,617.93                13,499.66
04/30/14               14,171.00               13,809.55                13,661.86
05/31/14               14,388.00               14,046.68                13,837.78
06/30/14               14,408.00               14,052.00                13,849.77
07/31/14               14,428.00               14,088.99                13,874.16
08/31/14               14,594.00               14,295.36                14,042.22
09/30/14               14,665.00               14,366.15                14,056.48
10/31/14               14,781.00               14,485.46                14,152.84
11/30/14               14,812.00               14,506.99                14,177.36
12/31/14               14,912.00               14,614.99                14,248.80
01/31/15               15,104.00               14,898.29                14,501.35
02/28/15               15,018.00               14,747.11                14,351.82
03/31/15               15,078.00               14,802.86                14,393.27
04/30/15               15,033.00               14,708.81                14,317.70
05/31/15               15,014.00               14,672.96                14,278.12
06/30/15               14,994.00               14,628.16                14,265.19
07/31/15               15,085.00               14,736.09                14,368.48
08/31/15               15,144.00               14,784.15                14,396.73
09/30/15               15,246.00               14,891.62                14,500.95
10/31/15               15,310.00               14,957.16                14,558.66
11/30/15               15,370.00               15,042.53                14,616.50
12/31/15               15,461.00               15,183.48                14,719.26
01/31/16               15,558.00               15,339.29                14,894.91
02/29/16               15,591.00               15,361.37                14,918.24
03/31/16               15,678.00               15,459.79                14,965.55
04/30/16               15,782.00               15,586.94                15,075.63
05/31/16               15,839.00               15,666.02                15,116.42
06/30/16               16,051.00               15,959.66                15,356.84
07/31/16               16,024.00               15,939.79                15,366.17
08/31/16               16,079.00               15,982.24                15,386.96
09/30/16               16,026.00               15,907.94                15,310.20
10/31/16               15,882.00               15,734.56                15,149.47
11/30/16               15,289.00               15,045.16                14,584.52
12/31/16               15,478.00               15,202.81                14,755.77
01/31/17               15,533.00               15,286.83                14,853.06
02/28/17               15,650.00               15,385.72                14,956.22
03/31/17               15,683.00               15,440.95                14,988.61
04/30/17               15,769.00               15,554.57                15,097.36
05/31/17               16,001.00               15,806.69                15,336.99
06/30/17               15,991.00               15,783.96                15,281.94
07/31/17               16,061.00               15,882.77                15,405.62
08/31/17               16,178.00               16,015.00                15,522.90
09/30/17               16,137.00               15,941.85                15,444.00
10/31/17               16,166.00               15,971.58                15,481.59
11/30/17               16,167.00               15,937.04                15,398.69
12/31/17               16,345.00               16,105.62                15,559.69
01/31/18               16,196.00               15,931.69                15,376.57
02/28/18               16,136.00               15,863.08                15,330.59
03/31/18               16,210.00               15,939.18                15,387.10

                                   [END CHART]

                        Data from 3/31/08 through 3/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                       USAA CALIFORNIA         LIPPER CALIFORNIA
                          BOND FUND           MUNICIPAL DEBT FUNDS
                           SHARES                   AVERAGE
03/31/09                    5.32%                    4.65%
03/31/10                    4.89%                    4.32%
03/31/11                    5.14%                    4.54%
03/31/12                    4.33%                    4.07%
03/31/13                    3.91%                    3.62%
03/31/14                    4.05%                    3.67%
03/31/15                    3.56%                    3.42%
03/31/16                    3.70%                    3.32%
03/31/17                    3.42%                    3.20%
03/31/18                    3.35%                    3.11%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/09 through 3/31/18.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA CALIFORNIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UXABX)

--------------------------------------------------------------------------------
                                              3/31/18                3/31/17
--------------------------------------------------------------------------------
Net Assets                                 $7.0 Million           $7.1 Million
Net Asset Value Per Share                     $10.91                 $10.91

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.339                 $0.346
Capital Gain Distributions Per Share             -                      -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/10
     3.12%                    3.01%                            4.69%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/18              EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
                2.13%                                        0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.13% on 3/31/18 and assuming California state tax
rates of:                                 9.30%     9.30%     11.30%     12.30%
and assuming marginal federal tax
rates of:                                24.00%    35.80%*    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:      3.09%     3.66%      3.92%      4.10%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA CALIFORNIA         LIPPER CALIFORNIA        BLOOMBERG BARCLAYS
                  BOND FUND ADVISER       MUNICIPAL DEBT FUNDS        MUNICIPAL BOND
                       SHARES                   INDEX                     INDEX
07/31/10             $10,000.00               $10,000.00               $10,000.00
08/31/10              10,327.02                10,283.17                10,228.95
09/30/10              10,342.20                10,290.23                10,212.97
10/31/10              10,308.42                10,280.00                10,184.68
11/30/10               9,878.64                 9,961.43                 9,981.03
12/31/10               9,551.35                 9,709.40                 9,787.61
01/31/11               9,296.62                 9,544.79                 9,715.50
02/28/11               9,465.58                 9,715.44                 9,870.17
03/31/11               9,412.89                 9,647.11                 9,837.28
04/30/11               9,614.75                 9,835.14                10,013.45
05/31/11               9,895.21                10,074.58                10,184.57
06/30/11              10,005.14                10,152.67                10,220.10
07/31/11              10,166.77                10,271.55                10,324.40
08/31/11              10,378.91                10,436.22                10,501.03
09/30/11              10,655.90                10,608.91                10,609.58
10/31/11              10,608.40                10,568.99                10,570.14
11/30/11              10,646.51                10,621.17                10,632.58
12/31/11              10,929.25                10,854.88                10,834.86
01/31/12              11,340.94                11,234.21                11,085.43
02/29/12              11,377.94                11,276.90                11,096.35
03/31/12              11,309.99                11,218.36                11,024.25
04/30/12              11,472.97                11,374.27                11,151.44
05/31/12              11,616.02                11,504.86                11,244.01
06/30/12              11,600.98                11,495.97                11,231.93
07/31/12              11,796.92                11,713.65                11,409.94
08/31/12              11,847.72                11,743.18                11,422.94
09/30/12              11,923.87                11,836.25                11,491.93
10/31/12              11,993.17                11,899.56                11,524.36
11/30/12              12,227.90                12,170.14                11,714.22
12/31/12              12,110.44                11,987.00                11,569.44
01/31/13              12,200.13                12,082.39                11,617.62
02/28/13              12,259.65                12,128.43                11,652.81
03/31/13              12,242.45                12,068.31                11,602.56
04/30/13              12,367.64                12,228.03                11,729.74
05/31/13              12,283.42                12,082.36                11,586.46
06/30/13              11,758.34                11,597.23                11,258.38
07/31/13              11,563.45                11,428.93                11,159.95
08/31/13              11,346.35                11,219.52                11,000.68
09/30/13              11,696.97                11,512.47                11,237.45
10/31/13              11,780.42                11,616.01                11,326.23
11/30/13              11,764.63                11,592.76                11,302.88
12/31/13              11,724.90                11,572.34                11,274.02
01/31/14              12,090.44                11,870.92                11,493.66
02/28/14              12,265.86                12,053.58                11,628.43
03/31/14              12,339.39                12,108.18                11,647.98
04/30/14              12,538.43                12,278.57                11,787.93
05/31/14              12,726.15                12,489.40                11,939.72
06/30/14              12,742.24                12,494.14                11,950.07
07/31/14              12,757.86                12,527.03                11,971.12
08/31/14              12,900.16                12,710.51                12,116.12
09/30/14              12,961.86                12,773.46                12,128.43
10/31/14              13,046.90                12,879.54                12,211.57
11/30/14              13,085.37                12,898.68                12,232.73
12/31/14              13,170.14                12,994.71                12,294.37
01/31/15              13,336.63                13,246.60                12,512.28
02/28/15              13,258.43                13,112.18                12,383.26
03/31/15              13,309.37                13,161.75                12,419.02
04/30/15              13,266.59                13,078.13                12,353.82
05/31/15              13,247.47                13,046.25                12,319.66
06/30/15              13,227.24                13,006.42                12,308.51
07/31/15              13,301.82                13,102.38                12,397.63
08/31/15              13,353.04                13,145.12                12,422.01
09/30/15              13,440.51                13,240.67                12,511.93
10/31/15              13,492.18                13,298.95                12,561.73
11/30/15              13,543.84                13,374.85                12,611.63
12/31/15              13,617.60                13,500.17                12,700.29
01/31/16              13,703.35                13,638.71                12,851.86
02/29/16              13,730.57                13,658.35                12,871.98
03/31/16              13,805.49                13,745.85                12,912.80
04/30/16              13,893.00                13,858.91                13,007.79
05/31/16              13,940.00                13,929.22                13,042.97
06/30/16              14,124.00                14,190.30                13,250.42
07/31/16              14,097.00                14,172.63                13,258.47
08/31/16              14,142.00                14,210.38                13,276.41
09/30/16              14,092.00                14,144.32                13,210.17
10/31/16              13,951.00                13,990.16                13,071.49
11/30/16              13,438.00                13,377.19                12,584.03
12/31/16              13,602.00                13,517.36                12,731.80
01/31/17              13,649.00                13,592.07                12,815.74
02/28/17              13,736.00                13,679.99                12,904.75
03/31/17              13,775.00                13,729.10                12,932.69
04/30/17              13,848.00                13,830.12                13,026.53
05/31/17              14,036.00                14,054.29                13,233.29
06/30/17              14,037.00                14,034.08                13,185.80
07/31/17              14,095.00                14,121.94                13,292.51
08/31/17              14,195.00                14,239.51                13,393.71
09/30/17              14,156.00                14,174.47                13,325.63
10/31/17              14,178.00                14,200.90                13,358.06
11/30/17              14,177.00                14,170.19                13,286.53
12/31/17              14,317.00                14,320.08                13,425.44
01/31/18              14,196.00                14,165.43                13,267.44
02/28/18              14,142.00                14,104.42                13,227.77
03/31/18              14,204.00                14,172.09                13,276.53

                                   [END CHART]

                       Data from 7/31/10 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper California Municipal Debt Funds Index and the Bloomberg Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                              USAA CALIFORNIA               LIPPER CALIFORNIA
                             BOND FUND ADVISER             MUNICIPAL DEBT FUNDS
                                  SHARES                         AVERAGE
03/31/12                           4.10%                          4.07%
03/31/13                           3.70%                          3.62%
03/31/14                           3.82%                          3.67%
03/31/15                           3.81%                          3.42%
03/31/16                           3.46%                          3.32%
03/31/17                           3.17%                          3.20%
03/31/18                           3.11%                          3.11%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 through 3/31/18.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

General Obligation ....................................................... 15.4%
Appropriated Debt ........................................................ 14.3%
Water/Sewer Utility ...................................................... 12.2%
Hospital ................................................................. 12.1%
Special Assessment/Tax/Fee ............................................... 11.8%
Escrowed Bonds ...........................................................  7.3%
Real Estate Tax/Fee ......................................................  7.0%
Toll Road ................................................................  4.1%
Nursing/CCRC .............................................................  4.0%
Airport/Port .............................................................  3.9%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AA                                                                         63.4%
A                                                                          22.1%
BBB                                                                         9.3%
BELOW INVESTMENT-GRADE                                                      3.0%
UNRATED                                                                     2.2%

                                   [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                    TAX-EXEMPT
                                    INCOME(1,2)
                                   ------------
                                       100%
                                   ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA California Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)         SECURITY                                                     RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (99.2%)

              CALIFORNIA (94.3%)
$ 1,500       Abag Finance Auth. for Nonprofit Corps.                      5.00%          7/01/2042       $  1,600
  4,235       Abag Finance Auth. for Nonprofit Corps.
                (NBGA - California Health Insurance
                Construction Loan Insurance Program)                       5.00           1/01/2033          4,715
  2,000       Adelanto Public Utility Auth. (INS - Assured
                Guaranty Municipal Corp.)                                  5.00           7/01/2039          2,291
  2,000       Alameda Corridor Transportation Auth.                        5.00          10/01/2037          2,234
  1,500       Anaheim Public Financing Auth.                               5.00           5/01/2046          1,680
  3,230       Antioch Unified School District (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/6/2018)(a),(b)                                 1.63           8/01/2047          3,230
 17,520       Association of Bay Area Governments
                (INS -XL Capital Assurance)                                4.75           3/01/2036         17,723
  1,300       Atwater Wastewater (INS - Assured
                Guaranty Municipal Corp.)                                  5.00           5/01/2043          1,472
 15,000       Bay Area Toll Auth. (MUNIPSA + 1.25%)
                (Put Date 4/1/2027)(c)                                     2.83(d)        4/01/2036         15,795
  3,085       Burbank Unified School District, 4.30%, 8/01/2023            4.30(e)        8/01/2023          2,718
  3,000       Burbank Unified School District, 4.35%, 8/01/2023            4.35(e)        8/01/2023          2,638
  5,265       Carlsbad Unified School District (PRE)
                (INS - Assured Guaranty Corp.)                             5.00          10/01/2034          5,534
  9,500       Centinela Valley Union High School District                  4.00           8/01/2050          9,826
  3,000       Central Unified School District (INS - Assured
                Guaranty Corp.)                                            5.50           8/01/2029          3,155
  5,000       Chula Vista                                                  5.87           1/01/2034          5,229
  2,000       City of Fillmore Wastewater                                  5.00           5/01/2047          2,260
  7,115       City of Roseville City Electric Revenue (PRE)                5.00           2/01/2037          7,548
  1,350       Corona-Norco Unified School District                         5.00           9/01/2032          1,497
  6,000       Educational Facilities Auth. (PRE)                           5.38           4/01/2034          6,440
  3,100       Educational Facilities Auth.                                 5.00          10/01/2049          3,538
  1,000       Educational Facilities Auth.                                 5.00          10/01/2037          1,131
  1,500       Elk Grove Finance Auth. (INS - Build America
                Mutual Assurance Co.)                                      5.00           9/01/2038          1,665
 15,000       Foothill-Eastern Transportation Corridor Agency
                (INS - Assured Guaranty Municipal Corp.)                   4.21(f)        1/15/2034          8,078

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON           FINAL             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$ 7,500       Foothill-Eastern Transportation Corridor Agency
                (INS - Assured Guaranty Municipal Corp.)                   4.25%(f)       1/15/2035       $  3,820
 18,000       Golden State Tobacco Securitization Corp.
                (INS - Assured Guaranty Municipal Corp.)                   4.55           6/01/2022         18,091
 16,675       Golden State Tobacco Securitization Corp.                    5.00           6/01/2033         16,692
 14,000       Health Facilities Financing Auth.                            4.00          11/15/2041         14,369
 10,000       Health Facilities Financing Auth.                            4.00          10/01/2047         10,246
  8,105       Health Facilities Financing Auth.                            4.00           3/01/2039          8,354
  1,000       Health Facilities Financing Auth.                            5.00           8/15/2042          1,119
  2,000       Health Facilities Financing Auth. (PRE)                      6.50          10/01/2033          2,049
  1,050       Health Facilities Financing Auth.
                (NBGA - California Health Insurance
                Construction Loan Insurance Program)                       5.00           7/01/2039          1,175
  2,300       Health Facilities Financing Auth.
                (NBGA - California Health Insurance
                Construction Loan Insurance Program)                       5.00           7/01/2044          2,559
  7,805       Health Facilities Financing Auth.
                (NBGA - California Health Insurance
                Construction Loan Insurance Program)                       5.00           6/01/2042          8,542
  2,100       Health Facilities Financing Auth.                            5.00          11/15/2039          2,324
  5,000       Health Facilities Financing Auth.                            5.00           7/01/2033          5,634
  5,000       Health Facilities Financing Auth. (LOC - Wells
                Fargo & Co.) (Put Date 4/6/2018)(b)                        1.58           7/01/2033          5,000
  9,310       Indio Redevelopment Agency                                   5.25           8/15/2031          9,411
  6,000       Inland Empire Tobacco Securitization Auth.                   5.75           6/01/2026          6,229
  1,000       Irvine Unified School District                               5.00           9/01/2042          1,109
  1,000       Irvine Unified School District                               5.00           9/01/2047          1,105
  1,000       Irvine Unified School District                               5.00           9/01/2042          1,109
    525       Irvine Unified School District                               5.00           9/01/2047            580
  1,000       Irvine Unified School District                               5.00           9/01/2049          1,103
  1,000       Jurupa Public Financing Auth.                                5.00           9/01/2042          1,115
  1,500       Local Public Schools Funding Auth. (INS - Build
                America Mutual Assurance Co.)                              4.00           8/01/2052          1,547
  3,875       Long Beach Bond Finance Auth.                                5.00          11/15/2035          4,651
  2,000       Los Angeles County Public Works Financing Auth.              5.00          12/01/2044          2,249
  6,000       Los Angeles County Public Works Financing Auth.              5.00          12/01/2045          6,733
 10,000       Madera Redevelopment Agency                                  5.38           9/01/2038         10,104
  5,790       March Joint Powers Redevelopment Agency
                (INS - Build America Mutual Assurance Co.)                 4.00           8/01/2041          6,006
  3,800       Modesto Irrigation District (PRE)                            5.75          10/01/2034          3,957
  2,200       Modesto Irrigation District                                  5.75          10/01/2034          2,285
  3,435       Monrovia Financing Auth.                                     5.00          12/01/2045          3,942
  2,345       Monrovia Financing Auth. (INS - Assured Guaranty
                Municipal Corp.)                                           5.00          12/01/2045          2,615

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON           FINAL             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$ 2,000       Mountain View Shoreline Regional Park Community              5.62%          8/01/2035       $  2,222
  1,000       Municipal Finance Auth.                                      5.00           7/01/2047          1,108
    750       Municipal Finance Auth.                                      5.00           2/01/2037            833
  1,000       Municipal Finance Auth.                                      5.00           2/01/2047          1,096
  1,000       Municipal Finance Auth.                                      5.00           2/01/2042          1,101
  1,900       Municipal Finance Auth. (NBGA - California
                Health Insurance Construction Loan Insurance Program)      4.13           5/15/2039          1,984
  2,100       Municipal Finance Auth. (NBGA - California
                Health Insurance Construction Loan Insurance Program)      4.13           5/15/2046          2,183
  1,000       Municipal Finance Auth.                                      5.00           6/01/2050          1,082
  2,500       Municipal Finance Auth. (NBGA - California
                Health Insurance Construction Loan Insurance Program)      5.00           5/15/2047          2,848
  1,500       Norco Community Redevelopment Agency (PRE)                   5.87           3/01/2032          1,620
  1,250       Norco Community Redevelopment Agency (PRE)                   6.00           3/01/2036          1,353
  5,000       Norwalk Redevelopment Agency (INS - National
                Public Finance Guarantee Corp.)                            5.00          10/01/2030          5,012
  3,500       Norwalk Redevelopment Agency (INS - National
                Public Finance Guarantee Corp.)                            5.00          10/01/2035          3,509
  7,500       Norwalk-La Mirada Unified School District
                (INS - Assured Guaranty Municipal Corp.)                   5.00(f)        8/01/2030          4,992
  6,205       Oakdale Irrigation District (PRE)                            5.50           8/01/2034          6,525
 12,230       Palomar Health (INS - Assured Guaranty Municipal Corp.)      6.05(f)        8/01/2031          7,682
  5,500       Palomar Health (INS - National Public Finance
                Guarantee Corp.)                                           4.89(f)        8/01/2026          4,229
  2,000       Pittsburg Successor Agency Redevelopment Agency
                (INS - Assured Guaranty Municipal Corp.)                   5.00           9/01/2029          2,310
  9,870       Pollution Control Financing Auth.                            5.00          11/21/2045         10,034
  4,000       Pollution Control Financing Auth.(a)                         5.25           8/01/2040          4,283
  1,500       Pomona Unified School District (INS - Build America
                Mutual Assurance Co.)                                      5.00           8/01/2039          1,658
  3,000       Public Finance Auth.                                         5.00          10/15/2047          3,269
  1,000       Public Finance Auth.                                         5.00          10/15/2037          1,102
  1,750       Public Finance Auth.(a)                                      5.00           8/01/2041          1,887
  2,250       Public Finance Auth.(a)                                      5.00           8/01/2046          2,418
  1,370       Public Finance Auth.(a)                                      5.00           7/01/2047          1,509
  5,705       Public Works Board                                           5.00           4/01/2031          5,719
  6,875       Public Works Board                                           5.00           4/01/2031          6,892
  2,000       Regents of the Univ. of California                           4.00           5/15/2044          2,063
  2,800       Rio Elementary School District (INS - Assured
                Guaranty Municipal Corp.)                                  4.00           8/01/2045          2,896

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON           FINAL             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$ 1,250       Riverside County Public Financing Auth.
                (INS - Build America Mutual Assurance Co.)                 4.00%         10/01/2036       $  1,301
  1,625       Riverside County Public Financing Auth.
                (INS - Build America Mutual Assurance Co.)                 4.00          10/01/2037          1,688
  2,000       Riverside County Redevelopment Successor Agency
                (INS - Build America Mutual Assurance Co.)                 4.00          10/01/2037          2,077
  2,000       Riverside County Transportation Commission (PRE)             5.25           6/01/2039          2,320
  2,000       RNR School Financing Auth. (INS - Build America
                Mutual Assurance Co.)                                      5.00           9/01/2041          2,253
  2,000       Sacramento Area Flood Control Agency (INS - Build
                America Mutual Assurance Co.)                              5.00          10/01/2044          2,201
 17,765       Sacramento City Financing Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/6/2018)(a),(b)                                 1.68          12/01/2033         17,765
  1,100       Sacramento County Airport Systems                            5.00           7/01/2041          1,245
  1,020       Sacramento Unified School District (INS - Build
                America Mutual Assurance Co.)                              5.00           7/01/2038          1,129
  2,000       San Diego County Regional Airport Auth.                      5.00           7/01/2040          2,124
  1,500       San Diego County Regional Airport Auth.                      5.00           7/01/2047          1,713
  2,500       San Diego Public Facilities Financing Auth.                  5.00          10/15/2044          2,813
  1,000       San Diego Public Facilities Financing Auth. (PRE)            5.25           5/15/2029          1,076
  6,000       San Francisco City & County Airport
                Comm-San Francisco International Airport                   4.90           5/01/2029          6,299
  3,500       San Francisco City & County Airport
                Comm-San Francisco International Airport (PRE)             5.25           5/01/2026          3,511
 10,000       San Jose Financing Auth.                                     5.00           6/01/2039         11,065
  1,500       San Luis & Delta Mendota Water Auth.
                (INS - Build America Mutual Assurance Co.)                 5.00           3/01/2038          1,644
  3,000       San Marcos Schools Financing Auth. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                   5.00           8/15/2035          3,233
  5,000       San Ramon Redevelopment Agency (INS - Build
                America Mutual Assurance Co.)                              5.00           2/01/2038          5,516
  3,500       Santa Barbara Financing Auth.                                5.00           7/01/2029          3,639
  9,000       Santa Barbara Financing Auth.                                5.00           7/01/2039          9,331
  2,000       Santa Clara                                                  5.25           7/01/2032          2,206
  5,250       Santa Clarita CCD                                            4.00           8/01/2046          5,473
  6,000       Santa Cruz County Redevelopment Successor
                (INS - Assured Guaranty Municipal Corp.)                   5.00           9/01/2035          6,745
  9,595       Semitropic Improvement District (LIQ - J.P. Morgan
                Chase & Co.) (Put Date 4/6/2018)(a),(b)                    1.73          12/01/2018          9,595
     75       State                                                        4.50           8/01/2030             75
  5,000       State                                                        5.75           4/01/2031          5,207
  4,000       State                                                        5.25           2/01/2030          4,491
  9,500       State                                                        5.00           8/01/2046         10,876
  2,500       State                                                        5.00           9/01/2045          2,867

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON           FINAL             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$ 7,000       State                                                        5.00%         11/01/2047       $  8,107
  3,000       State                                                        5.00           2/01/2043          3,286
  2,000       Statewide Communities Dev. Auth.                             5.00           5/15/2040          2,225
  1,500       Statewide Communities Dev. Auth.                             5.00           5/15/2042          1,608
  1,500       Statewide Communities Dev. Auth.                             5.00           5/15/2047          1,605
  2,500       Statewide Communities Dev. Auth. (PRE)                       5.00          11/15/2038          2,511
  3,500       Statewide Communities Dev. Auth. (PRE)
                (NBGA - California Health Insurance
                Construction Loan Insurance Program)                       5.75           8/15/2038          3,556
    500       Statewide Communities Dev. Auth.                             5.00          11/01/2043            555
  3,000       Statewide Communities Dev. Auth.                             4.00           8/15/2051          3,040
  2,750       Statewide Communities Dev. Auth.                             5.00          10/01/2046          3,027
  4,000       Statewide Communities Dev. Auth.
                (NBGA - California Health Insurance
                Construction Loan Insurance Program)                       4.00          11/01/2046          4,093
  2,400       Statewide Communities Dev. Auth.
                (NBGA - California Health Insurance
               Construction Loan Insurance Program)                        5.00           8/01/2044          2,676
  1,000       Statewide Communities Dev. Auth.                             5.00           5/15/2047          1,119
  1,000       Statewide Communities Dev. Auth.                             5.00           5/15/2050          1,115
  1,895       Statewide Communities Dev. Auth. (Put Date 4/6/2018)(b)      1.58           4/01/2046          1,895
  7,500       Temecula Valley Unified School District
                (INS - Assured Guaranty Municipal Corp.)                   4.00           8/01/2045          7,796
  1,575       Temecula Valley Unified School District
                (INS - Build America Mutual Assurance Co.)                 5.00           9/01/2040          1,742
  5,710       Tulare (INS - Assured Guaranty Municipal Corp.)              4.00          11/15/2041          5,946
  5,000       Tulare (INS - Assured Guaranty Municipal Corp.)              4.00          11/15/2044          5,196
  7,190       Tuolumne Wind Project Auth. (PRE)                            5.62           1/01/2029          7,410
  8,485       Twin Rivers Unified School District (INS - Assured
                Guaranty Municipal Corp.) (Put Date 6/1/2020)(c)           3.20           6/01/2041          8,495
  3,000       Upland                                                       4.00           1/01/2042          3,009
  2,000       Upland                                                       5.00           1/01/2047          2,232
  1,105       Val Verde Unified School District (INS - Build
                America Mutual Assurance Co.)                              5.00           8/01/2034          1,243
  1,530       Val Verde Unified School District (INS - Build
                America Mutual Assurance Co.)                              5.00           8/01/2035          1,718
  4,000       Val Verde Unified School District (INS - Assured
                Guaranty Municipal Corp.)                                  5.00           3/01/2029          4,113
  1,500       Val Verde Unified School District (INS - Assured
                Guaranty Municipal Corp.)                                  5.13           3/01/2036          1,540
  4,475       Val Verde Unified School District (INS - Assured
                Guaranty Municipal Corp.)                                  4.00           8/01/2045          4,629

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON           FINAL             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$ 4,000       Val Verde Unified School District (INS - Build
                America Mutual Assurance Co.)                              5.00%          8/01/2044       $  4,420
  3,287       Vallejo Sanitation & Flood Control District
                (INS - National Public Finance Guarantee Corp.)            5.00           7/01/2019          3,354
  5,000       Victor Valley Union High School District
                (INS - Assured Guaranty Municipal Corp.)                   4.00           8/01/2037          5,238
 15,550       Victorville JT Powers Finance Auth.
                (LOC - BNP Paribas) (Put Date 4/6/2018)(b)                 2.08           5/01/2040         15,550
  1,250       Washington Township Health Care District                     6.00           7/01/2029          1,299
  1,000       Washington Township Health Care District                     5.00           7/01/2042          1,097
  4,585       West Kern Water District                                     5.00           6/01/2028          5,009
  6,000       Western Placer Unified School District (INS - Assured
                Guaranty Municipal Corp.)                                  4.00           8/01/2041          6,224
                                                                                                          --------
                                                                                                           642,396
                                                                                                          --------
              GUAM (3.9%)
 10,870       Government (LIQ - Barclays Bank plc) (LOC - Barclays
                Bank plc) (Put Date 4/6/2018)(a),(b)                       1.73          12/01/2046         10,870
  1,000       Power Auth.                                                  5.00          10/01/2034          1,043
  2,700       Power Auth.                                                  5.00          10/01/2038          2,905
  4,000       Waterworks Auth.                                             5.50           7/01/2043          4,374
  7,000       Waterworks Auth.                                             5.00           1/01/2046          7,457
                                                                                                          --------
                                                                                                            26,649
                                                                                                          --------
              U.S. VIRGIN ISLANDS (1.0%)
  1,365       Public Finance Auth.                                         4.00          10/01/2022          1,058
  1,500       Public Finance Auth.                                         5.00          10/01/2027          1,125
  1,500       Public Finance Auth.                                         5.00          10/01/2032          1,117
  3,000       Public Finance Auth.(a)                                      5.00           9/01/2033          3,173
                                                                                                          --------
                                                                                                             6,473
                                                                                                          --------
              Total Municipal Obligations (cost: $661,537)                                                 675,518
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $661,537)                                                          $675,518
                                                                                                          ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1             LEVEL 2         LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------
Municipal Obligations                            $-            $675,518              $-            $675,518
-----------------------------------------------------------------------------------------------------------
Total                                            $-            $675,518              $-            $675,518
-----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2017, through March 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District

    MUNIPSA Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index

    PRE       Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

              value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by Mutual Fund Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (c) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

    (d) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represent the rate at March 31, 2018.

    (e) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $661,537)                                          $675,518
   Cash                                                                                                          4
   Receivables:
      Capital shares sold                                                                                       75
      Interest                                                                                               7,423
                                                                                                          --------
         Total assets                                                                                      683,020
                                                                                                          --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                                  878
      Dividends on capital shares                                                                              395
   Accrued management fees                                                                                     186
   Accrued transfer agent's fees                                                                                 5
   Other accrued expenses and payables                                                                          73
                                                                                                          --------
         Total liabilities                                                                                   1,537
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $681,483
                                                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                        $673,071
   Overdistribution of net investment income                                                                    (8)
   Accumulated net realized loss on investments                                                             (5,561)
   Net unrealized appreciation of investments                                                               13,981
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $681,483
                                                                                                          ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $674,498/61,755 capital shares
         outstanding, no par value)                                                                       $  10.92
                                                                                                          ========
      Adviser Shares (net assets of $6,985/640 capital shares
         outstanding, no par value)                                                                       $  10.91
                                                                                                          ========

See accompanying notes to financial statements.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                                         $26,389
                                                                                                           -------
EXPENSES
   Management fees                                                                                           2,022
   Administration and servicing fees:
      Fund Shares                                                                                            1,023
      Adviser Shares                                                                                            11
   Transfer agent's fees:
      Fund Shares                                                                                              161
      Adviser Shares                                                                                             2
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                                            18
   Custody and accounting fees:
      Fund Shares                                                                                              122
      Adviser Shares                                                                                             1
   Postage:
      Fund Shares                                                                                                8
   Shareholder reporting fees:
      Fund Shares                                                                                               11
   Trustees' fees                                                                                               34
   Professional fees                                                                                            81
   Other                                                                                                        22
                                                                                                           -------
        Total expenses                                                                                       3,516
                                                                                                           -------
NET INVESTMENT INCOME                                                                                       22,873
                                                                                                           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                                           557
   Change in net unrealized appreciation/(depreciation)                                                       (857)
                                                                                                           -------
        Net realized and unrealized loss                                                                      (300)
                                                                                                           -------
   Increase in net assets resulting from operations                                                        $22,573
                                                                                                           =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

------------------------------------------------------------------------------------------------------------------
                                                                                               2018           2017
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                   $ 22,873       $ 23,528
   Net realized gain on investments                                                             557            644
   Change in net unrealized appreciation/(depreciation) of investments                         (857)       (24,109)
                                                                                           -----------------------
      Increase in net assets resulting from operations                                       22,573             63
                                                                                           -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                           (22,632)       (23,262)
      Adviser Shares                                                                           (221)          (246)
                                                                                           -----------------------
         Distributions to shareholders                                                      (22,853)       (23,508)
                                                                                           -----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                                5,342         (6,120)
   Adviser Shares                                                                               (97)          (951)
                                                                                           -----------------------
      Total net increase (decrease) in net assets from capital
         share transactions                                                                   5,245         (7,071)
                                                                                           -----------------------
   Net increase (decrease) in net assets                                                      4,965        (30,516)

NET ASSETS
   Beginning of year                                                                        676,518        707,034
                                                                                           -----------------------
   End of year                                                                             $681,483       $676,518
                                                                                           =======================
Overdistribution of net investment income:
   End of year                                                                             $     (8)      $    (19)
                                                                                           =======================

See accompanying notes to financial statements.

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA California Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

        valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $5,000, which represents 0.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities increase

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

overdistribution of net investment income and decrease accumulated net realized loss on investments by $9,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                    2018                2017
                                                --------------------------------
Tax-exempt income                               $22,853,000          $23,508,000

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $   388,000
Accumulated capital and other losses                                  (5,561,000)
Unrealized appreciation of investments                                13,981,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2018, the Fund utilized capital loss carryforwards of $565,000, to offset capital gains. At March 31, 2018, the Fund had long-term capital loss carryforwards of $5,561,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                                            NET
                                                        GROSS            GROSS          UNREALIZED
                                                      UNREALIZED       UNREALIZED      APPRECIATION/
FUND                                 TAX COST        APPRECIATION     DEPRECIATION    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
USAA California Bond Fund          $661,537,000       $20,943,000     $(6,962,000)      $13,981,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $41,004,000 and $67,659,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                  YEAR ENDED
                                               MARCH 31, 2018              MARCH 31, 2017
--------------------------------------------------------------------------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                            ------------------------------------------------
FUND SHARES:
Shares sold                                  5,757      $ 63,554         6,391      $ 71,482
Shares issued from reinvested dividends      1,607        17,703         1,599        17,832
Shares redeemed                             (6,888)      (75,915)       (8,613)      (95,434)
                                            ------------------------------------------------
Net increase (decrease) from capital
  share transactions                           476      $  5,342          (623)     $ (6,120)
                                            ================================================
ADVISER SHARES:
Shares sold                                     19      $    207            33      $    364
Shares issued from reinvested dividends          4            47             6            70
Shares redeemed                                (32)         (351)         (126)*      (1,385)*
                                            ------------------------------------------------
Net decrease from capital
  share transactions                            (9)     $    (97)          (87)     $   (951)
                                            ================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

    of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of the average net assets of the Fund, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million.

    Prior to July 27, 2017, the Fund's base fee was accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund (liquidated July
    2017) combined. These fees were allocated on a proportional basis to each Fund monthly based on average net assets.

    For the year ended March 31, 2018, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of funds within the Lipper California Municipal Debt Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 20 to 50                                 +/- 4
+/- 51 to 100                                +/- 5
+/- 101 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $2,022,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(182,000) and $(3,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.03)% and (0.05)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,023,000 and $11,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $161,000 and $2,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $18,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2018, USAA and its affiliates owned 479,000 Adviser Shares, which represents 74.8% of the Adviser Shares outstanding and 0.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(9) UPCOMING ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of

================================================================================

42  | USAA CALIFORNIA BOND FUND

================================================================================

Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statement and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                                        -----------------------------------------------------------------
                                            2018           2017          2016          2015          2014
                                        -----------------------------------------------------------------
Net asset value at
  beginning of period                   $  10.92       $  11.29      $  11.27      $  10.83      $  11.17
                                        -----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                      .37            .37           .42           .43           .44
  Net realized and
    unrealized gain (loss)                  (.00)(a)       (.37)          .02           .44          (.34)
                                        -----------------------------------------------------------------
Total from investment
  operations                                 .37            .00(a)        .44           .87           .10
                                        -----------------------------------------------------------------
Less distributions from:
  Net investment income                     (.37)          (.37)         (.42)         (.43)         (.44)
                                        -----------------------------------------------------------------
Net asset value at
  end of period                         $  10.92       $  10.92      $  11.29      $  11.27      $  10.83
                                        =================================================================
Total return (%)*                           3.37            .01          3.98          8.14          1.03
Net assets at end of
  period (000)                          $674,498       $669,435      $698,731      $675,694      $631,184
Ratios to average
  net assets:**
  Expenses (%)                               .51            .51(b)        .56(b)        .57(b)        .58(b)
  Net investment income (%)                 3.32           3.34          3.74          3.85          4.12
Portfolio turnover (%)                         6             26             9             4             8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $682,465,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

44  | USAA CALIFORNIA BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                        ---------------------------------------------------------------
                                          2018           2017          2016          2015          2014
                                        ---------------------------------------------------------------
Net asset value at
  beginning of period                   $10.91         $11.28        $11.26        $10.82        $11.16
                                        ---------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .34            .35           .39           .40           .41
  Net realized and
    unrealized gain (loss)                (.00)(a)       (.37)          .02           .44          (.34)
                                        ---------------------------------------------------------------
Total from investment operations           .34           (.02)          .41           .84           .07
                                        ---------------------------------------------------------------
Less distributions from:
  Net investment income                   (.34)          (.35)         (.39)         (.40)         (.41)
Redemption fees added to
  beneficial interests                       -            .00(a)          -             -             -
                                        ---------------------------------------------------------------
Net asset value at
  end of period                         $10.91         $10.91        $11.28        $11.26        $10.82
                                        ===============================================================
Total return (%)*                         3.12           (.24)         3.73          7.86           .79
Net assets at
  end of period (000)                   $6,985         $7,083        $8,303        $7,948        $5,606
Ratios to average net
  assets:**
  Expenses (%)                             .75            .75(c)        .80(c)        .83(b),(c)    .82(c)
  Expenses, excluding
    reimbursements (%)                     .75            .75(c)        .80(c)        .83(c)        .82(c)
  Net investment income (%)               3.08           3.09          3.49          3.58          3.88
Portfolio turnover (%)                       6             26             9             4             8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $7,178,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

46  | USAA CALIFORNIA BOND FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE          OCTOBER 1, 2017 -
                                      OCTOBER 1, 2017         MARCH 31, 2018          MARCH 31, 2018
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00               $1,004.50                  $2.60

Hypothetical
  (5% return before expenses)            1,000.00                1,022.34                   2.62

ADVISER SHARES
Actual                                   1,000.00                1,003.40                   3.75

Hypothetical
  (5% return before expenses)            1,000.00                1,021.19                   3.78

*Expenses are equal to the Fund's annualized expense ratio of 0.52% for Fund
 Shares and 0.75% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.45% for Fund Shares and 0.34% for Adviser Shares for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

48  | USAA CALIFORNIA BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

50  | USAA CALIFORNIA BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA CALIFORNIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

54  | USAA CALIFORNIA BOND FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40860-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA GLOBAL EQUITY INCOME FUND]

 ==============================================================

        ANNUAL REPORT
        USAA GLOBAL EQUITY INCOME FUND
        FUND SHARES o INSTITUTIONAL SHARES
        MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short- and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      22

    Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                               43

TRUSTEES' AND OFFICERS' INFORMATION                                           45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
      [PHOTO OF DAN DENBOW]                       [PHOTO OF JOHN P. TOOHEY]

      DAN DENBOW, CFA                             JOHN P. TOOHEY, CFA
      USAA Asset                                  USAA Asset
      Management Company                          Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The broad stock market climbed with little interruption for much of the reporting period ended March 31, 2018. Investors appeared encouraged by a backdrop of synchronized growth across the major global economies. The U.S. economy registered gross domestic product growth in the 3% range over the last three quarters of 2017, while the 2017 calendar year saw both the European Union experience its highest annual growth rate in 10 years and Japan's economy return to meaningfully positive territory. Central banks globally continued to pursue supportive policies, while the Federal Reserve
    (Fed) maintained a restrained and well-signaled approach to normalizing interest rates. Sentiment in the U.S. was boosted by the Trump administration's efforts at deregulation, and the passage of tax reform injected markets with a further dose of optimism entering 2018.

    Stocks experienced steadily increasing volatility entering February of 2018. U.S. employment data exceeded expectations with respect to hiring and wage growth against a backdrop of arguably full employment. Stocks dropped on investor concerns that the Fed may feel compelled to accelerate its interest rate increase cycle. Most of the lost ground would be recovered by the end of February 2018, but volatility had been reintroduced into the market. Stocks decreased again in March 2018 on fears of a potential trade war after the Trump administration announced plans to place tariffs on imports from China.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the annual period ended March 31, 2018, the Fund Shares and Institutional Shares had a total return of 7.41% and 7.35%. This compares to returns of 8.04% for the MSCI World High Dividend Yield Index and 9.09% for the Lipper Global Equity Income Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    The Fund focuses on income-oriented equities globally, and will normally have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the potential for better value. In selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the Fund will generally be somewhat lower than the Fund's benchmark. However, our view is that a focus on companies with the potential for dividend growth should provide an improved total return profile as we invest within the global dividend stock universe.

    For the period ended March 31, 2018, positive contributions to the Fund's performance were led by stock selection within the utilities and consumer staples sectors, while selection also was positive within the consumer discretionary, telecommunication services, information technology, and healthcare sectors. Offsetting these positive contributions was the negative impact of selection within the industrials and, to a lesser extent, energy and materials sectors. From an allocation perspective,

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

an underweight allocation to consumer staples and an overweight allocation to information technology contributed to the Fund's performance relative to the benchmark. The Fund's cash position constrained its performance in a rising market.

In terms of individual holdings, leading positive contributors included German electric utility E.ON SE (E.ON). In mid-2017, E.ON received a favorable ruling to the effect that a previous nuclear fuel tax levied against the company was unconstitutional. As a result, the government had to pay E.ON a significant lump sum, allowing the company to de-leverage its balance sheet and increase its dividend. Then, in early 2018, E.ON announced it was purchasing a sizable stake in German utility Innogy, in a deal that could provide significant synergies while increasing E.ON's exposure to the high value energy networks business. Italian utility Enel S.p.A. (Enel) was another strong performer within the Fund's portfolio. The company has been reducing exposure to the thermal generation business, which has sizable commodity risk, and selling other non-core assets while investing in higher growth renewables assets and its energy networks business. After a few years of negative revenue growth due to asset sales, Enel returned to growth in 2017. A position in retailer Walmart also contributed to the Fund's relative performance. Walmart has seen significantly improved sales growth, driven by increases in both store traffic and online activity. Store performance has been helped by improved results in the grocery segment, while Walmart.com has broadened its offerings and attracted new customers. While there have been some concerns related to Walmart's accelerated level of investment, we believe there are opportunities for the company to lower costs. European media company Sky plc (Sky) was also a positive contributor for the reporting period. In early 2018, the company received an unexpected hostile bid from Comcast which was well above a previous offer from Fox. The shares have been trading above the offer price from Comcast as there is optimism that an even higher offer for Sky could surface. We decreased the Fund's position in Sky given our view that most of the upside in the stock is now reflected in its price. Pharmaceutical giant AbbVie, Inc. (AbbVie) announced in September of 2017 the settlement of a patent dispute with Amgen

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    regarding AbbVie's best-selling drug Humira. Under the settlement, there will be no biosimilar competition from Amgen until 2023, leading AbbVie to raise its 2020 revenue guidance. In addition, in early 2018 the company provided guidance which incorporated a much lower-than-expected long-term tax rate. Given the outperformance of the stock, we reduced the Fund's position on the view that many of the positives are now priced in.

    The most significant detractors from the Fund's relative performance included General Electric Co. (GE). We had believed that GE's financial performance would improve after reducing its financial services exposure and purchasing the power and energy assets of French railway vehicle and signaling manufacturer Alstom. However, GE shares significantly underperformed due to a few unfavorable conditions. The power management business is experiencing negative growth due to weak equipment orders and servicing revenue. GE's free cash flow conversion has significantly underperformed expectations and trailed earnings, which partly drove the company to cut its dividend in late 2017. We sold the stock as we now believe that the company's issues are not likely to be fixed in the short term. Shares of Peyto Exploration & Development Corp. also lagged in the reporting period. While the company has a large inventory of low cost natural gas assets, the company has been hindered by weak gas prices in Western Canada as limited transport capacity has led to a market glut there. We believe the transport issue may ease over time based on recently announced projects and the Fund continues to hold the stock as we view it as potentially trading at a sizable discount to its fair value. Exposure to Australia and New Zealand Banking Group LTD acted as a constraint on the Fund's performance. Fee income has been below expectations, and there is also some concern that the favorable conditions to net interest income from higher interest rates will be offset by higher funding costs as regulators consider requiring banks to issue debt to increase their ability to absorb loan defaults.The bank also appears to have lowered risk with the sale of non-core Asian assets, reduced earnings volatility, improved credit quality, and is lowering costs. Finally, German manufacturing conglomerate Siemens
    AG (Siemens)

================================================================================

4  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

underperformed as investors have been worried that GE's struggles would eventually hurt pricing power for Siemens. While the power and gas business is indeed challenged, Siemens shows strength in other businesses such as digital factory, mobility, renewable energy, and energy management. Siemens also has significantly higher free cash flow conversion and a better business mix than GE, so we think that these concerns could eventually subside.

As always, the direction of global markets will ultimately be determined by the economic outlook and how that translates to corporate earnings. A number of factors have the potential to drive equity market volatility in the near future. Investors will be watching headlines around U.S. politics, tariffs, trade wars, inflation, and the Fed's action on interest rates, among other issues.

On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective. In the shorter time frame, a focus on dividends may help provide a degree of relative stability against a backdrop of economic uncertainty, relatively full equity valuations and potential market volatility.

Thank you for allowing us to assist you with your investment needs.

Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL EQUITY INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: UGEIX)

--------------------------------------------------------------------------------
                                                3/31/18              3/31/17
--------------------------------------------------------------------------------
Net Assets                                   $96.1 Million       $85.8 Million
Net Asset Value Per Share                       $10.88              $10.42

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 8/7/15
    7.41%                                                       5.49%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/17*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.27%        AFTER REIMBURSEMENT       1.21%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated August 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after July 31, 2018. If the total annual operating expense ratio of the Fund Shares is lower than 1.20%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          MSCI WORLD              LIPPER GLOBAL            USAA GLOBAL
                        HIGH DIVIDEND             EQUITY INCOME           EQUITY INCOME
                         YIELD INDEX               FUNDS INDEX             FUND SHARES
07/31/15                 $10,000.00                $10,000.00               $10,000.00
08/31/15                   9,398.61                  9,429.12                 9,350.00
09/30/15                   9,159.15                  9,182.62                 9,030.00
10/31/15                   9,866.73                  9,759.31                 9,650.00
11/30/15                   9,719.34                  9,676.75                 9,510.00
12/31/15                   9,581.12                  9,537.00                 9,316.00
01/31/16                   9,247.14                  9,219.54                 8,935.00
02/29/16                   9,312.39                  9,183.69                 8,915.00
03/31/16                   9,942.16                  9,733.62                 9,465.00
04/30/16                  10,142.82                  9,820.25                 9,707.00
05/31/16                  10,143.87                  9,878.12                 9,737.00
06/30/16                  10,238.75                  9,921.61                 9,848.00
07/31/16                  10,487.05                 10,203.27                10,062.00
08/31/16                  10,429.82                 10,165.14                10,011.00
09/30/16                  10,504.33                 10,192.32                10,042.00
10/31/16                  10,191.50                  9,952.40                 9,797.00
11/30/16                  10,176.77                 10,003.44                 9,818.00
12/31/16                  10,470.97                 10,224.07                10,128.00
01/31/17                  10,611.22                 10,382.61                10,261.00
02/28/17                  10,934.19                 10,645.94                10,538.00
03/31/17                  11,089.82                 10,777.54                10,727.00
04/30/17                  11,161.38                 10,903.92                10,768.00
05/31/17                  11,467.99                 11,160.16                11,015.00
06/30/17                  11,445.05                 11,185.23                10,980.00
07/31/17                  11,633.98                 11,352.28                11,146.00
08/31/17                  11,654.19                 11,358.57                11,167.00
09/30/17                  11,952.45                 11,582.01                11,438.00
10/31/17                  11,993.67                 11,680.29                11,521.00
11/30/17                  12,262.11                 11,907.57                11,761.00
12/31/17                  12,370.41                 12,049.18                11,832.00
01/31/18                  12,830.26                 12,497.58                12,316.00
02/28/18                  12,193.26                 11,925.39                11,695.00
03/31/18                  11,981.32                 11,756.98                11,522.00

                                   [END CHART]

                       Data from 7/31/15 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Shares to the following benchmarks:

o The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Lipper Global Equity Income Funds Index which measures the Fund's performance to that of the Lipper Global Equity Income Funds category.

*The performance of the Lipper Global Equity Income Funds Index and the MSCI World High Dividend Yield Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL EQUITY INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGEX)

--------------------------------------------------------------------------------
                                                3/31/18              3/31/17
--------------------------------------------------------------------------------
Net Assets                                   $5.4 Million         $5.2 Million
Net Asset Value Per Share                       $10.89               $10.43

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
   1 YEAR                                              SINCE INCEPTION 8/7/15
   7.35%                                                       5.53%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT      1.56%             AFTER REIMBURSEMENT      1.11%

            (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated August 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares'average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after July 31, 2018. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                      LIPPER                 USAA GLOBAL
                         MSCI WORLD               GLOBAL EQUITY             EQUITY INCOME
                        HIGH DIVIDEND              INCOME FUNDS           FUND INSTITUTIONAL
                         YIELD INDEX                   INDEX                    SHARES
07/31/15                 $10,000.00                 $10,000.00                $10,000.00
08/31/15                   9,398.61                   9,429.12                  9,350.00
09/30/15                   9,159.15                   9,182.62                  9,030.00
10/31/15                   9,866.73                   9,759.31                  9,660.00
11/30/15                   9,719.34                   9,676.75                  9,520.00
12/31/15                   9,581.12                   9,537.00                  9,323.00
01/31/16                   9,247.14                   9,219.54                  8,942.00
02/29/16                   9,312.39                   9,183.69                  8,912.00
03/31/16                   9,942.16                   9,733.62                  9,468.00
04/30/16                  10,142.82                   9,820.25                  9,710.00
05/31/16                  10,143.87                   9,878.12                  9,750.00
06/30/16                  10,238.75                   9,921.61                  9,858.00
07/31/16                  10,487.05                  10,203.27                 10,072.00
08/31/16                  10,429.82                  10,165.14                 10,031.00
09/30/16                  10,504.33                  10,192.32                 10,052.00
10/31/16                  10,191.50                   9,952.40                  9,807.00
11/30/16                  10,176.77                  10,003.44                  9,827.00
12/31/16                  10,470.97                  10,224.07                 10,147.00
01/31/17                  10,611.22                  10,382.61                 10,281.00
02/28/17                  10,934.19                  10,645.94                 10,558.00
03/31/17                  11,089.82                  10,777.54                 10,745.00
04/30/17                  11,161.38                  10,903.92                 10,786.00
05/31/17                  11,467.99                  11,160.16                 11,034.00
06/30/17                  11,445.05                  11,185.23                 11,009.00
07/31/17                  11,633.98                  11,352.28                 11,165.00
08/31/17                  11,654.19                  11,358.57                 11,186.00
09/30/17                  11,952.45                  11,582.01                 11,457.00
10/31/17                  11,993.67                  11,680.29                 11,540.00
11/30/17                  12,262.11                  11,907.57                 11,780.00
12/31/17                  12,370.41                  12,049.18                 11,847.00
01/31/18                  12,830.26                  12,497.58                 12,332.00
02/28/18                  12,193.26                  11,925.39                 11,710.00
03/31/18                  11,981.32                  11,756.98                 11,535.00

                                   [END CHART]

                       Data from 7/31/15 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the MSCI World High Dividend Yield Index and the Lipper Global Equity Income Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 3/31/18 o
                              (% of Net Assets)

Pfizer, Inc...............................................................  2.8%
Unilever N.V. ............................................................  2.7%
Siemens AG ...............................................................  2.7%
Nestle S.A. ..............................................................  2.5%
Novartis AG ..............................................................  2.5%
Cisco Systems, Inc. ......................................................  2.3%
Exxon Mobil Corp..........................................................  2.1%
TOTAL S.A. ...............................................................  2.0%
Merck & Co., Inc. ........................................................  2.0%
Johnson & Johnson.........................................................  1.9%

    Refer to the Portfolio of Investments for complete list of securities.

    *Does not include money market instruments.

================================================================================

10  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                    o ASSET ALLOCATION - 3/31/18 o

                   [PIE CHART OF ASSET ALLOCATION]

HEALTH CARE                                                                16.2%
CONSUMER STAPLES                                                           15.0%
FINANCIALS                                                                 11.9%
INFORMATION TECHNOLOGY                                                     11.0%
INDUSTRIALS                                                                10.8%
ENERGY                                                                      9.9%
CONSUMER DISCRETIONARY                                                      6.8%
UTILITIES                                                                   6.2%
TELECOMMUNICATION SERVICES                                                  5.6%
MATERIALS                                                                   5.5%
MONEY MARKET INSTRUMENTS                                                    0.9%

                             [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE    LONG-TERM CAPITAL GAIN    FOREIGN TAXES    FOREIGN SOURCE     QUALIFIED
  SHAREHOLDERS)(1)          DISTRIBUTIONS(2)         PAID(3)           INCOME       INTEREST INCOME
---------------------------------------------------------------------------------------------------
    51.42%                     $543,000             $132,000         $1,955,000        $15,000
---------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended March 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL EQUITY INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Global Equity Income Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.9%)

              COMMON STOCKS (98.9%)

              CONSUMER DISCRETIONARY (6.8%)
              -----------------------------
              ADVERTISING (0.5%)
      7,630   Omnicom Group, Inc.                                                               $    555
                                                                                                --------
              AUTO PARTS & EQUIPMENT (0.9%)
     17,040   Magna International, Inc.                                                              960
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (1.1%)
     12,830   Daimler AG(a)                                                                        1,090
                                                                                                --------
              CABLE & SATELLITE (0.5%)
     27,281   Sky plc(a)                                                                             497
                                                                                                --------
              CASINOS & GAMING (0.6%)
      8,060   Las Vegas Sands Corp.                                                                  580
                                                                                                --------
              HOME IMPROVEMENT RETAIL (0.9%)
    223,900   Kingfisher plc(a)                                                                      921
                                                                                                --------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
      7,900   Carnival Corp.                                                                         518
                                                                                                --------
              RESTAURANTS (1.8%)
     11,558   McDonald's Corp.                                                                     1,807
                                                                                                --------
              Total Consumer Discretionary                                                         6,928
                                                                                                --------
              CONSUMER STAPLES (15.0%)
              ------------------------
              BREWERS (0.7%)
      6,744   Anheuser-Busch InBev S.A.(a)                                                           741
                                                                                                --------
              FOOD DISTRIBUTORS (0.5%)
      8,800   Sysco Corp.                                                                            528
                                                                                                --------
              HOUSEHOLD PRODUCTS (1.5%)
     18,860   Procter & Gamble Co.                                                                 1,495
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (1.7%)
     19,340   Walmart, Inc.                                                                        1,721
                                                                                                --------

================================================================================

14  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEATS (2.5%)
     32,370   Nestle S.A.(a)                                                                    $  2,563
                                                                                                --------
              PERSONAL PRODUCTS (2.7%)
     49,050   Unilever N.V.(a)                                                                     2,773
                                                                                                --------
              SOFT DRINKS (1.5%)
     13,080   Coca-Cola Co.                                                                          568
      8,395   PepsiCo, Inc.                                                                          916
                                                                                                --------
                                                                                                   1,484
                                                                                                --------
              TOBACCO (3.9%)
     10,240   Altria Group, Inc.                                                                     638
     24,012   British American Tobacco plc(a)                                                      1,394
     13,590   Japan Tobacco, Inc.(a)                                                                 389
     14,870   Philip Morris International, Inc.                                                    1,478
                                                                                                --------
                                                                                                   3,899
                                                                                                --------
              Total Consumer Staples                                                              15,204
                                                                                                --------
              ENERGY (9.9%)
              -------------
              INTEGRATED OIL & GAS (7.2%)
     29,160   Exxon Mobil Corp.                                                                    2,176
     50,310   Galp Energia SGPS S.A.(a)                                                              949
     24,710   Occidental Petroleum Corp.                                                           1,605
     16,470   Royal Dutch Shell plc "A"(a)                                                           525
     36,251   TOTAL S.A.(a)                                                                        2,060
                                                                                                --------
                                                                                                   7,315
                                                                                                --------
              OIL & GAS EQUIPMENT & SERVICES (1.0%)
     15,300   Schlumberger Ltd.                                                                      991
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (1.3%)
     13,230   ConocoPhillips                                                                         785
     56,950   Peyto Exploration & Development Corp.                                                  477
                                                                                                --------
                                                                                                   1,262
                                                                                                --------
              OIL & GAS REFINING & MARKETING (0.4%)
     17,140   Keyera Corp.                                                                           446
                                                                                                --------
              Total Energy                                                                        10,014
                                                                                                --------
              FINANCIALS (11.9%)
              ------------------
              CONSUMER FINANCE (0.9%)
     26,585   Synchrony Financial                                                                    891
                                                                                                --------
              DIVERSIFIED BANKS (7.3%)
     47,510   Australia & New Zealand Banking Group Ltd.(a)                                          986
      8,190   Bank of America Corp.                                                                  246

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     20,713   Bank of Nova Scotia                                                               $  1,276
     67,190   DBS Group Holdings Ltd.(a)                                                           1,417
    113,350   HSBC Holdings plc(a)                                                                 1,059
      8,500   J.P.Morgan Chase & Co.                                                                 935
     19,714   Royal Bank of Canada                                                                 1,523
                                                                                                --------
                                                                                                   7,442
                                                                                                --------
              FINANCIAL EXCHANGES & DATA (0.6%)
      3,933   CME Group, Inc.                                                                        636
                                                                                                --------
              MULTI-LINE INSURANCE (2.5%)
      4,642   Allianz SE(a)                                                                        1,049
     55,170   AXA S.A.(a)                                                                          1,469
                                                                                                --------
                                                                                                   2,518
                                                                                                --------
              REGIONAL BANKS (0.6%)
      3,630   PNC Financial Services Group, Inc.                                                     549
                                                                                                --------
              Total Financials                                                                    12,036
                                                                                                --------
              HEALTH CARE (16.2%)
              -------------------
              BIOTECHNOLOGY (2.2%)
     13,210   AbbVie, Inc.                                                                         1,250
     13,150   Gilead Sciences, Inc.                                                                  992
                                                                                                --------
                                                                                                   2,242
                                                                                                --------
              HEALTH CARE EQUIPMENT (1.0%)
     12,506   Medtronic plc                                                                        1,003
                                                                                                --------
              PHARMACEUTICALS (13.0%)
     15,389   AstraZeneca plc(a)                                                                   1,083
     50,920   GlaxoSmithKline plc(a)                                                                 989
     15,300   Johnson & Johnson                                                                    1,961
     37,630   Merck & Co., Inc.                                                                    2,050
     31,140   Novartis AG(a)                                                                       2,519
     79,690   Pfizer, Inc.                                                                         2,828
      7,800   Roche Holding AG(a)                                                                  1,789
                                                                                                --------
                                                                                                  13,219
                                                                                                --------
              Total Health Care                                                                   16,464
                                                                                                --------
              INDUSTRIALS (10.8%)
              -------------------
              AEROSPACE & DEFENSE (2.1%)
    118,140   BAE Systems plc(a)                                                                     965
      3,480   Lockheed Martin Corp.                                                                1,176
                                                                                                --------
                                                                                                   2,141
                                                                                                --------
        >

================================================================================

16  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.9%)
     25,551   Johnson Controls International plc                                                $    900
                                                                                                --------
              CONSTRUCTION & ENGINEERING (1.7%)
     17,500   Vinci S.A.(a)                                                                        1,723
                                                                                                --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.5%)
     25,750   Volvo AB "B"(a)                                                                        470
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
     10,370   Eaton Corp. plc                                                                        829
                                                                                                --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.5%)
      8,460   Republic Services, Inc.                                                                560
                                                                                                --------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.5%)
      6,450   Adecco Group AG(a)                                                                     460
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (2.7%)
     21,340   Siemens AG(a)                                                                        2,722
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (1.1%)
     42,280   Mitsubishi Corp.(a)                                                                  1,137
                                                                                                --------
              Total Industrials                                                                   10,942
                                                                                                --------
              INFORMATION TECHNOLOGY (11.0%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (2.3%)
     54,810   Cisco Systems, Inc.                                                                  2,351
                                                                                                --------
              SEMICONDUCTORS (5.0%)
      1,981   Broadcom Ltd.                                                                          467
     54,931   Cypress Semiconductor Corp.                                                            931
     17,255   Intel Corp.                                                                            899
     10,740   Maxim Integrated Products, Inc.                                                        647
     24,360   QUALCOMM, Inc.                                                                       1,350
      7,450   Texas Instruments, Inc.                                                                774
                                                                                                --------
                                                                                                   5,068
                                                                                                --------
              SYSTEMS SOFTWARE (1.7%)
     13,980   Microsoft Corp.                                                                      1,276
      9,835   Oracle Corp.                                                                           450
                                                                                                --------
                                                                                                   1,726
                                                                                                --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
     55,720   HP, Inc.                                                                             1,221
      8,790   Western Digital Corp.                                                                  811
                                                                                                --------
                                                                                                   2,032
                                                                                                --------
              Total Information Technology                                                        11,177
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MATERIALS (5.5%)
              ----------------
              DIVERSIFIED CHEMICALS (2.7%)
     12,870   BASF SE(a)                                                                        $  1,308
     22,140   DowDuPont, Inc.                                                                      1,410
                                                                                                --------
                                                                                                   2,718
                                                                                                --------
              DIVERSIFIED METALS & MINING (0.5%)
      9,854   Rio Tinto Ltd.(a)                                                                      554
                                                                                                --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (1.0%)
      4,200   Monsanto Co.                                                                           490
     10,492   Nutrien Ltd.                                                                           496
                                                                                                --------
                                                                                                     986
                                                                                                --------
              PAPER PRODUCTS (0.4%)
      9,590   UPM-Kymmene Oyj(a)                                                                     356
                                                                                                --------
              SPECIALTY CHEMICALS (0.9%)
      4,440   Albemarle Corp.                                                                        412
     12,000   Johnson Matthey plc(a)                                                                 513
                                                                                                --------
                                                                                                     925
                                                                                                --------
              Total Materials                                                                      5,539
                                                                                                --------
              TELECOMMUNICATION SERVICES (5.6%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.3%)
     49,090   AT&T, Inc.                                                                           1,750
     12,310   Nippon Telegraph & Telephone Corp.(a)                                                  572
                                                                                                --------
                                                                                                   2,322
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (3.3%)
     25,800   NTT DOCOMO, Inc.(a)                                                                    657
     28,210   Rogers Communications, Inc. "B"                                                      1,260
    538,670   Vodafone Group plc(a)                                                                1,475
                                                                                                --------
                                                                                                   3,392
                                                                                                --------
              Total Telecommunication Services                                                     5,714
                                                                                                --------
              UTILITIES (6.2%)
              ----------------
              ELECTRIC UTILITIES (4.5%)
     14,850   Duke Energy Corp.                                                                    1,150
     12,110   Edison International                                                                   771
    255,410   Enel S.p.A.(a)                                                                       1,565
      7,010   NextEra Energy, Inc.                                                                 1,145
                                                                                                --------
                                                                                                   4,631
                                                                                                --------

================================================================================

18  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MULTI-UTILITIES (1.7%)
    110,325   E.ON SE(a)                                                                        $  1,226
     42,675   National Grid plc(a)                                                                   480
                                                                                                --------
                                                                                                   1,706
                                                                                                --------
              Total Utilities                                                                      6,337
                                                                                                --------
              Total Common Stocks (cost: $91,142)                                                100,355
                                                                                                --------
              Total Equity Securities (cost: $91,142)                                            100,355
                                                                                                --------

              MONEY MARKET INSTRUMENTS (0.9%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.9%)
    897,500   State Street Institutional Treasury Money Market Fund Premier Class, 1.51%(b)
                (cost: $897)                                                                         897
                                                                                                --------

              TOTAL INVESTMENTS (COST: $92,039)                                                 $101,252
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                LEVEL 1              LEVEL 2             LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                       $57,910              $42,445                  $-          $100,355
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                    897                    -                   -               897
--------------------------------------------------------------------------------------------------------
Total                                 $58,807              $42,445                  $-          $101,252
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------
                      FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of April 1, 2017, through March 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                        TRANSFERS          TRANSFERS           TRANSFERS
                                                             INTO               INTO                INTO
                                                         (OUT OF)           (OUT OF)            (OUT OF)
ASSETS ($ IN 000s)                                        LEVEL 1            LEVEL 2             LEVEL 3
--------------------------------------------------------------------------------------------------------
Common Stocks(I)                                        $(31,027)            $31,027              $-
--------------------------------------------------------------------------------------------------------
Total                                                   $(31,027)            $31,027              $-
--------------------------------------------------------------------------------------------------------

(I) Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

20  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 48.1% of net assets at March 31, 2018.

o   SPECIFIC NOTES

    (a) Securities with a value of $42,445,000, which represented 41.8% of the Fund's net assets, were classified as Level 2 at March 31, 2018, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Rate represents the money market fund annualized seven-day yield at March 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $92,039)                                 $101,252
   Cash                                                                                               14
   Receivables:
      Capital shares sold                                                                             42
      USAA Asset Management Company (Note 6C)                                                          1
      Dividends and interest                                                                         426
                                                                                                --------
         Total assets                                                                            101,735
                                                                                                --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                         45
      Payable to broker                                                                                9
   Accrued management fees                                                                            41
   Accrued transfer agent's fees                                                                       7
   Other accrued expenses and payables                                                                85
                                                                                                --------
         Total liabilities                                                                           187
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $101,548
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $ 91,690
   Accumulated undistributed net investment income                                                    82
   Accumulated net realized gain on investments                                                      558
   Net unrealized appreciation of investments                                                      9,213
   Net unrealized appreciation of foreign currency translations                                        5
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $101,548
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $96,101/8,830 capital shares
         outstanding, no par value)                                                             $  10.88
                                                                                                ========
      Institutional Shares (net assets of $5,447/500 capital shares
         outstanding, no par value)                                                             $  10.89
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

22  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $181)                                              $3,252
   Interest                                                                                           22
                                                                                                  ------
      Total income                                                                                 3,274
                                                                                                  ------
EXPENSES
   Management fees                                                                                   490
   Administration and servicing fees:
      Fund Shares                                                                                    144
      Institutional Shares                                                                             5
   Transfer agent's fees:
      Fund Shares                                                                                    144
      Institutional Shares                                                                             6
   Custody and accounting fees:
      Fund Shares                                                                                     66
      Institutional Shares                                                                             4
   Postage:
      Fund Shares                                                                                     10
   Shareholder reporting fees:
      Fund Shares                                                                                     15
   Trustees' fees                                                                                     34
   Registration fees:
      Fund Shares                                                                                     27
      Institutional Shares                                                                            22
   Professional fees                                                                                 100
   Other                                                                                              15
                                                                                                  ------
            Total expenses                                                                         1,082
   Expenses reimbursed:
      Institutional Shares                                                                           (10)
                                                                                                  ------
            Net expenses                                                                           1,072
                                                                                                  ------
NET INVESTMENT INCOME                                                                              2,202
                                                                                                  ------

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS, AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                                 $1,264
      Foreign currency transactions                                                                   26
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                  3,726
      Foreign currency translations                                                                    6
                                                                                                  ------
            Net realized and unrealized gain                                                       5,022
                                                                                                  ------
   Increase in net assets resulting from operations                                               $7,224
                                                                                                  ======

See accompanying notes to financial statements.

================================================================================

24  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------

                                                                                   2018             2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                       $  2,202          $ 1,461
   Net realized gain on investments                                               1,264              654
   Net realized gain (loss) on foreign currency transactions                         26              (35)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                3,726            6,470
       Foreign currency translations                                                  6               (7)
                                                                               -------------------------
       Increase in net assets resulting from operations                           7,224            8,543
                                                                               -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                               (2,032)          (1,278)
       Institutional Shares                                                        (113)            (105)
                                                                               -------------------------
           Total distributions of net investment income                          (2,145)          (1,383)
                                                                               -------------------------
   Net realized gains:
       Fund Shares                                                                 (704)               -
       Institutional Shares                                                         (40)               -
                                                                               -------------------------
           Total distributions of net realized gains                               (744)               -
                                                                               -------------------------
       Distributions to shareholders                                             (2,889)          (1,383)
                                                                               -------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
    Fund Shares                                                                   6,169           37,109
    Institutional Shares                                                              -                -
                                                                               -------------------------
        Total net increase in net assets from capital
             share transactions                                                   6,169           37,109
                                                                               -------------------------
    Net increase in net assets                                                   10,504           44,269

NET ASSETS
   Beginning of year                                                             91,044           46,775
                                                                               -------------------------
   End of year                                                                 $101,548          $91,044
                                                                               =========================
Accumulated undistributed net investment income:
   End of year                                                                 $     82          $    68
                                                                               =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Global Equity Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return with an emphasis on current income.

The Fund consists of two classes of shares: Global Equity Income Fund Shares (Fund Shares) and Global Equity Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

26  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

       local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

28  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

30  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary

================================================================================

32  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $43,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                     2018              2017
                                                  ----------------------------
Ordinary income*                                  $2,346,000        $1,383,000
Long-term realized capital gain                      543,000                 -
                                                  ----------        ----------
  Total distributions paid                        $2,889,000        $1,383,000
                                                  ==========        ==========

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  376,000
Undistributed long-term capital gains                                  249,000
Unrealized appreciation of investments                               9,233,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                               NET
                                                  GROSS                GROSS                UNREALIZED
                                                UNREALIZED           UNREALIZED            APPRECIATION/
FUND                         TAX COST          APPRECIATION         DEPRECIATION          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
USAA Global Equity
  Income Fund              $92,024,000         $12,468,000          $(3,240,000)            $9,228,000

================================================================================

34  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $31,749,000 and $21,532,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                  YEAR ENDED
                                      MARCH 31, 2018               MARCH 31, 2017
    --------------------------------------------------------------------------------
                                   SHARES        AMOUNT        SHARES        AMOUNT
                                   -------------------------------------------------
    FUND SHARES:
    Shares sold                     1,926       $ 20,822        5,313       $ 52,558
    Shares issued from
      reinvested dividends            179          1,956           76            759
    Shares redeemed                (1,513)       (16,609)      (1,634)       (16,208)
                                   -------------------------------------------------
    Net increase from capital
      share transactions              592       $  6,169        3,755       $ 37,109
                                   =================================================
    INSTITUTIONAL SHARES:
    Shares sold                         -       $      -            -       $      -
    Shares issued from
      reinvested dividends              -              -            -              -
    Shares redeemed                     -              -            -              -
                                   -------------------------------------------------
    Net increase from capital
      share transactions                -       $      -            -       $      -
                                   =================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended March 31, 2018, there were no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of funds within the Lipper Global Equity Income Funds category.

    The performance period for the Fund commenced on August 7, 2015, and will consist of the current month plus the preceding 12 months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the

================================================================================

36  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $490,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(15,000) and $(1,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.02)% and (0.02)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Funds Shares and Institutional Shares, respectively. For the year ended March 31, 2018, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $144,000 and $5,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through July 31, 2018, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 1.20%, and 1.10%, respectively, of their average net assets,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through July 31, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2018, the Institutional Shares incurred reimbursable expenses of $10,000, of which $1,000 was receivable from the Manager. For the year ended March 31, 2018, the Fund Shares did not incur any reimbursable expenses.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended March 31, 2018, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $144,000 and $6,000, respectively. At March 31, 2018, the Fund Shares and Institutional Shares recorded a reclassification of less than $500, respectively for SAS adjustments to capital gains distributions payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At March 31, 2018, USAA and its affiliates owned 2,500,000 Fund Shares and 500,000 Institutional Shares, which represents 28.3% of the Fund Shares

================================================================================

38  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

outstanding, 100.0% of the Institutional Shares outstanding, and 32.2% of the Fund's total outstanding shares.

As of March 31, 2018, USAA and its affiliates owned approximately 32.2% of the USAA Global Equity Income Fund; and it is considered a "control person" of the Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

40  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                         YEAR ENDED MARCH 31,                 MARCH 31,
                                                    ----------------------------------------------------
                                                       2018                2017                 2016(+)
                                                    ----------------------------------------------------
Net asset value at beginning of period              $ 10.42             $  9.39              $ 10.00
                                                    ------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .23                 .21                  .14(a)
  Net realized and unrealized gain (loss)               .54                1.03                 (.68)(a)
                                                    ------------------------------------------------
Total from investment operations                        .77                1.24                 (.54)(a)
                                                    ------------------------------------------------
Less distributions from:
  Net investment income                                (.23)               (.21)                (.07)
  Realized capital gains                               (.08)                  -                    -
                                                    ------------------------------------------------
Total distributions                                    (.31)               (.21)                (.07)
                                                    ------------------------------------------------
Net asset value at end of period                    $ 10.88             $ 10.42              $  9.39
                                                    ================================================
Total return (%)*                                      7.41               13.33                (5.35)
Net assets at end of period (000)                   $96,101             $85,830              $42,080
Ratios to average net assets:**
  Expenses (%)                                         1.05                1.20                 1.20(b)
  Expenses, excluding reimbursements (%)               1.05                1.26                 1.37(b)
  Net investment income (%)                            2.17                2.28                 2.12(b)
Portfolio turnover (%)                                   22                  22                   16

(+) Fund Shares commenced operations on August 7, 2015.
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $95,933,000.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                         YEAR ENDED MARCH 31,                 MARCH 31,
                                                    ----------------------------------------------------
                                                       2018                2017                 2016(+)
                                                    ----------------------------------------------------
Net asset value at beginning of period              $ 10.43             $  9.39              $ 10.00
                                                    ------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .23                 .23                  .15(a)
  Net realized and unrealized gain (loss)               .54                1.02                 (.68)(a)
                                                    ------------------------------------------------
Total from investment operations                        .77                1.25                 (.53)(a)
                                                    ------------------------------------------------
Less distributions from:
  Net investment income                                (.23)               (.21)                (.08)
  Realized capital gains                               (.08)                  -                    -
                                                    ------------------------------------------------
Total distributions                                    (.31)               (.21)                (.08)
                                                    ------------------------------------------------
Net asset value at end of period                    $ 10.89             $ 10.43              $  9.39
                                                    ================================================
Total return (%)*                                      7.35               13.49                (5.32)
Net assets at end of period (000)                   $ 5,447             $ 5,214              $ 4,695
Ratios to average net assets:**
  Expenses (%)                                         1.10                1.10                 1.10(b)
  Expenses, excluding reimbursements (%)               1.29                1.55                 1.79(b)
  Net investment income (%)                            2.14                2.40                 2.20(b)
Portfolio turnover (%)                                   22                  22                   16

(+) Institutional Shares commenced operations on August 7,2015.
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $5,475,000.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                             EXPENSES PAID
                                       BEGINNING            ENDING           DURING PERIOD*
                                     ACCOUNT VALUE       ACCOUNT VALUE      OCTOBER 1, 2017 -
                                    OCTOBER 1, 2017      MARCH 31, 2018      MARCH 31, 2018
                                    ---------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00           $1,007.40             $5.15

Hypothetical
 (5% return before expenses)            1,000.00            1,019.80              5.19

INSTITUTIONAL SHARES
Actual                                  1,000.00            1,006.80              5.50

Hypothetical
 (5% return before expenses)            1,000.00            1,019.45              5.54

*Expenses are equal to the annualized expense ratio of 1.03% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.74% for Fund Shares and 0.68% for Institutional Shares for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

44  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

46  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

50  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

52  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   98354-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA NEW YORK BOND FUND]

 ==============================================================

         ANNUAL REPORT
         USAA NEW YORK BOND FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short- and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered
      Public Accounting Firm                                                  17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      27

    Notes to Financial Statements                                             30

EXPENSE EXAMPLE                                                               45

TRUSTEES' AND OFFICERS' INFORMATION                                           47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
    [PHOTO OF REGINA G. CONKLIN]                     [PHOTO OF DALE R. HOFFMANN]

    REGINA G. CONKLIN, CPA, CFA                      DALE R. HOFFMANN
    USAA Asset                                       USAA Asset
    Management Company                               Management Company
--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended March 31, 2018, the performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. In the first half of the reporting period, supply was tight as interest rates edged up and states and municipalities reduced the amount of new bond issuances. Demand was strong, with deals significantly oversubscribed, as investors sought to reinvest the proceeds of maturing and called bonds.

    In the fourth quarter 2017, new bond issuances surged as tax reform efforts in Congress gathered momentum. In November 2017, the House of Representatives passed a bill that sought to eliminate the tax exemption for two types of municipal bonds--advance refunding bonds used by municipalities to reduce their interest burden and private activity bonds issued to finance economic development projects. The Senate version of the bill, however, only eliminated the tax exemption for advanced refunding bonds, which remained in the final legislation that took effect on January 1, 2018.

    State and local governments rushed to get their debt securities into the marketplace in anticipation of the new law. New bond issuances in December 2017, which were three times higher than that of December 2016, set an all-time record for a single month. Demand increased, as investors realized that fewer bonds might be available in

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    early 2018. Even the short-term jump in new issuances could not keep up with demand as U.S. and foreign investors continued to favor municipal bonds for their relative safety and incremental yield.

    Much as expected, the first quarter of 2018 was marked by a sharp drop in supply, with new bond issuances approximately 30% lower than during the first quarter of 2017. Demand remained strong, which helped support municipal bond prices.

    During the reporting period, the municipal yield curve flattened, as shorter- and intermediate-term yields rose and longer-term yields fell. The yield on a 10-year AAA rated general obligation bond climbed 17 basis points, from 2.25% on March 31, 2017 to 2.42% on March 31, 2018. The yield on a 30-year AAA rated general obligation bond fell 10 basis points, from 3.05% on March 31, 2017 to 2.95% at March 31, 2018. (A basis point is 1/100th of a percent.) Meanwhile, credit spreads narrowed as investors searched for yield opportunities.

    Overall, municipal credit quality remained stable during the reporting period. Many state and local governments have broad taxing powers and are required by law to balance their budgets. In addition, a number of issuers continued to take action to address tough fiscal challenges. Although a series of hurricanes affected some issuers in 2017, the broad tax-exempt bond market did not experience any disruption.

o HOW DID THE USAA NEW YORK BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2018, the Fund Shares and Adviser Shares had a total return of 2.45% and 2.19%, respectively, versus an average return of 2.27% for the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 2.33% for

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA NEW YORK BOND FUND

================================================================================

    the Lipper New York Municipal Debt Funds Index and 2.66% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.48% and 3.23%, respectively, compared to the Lipper category average of 2.94%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    The state of New York benefits from a diverse and substantial economic base. Some of this strength is derived from New York City's role as a center for world trade and finance. The state's population totals a sizable 19.8 million, and its per capita income compares favorably to the national norm. Government officials routinely follow prudent financial practices, which includes adequate budgetary reserves and well-funded retirement plans. Reflecting New York's solid credit position, its general obligation bonds were rated Aa1 by Moody's Investors Service Inc., AA+ by S&P Global Ratings, and AA+ by Fitch Ratings Inc. at the end of the reporting period.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We remained focused on income generation, which is in keeping with our investment approach. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. As we sought attractive investment opportunities, we used fundamental analysis that emphasizes an issuer's ability and

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    willingness to repay its debt. We worked with our in-house team of credit analysts to select investments for the Fund on a bond-by-bond basis. By employing credit research, we strive both to recognize relative value and avoid potential pitfalls. Our analysts continuously monitored the portfolio's holdings.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USNYX)

--------------------------------------------------------------------------------
                                          3/31/18               3/31/17
--------------------------------------------------------------------------------
Net Assets                             $216.1 Million        $208.5 Million
Net Asset Value Per Share                  $11.76                $11.88

LAST 12 MONTHS
Tax-Exempt Dividends Per Share             $0.410                $0.415
Capital Gain Distributions Per Share          -                     -
Dollar-Weighted Average
Portfolio Maturity(+)                    13.6 Years            13.9 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
     2.45%                          2.40%                            4.36%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/18             EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
               2.22%                                         0.61%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2018

--------------------------------------------------------------------------------
                 TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS            4.36%         =          3.94%          +         0.42%
5 YEARS             2.40%         =          3.57%          +        -1.17%
1 YEAR              2.45%         =          3.46%          +        -1.01%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2009-MARCH 31, 2018

                        TOTAL RETURN         DIVIDEND RETURN      CHANGE IN SHARE PRICE
3/31/09                   -1.37%                  4.52%                  -5.89%
3/31/10                   12.38%                  4.80%                   7.58%
3/31/11                    0.74%                  4.15%                  -3.41%
3/31/12                   14.93%                  4.50%                  10.43%
3/31/13                    6.12%                  3.74%                   2.38%
3/31/14                   -0.63%                  3.70%                  -4.33%
3/31/15                    6.76%                  3.74%                   3.02%
3/31/16                    3.50%                  3.58%                  -0.08%
3/31/17                    0.10%                  3.36%                  -3.26%
3/31/18                    2.44%                  3.45%                  -1.01%

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/18, and assuming New York state tax
rates of:                                6.65%      6.65%      6.85%      6.85%
and assuming marginal federal tax
rates of:                               24.00%     35.80%*    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD               DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years                   3.94%         5.55%      6.57%      6.91%      7.14%
5 Years                    3.57%         5.03%      5.96%      6.26%      6.47%
1 Year                     3.46%         4.88%      5.77%      6.07%      6.27%

To match the Fund Shares' closing 30-day SEC Yield of 2.22% on 3/31/18

A FULLY TAXABLE INVESTMENT MUST PAY:     3.13%      3.70%      3.89%      4.03%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state and
city tax rates of:                      10.53%     10.53%     10.73%     10.73%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD               DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years                   3.94%         5.79%      6.86%      7.21%      7.46%
5 Years                    3.57%         5.25%      6.22%      6.53%      6.76%
1 Year                     3.46%         5.09%      6.02%      6.33%      6.55%

To match the Fund Shares' closing 30-day SEC Yield of 2.22% on 3/31/18

A FULLY TAXABLE INVESTMENT MUST PAY:     3.26%      3.86%      4.06%      4.20%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.
--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                    LIPPER NEW YORK
                   BLOOMBERG BARCLAYS       USAA NEW YORK            MUNICIPAL DEBT
                  MUNICIPAL BOND INDEX     BOND FUND SHARES           FUNDS INDEX
03/31/08              $10,000.00              $10,000.00              $10,000.00
04/30/08               10,117.02               10,161.00               10,127.90
05/31/08               10,178.19               10,235.00               10,201.34
06/30/08               10,063.31               10,146.00               10,097.69
07/31/08               10,101.56               10,132.00               10,093.54
08/31/08               10,219.77               10,234.00               10,193.53
09/30/08                9,740.51                9,634.00                9,640.96
10/31/08                9,641.09                9,404.00                9,387.65
11/30/08                9,671.74                9,350.00                9,308.02
12/31/08                9,812.75                9,346.00                9,297.23
01/31/09               10,171.92                9,741.00                9,703.37
02/28/09               10,225.37                9,844.00                9,809.62
03/31/09               10,227.23                9,863.00                9,770.75
04/30/09               10,431.54               10,096.00               10,027.87
05/31/09               10,541.89               10,237.00               10,216.52
06/30/09               10,443.14               10,173.00               10,143.05
07/31/09               10,617.86               10,336.00               10,291.80
08/31/09               10,799.38               10,588.00               10,549.10
09/30/09               11,186.94               11,060.00               11,048.50
10/31/09               10,952.11               10,788.00               10,794.84
11/30/09               11,042.61               10,854.00               10,838.60
12/31/09               11,079.92               10,933.00               10,921.01
01/31/10               11,137.63               10,977.00               10,971.25
02/28/10               11,245.59               11,084.00               11,075.61
03/31/10               11,218.66               11,084.00               11,096.22
04/30/10               11,355.00               11,232.00               11,241.05
05/31/10               11,440.17               11,346.00               11,331.50
06/30/10               11,446.96               11,337.00               11,296.75
07/31/10               11,589.70               11,466.00               11,426.03
08/31/10               11,855.05               11,769.00               11,698.19
09/30/10               11,836.53               11,790.00               11,713.71
10/31/10               11,803.74               11,740.00               11,696.95
11/30/10               11,567.71               11,454.00               11,370.10
12/31/10               11,343.54               11,168.00               11,107.14
01/31/11               11,259.98               10,996.00               10,957.10
02/28/11               11,439.23               11,208.00               11,102.90
03/31/11               11,401.12               11,166.00               11,050.45
04/30/11               11,605.29               11,401.00               11,249.79
05/31/11               11,803.61               11,663.00               11,462.74
06/30/11               11,844.79               11,714.00               11,520.25
07/31/11               11,965.67               11,837.00               11,630.75
08/31/11               12,170.38               12,042.00               11,793.53
09/30/11               12,296.19               12,251.00               12,006.38
10/31/11               12,250.48               12,207.00               11,956.54
11/30/11               12,322.84               12,269.00               11,989.66
12/31/11               12,557.27               12,531.00               12,221.08
01/31/12               12,847.68               12,913.00               12,576.33
02/29/12               12,860.34               12,920.00               12,602.71
03/31/12               12,776.78               12,834.00               12,530.18
04/30/12               12,924.18               12,989.00               12,675.91
05/31/12               13,031.47               13,135.00               12,806.71
06/30/12               13,017.47               13,125.00               12,797.74
07/31/12               13,223.78               13,355.00               13,029.60
08/31/12               13,238.84               13,388.00               13,051.66
09/30/12               13,318.81               13,456.00               13,125.61
10/31/12               13,356.39               13,507.00               13,181.57
11/30/12               13,576.43               13,788.00               13,442.52
12/31/12               13,408.63               13,557.00               13,224.24
01/31/13               13,464.48               13,626.00               13,326.65
02/28/13               13,505.26               13,677.00               13,362.63
03/31/13               13,447.02               13,618.00               13,273.06
04/30/13               13,594.42               13,777.00               13,441.18
05/31/13               13,428.36               13,600.00               13,282.28
06/30/13               13,048.13               13,045.00               12,776.28
07/31/13               12,934.04               12,866.00               12,568.09
08/31/13               12,749.46               12,657.00               12,266.60
09/30/13               13,023.87               12,973.00               12,525.52
10/31/13               13,126.76               13,071.00               12,621.23
11/30/13               13,099.70               13,048.00               12,574.38
12/31/13               13,066.25               13,013.00               12,502.74
01/31/14               13,320.81               13,315.00               12,749.84
02/28/14               13,477.00               13,493.00               12,946.58
03/31/14               13,499.66               13,532.00               12,986.56
04/30/14               13,661.86               13,700.00               13,143.50
05/31/14               13,837.78               13,880.00               13,377.68
06/30/14               13,849.77               13,887.00               13,333.21
07/31/14               13,874.16               13,883.00               13,356.48
08/31/14               14,042.22               14,052.00               13,570.24
09/30/14               14,056.48               14,091.00               13,605.52
10/31/14               14,152.84               14,181.00               13,679.43
11/30/14               14,177.36               14,197.00               13,709.50
12/31/14               14,248.80               14,275.00               13,798.89
01/31/15               14,501.35               14,503.00               14,047.38
02/28/15               14,351.82               14,394.00               13,924.94
03/31/15               14,393.27               14,447.00               13,961.13
04/30/15               14,317.70               14,371.00               13,882.78
05/31/15               14,278.12               14,343.00               13,897.48
06/30/15               14,265.19               14,302.00               13,809.92
07/31/15               14,368.48               14,418.00               13,897.73
08/31/15               14,396.73               14,458.00               13,943.29
09/30/15               14,500.95               14,525.00               14,039.94
10/31/15               14,558.66               14,581.00               14,092.81
11/30/15               14,616.50               14,635.00               14,152.44
12/31/15               14,719.26               14,754.00               14,238.30
01/31/16               14,894.91               14,878.00               14,375.78
02/29/16               14,918.24               14,885.00               14,409.34
03/31/16               14,965.55               14,952.00               14,471.44
04/30/16               15,075.63               15,070.00               14,566.19
05/31/16               15,116.42               15,124.00               14,644.11
06/30/16               15,356.84               15,363.00               14,947.40
07/31/16               15,366.17               15,331.00               14,950.00
08/31/16               15,386.96               15,348.00               14,980.45
09/30/16               15,310.20               15,283.00               14,943.75
10/31/16               15,149.47               15,150.00               14,805.88
11/30/16               14,584.52               14,696.00               14,284.49
12/31/16               14,755.77               14,804.00               14,406.20
01/31/17               14,853.06               14,843.00               14,483.40
02/28/17               14,956.22               14,924.00               14,578.62
03/31/17               14,988.61               14,970.00               14,633.45
04/30/17               15,097.36               15,048.00               14,758.69
05/31/17               15,336.99               15,244.00               14,953.30
06/30/17               15,281.94               15,228.00               14,922.43
07/31/17               15,405.62               15,294.00               15,008.07
08/31/17               15,522.90               15,376.00               15,112.06
09/30/17               15,444.00               15,331.00               15,007.89
10/31/17               15,481.59               15,335.00               14,979.47
11/30/17               15,398.69               15,313.00               14,883.73
12/31/17               15,559.69               15,448.00               15,037.66
01/31/18               15,376.57               15,309.00               14,912.05
02/28/18               15,330.59               15,276.00               14,868.93
03/31/18               15,387.10               15,334.00               14,973.79

                                   [END CHART]

                       Data from 3/31/08 through 3/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA NEW YORK                  LIPPER NEW YORK
                                   BOND FUND                     MUNICIPAL DEBT
                                    SHARES                       FUNDS AVERAGE
03/31/09                             4.78%                           4.30%
03/31/10                             4.29%                           3.98%
03/31/11                             4.39%                           4.06%
03/31/12                             3.87%                           3.69%
03/31/13                             3.60%                           3.36%
03/31/14                             3.77%                           3.58%
03/31/15                             3.55%                           3.41%
03/31/16                             3.50%                           3.28%
03/31/17                             3.49%                           3.12%
03/31/18                             3.48%                           2.94%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/09 through 3/31/18.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA NEW YORK BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UNYBX)

--------------------------------------------------------------------------------
                                          3/31/18               3/31/17
--------------------------------------------------------------------------------
Net Assets                             $6.0 Million          $6.3 Million
Net Asset Value Per Share                 $11.73                $11.85

LAST 12 MONTHS
Tax-Exempt Dividends Per Share            $0.379                $0.387
Capital Gain Distributions Per Share        -                     -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/10
     2.19%                   2.12%                            3.60%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/18             EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
                1.94%                                         0.83%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.94% on 3/31/18 and assuming New York state tax
rates of:                                6.65%      6.65%      6.85%      6.85%
and assuming marginal federal tax
rates of:                               24.00%     35.80%*    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:     2.73%      3.24%      3.40%      3.52%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                  10.53%     10.53%     10.73%     10.73%

To match the Adviser Shares' closing 30-day SEC Yield of 1.94% on 3/31/18
A FULLY TAXABLE INVESTMENT MUST PAY:     2.85%      3.38%      3.55%      3.67%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BLOOMBERG            USAA NEW YORK           LIPPER NEW YORK
                   BARCLAYS MUNICIPAL         BOND FUND              MUNICIPAL DEBT
                      BOND INDEX            ADVISER SHARES            FUNDS INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10               10,228.95               10,261.40               10,238.20
09/30/10               10,212.97               10,276.56               10,251.78
10/31/10               10,184.68               10,230.94               10,237.11
11/30/10                9,981.03                9,978.54                9,951.05
12/31/10                9,787.61                9,727.30                9,720.91
01/31/11                9,715.50                9,575.63                9,589.60
02/28/11                9,870.17                9,758.50                9,717.20
03/31/11                9,837.28                9,721.10                9,671.29
04/30/11               10,013.45                9,923.55                9,845.76
05/31/11               10,184.57               10,150.34               10,032.13
06/30/11               10,220.10               10,193.17               10,082.47
07/31/11               10,324.40               10,298.51               10,179.17
08/31/11               10,501.03               10,475.33               10,321.64
09/30/11               10,609.58               10,655.04               10,507.92
10/31/11               10,570.14               10,615.08               10,464.30
11/30/11               10,632.58               10,667.43               10,493.29
12/31/11               10,834.86               10,893.33               10,695.83
01/31/12               11,085.43               11,223.57               11,006.74
02/29/12               11,096.35               11,227.44               11,029.83
03/31/12               11,024.25               11,149.74               10,966.35
04/30/12               11,151.44               11,282.60               11,093.89
05/31/12               11,244.01               11,408.15               11,208.37
06/30/12               11,231.93               11,397.03               11,200.51
07/31/12               11,409.94               11,595.30               11,403.44
08/31/12               11,422.94               11,612.22               11,422.75
09/30/12               11,491.93               11,678.65               11,487.47
10/31/12               11,524.36               11,720.66               11,536.44
11/30/12               11,714.22               11,962.68               11,764.82
12/31/12               11,569.44               11,758.73               11,573.79
01/31/13               11,617.62               11,818.02               11,663.42
02/28/13               11,652.81               11,860.35               11,694.90
03/31/13               11,602.56               11,806.98               11,616.51
04/30/13               11,729.74               11,943.25               11,763.65
05/31/13               11,586.46               11,775.73               11,624.58
06/30/13               11,258.38               11,275.81               11,181.73
07/31/13               11,159.95               11,118.64               10,999.53
08/31/13               11,000.68               10,932.66               10,735.67
09/30/13               11,237.45               11,206.55               10,962.27
10/31/13               11,326.23               11,289.22               11,046.03
11/30/13               11,302.88               11,267.28               11,005.03
12/31/13               11,274.02               11,234.14               10,942.33
01/31/14               11,493.66               11,491.20               11,158.59
02/28/14               11,628.43               11,643.01               11,330.77
03/31/14               11,647.98               11,677.47               11,365.77
04/30/14               11,787.93               11,820.04               11,503.12
05/31/14               11,939.72               11,972.41               11,708.07
06/30/14               11,950.07               11,977.14               11,669.15
07/31/14               11,971.12               11,971.27               11,689.52
08/31/14               12,116.12               12,113.80               11,876.60
09/30/14               12,128.43               12,146.25               11,907.48
10/31/14               12,211.57               12,218.74               11,972.17
11/30/14               12,232.73               12,232.09               11,998.48
12/31/14               12,294.37               12,295.50               12,076.71
01/31/15               12,512.28               12,500.71               12,294.19
02/28/15               12,383.26               12,393.97               12,187.03
03/31/15               12,419.02               12,437.74               12,218.71
04/30/15               12,353.82               12,380.72               12,150.13
05/31/15               12,319.66               12,343.71               12,163.00
06/30/15               12,308.51               12,306.07               12,086.37
07/31/15               12,397.63               12,401.62               12,163.22
08/31/15               12,422.01               12,446.71               12,203.09
09/30/15               12,511.93               12,502.33               12,287.68
10/31/15               12,561.73               12,537.27               12,333.95
11/30/15               12,611.63               12,593.11               12,386.14
12/31/15               12,700.29               12,679.89               12,461.29
01/31/16               12,851.86               12,787.71               12,581.60
02/29/16               12,871.98               12,792.28               12,610.98
03/31/16               12,912.80               12,848.52               12,665.32
04/30/16               13,007.79               12,948.00               12,748.26
05/31/16               13,042.97               12,992.00               12,816.45
06/30/16               13,250.42               13,196.00               13,081.89
07/31/16               13,258.47               13,166.00               13,084.16
08/31/16               13,276.41               13,178.00               13,110.81
09/30/16               13,210.17               13,118.00               13,078.69
10/31/16               13,071.49               13,001.00               12,958.03
11/30/16               12,584.03               12,608.00               12,501.71
12/31/16               12,731.80               12,709.00               12,608.23
01/31/17               12,815.74               12,730.00               12,675.80
02/28/17               12,904.75               12,797.00               12,759.13
03/31/17               12,932.69               12,834.00               12,807.12
04/30/17               13,026.53               12,899.00               12,916.73
05/31/17               13,233.29               13,064.00               13,087.05
06/30/17               13,185.80               13,047.00               13,060.03
07/31/17               13,292.51               13,102.00               13,134.98
08/31/17               13,393.71               13,170.00               13,226.00
09/30/17               13,325.63               13,128.00               13,134.83
10/31/17               13,358.06               13,128.00               13,109.95
11/30/17               13,286.53               13,107.00               13,026.16
12/31/17               13,425.44               13,231.00               13,160.89
01/31/18               13,267.44               13,098.00               13,050.95
02/28/18               13,227.77               13,067.00               13,013.21
03/31/18               13,276.53               13,113.00               13,104.98

                                   [END CHART]

                       Data from 7/31/10 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                   USAA NEW YORK                    LIPPER NEW YORK
                                     BOND FUND                       MUNICIPAL DEBT
                                  ADVISER SHARES                      FUNDS AVERAGE
03/31/12                               3.67%                              3.69%
03/31/13                               3.40%                              3.36%
03/31/14                               3.55%                              3.58%
03/31/15                               3.31%                              3.41%
03/31/16                               3.31%                              3.28%
03/31/17                               3.27%                              3.12%
03/31/18                               3.23%                              2.94%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 through 3/31/18.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

Education ................................................................ 20.9%
Escrowed Bonds ........................................................... 14.2%
Hospital ................................................................. 13.3%
Special Assessment/Tax/Fee ...............................................  9.9%
Water/Sewer Utility ......................................................  9.5%
General Obligation .......................................................  8.0%
Buildings ................................................................  3.1%
Nursing/CCRC .............................................................  3.1%
Electric/Gas Utility .....................................................  3.1%
Community Service ........................................................  2.7%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

14  | USAA NEW YORK BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         9.4%
AA                                                                         33.4%
A                                                                          32.3%
BBB                                                                        15.7%
BELOW INVESTMENT-GRADE                                                      2.9%
UNRATED                                                                     6.3%

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                   TAX-EXEMPT
                                  INCOME(1,2)
                                  -----------
                                     99.81%
                                  -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA NEW YORK BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA New York Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (99.1%)

              NEW YORK (93.6%)
$  1,000      Albany Capital Resource Corp. (PRE)                   6.00%        11/15/2025     $  1,104
   1,500      Brookhaven Local Development Corp.                    5.25         11/01/2036        1,703
     500      Buffalo & Erie County Industrial Land Dev. Corp.      6.00         10/01/2031          560
   2,000      Buffalo & Erie County Industrial Land Dev. Corp.      5.00          7/01/2040        2,165
   1,000      Buffalo & Erie County Industrial Land Dev. Corp.      5.00          6/01/2035        1,063
   1,000      Buffalo & Erie County Industrial Land Dev. Corp.      5.00          8/01/2052        1,042
   1,500      Build NYC Resource Corp.                              5.00          8/01/2042        1,597
   1,000      Build NYC Resource Corp.                              5.50          4/01/2043        1,028
     700      Build NYC Resource Corp.                              5.00          6/01/2040          767
   2,000      Build NYC Resource Corp.                              5.00          7/01/2045        2,209
   1,000      Build NYC Resource Corp.                              5.00          8/01/2040        1,092
     500      Build NYC Resource Corp.                              5.00          7/01/2041          541
   1,000      Build NYC Resource Corp.                              4.00          8/01/2042        1,026
   2,000      Build NYC Resource Corp.                              5.00         11/01/2047        2,461
   1,000      Canton Capital Resource Corp. (PRE)
                (INS - Assured Guaranty Municipal Corp.)            5.00          5/01/2040        1,067
   2,000      Chautauqua Tobacco Asset Securitization Corp.         5.00          6/01/2048        2,035
   2,000      City of Oyster Bay                                    4.00          6/01/2018        2,004
     500      Convention Center Dev. Corp.                          5.00         11/15/2045          560
   1,000      Convention Center Dev. Corp.                          3.28(a)      11/15/2037          463
     500      Counties Tobacco Trust VI                             5.00          6/01/2045          535
   1,000      Dormitory Auth.                                       5.00          5/01/2043        1,109
     700      Dormitory Auth. (ETM)                                 5.30          2/15/2019          722
   1,000      Dormitory Auth.                                       5.00          7/01/2027        1,009
   3,275      Dormitory Auth. (INS - AMBAC Assurance Corp.)         5.50          5/15/2030        4,132
   2,500      Dormitory Auth. (PRE) (INS - Assured
               Guaranty Corp.)                                      5.00          7/01/2033        2,521
     500      Dormitory Auth. (PRE)                                 5.50          3/01/2039          518
   2,500      Dormitory Auth. (NBGA - State of New York
                Mortgage Agency)                                    5.00          6/01/2033        2,513
   1,000      Dormitory Auth.                                       5.00          1/15/2032        1,006
     500      Dormitory Auth. (INS - Assured Guaranty Corp.)        5.00          7/01/2030          501
   2,000      Dormitory Auth. (PRE)                                 5.00          7/01/2038        2,017
   1,000      Dormitory Auth.                                       5.25          7/01/2035        1,029
   1,000      Dormitory Auth. (PRE)                                 5.50          7/01/2040        1,083

================================================================================

18  | USAA NEW YORK BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  1,300      Dormitory Auth.                                       5.75%         7/01/2033     $  1,351
   1,200      Dormitory Auth. (PRE) (INS - Assured
                Guaranty Corp.)                                     5.00          7/01/2034        1,249
   2,000      Dormitory Auth.                                       5.00          7/01/2026        2,134
   2,000      Dormitory Auth. (PRE)                                 5.25          7/01/2033        2,087
     500      Dormitory Auth. (INS - Assured Guaranty
                Municipal Corp.)                                    5.62         11/01/2032          551
   2,000      Dormitory Auth. (PRE)                                 5.00          5/01/2041        2,190
     500      Dormitory Auth.                                       5.00          5/01/2039          541
   1,000      Dormitory Auth.                                       5.00          7/01/2031        1,087
     500      Dormitory Auth.                                       5.00          7/01/2034          563
     250      Dormitory Auth.                                       5.00          7/01/2042          269
     500      Dormitory Auth.                                       5.00          5/01/2038          533
   1,000      Dormitory Auth.                                       5.75          7/01/2043        1,137
   1,500      Dormitory Auth.                                       5.00          7/01/2044        1,637
   1,000      Dormitory Auth.                                       4.00          7/01/2041        1,046
   2,000      Dormitory Auth.                                       4.00          7/01/2043        2,058
   1,300      Dormitory Auth.(b)                                    5.00         12/01/2037        1,409
   1,895      Dormitory Auth. (PRE)                                 5.00          2/15/2034        1,949
     105      Dormitory Auth.                                       5.00          2/15/2034          108
   1,000      Dormitory Auth.                                       4.00          7/01/2047        1,038
   2,000      Dormitory Auth. (INS - AMBAC Assurance Corp.)         5.50          7/01/2040        2,618
   1,000      Dutchess County IDA (INS - Assured Guaranty Corp.)    5.50          4/01/2030        1,080
   1,250      Dutchess County Local Dev. Corp.                      5.75          7/01/2040        1,360
   1,000      Dutchess County Local Dev. Corp.                      5.00          7/01/2044        1,096
   2,000      Dutchess County Local Dev. Corp.                      5.00          7/01/2045        2,224
   2,000      Dutchess County Local Dev. Corp.                      4.00          7/01/2041        2,055
     600      Dutchess County Local Dev. Corp.                      5.00          7/01/2046          663
     980      East Rochester Housing Auth. (LOC - Citizens
                Financial Group) (Put Date 4/6/2018)(c)             1.75         12/01/2036          980
   1,700      Energy Research & Dev. Auth. (LOC - Mizuho
                Bank Ltd.) (Put Date 4/6/2018)(c)                   1.61          5/01/2039        1,700
   1,000      Environmental Facilities Corp.                        4.00          8/15/2046        1,052
     250      Erie County IDA                                       5.25          5/01/2032          273
     600      Hempstead Town Local Dev. Corp.                       5.00          7/01/2047          677
   1,000      Housing Dev. Corp.                                    5.00         11/01/2042        1,054
       5      Housing Finance Agency (INS -Assured
                Guaranty Municipal Corp.)                           6.12         11/01/2020            5
   3,600      Housing Finance Agency (LOC - Wells
                Fargo & Co.) (Put Date 4/6/2018)(c)                 1.58         11/01/2046        3,600
   2,000      Hudson Yards Infrastructure Corp.                     4.00          2/15/2044        2,060
   1,000      Jefferson County Civic Facility Dev. Corp.            4.00         11/01/2047          970

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  1,000      Liberty Dev. Corp.(b)                                 5.00%        11/15/2044     $  1,062
   2,500      Liberty Dev. Corp.                                    5.25         10/01/2035        3,110
     560      Liberty Dev. Corp.                                    5.50         10/01/2037          720
   1,075      Monroe County IDA (LOC - Citizens Financial
                Group) (Put Date 4/6/2018)(c)                       1.75          7/01/2027        1,075
   2,100      Monroe County IDC (NBGA - Federal
                Housing Administration)                             5.50          8/15/2040        2,302
     500      Monroe County IDC (PRE)                               5.25         10/01/2031          557
   1,000      Monroe County IDC                                     5.00         12/01/2037        1,078
   2,000      Monroe County IDC                                     5.00         12/01/2042        2,140
     500      Monroe County IDC (INS - Assured Guaranty
                Municipal Corp.)                                    5.00          1/15/2038          546
   1,000      Monroe County IDC                                     5.00         12/01/2046        1,102
   1,000      Monroe County IDC                                     4.00          7/01/2043        1,037
   1,000      Monroe County IDC                                     4.00         10/01/2047          989
   3,000      MTA                                                   5.00         11/15/2035        3,399
   1,500      MTA (PRE)                                             5.25         11/15/2038        1,680
   1,000      MTA                                                   5.25         11/15/2057        1,152
   2,000      MTA (MUNIPSA + 0.45%) (Put Date 11/15/2022)(d)        2.03(e)      11/15/2044        1,998
   1,000      Nassau County (INS - Assured Guaranty
                Municipal Corp.)                                    5.00          4/01/2038        1,106
   1,000      Nassau County                                         5.00          1/01/2038        1,123
   1,000      Nassau County Local Economic Assistance Corp.         5.00          7/01/2037        1,066
   1,100      New York City (LOC - Mizuho Bank Ltd.)
                (Put Date 4/2/2018)(c),(f)                          1.75         10/01/2040        1,100
   3,645      New York City (LIQ - J.P. Morgan Chase & Co.)
                (Put Date 4/2/2018)(c)                              1.73          8/01/2038        3,645
     460      New York City (PRE)                                   5.25          8/15/2023          466
   1,540      New York City                                         5.25          8/15/2023        1,561
   1,885      New York City Health & Hospital Corp.                 5.00          2/15/2025        1,890
   1,000      New York City Transitional Finance Auth.              4.00          8/01/2041        1,036
   3,000      New York City Transitional Finance Auth.              5.00          1/15/2034        3,006
   1,000      New York City Transitional Finance Auth.              5.13          1/15/2034        1,027
   1,250      New York City Transitional Finance Auth.              5.00          7/15/2043        1,394
   1,000      New York City Trust for Cultural Res.                 5.00          8/01/2043        1,106
   1,000      New York City Trust for Cultural Res.                 4.00          7/01/2046        1,019
   2,000      New York City Trust for Cultural Res.                 5.00         12/01/2039        2,101
  17,090      New York City Water & Sewer System                    5.12(a)       6/15/2020       16,419
   2,000      New York City Water & Sewer System                    5.00          6/15/2039        2,072
     825      Newburgh City                                         5.00          6/15/2023          919
     870      Newburgh City                                         5.00          6/15/2024          962
   1,000      Niagara Area Dev. Corp.                               4.00         11/01/2024        1,001
     750      Niagara Tobacco Asset Securitization Corp.            5.25          5/15/2040          805

================================================================================

20  | USAA NEW YORK BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  1,500      Onondaga Civic Dev. Corp.                             5.37%         7/01/2040     $  1,582
   1,000      Onondaga Civic Dev. Corp.                             5.00          7/01/2042        1,061
   1,000      Onondaga Civic Dev. Corp.                             5.00         10/01/2040        1,075
     740      Onondaga Civic Dev. Corp.(g)                          5.00          1/01/2043          824
   1,000      Onondaga County Trust for Cultural Res.               5.00         12/01/2036        1,094
     800      Onondaga County Trust for Cultural Res.               5.00          5/01/2040          887
   2,000      Power Auth.                                           5.00          9/01/2044        2,219
   1,000      Power Auth.                                           5.00          9/01/2041        1,129
   2,000      Power Auth. (PRE)                                     5.00          5/01/2038        2,190
   1,265      Rockland County                                       3.75         10/01/2025        1,283
     600      Rockland County                                       5.00         12/15/2021          649
   1,000      Southold Local Dev. Corp.                             5.00         12/01/2045        1,044
     500      St. Lawrence County IDA                               4.00          7/01/2043          508
   1,770      St. Lawrence County IDA                               5.00          9/01/2047        1,980
   1,000      State                                                 5.00          2/15/2039        1,027
     250      Suffolk County EDC                                    5.00          7/01/2033          274
     220      Suffolk County EDC (PRE)                              5.00          7/01/2028          242
   1,280      Suffolk County EDC                                    5.00          7/01/2028        1,388
   1,020      Suffolk Tobacco Asset Securitization Corp.            5.38          6/01/2028        1,020
   1,450      Suffolk Tobacco Asset Securitization Corp.            5.00          6/01/2032        1,567
   1,000      Thruway Auth.                                         4.00          1/01/2056        1,020
   1,000      Thruway Auth. (PRE)                                   5.00          4/01/2028        1,017
   1,500      Tompkins County Dev. Corp.                            5.00          7/01/2044        1,610
   1,000      Tompkins County Dev. Corp. (PRE)
                (INS - Assured Guaranty Municipal Corp.)            5.50          7/01/2033        1,101
   1,000      Triborough Bridge & Tunnel Auth.                      3.70(a)      11/15/2032          612
   2,265      Triborough Bridge & Tunnel Auth. (PRE)                5.00         11/15/2029        2,314
   1,410      Triborough Bridge & Tunnel Auth.                      5.00         11/15/2029        1,441
   1,850      Triborough Bridge & Tunnel Auth. (PRE)                5.00         11/15/2031        1,890
   1,150      Triborough Bridge & Tunnel Auth.                      5.00         11/15/2031        1,173
   2,000      Troy Capital Resource Corp.                           5.00          9/01/2030        2,110
   1,000      TSASC, Inc.                                           5.00          6/01/2041        1,084
   1,685      Urban Dev. Corp.                                      5.00          1/01/2029        1,699
   2,000      Urban Dev. Corp. (PRE)                                5.00          3/15/2036        2,065
     870      Westchester County Health Care Corp. (PRE)            6.00         11/01/2030          961
     130      Westchester County Health Care Corp.                  6.00         11/01/2030          141
   1,500      Westchester County Local Dev. Corp.                   5.00          1/01/2034        1,617
   1,000      Westchester County Local Dev. Corp.                   5.00         11/01/2046        1,065
   1,000      Westchester County Local Dev. Corp.                   5.00          6/01/2047        1,118
     500      Westchester Tobacco Asset Securitization              5.00          6/01/2041          544
   1,000      Yonkers (ETM) (INS - Assured Guaranty
                Municipal Corp.)                                    5.00         10/01/2024        1,106
     665      Yonkers (INS - Assured Guaranty Municipal Corp.)      3.00          7/01/2025          677
                                                                                                --------
                                                                                                 207,765
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              GUAM (4.0%)
$    500      Government                                            5.00%        12/01/2046     $    519
     500      Government                                            5.00          1/01/2037          511
   1,000      Government                                            5.00         11/15/2039        1,039
   1,000      International Airport Auth. (INS - Assured
                Guaranty Municipal Corp.)                           5.75         10/01/2043        1,135
   1,000      Power Auth. (INS - Assured Guaranty Municipal
                Corp.)                                              5.00         10/01/2030        1,087
    500       Power Auth. (INS - Assured Guaranty
                Municipal Corp.)                                    5.00         10/01/2039          543
   1,165      Power Auth.                                           5.00         10/01/2037        1,255
   1,000      Waterworks Auth.                                      5.50          7/01/2043        1,093
   1,000      Waterworks Auth.                                      5.00          7/01/2029        1,089
     500      Waterworks Auth.                                      5.00          7/01/2035          531
                                                                                                --------
                                                                                                   8,802
                                                                                                --------
              PUERTO RICO (0.6%)
   1,390      Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.    5.13          4/01/2032        1,237
                                                                                                --------
              U.S. VIRGIN ISLANDS (0.9%)
   2,000      Public Finance Auth.                                  5.00         10/01/2032        1,490
     750      Water and Power Auth.                                 5.00          7/01/2018          583
                                                                                                --------
                                                                                                   2,073
                                                                                                --------
              Total Municipal Obligations (cost: $213,194)                                       219,877
                                                                                                --------

UNITS
--------------------------------------------------------------------------------------------------------
              LIQUIDATING TRUST (0.3%)
     200      Center for Medical Science, Inc.(h),(i),(j),(k) (cost: $499)                           580
                                                                                                --------

              TOTAL INVESTMENTS (COST: $213,693)                                                $220,457
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Municipal Obligations                                $-         $219,877             $  -       $219,877
Liquidating Trust                                     -                -              580            580
--------------------------------------------------------------------------------------------------------
Total                                                $-         $219,877             $580       $220,457
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

22  | USAA NEW YORK BOND FUND

================================================================================

--------------------------------------------------------------------------------
                      RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------
($ IN 000s)                                                    LIQUIDATING TRUST
--------------------------------------------------------------------------------
Balance as of March 31, 2017                                                $545
Purchases                                                                      -
Sales                                                                          -
Transfers into Level 3                                                         -
Transfers out of Level 3                                                       -
Net realized gain (loss) on investments                                        -
Change in net unrealized appreciation/(depreciation) of investments           35
--------------------------------------------------------------------------------
Balance as of March 31, 2018                                                $580
--------------------------------------------------------------------------------

For the period of April 1, 2017, through March 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDC      Economic Development Corp.
    ETM      Escrowed to final maturity
    IDA      Industrial Development Authority/Agency
    IDC      Industrial Development Corp.
    MTA      Metropolitan Transportation Authority
    MUNIPSA  Securities Industry and Financial Markets Association (SIFMA)
             Municipal Swap Index
    PRE      Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to

================================================================================

24  | USAA NEW YORK BOND FUND

================================================================================

             default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (d) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    (e) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represent the rate at March 31, 2018.

    (f) At March 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (g) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (h) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at March 31, 2018, was $580,000, which represented 0.3% of the Fund's net assets.

    (i) Security was fair valued at Level 3.

    (j) Non-income-producing security.

    (k) Restricted security that is not registered under the Securities Act of 1933.

See accompanying notes to financial statements.

================================================================================

26  | USAA NEW YORK BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $213,693)            $220,457
   Cash                                                                           85
   Receivables:
       Capital shares sold                                                        59
       Interest                                                                2,587
                                                                            --------
           Total assets                                                      223,188
                                                                            --------
LIABILITIES
   Payables:
       Securities purchased                                                      821
       Capital shares redeemed                                                    55
       Dividends on capital shares                                               127
   Accrued management fees                                                        62
   Accrued transfer agent's fees                                                   1
   Other accrued expenses and payables                                            61
                                                                            --------
           Total liabilities                                                   1,127
                                                                            --------
              Net assets applicable to capital shares outstanding           $222,061
                                                                            ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $218,673
   Overdistribution of net investment income                                      (1)
   Accumulated net realized loss on investments                               (3,375)
   Net unrealized appreciation of investments                                  6,764
                                                                            --------
              Net assets applicable to capital shares outstanding           $222,061
                                                                            ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $216,090/18,379 capital shares
           outstanding, no par value)                                       $  11.76
                                                                            ========
       Adviser Shares (net assets of $5,971/509 capital shares
           outstanding, no par value)                                       $  11.73
                                                                            ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                          $ 8,883
                                                                            -------
EXPENSES
   Management fees                                                              713
   Administration and servicing fees:
       Fund Shares                                                              322
       Adviser Shares                                                             9
   Transfer agent's fees:
       Fund Shares                                                               48
       Adviser Shares                                                             1
   Distribution and service fees (Note 6D):
       Adviser Shares                                                            16
   Custody and accounting fees:
       Fund Shares                                                               79
       Adviser Shares                                                             2
   Postage:
       Fund Shares                                                                3
   Shareholder reporting fees:
       Fund Shares                                                               10
   Trustees' fees                                                                34
   Professional fees                                                             69
   Other                                                                         18
                                                                            -------
           Total expenses                                                     1,324
                                                                            -------
NET INVESTMENT INCOME                                                         7,559
                                                                            -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain                                                             60
   Change in net unrealized appreciation/(depreciation)                      (2,382)
                                                                            -------
           Net realized and unrealized loss                                  (2,322)
                                                                            -------
   Increase in net assets resulting from operations                         $ 5,237
                                                                            =======

See accompanying notes to financial statements.

================================================================================

28  | USAA NEW YORK BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-----------------------------------------------------------------------------------------
                                                                  2018               2017
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $  7,559           $  7,462
   Net realized gain on investments                                 60                 85
   Change in net unrealized appreciation/(depreciation)
      of investments                                            (2,382)            (7,499)
                                                              ---------------------------
      Increase in net assets resulting from operations           5,237                 48
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                               (7,360)            (7,265)
      Adviser Shares                                              (198)              (195)
                                                              ---------------------------
           Distributions to shareholders                        (7,558)            (7,460)
                                                              ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                   9,838              4,584
   Adviser Shares                                                 (271)               651
                                                              ---------------------------
      Total net increase in net assets from capital
           share transactions                                    9,567              5,235
                                                              ---------------------------
   Net increase (decrease) in net assets                         7,246             (2,177)

NET ASSETS
   Beginning of year                                           214,815            216,992
                                                              ---------------------------
   End of year                                                $222,061           $214,815
                                                              ===========================
Overdistribution of net investment income:
   End of year                                                $     (1)          $     (1)
                                                              ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA New York Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

The Fund consists of two classes of shares: New York Bond Fund Shares (Fund Shares) and New York Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

30  | USAA NEW YORK BOND FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

       significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

32  | USAA NEW YORK BOND FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by significant unobservable inputs, including an appraisal and discounted cash flows.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2018, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $821,000, all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

34  | USAA NEW YORK BOND FUND

================================================================================

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $2,000, which represents 0.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment loss and decrease accumulated net realized loss on investments by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                       2018              2017
                                                    ----------------------------
Tax-exempt income                                   $7,558,000        $7,460,000

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $   173,000
Accumulated capital and other losses                                  (3,375,000)
Unrealized appreciation of investments                                 6,718,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to partnership basis adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

36  | USAA NEW YORK BOND FUND

================================================================================

For the year ended March 31, 2018, the Fund utilized post-enactment capital loss carryforwards of $61,000, to offset capital gains. At March 31, 2018, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2019, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                           CAPITAL LOSS CARRYFORWARDS
                    ----------------------------------------
                      EXPIRES       SHORT-TERM     LONG-TERM
                    -------------   ----------    ----------
                    2019              $  1,000    $        -
                    No Expiration      815,000     2,559,000
                    -------------     --------    ----------
                    Total             $816,000    $2,559,000

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                  GROSS            GROSS           NET
                                                UNREALIZED       UNREALIZED     UNREALIZED
FUND                             TAX COST      APPRECIATION     DEPRECIATION   APPRECIATION/
--------------------------------------------------------------------------------------------
USAA New York Bond Fund        $213,739,000     $8,490,000      $(1,772,000)    $6,718,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $18,911,000 and $12,100,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                      YEAR ENDED                      YEAR ENDED
                                    MARCH 31, 2018                  MARCH 31, 2017
--------------------------------------------------------------------------------------
                                SHARES         AMOUNT           SHARES         AMOUNT
                                ------------------------------------------------------
FUND SHARES:
Shares sold                      1,844        $ 21,991           1,401        $ 17,021
Shares issued from
  reinvested dividends             509           6,065             491           5,964
Shares redeemed                 (1,528)        (18,218)         (1,528)        (18,401)
                                ------------------------------------------------------
Net increase from capital
  share transactions               825        $  9,838             364        $  4,584
                                ======================================================
ADVISER SHARES:
Shares sold                          4        $     56              71        $    851
Shares issued from
  reinvested dividends               3              35               2              29
Shares redeemed                    (30)           (362)            (19)           (229)
                                ------------------------------------------------------
Net increase (decrease) from
  capital share transactions       (23)       $   (271)             54        $    651
                                ======================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of the average net assets of the Fund, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million.

    Prior to July 27, 2017, the Fund's base fee was accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund

================================================================================

38  | USAA NEW YORK BOND FUND

================================================================================

    (liquidated July 2017) combined. These fees were allocated on a proportional basis to each Fund monthly based upon average net assets.

    For the year ended March 31, 2018, the Fund's effective annualized base fee was 0.36% of the Fund's average net assets for the same period.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of funds within the Lipper New York Municipal Debt Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 20 to 50                                          +/- 4
    +/- 51 to 100                                         +/- 5
    +/- 101 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each share class will pay a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $713,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(86,000) and $(3,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.04%) and (0.04%), respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $322,000 and $9,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $48,000 and $1,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to

================================================================================

40  | USAA NEW YORK BOND FUND

================================================================================

    intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $16,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2018, USAA and its affiliates owned 420,000 Adviser Shares, which represents 82.5% of the Adviser Shares outstanding and 2.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(9) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statement disclosures.

================================================================================

42  | USAA NEW YORK BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MARCH 31,
                                     ------------------------------------------------------------------------
                                         2018            2017            2016            2015            2014
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $  11.88        $  12.28        $  12.29        $  11.93        $  12.47
                                     ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .41             .42             .43             .44             .45
  Net realized and
    unrealized gain (loss)               (.12)           (.41)           (.01)            .36            (.54)
                                     ------------------------------------------------------------------------
Total from investment
  operations                              .29             .01             .42             .80            (.09)
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.41)           (.41)           (.43)           (.44)           (.45)
                                     ------------------------------------------------------------------------
Net asset value at
  end of period                      $  11.76        $  11.88        $  12.28        $  12.29        $  11.93
                                     ========================================================================
Total return (%)*                        2.45             .10            3.50            6.76            (.63)
Net assets at end
  of period (000)                    $216,090        $208,513        $211,136        $211,634        $194,083
Ratios to average
  net assets:**
  Expenses (%)                            .59             .61(a)          .66(a)          .66(a)          .67(a)
  Net investment income (%)              3.43            3.41            3.53            3.58            3.80
Portfolio turnover (%)                      6              10              10               5               6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $214,445,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MARCH 31,
                                       ----------------------------------------------------------------------
                                         2018            2017            2016            2015            2014
                                       ----------------------------------------------------------------------
Net asset value at
  beginning of period                  $11.85          $12.25          $12.26          $11.90          $12.47
                                       ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .38             .39             .41             .41             .42
  Net realized and
    unrealized gain (loss)               (.12)           (.40)           (.01)            .36            (.57)
                                       ----------------------------------------------------------------------
Total from investment
  operations                              .26            (.01)            .40             .77            (.15)
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.38)           (.39)           (.41)           (.41)           (.42)
                                       ----------------------------------------------------------------------
Net asset value at
  end of period                        $11.73          $11.85          $12.25          $12.26          $11.90
                                       ======================================================================
Total return (%)*                        2.19            (.13)           3.30            6.51           (1.10)
Net assets at end of
  period (000)                         $5,971          $6,302          $5,856          $5,638          $5,339
Ratios to average
  net assets:**
  Expenses (%)                            .84             .83(b)          .85(b)          .90(a),(b)      .89(b)
  Expenses, excluding
    reimbursements (%)                    .84             .83(b)          .85(b)          .90(a),(b)      .89(b)
  Net investment income (%)              3.18            3.19            3.34            3.34            3.57
Portfolio turnover (%)                      6              10              10               5               6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $6,225,000.
(a) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

44  | USAA NEW YORK BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING              ENDING               DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE          OCTOBER 1, 2017 -
                                       OCTOBER 1, 2017        MARCH 31, 2018          MARCH 31, 2018
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,000.20                  $2.99

Hypothetical
  (5% return before expenses)              1,000.00              1,021.94                   3.02

ADVISER SHARES
Actual                                     1,000.00                998.90                   4.29

Hypothetical
  (5% return before expenses)              1,000.00              1,020.64                   4.33

*Expenses are equal to the Fund's annualized expense ratio of 0.60% for Fund
 Shares and 0.86% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.02% for Fund Shares and (0.11)% for Adviser Shares for the six-month period of October
 1, 2017, through March 31, 2018.

================================================================================

46  | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------
DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

48  | USAA NEW YORK BOND FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA NEW YORK BOND FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA NEW YORK BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

JAMES K. DE VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

54  | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 FREDERICKSBURG ROAD                                     U.S. Postage
      SAN ANTONIO, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   40864-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

 ==============================================================

         ANNUAL REPORT
         USAA TAX EXEMPT INTERMEDIATE-TERM FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short- and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered
      Public Accounting Firm                                                  16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         51

    Financial Statements                                                      54

    Notes to Financial Statements                                             57

EXPENSE EXAMPLE                                                               72

TRUSTEES' AND OFFICERS' INFORMATION                                           74

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF REGINA G. CONKLIN]                         [PHOTO OF DALE R. HOFFMANN]

REGINA G. CONKLIN, CPA, CFA                          DALE R. HOFFMANN
USAA Asset                                           USAA Asset
Management Company                                   Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended March 31, 2018, the performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. In the first half of the reporting period, supply was tight as interest rates edged up and states and municipalities reduced the amount of new bond issuances. Demand was strong, with deals significantly oversubscribed, as investors sought to reinvest the proceeds of maturing and called bonds.

    In the fourth quarter 2017, new bond issuances surged as tax reform efforts in Congress gathered momentum. In November 2017, the House of Representatives passed a bill that sought to eliminate the tax exemption for two types of municipal bonds--advance refunding bonds used by municipalities to reduce their interest burden and private activity bonds issued to finance economic development projects. The Senate version of the bill, however, only eliminated the tax exemption for advanced refunding bonds, which remained in the final legislation that took effect on January 1, 2018.

    State and local governments rushed to get their debt securities into the marketplace in anticipation of the new law. New bond issuances in December 2017, which were three times higher than that of December 2016, set an all-time record for a single month. Demand increased, as investors realized that fewer bonds might be available in early 2018. Even the short-term jump in new issuances could not keep

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    up with demand as U.S. and foreign investors continued to favor municipal bonds for their relative safety and incremental yield.

    Much as expected, the first quarter of 2018 was marked by a sharp drop in supply, with new bond issuances approximately 30% lower than during the first quarter of 2017. Demand remained strong, which helped support municipal bond prices.

    During the reporting period, the municipal yield curve flattened, as shorter- and intermediate-term yields rose and longer-term yields fell. The yield on a 10-year AAA rated general obligation bond climbed 17 basis points, from 2.25% on March 31, 2017 to 2.42% on March 31, 2018. The yield on a 30-year AAA rated general obligation bond fell 10 basis points, from 3.05% on March 31, 2017 to 2.95% on March 31, 2018. (A basis point is 1/100th of a percent.) Meanwhile, credit spreads narrowed as investors searched for yield opportunities.

    Overall, municipal credit quality remained stable during the reporting period. Many state and local governments have broad taxing powers and are required by law to balance their budgets. In addition, a number of issuers continued to take action to address tough fiscal challenges. Although a series of hurricanes affected some issuers in 2017, the broad tax-exempt bond market did not experience any disruption.

o HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2018, the Fund Shares and Adviser Shares had a total return of 3.47% and 3.28%, respectively, versus an average return of 1.88% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 2.10% for the Lipper Intermediate Municipal Debt Funds Index and 2.66% for the Bloomberg Barclays Municipal Bond Index. The Fund

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.14% and 2.88%, respectively, compared to the Lipper category average of 2.25%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We remained focused on income generation, which is in keeping with our investment approach. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

    The Fund continued to benefit from our commitment to independent credit research. As we sought attractive investment opportunities, we used fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. By employing credit research, we strive both to recognize relative value and avoid potential pitfalls.

    We maintained a diversified portfolio of primarily investment grade municipal bonds. Our team of analysts continuously monitors all these holdings. The Fund remains diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USATX)

--------------------------------------------------------------------------------
                                          3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                              $4.6 Billion            $4.3 Billion
Net Asset Value Per Share                 $13.12                  $13.08

LAST 12 MONTHS
Tax-Exempt Dividends Per Share             $0.412                  $0.421
Capital Gain Distributions Per Share          -                       -
Dollar-Weighted Average
Portfolio Maturity(+)                    9.6 Years               9.8 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
     3.47%                          2.39%                            4.28%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/18                    EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
               2.36%                                             0.52%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2018

-----------------------------------------------------------------------------------------
                 TOTAL RETURN      =      DIVIDEND RETURN         +      PRICE CHANGE
-----------------------------------------------------------------------------------------
10 YEARS            4.28%          =           3.88%              +          0.40%
5 YEARS             2.39%          =           3.32%              +         -0.93%
1 YEAR              3.47%          =           3.16%              +          0.31%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE
ONE-YEAR PERIODS ENDED MARCH 31, 2009-MARCH 31, 2018

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                         CHANGE IN
                       TOTAL RETURN           DIVIDEND RETURN           SHARE PRICE
3/31/09                   -1.22%                   4.67%                  -5.89%
3/31/10                   13.07%                   5.01%                   8.06%
3/31/11                    2.29%                   4.34%                  -2.05%
3/31/12                   11.25%                   4.47%                   6.78%
3/31/13                    6.31%                   3.77%                   2.54%
3/31/14                    0.85%                   3.69%                  -2.84%
3/31/15                    5.14%                   3.42%                   1.72%
3/31/16                    3.48%                   3.33%                   0.15%
3/31/17                   -0.84%                   3.05%                  -3.89%
3/31/18                    3.46%                   3.15%                   0.31%

                                   [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/18, and assuming marginal federal tax

rates of:                      24.00%       35.80%*       38.80%*        40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years           3.88%        5.11%        6.04%         6.34%          6.55%
5 Years            3.32%        4.37%        5.17%         5.42%          5.61%
1 Year             3.16%        4.16%        4.92%         5.16%          5.34%

To match the Fund Shares' closing 30-day SEC Yield of 2.36% on 3/31/18

A FULLY TAXABLE INVESTMENT MUST PAY:  3.11% 3.68% 3.86% 3.99%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 BLOOMBERG BARCLAYS          USAA TAX EXEMPT          LIPPER INTERMEDIATE
                   MUNICIPAL BOND           INTERMEDIATE-TERM            MUNICIPAL DEBT
                       INDEX                  FUND SHARES                FUNDS INDEX
03/31/08            $10,000.00                  $10,000.00                $10,000.00
04/30/08             10,117.02                   10,102.00                 10,056.32
05/31/08             10,178.19                   10,181.00                 10,116.24
06/30/08             10,063.31                   10,082.00                 10,015.97
07/31/08             10,101.56                   10,081.00                 10,061.05
08/31/08             10,219.77                   10,193.00                 10,169.89
09/30/08              9,740.51                    9,730.00                  9,788.83
10/31/08              9,641.09                    9,481.00                  9,677.95
11/30/08              9,671.74                    9,445.00                  9,695.40
12/31/08              9,812.75                    9,329.00                  9,763.96
01/31/09             10,171.92                    9,822.00                 10,160.06
02/28/09             10,225.37                    9,863.00                 10,118.70
03/31/09             10,227.23                    9,878.00                 10,112.19
04/30/09             10,431.54                   10,119.00                 10,283.87
05/31/09             10,541.89                   10,351.00                 10,400.47
06/30/09             10,443.14                   10,266.00                 10,317.86
07/31/09             10,617.86                   10,461.00                 10,488.86
08/31/09             10,799.38                   10,626.00                 10,599.22
09/30/09             11,186.94                   11,065.00                 10,903.23
10/31/09             10,952.11                   10,885.00                 10,688.25
11/30/09             11,042.61                   10,991.00                 10,851.51
12/31/09             11,079.92                   11,034.00                 10,872.90
01/31/10             11,137.63                   11,106.00                 10,932.23
02/28/10             11,245.59                   11,216.00                 11,039.67
03/31/10             11,218.66                   11,169.00                 10,980.23
04/30/10             11,355.00                   11,309.00                 11,085.61
05/31/10             11,440.17                   11,391.00                 11,161.01
06/30/10             11,446.96                   11,389.00                 11,163.39
07/31/10             11,589.70                   11,528.00                 11,308.15
08/31/10             11,855.05                   11,771.00                 11,536.75
09/30/10             11,836.53                   11,767.00                 11,499.06
10/31/10             11,803.74                   11,728.00                 11,471.44
11/30/10             11,567.71                   11,520.00                 11,299.33
12/31/10             11,343.54                   11,347.00                 11,135.68
01/31/11             11,259.98                   11,251.00                 11,076.02
02/28/11             11,439.23                   11,447.00                 11,234.09
03/31/11             11,401.12                   11,425.00                 11,201.70
04/30/11             11,605.29                   11,606.00                 11,371.59
05/31/11             11,803.61                   11,784.00                 11,531.54
06/30/11             11,844.79                   11,854.00                 11,558.93
07/31/11             11,965.67                   11,970.00                 11,662.61
08/31/11             12,170.38                   12,123.00                 11,818.85
09/30/11             12,296.19                   12,232.00                 11,868.89
10/31/11             12,250.48                   12,197.00                 11,821.55
11/30/11             12,322.84                   12,286.00                 11,910.04
12/31/11             12,557.27                   12,500.00                 12,121.45
01/31/12             12,847.68                   12,783.00                 12,352.04
02/29/12             12,860.34                   12,785.00                 12,355.61
03/31/12             12,776.78                   12,712.00                 12,253.30
04/30/12             12,924.18                   12,866.00                 12,390.63
05/31/12             13,031.47                   12,973.00                 12,467.74
06/30/12             13,017.47                   12,977.00                 12,446.78
07/31/12             13,223.78                   13,140.00                 12,608.93
08/31/12             13,238.84                   13,175.00                 12,621.25
09/30/12             13,318.81                   13,250.00                 12,694.11
10/31/12             13,356.39                   13,299.00                 12,721.20
11/30/12             13,576.43                   13,527.00                 12,900.41
12/31/12             13,408.63                   13,400.00                 12,756.00
01/31/13             13,464.48                   13,456.00                 12,794.37
02/28/13             13,505.26                   13,534.00                 12,844.29
03/31/13             13,447.02                   13,514.00                 12,804.41
04/30/13             13,594.42                   13,631.00                 12,917.89
05/31/13             13,428.36                   13,506.00                 12,762.02
06/30/13             13,048.13                   13,166.00                 12,459.38
07/31/13             12,934.04                   13,118.00                 12,419.80
08/31/13             12,749.46                   12,974.00                 12,287.11
09/30/13             13,023.87                   13,193.00                 12,500.53
10/31/13             13,126.76                   13,295.00                 12,593.99
11/30/13             13,099.70                   13,268.00                 12,558.28
12/31/13             13,066.25                   13,260.00                 12,535.58
01/31/14             13,320.81                   13,486.00                 12,727.16
02/28/14             13,477.00                   13,610.00                 12,846.81
03/31/14             13,499.66                   13,628.00                 12,821.91
04/30/14             13,661.86                   13,759.00                 12,952.40
05/31/14             13,837.78                   13,902.00                 13,081.39
06/30/14             13,849.77                   13,899.00                 13,074.92
07/31/14             13,874.16                   13,928.00                 13,096.06
08/31/14             14,042.22                   14,050.00                 13,216.68
09/30/14             14,056.48                   14,067.00                 13,222.52
10/31/14             14,152.84                   14,150.00                 13,288.11
11/30/14             14,177.36                   14,166.00                 13,293.31
12/31/14             14,248.80                   14,237.00                 13,335.44
01/31/15             14,501.35                   14,411.00                 13,537.07
02/28/15             14,351.82                   14,291.00                 13,419.25
03/31/15             14,393.27                   14,328.00                 13,441.89
04/30/15             14,317.70                   14,272.00                 13,389.77
05/31/15             14,278.12                   14,237.00                 13,340.17
06/30/15             14,265.19                   14,213.00                 13,326.97
07/31/15             14,368.48                   14,296.00                 13,401.74
08/31/15             14,396.73                   14,312.00                 13,422.41
09/30/15             14,500.95                   14,404.00                 13,504.64
10/31/15             14,558.66                   14,445.00                 13,559.35
11/30/15             14,616.50                   14,504.00                 13,600.29
12/31/15             14,719.26                   14,611.00                 13,684.64
01/31/16             14,894.91                   14,755.00                 13,827.89
02/29/16             14,918.24                   14,765.00                 13,836.29
03/31/16             14,965.55                   14,826.00                 13,876.52
04/30/16             15,075.63                   14,921.00                 13,961.28
05/31/16             15,116.42                   14,980.00                 13,972.36
06/30/16             15,356.84                   15,215.00                 14,159.73
07/31/16             15,366.17                   15,198.00                 14,159.77
08/31/16             15,386.96                   15,224.00                 14,178.68
09/30/16             15,310.20                   15,165.00                 14,129.37
10/31/16             15,149.47                   15,001.00                 14,019.82
11/30/16             14,584.52                   14,385.00                 13,545.73
12/31/16             14,755.77                   14,537.00                 13,662.91
01/31/17             14,853.06                   14,574.00                 13,733.04
02/28/17             14,956.22                   14,649.00                 13,811.68
03/31/17             14,988.61                   14,705.00                 13,845.33
04/30/17             15,097.36                   14,821.00                 13,940.45
05/31/17             15,336.99                   15,029.00                 14,116.54
06/30/17             15,281.94                   15,015.00                 14,073.75
07/31/17             15,405.62                   15,108.00                 14,163.94
08/31/17             15,522.90                   15,250.00                 14,268.41
09/30/17             15,444.00                   15,223.00                 14,218.07
10/31/17             15,481.59                   15,272.00                 14,231.71
11/30/17             15,398.69                   15,242.00                 14,152.00
12/31/17             15,559.69                   15,374.00                 14,263.24
01/31/18             15,376.57                   15,227.00                 14,149.61
02/28/18             15,330.59                   15,150.00                 14,105.46
03/31/18             15,387.10                   15,213.00                 14,136.43

                                   [END CHART]

                     Data from 3/31/08 through 3/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                       USAA TAX EXEMPT          LIPPER INTERMEDIATE
                      INTERMEDIATE-TERM            MUNICIPAL DEBT
                         FUND SHARES                FUNDS AVERAGE
03/31/09                    4.93%                       3.84%
03/31/10                    4.47%                       3.32%
03/31/11                    4.46%                       3.05%
03/31/12                    4.02%                       2.75%
03/31/13                    3.61%                       2.39%
03/31/14                    3.71%                       2.36%
03/31/15                    3.30%                       2.24%
03/31/16                    3.25%                       2.20%
03/31/17                    3.22%                       2.14%
03/31/18                    3.14%                       2.25%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/09 to 3/31/18.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)

--------------------------------------------------------------------------------
                                           3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                               $26.4 Million          $37.4 Million
Net Asset Value Per Share                   $13.12                 $13.07

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.377                  $0.383

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                       5 YEARS              SINCE INCEPTION 8/01/10
    3.28%                         2.14%                        3.44%

--------------------------------------------------------------------------------
                            30-DAY SEC YIELDS* AS OF 3/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED          2.06%                  SUBSIDIZED             2.13%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 3/31/17**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     0.83%             AFTER REIMBURSEMENT      0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after July 31, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 0.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective August 1, 2017, the Manager's expense limitation changed from 0.80% to 0.75% of the Adviser Shares' average net assets.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.13% on 3/31/18 and assuming marginal federal tax

rates of:                             24.00%     35.80%*     38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:   2.80%      3.32%       3.48%       3.60%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BLOOMBERG BARCLAYS                USAA TAX EXEMPT         LIPPER INTERMEDIATE
                       MUNICIPAL BOND                 INTERMEDIATE-TERM           MUNICIPAL DEBT
                           INDEX                     FUND ADVISER SHARES           FUNDS INDEX
07/31/10                 $10,000.00                       $10,000.00               $10,000.00
08/31/10                  10,228.95                        10,208.00                10,202.16
09/30/10                  10,212.97                        10,203.00                10,168.82
10/31/10                  10,184.68                        10,167.00                10,144.40
11/30/10                   9,981.03                         9,985.00                 9,992.20
12/31/10                   9,787.61                         9,833.00                 9,847.48
01/31/11                   9,715.50                         9,748.00                 9,794.73
02/28/11                   9,870.17                         9,917.00                 9,934.51
03/31/11                   9,837.28                         9,896.00                 9,905.86
04/30/11                  10,013.45                        10,051.00                10,056.10
05/31/11                  10,184.57                        10,203.00                10,197.55
06/30/11                  10,220.10                        10,262.00                10,221.77
07/31/11                  10,324.40                        10,360.00                10,313.46
08/31/11                  10,501.03                        10,491.00                10,451.62
09/30/11                  10,609.58                        10,583.00                10,495.87
10/31/11                  10,570.14                        10,551.00                10,454.01
11/30/11                  10,632.58                        10,627.00                10,532.26
12/31/11                  10,834.86                        10,810.00                10,719.21
01/31/12                  11,085.43                        11,052.00                10,923.13
02/29/12                  11,096.35                        11,053.00                10,926.29
03/31/12                  11,024.25                        10,988.00                10,835.82
04/30/12                  11,151.44                        11,119.00                10,957.26
05/31/12                  11,244.01                        11,210.00                11,025.45
06/30/12                  11,231.93                        11,211.00                11,006.91
07/31/12                  11,409.94                        11,350.00                11,150.31
08/31/12                  11,422.94                        11,378.00                11,161.20
09/30/12                  11,491.93                        11,441.00                11,225.64
10/31/12                  11,524.36                        11,482.00                11,249.59
11/30/12                  11,714.22                        11,676.00                11,408.07
12/31/12                  11,569.44                        11,565.00                11,280.36
01/31/13                  11,617.62                        11,611.00                11,314.29
02/28/13                  11,652.81                        11,676.00                11,358.44
03/31/13                  11,602.56                        11,657.00                11,323.17
04/30/13                  11,729.74                        11,765.00                11,423.53
05/31/13                  11,586.46                        11,645.00                11,285.69
06/30/13                  11,258.38                        11,351.00                11,018.05
07/31/13                  11,159.95                        11,308.00                10,983.05
08/31/13                  11,000.68                        11,181.00                10,865.72
09/30/13                  11,237.45                        11,368.00                11,054.44
10/31/13                  11,326.23                        11,454.00                11,137.09
11/30/13                  11,302.88                        11,429.00                11,105.51
12/31/13                  11,274.02                        11,420.00                11,085.44
01/31/14                  11,493.66                        11,613.00                11,254.86
02/28/14                  11,628.43                        11,718.00                11,360.66
03/31/14                  11,647.98                        11,731.00                11,338.65
04/30/14                  11,787.93                        11,842.00                11,454.04
05/31/14                  11,939.72                        11,963.00                11,568.11
06/30/14                  11,950.07                        11,958.00                11,562.39
07/31/14                  11,971.12                        11,981.00                11,581.08
08/31/14                  12,116.12                        12,084.00                11,687.75
09/30/14                  12,128.43                        12,095.00                11,692.91
10/31/14                  12,211.57                        12,164.00                11,750.92
11/30/14                  12,232.73                        12,166.00                11,755.51
12/31/14                  12,294.37                        12,225.00                11,792.77
01/31/15                  12,512.28                        12,381.00                11,971.07
02/28/15                  12,383.26                        12,276.00                11,866.88
03/31/15                  12,419.02                        12,296.00                11,886.91
04/30/15                  12,353.82                        12,254.00                11,840.81
05/31/15                  12,319.66                        12,222.00                11,796.95
06/30/15                  12,308.51                        12,198.00                11,785.28
07/31/15                  12,397.63                        12,267.00                11,851.40
08/31/15                  12,422.01                        12,278.00                11,869.68
09/30/15                  12,511.93                        12,355.00                11,942.40
10/31/15                  12,561.73                        12,387.00                11,990.78
11/30/15                  12,611.63                        12,426.00                12,026.98
12/31/15                  12,700.29                        12,515.00                12,101.58
01/31/16                  12,851.86                        12,645.00                12,228.25
02/29/16                  12,871.98                        12,651.00                12,235.68
03/31/16                  12,912.80                        12,700.00                12,271.25
04/30/16                  13,007.79                        12,778.00                12,346.22
05/31/16                  13,042.97                        12,826.00                12,356.01
06/30/16                  13,250.42                        13,015.00                12,521.71
07/31/16                  13,258.47                        13,006.00                12,521.74
08/31/16                  13,276.41                        13,026.00                12,538.46
09/30/16                  13,210.17                        12,963.00                12,494.86
10/31/16                  13,071.49                        12,829.00                12,397.98
11/30/16                  12,584.03                        12,299.00                11,978.73
12/31/16                  12,731.80                        12,417.00                12,082.36
01/31/17                  12,815.74                        12,455.00                12,144.37
02/28/17                  12,904.75                        12,517.00                12,213.92
03/31/17                  12,932.69                        12,551.00                12,243.67
04/30/17                  13,026.53                        12,657.00                12,327.79
05/31/17                  13,233.29                        12,831.00                12,483.51
06/30/17                  13,185.80                        12,816.00                12,445.67
07/31/17                  13,292.51                        12,892.00                12,525.43
08/31/17                  13,393.71                        13,010.00                12,617.82
09/30/17                  13,325.63                        12,984.00                12,573.29
10/31/17                  13,358.06                        13,023.00                12,585.35
11/30/17                  13,286.53                        12,985.00                12,514.87
12/31/17                  13,425.44                        13,105.00                12,613.24
01/31/18                  13,267.44                        12,967.00                12,512.76
02/28/18                  13,227.77                        12,910.00                12,473.72
03/31/18                  13,276.53                        12,961.00                12,501.10

                                   [END CHART]

                       Data from 7/31/10 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                    USAA TAX EXEMPT         LIPPER INTERMEDIATE
                    INTERMEDIATE-TERM        MUNICIPAL DEBT
                   FUND ADVISER SHARES       FUNDS AVERAGE
03/31/12                3.82%                     2.75%
03/31/13                3.41%                     2.39%
03/31/14                3.51%                     2.36%
03/15/15                3.07%                     2.24%
03/31/16                2.98%                     2.20%
03/31/17                2.93%                     2.14%
03/31/18                2.88%                     2.25%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/18.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

Hospital ..........................................................  18.6%
General Obligation ................................................  10.7%
Special Assessment/Tax/Fee .........................................  9.8%
Education ..........................................................  8.7%
Electric Utilities .................................................  7.5%
Toll Road ..........................................................  7.3%
Escrowed Bonds .....................................................  7.1%
Appropriated Debt ..................................................  5.6%
Airport/Port .......................................................  4.6%
Electric/Gas Utility ...............................................  3.5%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/18 o

                       [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        2.2%
AA                                                                        30.8%
A                                                                         41.0%
BBB                                                                       17.8%
UNRATED                                                                    5.5%
BELOW INVESTMENT-GRADE                                                     2.7%

                                   [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Intermediate- Term Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           MUNICIPAL OBLIGATIONS (100.0%)

           ALABAMA (2.1%)
$27,000    Columbia IDB (Put Date 4/2/2018)(a)                                      1.83%       12/01/2037     $   27,000
  8,000    Infirmary Health System Special Care
             Facilities Financing Auth. of Mobile                                   5.00         2/01/2036          8,775
  5,000    Lower Alabama Gas District                                               5.00         9/01/2027          5,766
  7,000    Lower Alabama Gas District                                               5.00         9/01/2028          8,095
 35,000    Lower Alabama Gas District                                               5.00         9/01/2034         41,559
  5,955    Montgomery Medical Clinic Board                                          5.00         3/01/2033          6,486
  1,750    Montgomery Medical Clinic Board                                          5.00         3/01/2036          1,892
                                                                                                               ----------
                                                                                                                   99,573
                                                                                                               ----------
           ALASKA (0.2%)
  7,765    Housing Finance Corp. (LIQ - Federal
             Home Loan Bank ) (Put Date 4/6/2018)(a)                                1.63        12/01/2041          7,765
                                                                                                               ----------
           ARIZONA (2.9%)
 20,310    Apache County IDA                                                        4.50         3/01/2030         21,853
  6,000    Health Facilities Auth.                                                  5.00         2/01/2027          6,469
 16,000    Health Facilities Auth. (MUNIPSA + 1.85%)
             (Put Date 2/5/2020)(b)                                                 3.43(c)      2/01/2048         16,268
 30,000    Health Facilities Auth. (MUNIPSA + 1.85%)
             (Put Date 2/1/2023)(b)                                                 3.43(c)      2/01/2048         31,134
  3,270    Phoenix Civic Improvement Corp (INS -
             National Public Finance Guarantee Corp.)                               5.50         7/01/2024          3,817
  2,115    Phoenix Civic Improvement Corp (INS -
           National Public Finance Guarantee Corp.)                                 5.50         7/01/2025          2,507
  7,555    Phoenix IDA(d)                                                           3.75         7/01/2024          7,862
 11,100    Phoenix IDA(d)                                                           5.00         7/01/2034         12,177
  1,675    Phoenix IDA                                                              5.00         7/01/2036          1,832
  4,250    Phoenix IDA                                                              5.00        10/01/2036          4,689
  2,680    Pima County IDA                                                          4.50         6/01/2030          2,896
    910    Pima County IDA(d)                                                       4.00         6/15/2022            921
  4,900    Pima County IDA(d)                                                       4.12         6/15/2029          4,863
  2,000    Pinal County IDA (INS - ACA Financial Guaranty Corp.)                    5.25        10/01/2020          2,002
  1,250    Pinal County IDA (INS - ACA Financial Guaranty Corp.)                    5.25        10/01/2022          1,251
  2,000    Pinal County IDA (INS - ACA Financial Guaranty Corp.)                    4.50        10/01/2025          2,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 3,540    State (INS - Assured Guaranty Municipal Corp.)                           5.00%       10/01/2019     $    3,711
  7,275    State (INS - Assured Guaranty Municipal Corp.)                           5.25        10/01/2020          7,643
                                                                                                               ----------
                                                                                                                  133,895
                                                                                                               ----------
           ARKANSAS (0.7%)
 29,000    Dev. Finance Auth. (MUNIPSA + 1.55%)
             (Put Date 9/1/2022)(b)                                                 3.13(c)      9/01/2044         29,271
  4,290    University of Arkansas - Pulaski Technical
           College (INS - Build America Mutual
             Assurance Co.)                                                         5.00         9/01/2030          4,911
                                                                                                               ----------
                                                                                                                   34,182
                                                                                                               ----------
           CALIFORNIA (8.5%)
  4,500    Alameda Corridor Transportation Auth.                                    5.00        10/01/2035          5,049
    500    Anaheim Public Financing Auth.                                           5.00         5/01/2028            574
    500    Anaheim Public Financing Auth.                                           5.00         5/01/2029            573
  1,000    Anaheim Public Financing Auth.                                           5.00         5/01/2030          1,143
 10,000    Bay Area Toll Auth. (MUNIPSA + 0.90%)
             (Put Date 5/1/2023)(b)                                                 2.48(c)      4/01/2045         10,226
 17,000    Bay Area Toll Auth. (MUNIPSA + 1.10%)
             (Put Date 4/1/2024)(b)                                                 2.68(c)      4/01/2045         17,568
  1,510    Cerritos CCD                                                             5.02(e)      8/01/2025          1,238
  1,000    Cerritos CCD                                                             5.24(e)      8/01/2027            757
  1,000    Cerritos CCD                                                             5.41(e)      8/01/2028            729
  1,520    Chula Vista Municipal Financing Auth.                                    5.00         9/01/2027          1,747
  1,700    Chula Vista Municipal Financing Auth.                                    5.00         9/01/2028          1,938
  1,785    Chula Vista Municipal Financing Auth.                                    5.00         9/01/2029          2,022
  2,635    Chula Vista Municipal Financing Auth.                                    5.00         9/01/2030          2,968
  2,095    Chula Vista Municipal Financing Auth.                                    5.00         9/01/2031          2,346
  1,000    City of Irvine                                                           5.00         9/02/2029          1,092
 10,000    City of Upland (PRE)                                                     6.00         1/01/2026         11,131
  2,000    Coronado Community Dev. Agency
             (INS - AMBAC Assurance Corp.)                                          5.00         9/01/2024          2,005
  1,300    County of Los Angeles                                                    5.00         3/01/2023          1,468
  6,810    El Camino CCD                                                            4.25(e)      8/01/2026          5,501
  7,665    El Camino CCD                                                            4.42(e)      8/01/2027          5,952
  5,500    El Camino CCD                                                            4.58(e)      8/01/2028          4,085
  5,500    Foothill-Eastern Transportation Corridor
             Agency (INS - Assured Guaranty
             Municipal Corp.)                                                       4.25(e)      1/15/2035          2,802
  1,000    Fresno JT Powers Financing Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00         4/01/2032          1,157
  1,000    Fresno JT Powers Financing Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00         4/01/2035          1,142

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$   420    Fresno JT Powers Financing Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00%        4/01/2036     $      478
 46,605    Golden State Tobacco Securitization
             Corp. (INS - Assured Guaranty
             Municipal Corp.)                                                       4.17(e)      6/01/2025         38,516
  2,540    Health Facilities Financing Auth.                                        4.00         3/01/2033          2,666
  2,700    Health Facilities Financing Auth.                                        4.00         3/01/2034          2,827
  8,500    Health Facilities Financing Auth.
             (Put Date 10/1/2025)(b)                                                2.00        10/01/2036          8,200
  5,000    Health Facilities Financing Auth.                                        5.25         8/15/2031          5,561
  2,000    Health Facilities Financing Auth.                                        5.00         8/15/2027          2,205
  5,000    Irvine Unified School District
             (INS - Assured Guaranty Municipal Corp.)                               5.25         9/01/2019          5,260
  2,500    Irvine Unified School District
             (INS - Assured Guaranty Municipal Corp.)                               4.50         9/01/2020          2,599
  3,500    Pittsburg Successor Agency Redev.
             Agency (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00         9/01/2027          4,071
  2,640    Pittsburg Successor Agency Redev.
             Agency (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00         9/01/2028          3,062
 10,000    Public Works Board                                                       5.00         4/01/2028         11,093
  5,000    Public Works Board                                                       5.00         4/01/2029          5,537
  3,000    Public Works Board                                                       5.12         3/01/2023          3,194
  2,500    Public Works Board                                                       5.25         3/01/2024          2,665
  2,000    Public Works Board                                                       5.37         3/01/2025          2,134
  6,400    Public Works Board (PRE)                                                 5.50         4/01/2021          6,654
  6,755    Public Works Board (PRE)                                                 5.60         4/01/2022          7,030
  3,130    Public Works Board (PRE)                                                 5.75         4/01/2023          3,262
  1,185    Public Works Board                                                       5.00        11/01/2023          1,343
  2,000    Public Works Board                                                       5.00        11/01/2024          2,260
  7,000    Public Works Board                                                       5.00        11/01/2028          7,872
  1,250    Public Works Board                                                       5.00         3/01/2025          1,416
  1,365    Public Works Board                                                       5.00         3/01/2026          1,545
 11,465    Public Works Board                                                       5.00        10/01/2031         13,019
  5,355    Sacramento City Financing Auth.
             LIQ - Deutsche Bank A.G.) (LOC - Deutsche
             Bank A.G.) (Put Date 4/6/2018)(a),(d)                                  1.69        12/01/2030          5,355
  1,635    San Diego Public Facilities Financing Auth.                              5.00        10/15/2033          1,871
  1,000    San Diego Public Facilities Financing Auth.                              5.00        10/15/2034          1,141
  1,250    San Diego Public Facilities Financing Auth.                              5.00        10/15/2035          1,423
    775    San Diego Public Facilities Financing Auth.                              5.00        10/15/2030            894
  1,000    San Diego Public Facilities Financing Auth.                              5.00        10/15/2031          1,150
  1,000    San Diego Public Facilities Financing Auth.                              5.00        10/15/2032          1,148

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                                                  PORTFOLIO OF INVESTMENTS |  19

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 1,000    San Diego Tobacco Settlement Revenue
           Funding Corp.                                                            4.00%        6/01/2032     $    1,013
  5,000    San Francisco City & County Airport
             Comm-San Francisco International Airport                               4.90         5/01/2029          5,249
  5,000    San Francisco City & County Airport
             Comm-San Francisco International Airport                               5.25         5/01/2022          5,195
  7,000    San Francisco City & County Airport
             Comm-San Francisco International Airport                               5.25         5/01/2023          7,272
    500    School Finance Auth.(d)                                                  5.00         8/01/2031            549
  1,600    School Finance Auth.(d)                                                  5.00         8/01/2036          1,736
 27,445    State                                                                    5.75         4/01/2027         28,606
 20,000    State                                                                    5.25        10/01/2022         21,089
 10,240    State                                                                    5.00         8/01/2032         11,825
 10,000    State University                                                         5.00        11/01/2029         11,646
 10,000    State University                                                         5.00        11/01/2033         11,648
  7,000    Statewide Communities Dev. Auth.
             (Put Date 4/6/2018)(a),(f)                                             1.58         4/01/2038          7,000
  1,000    Statewide Communities Dev. Auth.                                         5.13         5/15/2031          1,073
  1,250    Statewide Communities Dev. Auth.                                         5.00         5/15/2032          1,414
  2,000    Statewide Communities Dev. Auth.                                         5.00         5/15/2033          2,255
  1,250    Statewide Communities Dev. Auth.                                         5.00         5/15/2034          1,405
  2,000    Statewide Communities Dev. Auth.                                         5.00         5/15/2035          2,243
  6,185    Tobacco Securitization Auth. of Southern
             California                                                             4.75         6/01/2025          6,196
  1,605    Tulare Sewer Revenue (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        11/15/2032          1,844
  1,570    Tulare Sewer Revenue (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        11/15/2033          1,797
  3,655    Tulare Sewer Revenue (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        11/15/2034          4,165
  2,340    Tulare Sewer Revenue (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        11/15/2035          2,660
  3,470    Tuolumne Wind Project Auth. (PRE)                                        5.00         1/01/2022          3,560
  4,710    Victorville JT Powers Finance Auth.
             (LOC - BNP Paribas) (Put Date 4/6/2018)(a)                             2.08         5/01/2040          4,710
  2,000    Washington Township Health Care District                                 5.75         7/01/2024          2,076
  3,500    Washington Township Health Care District                                 5.00         7/01/2025          3,670
                                                                                                               ----------
                                                                                                                  394,560
                                                                                                               ----------
           COLORADO (2.3%)
  5,000    Adams & Arapahoe Joint School District
             28J Aurora                                                             3.20(e)     12/01/2022          4,482
  7,355    Denver Health & Hospital Auth.(d)                                        5.00        12/01/2034          8,157
  2,310    Health Facilities Auth.                                                  5.00         6/01/2031          2,537

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20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 2,000    Health Facilities Auth.                                                  5.00%        6/01/2032     $    2,190
  2,470    Health Facilities Auth.                                                  5.00         6/01/2033          2,696
  6,385    Health Facilities Auth.                                                  5.00         6/01/2034          6,953
  3,385    Health Facilities Auth.                                                  5.00         6/01/2035          3,682
  2,750    Health Facilities Auth.                                                  5.00         6/01/2028          3,004
  1,000    Health Facilities Auth.                                                  5.00        12/01/2028          1,114
  4,000    Health Facilities Auth.                                                  5.00        12/01/2035          4,380
  1,500    Health Facilities Auth.                                                  5.00        12/01/2029          1,665
  4,455    Health Facilities Auth.                                                  5.00         6/01/2034          4,909
  2,000    Health Facilities Auth.                                                  5.00         6/01/2035          2,200
  4,000    Health Facilities Auth.                                                  5.00         6/01/2036          4,394
  1,250    Park Creek Metropolitan District                                         5.00        12/01/2032          1,413
  1,000    Park Creek Metropolitan District                                         5.00        12/01/2034          1,123
  7,585    Regional Transportation District                                         5.00         6/01/2029          8,420
 14,175    Regional Transportation District                                         5.00         6/01/2030         15,728
 15,005    Regional Transportation District                                         5.00         6/01/2031         16,611
  9,135    Regional Transportation District (PRE)                                   5.00         6/01/2025          9,758
    865    Regional Transportation District                                         5.00         6/01/2025            917
                                                                                                               ----------
                                                                                                                  106,333
                                                                                                               ----------
           CONNECTICUT (2.2%)
  5,000    City of Bridgeport                                                       5.00         8/15/2027          5,590
  1,000    City of New Haven (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         8/15/2030          1,120
  1,000    City of New Haven (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         8/15/2032          1,114
  1,000    City of New Haven (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         8/15/2033          1,110
  1,350    City of New Haven (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         8/15/2034          1,495
    400    City of West Haven                                                       5.00        11/01/2032            425
    350    City of West Haven                                                       5.00        11/01/2037            365
 10,000    Harbor Point Infrastructure Improvement
             District(d)                                                            5.00         4/01/2030         10,971
 10,000    Health and Educational Facilities Auth.                                  5.00         7/01/2034         10,952
  7,938    Mashantucket (Western) Pequot Tribe
             acquired 7/01/13 - 03/31/18; $5,358 cost;(g),(h)                       6.05(i)      7/01/2031            248
  5,000    State                                                                    5.00        11/15/2035          5,466
  5,000    State(j)                                                                 5.00         4/15/2033          5,571
  5,575    State(j)                                                                 5.00         4/15/2034          6,192
  5,000    State(j)                                                                 5.00         4/15/2035          5,535
 20,000    State Special Tax Obligation                                             5.00         1/01/2034         22,528
 20,000    State Special Tax Obligation                                             5.00         1/01/2035         22,458
                                                                                                               ----------
                                                                                                                  101,140
                                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  21

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           DISTRICT OF COLUMBIA (0.8%)
$20,560    District of Columbia (LIQ - Deutsche Bank
             A.G.) (LOC - Deutsche Bank A.G.) (Put
             Date 4/6/2018)(a),(d)                                                  1.83%       10/01/2041     $   20,560
  3,870    District of Columbia                                                     5.63        10/01/2025          4,122
  5,000    District of Columbia                                                     5.75        10/01/2026          5,326
  6,000    District of Columbia (PRE)                                               5.75        10/01/2027          6,681
    375    District of Columbia (ETM)                                               5.00         7/01/2023            415
  1,280    District of Columbia (PRE)                                               6.00         7/01/2033          1,522
                                                                                                               ----------
                                                                                                                   38,626
                                                                                                               ----------
           FLORIDA (7.4%)
  2,500    Broward County Airport System Revenue                                    5.00        10/01/2024          2,616
  1,485    Cape Coral Water & Sewer Revenue                                         4.00        10/01/2035          1,551
  1,400    Cape Coral Water & Sewer Revenue                                         4.00        10/01/2036          1,458
  3,000    Cape Coral Water & Sewer Revenue                                         4.00        10/01/2037          3,110
  2,600    City of Jacksonville (Put Date 4/2/2018)(a)                              1.74         5/01/2029          2,600
  1,000    City of Port St. Lucie                                                   4.00         9/01/2031          1,056
  3,195    City of Port St. Lucie                                                   4.00         7/01/2031          3,355
  2,000    City of Port St. Lucie                                                   4.00         7/01/2032          2,094
  2,785    City of Port St. Lucie                                                   4.00         7/01/2033          2,906
  2,000    Dade County IDA (Put Date 4/2/2018)(a),(f)                               1.74         4/01/2020          2,000
  3,800    Escambia County (Put Date 4/2/2018)(a)                                   1.80         4/01/2039          3,800
  2,325    Halifax Hospital Medical Center                                          5.00         6/01/2035          2,555
  2,750    Halifax Hospital Medical Center                                          5.00         6/01/2036          3,016
  8,000    Hillsborough County IDA                                                  5.65         5/15/2018          8,036
  3,500    Jacksonville Sales Tax Revenue                                           5.00        10/01/2028          3,867
  1,250    Lake County School Board (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         6/01/2029          1,396
  2,225    Lake County School Board (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         6/01/2030          2,478
  2,500    Lee County                                                               5.00        10/01/2023          2,844
  2,700    Lee County                                                               5.00        10/01/2024          3,120
  4,000    Lee County Airport Revenue                                               5.00        10/01/2033          4,516
  7,245    Lee County Industrial Dev. Auth.                                         5.00        10/01/2028          7,598
  3,750    Lee County School Board                                                  5.00         8/01/2028          4,277
  3,900    Manatee County (Put Date 4/2/2018)(a),(f)                                1.73         9/01/2024          3,900
  7,000    Martin County (Put Date 4/2/2018)(a)                                     1.70         7/15/2022          7,000
  6,560    Miami Beach Health Facilities Auth.                                      5.00        11/15/2029          7,042
  2,000    Miami-Dade County                                                        5.00        10/01/2025          2,237
  6,440    Miami-Dade County Aviation Revenue                                       5.00        10/01/2026          6,900
  7,000    Miami-Dade County Aviation Revenue                                       5.00        10/01/2027          7,498
  2,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2030          2,263
  2,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2031          2,257

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22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$10,000    Miami-Dade County Expressway Auth.                                       5.00%        7/01/2028     $   10,979
  7,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2029          7,650
  1,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2029          1,134
  1,610    Miami-Dade County Expressway Auth.                                       5.00         7/01/2030          1,821
  1,255    Miami-Dade County Expressway Auth.                                       5.00         7/01/2031          1,416
  2,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2032          2,252
  2,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2033          2,246
  2,000    Miami-Dade County Expressway Auth.                                       5.00         7/01/2034          2,239
  4,750    Miami-Dade County Health Facilities Auth.                                5.00         8/01/2027          5,261
  4,950    Miami-Dade County Health Facilities Auth.                                5.00         8/01/2028          5,467
  5,250    Miami-Dade County Health Facilities Auth.                                5.00         8/01/2029          5,785
  3,500    Miami-Dade County Health Facilities Auth.                                5.00         8/01/2030          3,846
  5,780    Miami-Dade County Health Facilities Auth.                                5.00         8/01/2031          6,336
  7,700    Miami-Dade County IDA (Put Date 4/2/2018)(a)                             1.74         6/01/2021          7,700
  7,500    Miami-Dade County IDA                                                    3.75        12/01/2018          7,609
 12,000    Orange County Health Facilities Auth.                                    5.25        10/01/2022         12,608
  5,000    Orange County Health Facilities Auth.                                    5.37        10/01/2023          5,265
  4,000    Orange County Health Facilities Auth.                                    5.00        10/01/2035          4,475
  3,055    Osceola County School Board                                              5.00         6/01/2028          3,374
  7,595    Palm Beach County Health Facilities Auth.                                5.00        11/15/2023          8,399
  2,615    Pinellas County Educational Facilities Auth.                             6.50        10/01/2031          2,889
  2,045    Pinellas County Educational Facilities Auth.                             5.38        10/01/2026          2,174
  1,995    Pinellas County Educational Facilities Auth.                             5.00        10/01/2021          2,137
  1,080    Pinellas County Educational Facilities Auth.                             4.00        10/01/2022          1,123
  1,415    Pinellas County Educational Facilities Auth.                             4.00        10/01/2023          1,460
  1,895    Pinellas County Educational Facilities Auth.                             5.00        10/01/2027          1,995
 16,000    Putnam County Dev. Auth. (INS - AMBAC
             Assurance Corp.) (Put Date 5/1/2018)(b)                                5.35         3/15/2042         16,045
 12,000    School Board of Miami-Dade County
             (PRE) (INS - Assured Guaranty Corp.)                                   5.25         5/01/2025         12,035
 10,000    School Board of Miami-Dade County
             (PRE) (INS - Assured Guaranty Corp.)                                   5.00         2/01/2024         10,283
  2,000    School District of Broward County                                        5.00         7/01/2029          2,281
  2,000    School District of Broward County                                        5.00         7/01/2030          2,273
  3,195    Southeast Overtown Park West
             Community Redev. Agency(d)                                             5.00         3/01/2030          3,522
 36,850    St. Lucie County (Put Date 4/2/2018)(a)                                  1.74         9/01/2028         36,850
  7,370    St. Lucie County Sales Tax Revenue
             (INS - Assured Guaranty Municipal Corp.)                               5.00        10/01/2028          8,202
  2,045    St. Lucie County Sales Tax Revenue                                       5.00         7/01/2025          2,290
  1,500    St. Lucie County Sales Tax Revenue                                       5.00         7/01/2026          1,674
  5,525    Sunshine State Governmental Financing Commission                         5.00         9/01/2020          5,923

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                                                  PORTFOLIO OF INVESTMENTS |  23

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 8,970    Sunshine State Governmental Financing
             Commission                                                             5.00%        9/01/2019     $    9,386
  1,055    Sunshine State Governmental Financing
             Commission (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00         9/01/2021          1,158
  1,000    Volusia County Educational Facility Auth.                                5.00        10/15/2028          1,131
  1,000    Volusia County Educational Facility Auth.                                5.00        10/15/2029          1,129
  1,500    Volusia County Educational Facility Auth.                                5.00        10/15/2030          1,683
  1,560    Volusia County Educational Facility Auth.                                5.00        10/15/2032          1,745
                                                                                                               ----------
                                                                                                                  344,596
                                                                                                               ----------
           GEORGIA (1.4%)
 34,840    Burke County Dev. Auth.
             (Put Date 4/2/2018)(a)                                                 1.83         7/01/2049         34,840
  3,600    Glynn-Brunswick Memorial Hospital Auth. (PRE)                            5.25         8/01/2023          3,643
    400    Glynn-Brunswick Memorial Hospital Auth.                                  5.25         8/01/2023            405
 18,400    Heard County Dev. Auth.
             (Put Date 4/2/2018)(a),(f)                                             1.84         9/01/2029         18,400
  3,000    Private Colleges & Universities Auth.                                    5.25        10/01/2027          3,278
  2,000    Private Colleges & Universities Auth.                                    5.25        10/01/2027          2,184
                                                                                                               ----------
                                                                                                                   62,750
                                                                                                               ----------
           GUAM (0.4%)
  1,500    Government                                                               5.00        12/01/2030          1,599
  2,000    Government                                                               5.00        12/01/2031          2,125
  1,000    Power Auth. (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        10/01/2030          1,087
    695    Power Auth.                                                              5.00        10/01/2031            741
  1,000    Power Auth. (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        10/01/2027          1,090
  1,000    Power Auth.                                                              5.00        10/01/2029          1,072
  1,000    Power Auth.                                                              5.00        10/01/2030          1,069
  1,000    Power Auth. (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        10/01/2032          1,098
  1,000    Waterworks Auth.                                                         5.00         7/01/2029          1,089
  1,000    Waterworks Auth.                                                         5.00         7/01/2028          1,081
  3,000    Waterworks Auth.                                                         5.25         7/01/2033          3,249
    750    Waterworks Auth.                                                         5.00         7/01/2023            823
    600    Waterworks Auth.                                                         5.00         7/01/2024            664
    750    Waterworks Auth.                                                         5.00         7/01/2025            829
  1,250    Waterworks Auth.                                                         5.00         7/01/2036          1,345
  1,000    Waterworks Auth.                                                         5.00         7/01/2036          1,084
                                                                                                               ----------
                                                                                                                   20,045
                                                                                                               ----------

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24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           ILLINOIS (15.3%)
$ 7,000    Chicago Board of Education
             (LIQ - Deutsche Bank A.G.) (LOC - Deutsche
           Bank A.G.) (Put Date 4/6/2018)(a),(d)                                    1.91%       12/01/2039     $    7,000
  6,525    Chicago Midway International Airport                                     5.00         1/01/2027          7,189
  1,635    Chicago Midway International Airport                                     5.25         1/01/2033          1,805
 11,750    Chicago Midway International Airport                                     5.00         1/01/2029         13,112
  5,175    Chicago Midway International Airport                                     5.00         1/01/2030          5,755
  6,000    Chicago Midway International Airport                                     5.00         1/01/2032          6,655
  8,910    Chicago Midway International Airport                                     5.00         1/01/2031          9,903
  3,500    Chicago Midway International Airport                                     4.00         1/01/2034          3,644
  3,000    Chicago Midway International Airport                                     4.00         1/01/2035          3,117
  9,000    Chicago O'Hare International Airport
  3,620    Chicago O'Hare International Airport
             (INS- Assured Guaranty Municipal Corp.)                                5.00         1/01/2028          3,995
  1,500    Chicago O'Hare International Airport
             (INS - Assured Guaranty Municipal Corp.)                               5.00         1/01/2029          1,651
  2,150    Chicago O'Hare International Airport
             (INS - Assured Guaranty Municipal Corp.)                               5.13         1/01/2030          2,375
 13,480    Chicago O'Hare International Airport                                     5.25         1/01/2029         15,039
 11,560    Chicago O'Hare International Airport                                     5.00         1/01/2033         12,962
  5,675    Chicago O'Hare International Airport                                     5.00         1/01/2034          6,348
 10,200    Chicago Park District (INS - Build America
             Mutual Assurance Co.) (LIQ - Citigroup, Inc.)
             (Put Date 4/6/2018)(a),(d)                                             1.88         1/01/2022         10,200
  1,000    Chicago Wastewater Transmission                                          5.00         1/01/2031          1,090
  1,000    Chicago Wastewater Transmission                                          5.00         1/01/2032          1,079
  3,500    Chicago Wastewater Transmission                                          5.00         1/01/2033          3,795
  1,000    Chicago Wastewater Transmission                                          5.00         1/01/2034          1,082
  1,250    Chicago Wastewater Transmission                                          5.00         1/01/2035          1,350
  8,000    Chicago Wastewater Transmission                                          5.00         1/01/2035          8,777
  2,000    Chicago Waterworks                                                       5.00        11/01/2031          2,207
  2,000    Chicago Waterworks                                                       5.00        11/01/2033          2,192
  1,500    Chicago Waterworks                                                       5.00        11/01/2028          1,690
    725    Chicago Waterworks                                                       5.00        11/01/2029            814
  2,000    Chicago Waterworks                                                       5.00        11/01/2030          2,232
  1,000    Chicago Waterworks                                                       5.00        11/01/2029          1,123
  1,000    Chicago Waterworks                                                       5.00        11/01/2031          1,115
  2,105    Chicago Waterworks (INS - Assured
             Guaranty Municipal Corp.)                                              5.25        11/01/2034          2,438
  1,635    Chicago Waterworks (INS - Assured
             Guaranty Municipal Corp.)                                              5.25        11/01/2035          1,889
  2,665    Chicago Waterworks                                                       5.00        11/01/2036          2,972

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                                                  PORTFOLIO OF INVESTMENTS |  25

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
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PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 3,145    Chicago Waterworks (INS - Assured
             Guaranty Municipal Corp.)                                              5.00%       11/01/2036   $      3,529
  2,500    Chicago Waterworks (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        11/01/2037          2,803
 30,000    City of Chicago (INS - National Public
             Finance Guarantee Corp.)                                               4.45(e)      1/01/2023         25,093
  2,575    City of Chicago                                                          6.62        12/01/2022          2,580
  8,500    City of Springfield                                                      5.00        12/01/2030          9,477
  2,500    Cook County                                                              5.00        11/15/2031          2,806
  3,750    Cook County                                                              4.00        11/15/2034          3,896
  7,000    Cook County                                                              5.00        11/15/2035          8,029
  5,000    Cook County                                                              5.00        11/15/2036          5,722
  2,000    Cook County                                                              5.00        11/15/2034          2,225
  2,000    Cook County                                                              5.00        11/15/2035          2,218
  9,750    Educational Facilities Auth.                                             4.00        11/01/2036          9,910
  2,220    Educational Facilities Auth.                                             3.90        11/01/2036          2,224
  3,700    Finance Auth.                                                            5.00        11/15/2034          4,073
  4,000    Finance Auth.                                                            5.00         8/15/2035          4,311
  1,400    Finance Auth.                                                            5.00         5/15/2036          1,480
  1,000    Finance Auth.                                                            5.00         8/15/2034          1,079
  2,000    Finance Auth.                                                            5.00         4/01/2023          2,001
  4,165    Finance Auth.                                                            5.00         4/01/2025          4,166
    750    Finance Auth.                                                            5.25         4/01/2022            750
  1,750    Finance Auth.                                                            5.40         4/01/2027          1,717
  3,400    Finance Auth. (PRE) (INS - National
             Public Finance Guarantee Corp.)                                        5.00        11/01/2023          3,468
  4,340    Finance Auth. (ETM)                                                      5.75         5/01/2018          4,354
  2,080    Finance Auth. (ETM)                                                      5.00         2/15/2020          2,203
  1,710    Finance Auth. (PRE)                                                      5.00         2/15/2022          1,811
  7,140    Finance Auth. (PRE)                                                      5.13         2/15/2025          7,579
  4,500    Finance Auth.                                                            4.45        11/01/2036          4,711
 20,000    Finance Auth.                                                            3.90         3/01/2030         20,671
  3,000    Finance Auth.                                                            5.00        11/15/2035          3,294
  1,875    Finance Auth.                                                            5.00         5/15/2031          2,009
  2,070    Finance Auth.                                                            3.25         5/15/2022          2,107
  3,065    Finance Auth.                                                            4.00         5/15/2027          3,185
  7,665    Finance Auth.                                                            5.37         8/15/2026          8,429
  8,210    Finance Auth.                                                            4.50         5/15/2025          8,759
  8,250    Finance Auth.                                                            5.50         7/01/2028          9,244
  1,000    Finance Auth.                                                            5.00         5/15/2030          1,107
  1,100    Finance Auth.                                                            5.00         5/15/2035          1,202
  3,385    Finance Auth.                                                            5.00         9/01/2034          3,594
  3,500    Finance Auth.                                                            5.00        12/01/2034          3,857

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26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 5,000    FINANCE AUTH.                                                            4.00%       12/01/2035     $    5,038
  3,000    Finance Auth.                                                            4.00        12/01/2036          3,012
 18,000    Finance Auth.                                                            4.00         2/15/2036         18,241
  1,000    Finance Auth.                                                            4.00        10/01/2031          1,048
  1,000    Finance Auth.                                                            4.00        10/01/2032          1,045
  1,000    Finance Auth.                                                            4.00        10/01/2034          1,036
  1,500    Finance Auth.                                                            5.00         8/15/2032          1,629
  1,155    Finance Auth.                                                            5.00         8/15/2033          1,249
  1,000    Finance Auth.                                                            5.00         2/15/2037          1,078
  7,650    Finance Auth.                                                            5.00         2/15/2027          7,848
  2,800    Kane Cook & DuPage Counties School
             District No U-46 Elgin                                                 5.00         1/01/2032          3,123
  4,000    Kane Cook & DuPage Counties School
             District No U-46 Elgin                                                 5.00         1/01/2033          4,450
  5,000    Kendall Kane & Will Counties Community
             Unit School District No. 308                                           5.00         2/01/2035          5,586
  6,000    Kendall Kane & Will Counties Community
             Unit School District No. 308                                           5.00         2/01/2036          6,690
  1,210    Madison County Community Unit School
             District No. 7 Edwardsville (INS - Build
           America Mutual Assurance Co.)                                            5.00        12/01/2028          1,340
  1,250    Madison County Community Unit School
             District No. 7 Edwardsville (INS - Build
           America Mutual Assurance Co.)                                            5.00        12/01/2029          1,380
  1,000    Madison-Macoupin Etc Counties CCD No. 536
             (INS - Assured Guaranty Municipal Corp.)                               5.00        11/01/2031          1,126
  2,000    Madison-Macoupin Etc Counties CCD No. 536
             (INS - Assured Guaranty Municipal Corp.)                               5.00        11/01/2032          2,241
    750    Madison-Macoupin Etc Counties CCD No. 536
             (INS - Assured Guaranty Municipal Corp.)                               5.00        11/01/2033            837
  5,000    Metropolitan Pier & Exposition Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.70(e)      6/15/2026          3,634
 14,650    Municipal Electric Agency                                                4.00         2/01/2033         15,341
  1,800    Northern Illinois Municipal Power Agency                                 4.00        12/01/2031          1,867
  2,100    Northern Illinois Municipal Power Agency                                 4.00        12/01/2032          2,172
  4,000    Northern Illinois Municipal Power Agency                                 4.00        12/01/2033          4,115
  5,000    Northern Illinois Municipal Power Agency                                 4.00        12/01/2035          5,118
  7,095    Railsplitter Tobacco Settlement Auth.                                    5.00         6/01/2018          7,132
 10,000    Railsplitter Tobacco Settlement Auth. (PRE)                              5.50         6/01/2023         11,102
 23,160    Regional Transportation Auth.                                            4.00         7/01/2034         23,937
 11,650    Regional Transportation Auth.                                            4.00         7/01/2035         12,013
  3,700    Sangamon County School District No. 186
             Springfield (INS - Build America Mutual
             Assurance Co.)                                                         5.00         2/01/2024          4,177

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 7,200    Sangamon County School District No. 186
             Springfield (INS - Build America Mutual
             Assurance Co.)                                                         5.00%        2/01/2025     $    7,985
  4,215    Sangamon County School District No. 186
             Springfield (INS - Build America Mutual
             Assurance Co.)                                                         5.00         2/01/2026          4,790
  5,000    Sports Facilities Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              5.25         6/15/2031          5,457
  3,000    Sports Facilities Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              5.25         6/15/2030          3,287
  5,000    Sports Facilities Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              5.25         6/15/2032          5,443
  3,000    Springfield Electric Revenue
             (INS - Assured Guaranty Municipal Corp.)                               5.00         3/01/2034          3,309
 10,000    State (INS - Build America Mutual
             Assurance Co.)                                                         5.00        11/01/2025         11,274
  2,990    State (LIQ - Deutsche Bank A.G.) (LOC -
             Deutsche Bank A.G.) (Put Date 4/6/2018)(a),(d)                         1.83         4/01/2037          2,990
 25,995    State (LIQ - Deutsche Bank A.G.) (LOC -
             Deutsche Bank A.G.) (Put Date 4/6/2018)(a),(d)                         1.83         2/01/2039         25,995
  5,000    State (INS - Assured Guaranty Municipal Corp.)                           5.00         1/01/2021          5,231
  7,000    State (INS - Assured Guaranty Municipal Corp.)                           4.00         2/01/2030          7,285
 10,000    State                                                                    5.00        11/01/2032         10,302
 10,000    State (INS - Assured Guaranty Municipal Corp.)                           5.00         4/01/2029         10,820
  9,000    State                                                                    5.25         2/01/2031          9,268
  5,870    Toll Highway Auth.                                                       5.00         1/01/2034          6,621
  5,600    Toll Highway Auth.                                                       5.00         1/01/2035          6,305
  7,000    Toll Highway Auth.                                                       5.00         1/01/2036          7,866
  5,000    Toll Highway Auth.                                                       5.00        12/01/2032          5,701
  6,000    Toll Highway Auth.                                                       5.00         1/01/2033          6,894
  2,500    Toll Highway Auth.                                                       5.00         1/01/2034          2,865
  2,000    Toll Highway Auth.                                                       5.00         1/01/2035          2,286
 12,475    University of Illinois                                                   4.00         4/01/2033         12,741
  1,750    Village of Bolingbrook (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         1/01/2029          2,018
  1,500    Village of Bolingbrook (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         1/01/2030          1,722
  2,400    Village of Bolingbrook (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         1/01/2031          2,740
  2,350    Village of Bolingbrook (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         1/01/2032          2,670
  1,450    Village of Bolingbrook (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         1/01/2033          1,641

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 1,500    Village of Bolingbrook (INS - Assured
             Guaranty Municipal Corp.)                                              5.00%        1/01/2038     $    1,678
  5,225    Village of Gilberts (INS - Build America
             Mutual Assurance Co.)                                                  5.00         3/01/2030          5,639
  2,010    Village of Rosemont (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        12/01/2025          2,257
  2,110    Village of Rosemont (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        12/01/2026          2,380
  1,250    Volo Village Special Service Area No. 3 & 6
             (INS - Assured Guaranty Municipal Corp.)                               4.00         3/01/2036          1,253
  2,997    Volo Village Special Service Area No. 3 & 6
             (INS - Assured Guaranty Municipal Corp.)                               5.00         3/01/2034          3,323
  1,835    Williamson Jackson Etc Counties
             Community Unit School District No. 4
             Herrin (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        12/01/2028          1,995
  1,925    Williamson Jackson Etc Counties
             Community Unit School District No. 4
             Herrin (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        12/01/2029          2,085
  2,025    Williamson Jackson Etc Counties
             Community Unit School District No. 4
             Herrin (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        12/01/2030          2,184
  6,000    Williamson Jackson Etc Counties
             Community Unit School District No. 4
             Herrin (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        12/01/2034          6,396
                                                                                                               ----------
                                                                                                                  711,063
                                                                                                               ----------
           INDIANA (0.9%)
  4,000    City of Rockport (Put Date 6/1/2018)(a)                                  1.75         6/01/2025          3,999
  7,000    Finance Auth. (Put Date 6/1/2018)(b)                                     1.50         5/01/2028          7,000
 10,500    Finance Auth.                                                            5.00         6/01/2032         10,734
  1,470    Finance Auth.                                                            5.00         5/01/2024          1,647
  1,200    Finance Auth.                                                            5.00         5/01/2027          1,329
  6,000    Finance Auth.                                                            3.13        12/01/2024          5,994
  1,250    Finance Auth.                                                            5.00         9/01/2030          1,431
  1,500    Finance Auth.                                                            5.00         9/01/2031          1,708
  3,000    Jasper County (INS - National Public
             Finance Guarantee Corp.)                                               5.85         4/01/2019          3,114
  6,500    Richmond Hospital Auth.                                                  5.00         1/01/2035          7,142
                                                                                                               ----------
                                                                                                                   44,098
                                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  29

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           IOWA (0.7%)
$ 5,425    Finance Auth.                                                            4.00%        8/15/2035     $    5,557
 16,305    Finance Auth.                                                            4.00         8/15/2036         16,647
  2,475    Waterloo Community School District (PRE)                                 5.00         7/01/2024          2,578
  2,775    Waterloo Community School District (PRE)                                 5.00         7/01/2025          2,891
  4,510    Waterloo Community School District (PRE)                                 5.00         7/01/2027          4,698
                                                                                                               ----------
                                                                                                                   32,371
                                                                                                               ----------
           KANSAS (0.3%)
 10,000    City of Wichita                                                          4.63         9/01/2033          9,957
  3,000    City of Wichita                                                          4.20         9/01/2027          3,008
                                                                                                               ----------
                                                                                                                   12,965
                                                                                                               ----------
           KENTUCKY (2.3%)
  2,410    City of Ashland                                                          4.00         2/01/2036          2,404
  3,725    City of Pikeville                                                        5.75         3/01/2026          4,036
 10,125    Economic Dev. Finance Auth.
             (Put Date 4/6/2018)(a)                                                 1.73         5/01/2034         10,125
 15,720    Economic Dev. Finance Auth. (LIQ -
             Deutsche Bank A.G.) (LOC - Deutsche
             Bank A.G.) (Put Date 4/6/2018)(a),(d)                                  1.75         1/01/2045         15,720
  6,750    Economic Dev. Finance Auth.                                              5.00         5/15/2026          7,455
  7,205    Economic Dev. Finance Auth.                                              5.00         5/15/2031          7,757
  2,500    Economic Dev. Finance Auth.                                              5.00         5/15/2036          2,654
  6,130    Economic Dev. Finance Auth.                                              4.05(e)     10/01/2024          4,985
  7,500    Economic Dev. Finance Auth. (PRE)
             (INS - Assured Guaranty Corp.)                                         5.75        12/01/2028          7,551
  7,000    Kentucky Municipal Power Agency
             (Put Date 3/1/2026)(b),(j)                                             3.45         9/01/2042          7,004
  2,760    Louisville/Jefferson County Metropolitan Gov't                           5.00        12/01/2023          3,017
  7,160    Louisville/Jefferson County Metropolitan Gov't                           5.00        12/01/2024          7,798
  3,830    Louisville/Jefferson County Metropolitan Gov't                           5.00        12/01/2022          4,206
  2,000    State Property & Building Commission                                     5.00         2/01/2032          2,240
  2,250    State Property & Building Commission                                     5.00         2/01/2033          2,512
 15,000    Trimble County                                                           3.75         6/01/2033         15,127
                                                                                                               ----------
                                                                                                                  104,591
                                                                                                               ----------
           LOUISIANA (5.2%)
  2,750    Jefferson Parish Hospital Service District No. 1
             (PRE) (INS - Assured Guaranty
             Municipal Corp.)                                                       5.50         1/01/2026          3,017
  3,000    Jefferson Parish Hospital Service District No. 1
             (PRE) (INS - Assured Guaranty Municipal Corp.)                         5.37         1/01/2031          3,281

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 3,750    Local Government Environmental
             Facilities and Community Dev. Auth.                                    6.50%        8/01/2029     $    4,132
 18,750    Local Government Environmental
             Facilities and Community Dev. Auth.                                    3.50        11/01/2032         18,559
    700    New Orleans Sewerage Service Revenue                                     5.00         6/01/2031            783
  1,150    New Orleans Sewerage Service Revenue                                     5.00         6/01/2032          1,283
  1,500    New Orleans Sewerage Service Revenue                                     5.00         6/01/2034          1,664
  1,500    New Orleans Sewerage Service Revenue                                     5.00        12/01/2033          1,675
  1,500    New Orleans Water System Revenue                                         5.00        12/01/2035          1,667
  2,000    Public Facilities Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         6/01/2036          2,210
 14,000    Public Facilities Auth.                                                  3.50         6/01/2030         14,150
  2,735    Public Facilities Auth.                                                  4.00        12/15/2032          2,921
  3,095    Public Facilities Auth.                                                  4.00        12/15/2033          3,291
  1,745    Public Facilities Auth.                                                  5.00         7/01/2028          2,036
  1,695    Public Facilities Auth.                                                  5.00         7/01/2030          1,952
    750    Public Facilities Auth.                                                  5.00         7/01/2033            848
  2,975    Public Facilities Auth.                                                  5.00         5/15/2034          3,345
  2,000    Public Facilities Auth.                                                  5.00         5/15/2035          2,242
  1,560    Public Facilities Auth.                                                  5.00         5/15/2036          1,745
     25    Public Facilities Auth. (PRE)                                            5.00         5/15/2034             30
     35    Public Facilities Auth. (PRE)                                            4.00         5/15/2035             39
  2,225    Public Facilities Auth.                                                  5.00         5/15/2034          2,484
  3,465    Public Facilities Auth.                                                  4.00         5/15/2035          3,562
     15    Public Facilities Auth. (PRE)                                            4.00         5/15/2036             17
  1,485    Public Facilities Auth.                                                  4.00         5/15/2036          1,518
     55    Public Facilities Auth. (PRE)                                            5.00         7/01/2033             65
     85    Public Facilities Auth. (PRE)                                            5.00         7/01/2034            100
  8,940    Public Facilities Auth.                                                  5.00         7/01/2033          9,979
 13,465    Public Facilities Auth.                                                  5.00         7/01/2034         15,002
  5,330    Shreveport Water & Sewer (INS - Build
             America Mutual Assurance Co.)                                          5.00        12/01/2031          6,017
  5,125    Shreveport Water & Sewer (INS - Build
             America Mutual Assurance Co.)                                          5.00        12/01/2032          5,819
  1,515    Shreveport Water & Sewer (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        12/01/2033          1,724
  1,500    Shreveport Water & Sewer (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        12/01/2034          1,703
  1,510    Shreveport Water & Sewer (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        12/01/2035          1,713
 16,750    St. Charles Parish (Put Date 6/1/2022)(b)                                4.00        12/01/2040         17,825
 35,100    St. James Parish (Put Date 4/6/2018)(a)                                  1.80        11/01/2040         35,100
 34,000    St. James Parish (Put Date 4/6/2018)(a)                                  1.80        11/01/2040         34,000

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                                                  PORTFOLIO OF INVESTMENTS |  31

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 1,000    State University & Agricultural &
             Mechanical College                                                     4.00%        7/01/2031     $    1,052
  1,000    State University & Agricultural &
             Mechanical College                                                     4.00         7/01/2032          1,049
  1,000    State University & Agricultural &
             Mechanical College                                                     4.00         7/01/2033          1,046
    875    Terrebonne Parish Hospital Service
             District No. 1 (PRE)                                                   5.00         4/01/2022            930
    925    Terrebonne Parish Hospital Service
             District No. 1 (PRE)                                                   5.00         4/01/2023            983
    720    Terrebonne Parish Hospital Service
             District No. 1 (PRE)                                                   4.65         4/01/2024            761
  1,535    Terrebonne Parish Hospital Service
             District No. 1 (PRE)                                                   5.00         4/01/2028          1,632
  1,565    Terrebonne Parish Hospital Service
             District No. 1                                                         5.00         4/01/2022          1,653
  1,645    Terrebonne Parish Hospital Service
             District No. 1                                                         5.00         4/01/2023          1,735
  1,280    Terrebonne Parish Hospital Service
             District No. 1                                                         4.65         4/01/2024          1,334
  2,715    Terrebonne Parish Hospital Service
             District No. 1                                                         4.75         4/01/2028          2,814
  5,000    Tobacco Settlement Financing Corp.                                       5.00         5/15/2023          5,627
 10,000    Tobacco Settlement Financing Corp.                                       5.25         5/15/2031         10,798
                                                                                                               ----------
                                                                                                                  238,912
                                                                                                               ----------
           MAINE (0.3%)
 11,500    Health & Higher Educational Facilities Auth.                             6.00         7/01/2026         12,185
  1,635    Health & Higher Educational Facilities Auth.                             5.00         7/01/2024          1,773
  1,000    Health & Higher Educational Facilities Auth.                             5.00         7/01/2026          1,071
  1,000    Health & Higher Educational Facilities Auth.                             5.00         7/01/2027          1,065
                                                                                                               ----------
                                                                                                                   16,094
                                                                                                               ----------
           MARYLAND (1.0%)
  2,500    EDC                                                                      6.20         9/01/2022          2,599
  1,250    EDC                                                                      5.00         6/01/2030          1,431
  1,000    EDC                                                                      5.00         6/01/2031          1,143
  1,000    EDC                                                                      5.00         6/01/2032          1,140
  2,000    EDC                                                                      5.00         6/01/2035          2,253
  1,000    Health & Higher Educational Facilities Auth.                             5.00         7/01/2033          1,113
  1,000    Health & Higher Educational Facilities Auth.                             5.00         7/01/2034          1,109
  1,310    Health & Higher Educational Facilities Auth.                             5.00         7/01/2035          1,447
  1,000    Health & Higher Educational Facilities Auth.                             5.00         7/01/2036          1,101
  1,415    Health & Higher Educational Facilities Auth.                             5.50         1/01/2029          1,665

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32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 1,750    Health & Higher Educational Facilities Auth.                             5.50%        1/01/2030     $    2,050
  1,585    Health & Higher Educational Facilities Auth.                             5.50         1/01/2031          1,845
  5,000    Health & Higher Educational Facilities Auth.                             5.50         1/01/2036          5,735
  1,000    Health & Higher Educational Facilities Auth.                             5.00         7/01/2033          1,091
  2,200    Health & Higher Educational Facilities Auth.                             5.00         7/01/2034          2,392
  2,500    Health & Higher Educational Facilities Auth.                             5.00         7/01/2034          2,750
  3,190    Health & Higher Educational Facilities Auth.                             5.00         7/01/2031          3,544
  6,505    Health & Higher Educational Facilities Auth.                             5.00         7/01/2032          7,205
  3,600    Health & Higher Educational Facilities Auth.                             5.00         7/01/2033          3,972
                                                                                                               ----------
                                                                                                                   45,585
                                                                                                               ----------
           MASSACHUSETTS (1.3%)
    110    Clean Water Trust                                                        4.75         8/01/2025            110
  6,000    Dev. Finance Agency (PRE)
             (Put Date 5/1/2019)(b)                                                 5.75        12/01/2042          6,260
  2,000    Dev. Finance Agency                                                      5.00         7/01/2030          2,098
    640    Dev. Finance Agency                                                      5.00         7/01/2020            683
  1,480    Dev. Finance Agency                                                      5.00         7/01/2022          1,643
  1,720    Dev. Finance Agency                                                      5.00         7/01/2027          1,872
    450    Dev. Finance Agency                                                      5.00         1/01/2031            507
    645    Dev. Finance Agency                                                      5.00         1/01/2032            724
    535    Dev. Finance Agency                                                      5.00         1/01/2033            598
  2,155    Dev. Finance Agency                                                      5.00         4/15/2033          2,316
    700    Dev. Finance Agency                                                      5.00         1/01/2034            781
    735    Dev. Finance Agency                                                      5.00         1/01/2035            817
  1,000    Dev. Finance Agency                                                      5.00         1/01/2036          1,110
  2,000    Dev. Finance Agency                                                      5.00         7/01/2030          2,262
  1,675    Dev. Finance Agency                                                      5.00         7/01/2031          1,885
  2,000    Dev. Finance Agency                                                      5.00         7/01/2036          2,215
  1,250    Dev. Finance Agency                                                      5.00         7/01/2032          1,411
  1,250    Dev. Finance Agency                                                      5.00         7/01/2033          1,405
  1,000    Dev. Finance Agency                                                      5.00         7/01/2034          1,120
  5,780    Dev. Finance Agency (PRE)                                                6.00         7/01/2024          6,088
  3,220    Dev. Finance Agency                                                      6.00         7/01/2024          3,386
  1,500    Dev. Finance Agency                                                      5.00         7/01/2035          1,664
  1,000    Dev. Finance Agency                                                      5.00         7/01/2036          1,107
  4,000    Dev. Finance Agency                                                      5.00         7/15/2027          4,009
  3,600    Dev. Finance Agency(d)                                                   4.00        10/01/2032          3,584
  1,000    Dev. Finance Agency(d)                                                   5.00        10/01/2037          1,077
  2,700    Dev. Finance Agency (PRE)                                                6.25         1/01/2027          3,008
  1,800    Dev. Finance Agency                                                      6.25         1/01/2027          1,991
  3,110    Health & Educational Facilities Auth.                                    5.00         7/01/2019          3,215
                                                                                                               ----------
                                                                                                                   58,946
                                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           MICHIGAN (1.9%)
$ 3,000    Building Auth.                                                           5.00%       10/15/2029     $    3,389
  2,000    Finance Auth. (NBGA - Michigan School
             Bond Qualification and Loan Program)                                   5.00         5/01/2024          2,259
  1,700    Finance Auth. (NBGA - Michigan School
             Bond Qualification and Loan Program)                                   5.00         5/01/2025          1,932
  8,200    Finance Auth.                                                            5.00        12/01/2034          9,303
  4,600    Finance Auth.                                                            5.00        12/01/2035          5,204
  6,000    Finance Auth.                                                            4.00        11/15/2035          6,140
  1,000    Finance Auth.                                                            4.00        11/15/2036          1,021
 10,000    Grand Traverse County Hospital Finance Auth.                             5.00         7/01/2029         10,918
 13,560    Great Lakes Water Auth. Water Supply
             System Revenue                                                         4.00         7/01/2032         13,973
 12,000    Kent Hospital Finance Auth.                                              5.00        11/15/2029         12,962
  2,775    Livonia Public Schools School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         5/01/2032          3,145
  2,875    Livonia Public Schools School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         5/01/2033          3,247
  2,965    Livonia Public Schools School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         5/01/2034          3,340
  3,065    Livonia Public Schools School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         5/01/2035          3,443
  2,770    Livonia Public Schools School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         5/01/2036          3,106
  3,000    State Trunk Line Revenue                                                 5.00        11/01/2019          3,152
  2,000    State Trunk Line Revenue                                                 5.00        11/01/2020          2,102
                                                                                                               ----------
                                                                                                                   88,636
                                                                                                               ----------
           MINNESOTA (0.1%)
  1,750    St. Paul Housing and Redevelopment
             Auth. (PRE)                                                            5.00        11/15/2029          2,068
  1,275    St. Paul Housing and Redevelopment
             Auth. (PRE)                                                            5.00        11/15/2030          1,506
                                                                                                               ----------
                                                                                                                    3,574
                                                                                                               ----------
           MISSISSIPPI (0.4%)
  1,600    Business Finance Corp. (Put Date 4/2/2018)(a)                            1.70        12/01/2030          1,600
  1,700    Business Finance Corp. (Put Date 4/2/2018)(a),(f)                        1.70        12/01/2030          1,700
  7,000    Dev. Bank (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00         9/01/2030          7,634
  2,000    Dev. Bank                                                                5.00         4/01/2028          2,203
  6,500    Hospital Equipment & Facilities Auth.
             (Put Date 7/11/2018)(b),(d)                                            2.05         9/01/2022          6,498
                                                                                                               ----------
                                                                                                                   19,635
                                                                                                               ----------

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34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           MISSOURI (0.6%)
$ 2,570    CAPE GIRARDEAU COUNTY IDA                                                6.00%        3/01/2033     $    2,935
  1,780    Cape Girardeau County IDA                                                5.00         6/01/2025          1,952
  2,555    Cape Girardeau County IDA                                                5.00         6/01/2027          2,780
    500    Cape Girardeau County IDA                                                5.00         3/01/2032            551
    750    Cape Girardeau County IDA                                                5.00         3/01/2036            810
  1,000    Dev. Finance Board                                                       5.00         6/01/2030          1,104
  4,215    Dev. Finance Board                                                       5.00         6/01/2031          4,647
  2,350    Health & Educational Facilities Auth.                                    5.25         5/01/2033          2,575
  2,310    Health & Educational Facilities Auth.                                    5.00         5/01/2030          2,570
  1,380    St. Louis County IDA                                                     5.00         9/01/2023          1,513
  2,750    St. Louis County IDA                                                     5.50         9/01/2033          3,106
  2,075    Stoddard County IDA                                                      6.00         3/01/2037          2,357
                                                                                                               ----------
                                                                                                                   26,900
                                                                                                               ----------
           MONTANA (0.2%)
  8,500    City of Forsyth                                                          3.90         3/01/2031          8,729
                                                                                                               ----------
           NEBRASKA (0.2%)
  3,550    Central Plains Energy Project                                            5.00         9/01/2036          4,209
  1,250    Douglas County Hospital Auth. No. 3                                      5.00        11/01/2028          1,419
  1,600    Douglas County Hospital Auth. No. 3                                      5.00        11/01/2030          1,801
  2,400    Public Power Generation Agency                                           5.00         1/01/2037          2,702
                                                                                                               ----------
                                                                                                                   10,131
                                                                                                               ----------
           NEVADA (1.7%)
    620    Carson City                                                              5.00         9/01/2029            705
  1,000    Carson City                                                              5.00         9/01/2031          1,129
  1,000    Carson City                                                              5.00         9/01/2033          1,122
  1,950    Carson City                                                              5.00         9/01/2037          2,155
 20,470    Clark County Department of Aviation                                      5.00         7/01/2032         23,083
 10,845    Clark County Department of Aviation                                      5.00         7/01/2033         12,189
  3,660    Clark County Department of Aviation                                      5.00         7/01/2026          4,344
  2,220    Clark County Department of Aviation                                      5.00         7/01/2027          2,661
 18,000    Humboldt County                                                          5.15        12/01/2024         18,775
  2,000    Las Vegas Convention & Visitors Auth.                                    4.00         7/01/2033          2,083
  4,560    Las Vegas Convention & Visitors Auth.                                    4.00         7/01/2034          4,735
  5,075    Las Vegas Convention & Visitors Auth.                                    4.00         7/01/2035          5,255
                                                                                                               ----------
                                                                                                                   78,236
                                                                                                               ----------
           NEW HAMPSHIRE (0.2%)
  2,880    Health and Education Facilities Auth.                                    5.00         8/01/2034          3,277
  2,700    Health and Education Facilities Auth.                                    5.00         8/01/2035          3,061
  2,000    Health and Education Facilities Auth.                                    5.00         8/01/2036          2,267

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                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 1,500    HEALTH AND EDUCATION FACILITIES AUTH.                                    5.00%        8/01/2037     $    1,699
                                                                                                               ----------
                                                                                                                   10,304
                                                                                                               ----------
           NEW JERSEY (5.9%)
    400    Building Auth. (PRE)                                                     4.00         6/15/2030            447
    600    Building Auth.                                                           4.00         6/15/2030            609
  1,000    Casino Reinvestment Dev. Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00        11/01/2029          1,088
  1,000    Casino Reinvestment Dev. Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00        11/01/2030          1,084
    630    City of Atlantic City (INS - Build America
             Mutual Assurance Co.)                                                  5.00         3/01/2032            711
    750    City of Atlantic City (INS - Build America
             Mutual Assurance Co.)                                                  5.00         3/01/2037            835
  1,660    City of Atlantic City (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         3/01/2032          1,874
  1,250    City of Atlantic City (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         3/01/2037          1,397
  1,135    City of Bayonne (INS - Build America
             Mutual Assurance Co.)                                                  5.00         7/01/2034          1,268
  1,000    City of Bayonne (INS - Build America
             Mutual Assurance Co.)                                                  5.00         7/01/2035          1,116
  4,750    City of Newark(f)                                                        2.50        11/30/2018          4,760
  7,300    EDA (ETM)                                                                5.25         9/01/2019          7,663
  2,700    EDA                                                                      5.25         9/01/2019          2,812
 10,000    EDA (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00         6/15/2025         11,159
  9,000    EDA                                                                      5.25         6/15/2033          9,762
  7,300    EDA (PRE)                                                                5.25         9/01/2022          7,983
  2,700    EDA                                                                      5.25         9/01/2022          2,877
  3,500    EDA                                                                      4.45         6/01/2023          3,658
  5,125    EDA                                                                      5.00         6/15/2025          5,610
  2,500    EDA                                                                      5.00         6/15/2026          2,699
 18,410    EDA                                                                      5.00         3/01/2025         19,731
  1,500    EDA                                                                      3.13         7/01/2029          1,470
  1,000    EDA                                                                      3.37         7/01/2030            961
 10,000    EDA (MUNIPSA + 1.55%)                                                    3.13(c)      9/01/2027          9,878
 10,000    EDA (MUNIPSA + 1.60%)                                                    3.18(c)      3/01/2028          9,883
  5,740    Educational Facilities Auth.                                             5.50         9/01/2028          6,507
  4,000    Educational Facilities Auth.                                             5.50         9/01/2029          4,519
  3,000    Educational Facilities Auth.                                             5.50         9/01/2030          3,378
  4,590    Educational Facilities Auth.                                             5.50         9/01/2031          5,154
  8,075    Educational Facilities Auth.                                             5.50         9/01/2032          9,049

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36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 3,000    Educational Facilities Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00%        7/01/2034     $    3,439
  3,350    Educational Facilities Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00         7/01/2035          3,829
  1,800    Educational Facilities Auth.
             (INS - Assured Guaranty Municipal Corp.)                               4.00         7/01/2036          1,853
    500    Educational Facilities Auth.                                             4.00         7/01/2033            521
    750    Educational Facilities Auth.                                             4.00         7/01/2034            778
  1,250    Educational Facilities Auth.                                             4.00         7/01/2035          1,291
  4,535    Essex County Improvement Auth.
             (INS - Assured Guaranty Municipal Corp.)                               6.00        11/01/2025          4,951
  1,500    Health Care Facilities Financing Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00         7/01/2030          1,701
  2,000    Health Care Facilities Financing Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00         7/01/2027          2,289
  2,000    Health Care Facilities Financing Auth.                                   5.00        10/01/2033          2,165
  2,000    Health Care Facilities Financing Auth.                                   5.00        10/01/2034          2,158
  2,620    Health Care Facilities Financing Auth.                                   5.00        10/01/2035          2,821
  1,455    New Brunswick Parking Auth. (INS - Build
             America Mutual Assurance Co.)                                          5.00         9/01/2035          1,655
  2,000    New Brunswick Parking Auth. (INS - Build
             America Mutual Assurance Co.)                                          5.00         9/01/2036          2,270
    500    Newark Housing Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              4.00        12/01/2029            522
    750    Newark Housing Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              4.00        12/01/2030            779
    500    Newark Housing Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              4.00        12/01/2031            518
    750    South Jersey Transportation Auth. LLC                                    5.00        11/01/2031            831
  1,085    South Jersey Transportation Auth. LLC                                    5.00        11/01/2034          1,193
  5,000    Transportation Trust Fund Auth.
             (INS - AMBAC Assurance Corp.)                                          5.25        12/15/2022          5,550
  3,000    Transportation Trust Fund Auth.                                          5.00         6/15/2030          3,300
  2,000    Transportation Trust Fund Auth.                                          5.25         6/15/2033          2,177
  3,000    Transportation Trust Fund Auth.                                          5.25         6/15/2034          3,250
 20,000    Transportation Trust Fund Auth.                                          4.47(e)     12/15/2025         14,610
 10,000    Transportation Trust Fund Auth.
             (MUNIPSA + 1.20%)
             (Put Date 12/15/2021)(b)                                               2.78(c)      6/15/2034         10,043
 10,000    Turnpike Auth.                                                           5.00         1/01/2034         11,221
  7,675    Turnpike Auth.                                                           5.00         1/01/2034          8,723
  4,725    Turnpike Auth.                                                           5.00         1/01/2035          5,356
  3,500    Turnpike Auth.                                                           4.00         1/01/2035          3,688
  7,000    Turnpike Auth. (PRE)                                                     5.00         1/01/2021          7,174

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                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$13,000    Turnpike Auth. (PRE)                                                     5.00%        1/01/2021     $   13,332
  8,000    Union City(f)                                                            2.50         3/21/2019          8,043
                                                                                                               ----------
                                                                                                                  271,973
                                                                                                               ----------
           NEW MEXICO (1.2%)
 20,000    City of Farmington (Put Date 6/1/2020)(b)                                5.20         6/01/2040         21,224
 12,000    City of Farmington (Put Date 10/1/2021)(b)                               1.88         4/01/2033         11,790
 20,000    City of Farmington                                                       4.70         5/01/2024         21,322
                                                                                                               ----------
                                                                                                                   54,336
                                                                                                               ----------
           NEW YORK (4.9%)
  3,700    Chautauqua Tobacco Asset Securitization Corp.                            5.00         6/01/2034          3,915
    575    City of Newburgh                                                         5.00         6/15/2023            640
  2,255    City of Oyster Bay                                                       3.50         6/01/2018          2,261
  5,000    City of Oyster Bay                                                       2.50         6/01/2018          5,003
  5,415    City of Oyster Bay(j)                                                    4.00         2/15/2024          5,739
  9,750    City of Oyster Bay(j)                                                    4.00         2/15/2025         10,361
  3,000    City of Oyster Bay(j)                                                    4.00         2/15/2026          3,182
  2,600    City of Yonkers (ETM) (INS - Assured
             Guaranty Municipal Corp.)                                              5.00        10/01/2023          2,877
  4,405    Dormitory Auth. (ETM)                                                    5.30         2/15/2019          4,545
  1,000    Dormitory Auth. (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        10/01/2027          1,144
  1,000    Dormitory Auth. (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        10/01/2028          1,139
  1,300    Dormitory Auth. (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        10/01/2029          1,474
     15    Dormitory Auth. (ETM)                                                    5.00         5/01/2023             17
     15    Dormitory Auth. (PRE)                                                    5.00         5/01/2024             17
     25    Dormitory Auth. (PRE)                                                    5.00         5/01/2025             28
     20    Dormitory Auth. (PRE)                                                    5.00         5/01/2026             23
    735    Dormitory Auth.                                                          5.00         5/01/2023            812
    735    Dormitory Auth.                                                          5.00         5/01/2024            810
  1,175    Dormitory Auth.                                                          5.00         5/01/2025          1,290
    980    Dormitory Auth.                                                          5.00         5/01/2026          1,071
    600    Dormitory Auth.(d)                                                       5.00        12/01/2035            653
 20,000    Dormitory Auth.                                                          5.00         2/15/2032         22,771
  2,000    Erie County IDA                                                          5.00         5/01/2028          2,251
  2,500    Hudson Yards Infrastructure Corp.                                        5.00         2/15/2037          2,866
 17,075    Long Island Power Auth. (PRE)                                            5.00         4/01/2023         17,645
  5,000    Monroe County IDC (NBGA - Federal
             Housing Administration)                                                5.75         8/15/2030          5,581
  2,000    MTA                                                                      5.00        11/15/2035          2,266
 10,000    MTA                                                                      5.00        11/15/2034         11,353
  2,000    MTA                                                                      5.00        11/15/2034          2,271

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38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 3,000    MTA                                                                      5.00%       11/15/2035     $    3,399
  8,000    MTA (PRE)                                                                6.25        11/15/2023          8,233
     80    MTA (PRE)                                                                6.25        11/15/2023             82
  1,920    MTA                                                                      6.25        11/15/2023          1,976
 18,340    MTA                                                                      4.00        11/15/2035         19,195
  1,100    Nassau County                                                            5.00         1/01/2035          1,242
  1,150    Nassau County                                                            5.00         1/01/2036          1,296
 25,000    New York City Transitional Finance Auth.
             Building Aid Revenue (PRE)                                             5.00         5/01/2026         25,913
  3,500    New York City Transitional Finance Auth.
             Building Aid Revenue                                                   5.00         1/15/2022          3,592
 15,350    New York City Transitional Finance Auth.
             Building Aid Revenue                                                   5.00         7/15/2034         17,311
  4,000    New York City Transitional Finance Auth.
             Building Aid Revenue                                                   5.00         7/15/2035          4,640
  2,250    Niagara Area Dev. Corp.                                                  4.00        11/01/2024          2,251
  1,670    Niagara Falls City School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         6/15/2023          1,878
  1,450    Niagara Falls City School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         6/15/2024          1,653
  1,670    Niagara Falls City School District
             (INS - Assured Guaranty Municipal Corp.)                               5.00         6/15/2025          1,890
  1,585    Rockland County                                                          3.50        10/01/2021          1,618
  1,190    Rockland County                                                          3.62        10/01/2022          1,213
  1,560    Rockland County                                                          3.63        10/01/2023          1,585
  1,665    Rockland County                                                          3.63        10/01/2024          1,687
    790    Saratoga County                                                          5.00        12/01/2028            881
  5,000    State                                                                    5.12        11/15/2022          5,111
  5,000    State                                                                    5.25        11/15/2024          5,114
    220    Suffolk County EDC (PRE)                                                 5.00         7/01/2028            242
  1,280    Suffolk County EDC                                                       5.00         7/01/2028          1,388
  1,350    Westchester County Local Dev. Corp.                                      5.00         1/01/2028          1,472
                                                                                                               ----------
                                                                                                                  228,867
                                                                                                               ----------
           NORTH CAROLINA (0.5%)
  5,000    Eastern Municipal Power Agency (PRE)                                     5.00         1/01/2026          5,126
  1,500    Medical Care Commission                                                  5.00        10/01/2025          1,677
  4,805    Medical Care Commission                                                  6.37         7/01/2026          5,267
  1,850    Medical Care Commission                                                  5.00        10/01/2030          1,990
  3,600    Turnpike Auth. (PRE) (INS - Assured
             Guaranty Corp.)                                                        5.00         1/01/2022          3,691
  3,330    Turnpike Auth. (PRE) (INS - Assured
             Guaranty Corp.)                                                        5.13         1/01/2024          3,417
                                                                                                               ----------
                                                                                                                   21,168
                                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  39

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           NORTH DAKOTA (0.3%)
$11,085    Grand Forks City Health Care System                                      5.00%       12/01/2029     $   11,832
  4,000    Ward County                                                              5.00         6/01/2034          4,412
                                                                                                               ----------
                                                                                                                   16,244
                                                                                                               ----------
           OHIO (2.6%)
  9,000    Air Quality Dev. Auth.
             acquired 8/11/09: $9,000 cost;(g),(k)                                  5.70         8/01/2020          2,846
  5,000    Allen County Hospital Facilities Revenue                                 4.00         8/01/2036          5,131
 10,800    Allen County Hospital Facilities Revenue                                 4.00         8/01/2037         11,038
  3,000    American Municipal Power, Inc. (PRE)                                     5.00         2/15/2021          3,180
  2,760    American Municipal Power, Inc. (PRE)                                     5.00         2/15/2022          2,926
  7,165    Buckeye Tobacco Settlement Financing Auth.                               5.12         6/01/2024          7,024
  2,250    City of Centerville                                                      5.25        11/01/2037          2,411
    280    City of Fairview Park (INS - National
             Public Finance Guarantee Corp.)                                        4.13        12/01/2020            281
  2,000    Cleveland Airport System Revenue                                         5.00         1/01/2030          2,157
  1,000    Cleveland Airport System Revenue                                         5.00         1/01/2031          1,078
  7,430    Cuyahoga County                                                          4.00         2/15/2029          7,410
  4,000    Cuyahoga County                                                          5.00         2/15/2037          4,299
  2,805    Dayton City School District                                              5.00        11/01/2028          3,335
  3,655    Dayton City School District                                              5.00        11/01/2029          4,365
  3,160    Dayton City School District                                              5.00        11/01/2030          3,800
  2,000    Dayton City School District                                              5.00        11/01/2031          2,426
  1,350    Hamilton County                                                          5.00         1/01/2031          1,469
  1,400    Hamilton County                                                          5.00         1/01/2036          1,506
  4,365    Hamilton County Sales Tax Revenue
             (INS - AMBAC Assurance Corp.)                                          4.30(e)     12/01/2025          3,504
  9,000    Hancock County Hospital Facilities (PRE)                                 6.50        12/01/2030         10,267
  1,000    Higher Educational Facility Commission                                   5.00         5/01/2031          1,112
    500    Higher Educational Facility Commission                                   5.00         5/01/2033            553
    750    Southeastern Ohio Port Auth.                                             5.00        12/01/2035            787
    750    Southeastern Ohio Port Auth.                                             5.50        12/01/2029            825
  6,000    State                                                                    5.00         1/15/2035          6,656
  3,070    State                                                                    5.00         1/15/2036          3,399
  7,210    State                                                                    5.00         1/15/2034          8,019
  2,000    Turnpike & Infrastructure Commission                                     5.25         2/15/2029          2,247
  1,500    Village of Bluffton                                                      5.00        12/01/2031          1,709
  1,500    Village of Bluffton                                                      4.00        12/01/2032          1,542
  1,600    Village of Bluffton                                                      4.00        12/01/2033          1,640
  1,795    Village of Bluffton                                                      4.00        12/01/2034          1,834
 30,000    Water Dev. Auth. (Put Date 6/3/2019)
             acquired 03/11/14: $30,000, cost;(b),(g),(k)                           4.00        12/01/2033          9,487
                                                                                                               ----------
                                                                                                                  120,263
                                                                                                               ----------

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40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           OKLAHOMA (0.8%)
$ 5,000    Chickasaw Nation(d)                                                      6.00%       12/01/2025     $    5,118
  2,020    Comanche County Hospital Auth.                                           5.00         7/01/2021          2,101
  4,100    Dev. Finance Auth.(j)                                                    5.00         8/15/2033          4,566
  8,300    Garfield County Industrial Auth.
             (Put Date 4/6/2018)(a)                                                 1.68         1/01/2025          8,300
 14,310    Muskogee Industrial Trust
             (Put Date 4/6/2018)(a)                                                 1.65         1/01/2025         14,310
    940    Tulsa County Industrial Auth.                                            5.00        11/15/2028          1,053
  1,780    Tulsa County Industrial Auth.                                            5.00        11/15/2030          1,974
                                                                                                               ----------
                                                                                                                   37,422
                                                                                                               ----------
           OREGON (0.0%)
    500    Clackamas County Hospital Facility Auth.                                 5.00        11/15/2032            549
    500    Clackamas County Hospital Facility Auth.                                 5.00        11/15/2037            543
                                                                                                               ----------
                                                                                                                    1,092
                                                                                                               ----------
           PENNSYLVANIA (6.6%)
  1,410    Allegheny County Higher Education
             Building Auth. (PRE)                                                   5.12         3/01/2025          1,543
    820    Allegheny County IDA                                                     5.00         9/01/2021            822
  1,220    Allegheny County IDA                                                     5.10         9/01/2026          1,222
  1,500    Allegheny County Sanitary Auth.
             (INS - Assured Guaranty Municipal Corp.)                               4.00        12/01/2033          1,588
  1,475    Allegheny County Sanitary Auth.
             (INS - Assured Guaranty Municipal Corp.)                               4.00        12/01/2034          1,557
  2,890    Beaver County (INS - Build America
             Mutual Assurance Co.)                                                  4.00         4/15/2028          3,126
  2,500    Beaver County (INS - Build America
             Mutual Assurance Co.)                                                  4.00         4/15/2029          2,682
  5,000    Beaver County (INS - Build America
             Mutual Assurance Co.)                                                  4.00         4/15/2030          5,319
  8,800    Beaver County IDA (Put Date 4/2/2018)
             acquired 9/12 - 10/05/12: $8,800, cost;(b),(g),(k)                     2.70         4/01/2035          2,860
  1,300    Berks County IDA                                                         4.00        11/01/2033          1,335
  2,000    Berks County IDA                                                         5.00        11/01/2034          2,244
  3,000    Berks County IDA                                                         5.00        11/01/2035          3,356
 11,000    Berks County Municipal Auth. (MUNIPSA +
             1.50%) (Put Date 7/1/2022)(b)                                          3.08(c)     11/01/2039         11,186
  3,000    Bethlehem Auth. (INS - Build America
             Mutual Assurance Co.)                                                  5.00        11/15/2030          3,302
  1,885    Butler County Hospital Auth.                                             5.00         7/01/2035          2,076
  1,000    Chester County IDA                                                       5.00        10/01/2034          1,066
  2,750    Chester County IDA                                                       5.13        10/15/2037          2,829
  5,000    Commonwealth Financing Auth.                                             5.00         6/01/2034          5,640
  1,250    Commonwealth Financing Auth.                                             5.00         6/01/2033          1,400

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                                                  PORTFOLIO OF INVESTMENTS |  41
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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 2,000    Commonwealth Financing Auth.                                             5.00%        6/01/2034     $    2,229
  6,500    Cumberland County Municipal Auth.                                        4.00        12/01/2026          6,687
  2,000    Dauphin County General Auth.                                             4.00         6/01/2030          2,091
  1,000    Dauphin County General Auth.                                             4.00         6/01/2031          1,042
  1,000    Delaware County Auth.                                                    5.00        10/01/2025          1,067
  8,750    Economic Dev. Finance Auth. (Put Date 12/3/2018)
             acquired 11/28 - 12/12/12: $8,750, cost;(b),(g),(k)                    2.55        11/01/2041          2,767
 13,000    Economic Dev. Finance Auth.                                              4.00        10/01/2023         13,691
  9,000    Emmaus General Auth. (INS - Assured
             Guaranty Municipal Corp.) (LIQ - Wells
             Fargo & Co.) (Put Date 4/6/2018)(a)                                    1.70        12/01/2028          9,000
  1,625    Higher Educational Facilities Auth. (PRE)                                5.00         7/01/2032          1,812
  1,730    Higher Educational Facilities Auth.                                      5.25         7/15/2025          1,892
  2,020    Higher Educational Facilities Auth.                                      5.25         7/15/2026          2,192
  2,125    Higher Educational Facilities Auth.                                      5.25         7/15/2027          2,304
  2,245    Higher Educational Facilities Auth.                                      5.25         7/15/2028          2,437
  1,965    Higher Educational Facilities Auth.                                      5.25         7/15/2033          2,129
  2,415    Higher Educational Facilities Auth.                                      5.00         7/15/2030          2,603
  5,000    Luzerne County (INS - Assured Guaranty
             Municipal Corp.)                                                       5.00        11/15/2029          5,629
  1,200    Montgomery County IDA                                                    5.00        11/15/2023          1,327
  2,750    Montgomery County IDA                                                    5.00        11/15/2024          3,016
  1,000    Montour School District (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         4/01/2033          1,141
  1,500    Montour School District (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         4/01/2034          1,706
  1,500    Montour School District (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         4/01/2035          1,702
  1,525    Northeastern Pennsylvania Hospital &
             Education Auth.                                                        5.00         3/01/2037          1,650
  9,895    Philadelphia School District                                             5.00         9/01/2031         11,091
  5,000    Philadelphia School District                                             5.00         9/01/2032          5,592
  4,000    Philadelphia School District                                             5.00         9/01/2033          4,465
  5,100    Philadelphia School District                                             5.00         9/01/2034          5,681
  1,000    Philadelphia School District(j)                                          5.00         9/01/2034          1,127
  1,000    Philadelphia School District(j)                                          5.00         9/01/2035          1,123
  1,000    Philadelphia School District(j)                                          5.00         9/01/2036          1,120
  1,000    Philadelphia School District(j)                                          5.00         9/01/2037          1,117
  1,250    Public School Building Auth.                                             5.00         4/01/2023          1,361
 10,000    Public School Building Auth.                                             5.00         6/01/2029         11,191
  6,100    Public School Building Auth.
             (INS - Assured Guaranty Municipal Corp.)                               5.00         6/01/2031          6,856

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42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$15,380    Public School Building Auth.
             (INS - Assured Guaranty Municipal Corp.)                               4.00%       12/01/2031     $   15,985
  2,000    Reading School District (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         3/01/2036          2,251
  1,500    Reading School District (INS - Assured
             Guaranty Municipal Corp.)                                              5.00         3/01/2037          1,684
  3,000    River JT Toll Bridge Commission                                          5.00         7/01/2034          3,468
  2,720    River Port Auth.                                                         5.00         1/01/2025          2,988
  1,000    Scranton School District (INS - Build
             America Mutual Assurance Co.)                                          5.00        12/01/2032          1,140
  1,600    Scranton School District (INS - Build
             America Mutual Assurance Co.)                                          5.00        12/01/2033          1,816
    750    Scranton School District (INS - Build
             America Mutual Assurance Co.)                                          5.00        12/01/2035            846
  1,500    Turnpike Commission                                                      5.00        12/01/2032          1,650
  4,345    Turnpike Commission                                                      5.00        12/01/2033          4,761
  7,145    Turnpike Commission                                                      5.00        12/01/2033          7,951
  6,250    Turnpike Commission                                                      5.00        12/01/2034          6,937
  5,700    Turnpike Commission                                                      5.00        12/01/2035          6,302
  3,500    Turnpike Commission                                                      5.00        12/01/2032          3,907
  2,000    Turnpike Commission                                                      5.00        12/01/2034          2,250
  2,000    Turnpike Commission                                                      5.00        12/01/2035          2,244
 10,655    Turnpike Commission                                                      5.00         6/01/2035         11,781
  8,255    Turnpike Commission                                                      5.00         6/01/2036          9,104
  3,000    Turnpike Commission                                                      5.00        12/01/2034          3,330
  3,320    Turnpike Commission                                                      5.00        12/01/2035          3,671
  3,690    Turnpike Commission                                                      5.00        12/01/2036          4,069
 25,000    Turnpike Commission                                                      4.00         6/01/2034         25,523
  5,750    Turnpike Commission                                                      5.00         6/01/2036          6,323
                                                                                                               ----------
                                                                                                                  305,972
                                                                                                               ----------
           PUERTO RICO (0.1%)
  2,600    Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities
             Financing Auth.                                                        5.00         4/01/2027          2,431
                                                                                                               ----------
           RHODE ISLAND (0.3%)
  2,000    Health & Educational Building Corp. (PRE)                                6.00         9/01/2033          2,387
  2,000    Tobacco Settlement Financing Corp.                                       5.00         6/01/2028          2,261
  2,000    Tobacco Settlement Financing Corp.                                       5.00         6/01/2029          2,241
  2,500    Tobacco Settlement Financing Corp.                                       5.00         6/01/2030          2,786
  1,350    Turnpike & Bridge Auth.                                                  5.00        10/01/2033          1,529
  4,345    Turnpike & Bridge Auth.                                                  5.00        10/01/2035          4,896
                                                                                                               ----------
                                                                                                                   16,100
                                                                                                               ----------

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                                                  PORTFOLIO OF INVESTMENTS |  43

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           SOUTH CAROLINA (1.2%)
$15,055    Jobs EDA (LIQ - Deutsche Bank A.G.)
             (LOC - Deutsche Bank A.G.)
             (Put Date 4/6/2018)(a),(d)                                             1.65%       11/01/2029     $   15,055
  1,000    Lexington County Health Services District, Inc.                          4.00        11/01/2031          1,061
  1,000    Lexington County Health Services District, Inc.                          4.00        11/01/2032          1,059
  7,200    Piedmont Municipal Power Agency
             (INS - Assured Guaranty Corp.)                                         5.00         1/01/2028          7,790
  2,700    Piedmont Municipal Power Agency
             (INS - Assured Guaranty Corp.)                                         5.00         1/01/2028          2,921
  9,835    Public Service Auth.                                                     5.00        12/01/2034         10,874
  8,500    Public Service Auth.                                                     5.00        12/01/2036          9,354
  7,000    Public Service Auth.                                                     5.00        12/01/2035          7,719
                                                                                                               ----------
                                                                                                                   55,833
                                                                                                               ----------
           SOUTH DAKOTA (0.0%)
  1,700    Health & Educational Facilities Auth.                                    5.00        11/01/2024          1,779
    500    Health & Educational Facilities Auth.                                    5.00        11/01/2030            555
                                                                                                               ----------
                                                                                                                    2,334
                                                                                                               ----------
           TENNESSEE (0.8%)
 24,150    Chattanooga Health Educational &
             Housing Facility Board (Put Date 4/6/2018)(a)                          1.70         5/01/2039         24,150
  5,110    Jackson Hospital Auth. (PRE)                                             5.25         4/01/2023          5,110
  1,890    Jackson Hospital Auth.                                                   5.25         4/01/2023          1,895
  5,000    Metropolitan Gov't Nashville & Davidson
             County Health & Educational Facs Bd                                    5.00         7/01/2035          5,593
                                                                                                               ----------
                                                                                                                   36,748
                                                                                                               ----------
           TEXAS (10.3%)
  1,105    Austin Convention Enterprises, Inc.                                      5.00         1/01/2034          1,250
    550    Austin Convention Enterprises, Inc.                                      5.00         1/01/2034            606
  2,740    Board of Managers Joint Guadalupe
             County-City of Seguin Hospital                                         5.00        12/01/2025          2,925
  2,990    Board of Managers Joint Guadalupe
             County-City of Seguin Hospital                                         5.00        12/01/2027          3,187
  1,640    Board of Managers Joint Guadalupe
             County-City of Seguin Hospital                                         5.00        12/01/2028          1,743
  1,600    Board of Managers Joint Guadalupe
             County-City of Seguin Hospital                                         5.00        12/01/2029          1,692
  1,700    Board of Managers Joint Guadalupe
             County-City of Seguin Hospital                                         5.00        12/01/2030          1,793
  5,150    Board of Managers Joint Guadalupe
             County-City of Seguin Hospital                                         5.25        12/01/2035          5,504

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44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 4,240    Boerne School District (NBGA - Texas
           Permanent School Fund)                                                   3.66(e)%     2/01/2026     $    3,236
  2,500    Central Texas Regional Mobility Auth. (PRE)                              5.75         1/01/2025          2,669
    885    Central Texas Regional Mobility Auth.                                    5.90(e)      1/01/2022            805
  7,000    Central Texas Regional Mobility Auth.                                    6.25(e)      1/01/2024          5,916
  2,535    Central Texas Regional Mobility Auth.                                    6.50(e)      1/01/2026          1,961
    500    Central Texas Regional Mobility Auth.                                    5.00         1/01/2023            555
  3,500    Central Texas Regional Mobility Auth.                                    5.00         1/01/2033          3,799
    700    Central Texas Regional Mobility Auth.                                    5.00         1/01/2021            751
    500    Central Texas Regional Mobility Auth.                                    5.00         1/01/2022            547
  1,250    Central Texas Regional Mobility Auth.                                    5.00         1/01/2034          1,391
  1,100    Central Texas Regional Mobility Auth.                                    5.00         1/01/2035          1,221
  8,500    Central Texas Turnpike System                                            5.00         8/15/2034          9,328
 10,000    Central Texas Turnpike System                                            5.00         8/15/2033         10,999
  1,500    City of Arlington (INS - Build America
             Mutual Assurance Co.)                                                  5.00         2/15/2034          1,710
  1,500    City of Arlington (INS - Build America
             Mutual Assurance Co.)                                                  5.00         2/15/2035          1,704
  3,100    City of Arlington (INS - Build America
             Mutual Assurance Co.)                                                  5.00         2/15/2036          3,507
  3,305    City of Arlington (INS - Build America
             Mutual Assurance Co.)                                                  5.00         2/15/2037          3,727
  4,380    City of Arlington (INS - Build America
             Mutual Assurance Co.)                                                  5.00         2/15/2038          4,928
  2,300    City of Houston                                                          5.00         9/01/2029          2,572
  1,000    City of Houston                                                          5.00         9/01/2030          1,115
  5,615    City of Houston                                                          5.00         9/01/2032          6,224
  5,345    City of Houston                                                          5.00         9/01/2033          5,905
  2,150    City of Houston                                                          5.00         9/01/2034          2,369
  1,575    City of Houston                                                          5.00         9/01/2035          1,730
  1,300    Cleveland Airport System Revenue
             (NBGA - Texas Permanent School Fund)                                   4.00         8/15/2032          1,384
  1,800    Corpus Christi Utility System Revenue                                    4.00         7/15/2032          1,912
  1,100    Corpus Christi Utility System Revenue                                    4.00         7/15/2033          1,163
  1,050    Corpus Christi Utility System Revenue                                    4.00         7/15/2034          1,105
  1,000    Corpus Christi Utility System Revenue                                    4.00         7/15/2035          1,048
  2,000    Dallas/Fort Worth International Airport                                  5.25        11/01/2028          2,283
  7,500    Dallas/Fort Worth International Airport                                  5.25        11/01/2029          8,551
  1,000    Decatur Hospital Auth.                                                   5.25         9/01/2029          1,084
  1,000    Decatur Hospital Auth.                                                   5.00         9/01/2034          1,060
  1,215    Downtown Redevelopment Auth.
             (INS - Build America Mutual Assurance Co.)                             5.00         9/01/2029          1,383

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                                                  PORTFOLIO OF INVESTMENTS |  45

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
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 1,380    Downtown Redevelopment Auth.
             (INS - BUILD AMERICA MUTUAL ASSURANCE CO.)                             5.00%        9/01/2030     $    1,565
  2,000    Downtown Redevelopment Auth.
             (INS - Build America Mutual Assurance Co.)                             5.00         9/01/2031          2,265
  1,500    Downtown Redevelopment Auth.
             (INS - Build America Mutual Assurance Co.)                             5.00         9/01/2032          1,696
  2,680    Downtown Redevelopment Auth.
             (INS - Build America Mutual Assurance Co.)                             5.00         9/01/2033          3,013
  1,400    Harris County Cultural Education Facilities
             Finance Corp.                                                          5.00         6/01/2028          1,506
  4,710    Harris County Cultural Education Facilities
             Finance Corp.                                                          5.00        12/01/2027          5,227
  2,845    Harris County Health Facilities Dev. Corp.
             (Put Date 4/2/2018)(a),(f)                                             1.72        12/01/2041          2,845
 40,000    Harris County IDC (PRE)                                                  5.00         2/01/2023         42,118
    750    Harris County Municipal Utility District No. 165
             (INS - Build America Mutual Assurance Co.)                             5.00         3/01/2030            845
  2,030    Harris County Municipal Utility District No. 165
             (INS - Build America Mutual Assurance Co.)                             5.00         3/01/2031          2,271
  2,500    Harris County Municipal Utility District No. 165
             (INS - Build America Mutual Assurance Co.)                             5.00         3/01/2032          2,793
  4,000    Houston Airport System Revenue                                           5.00         7/01/2024          4,032
  7,000    Houston Airport System Revenue                                           5.00         7/01/2025          7,057
  3,850    Houston Higher Education Finance Corp.                                   5.25         9/01/2031          4,269
  4,075    Houston Higher Education Finance Corp.                                   5.25         9/01/2032          4,517
  4,000    Karnes County Hospital District                                          5.00         2/01/2029          4,279
  4,000    Karnes County Hospital District                                          5.00         2/01/2034          4,221
    740    Laredo Waterworks & Sewer System Revenue                                 4.00         3/01/2032            778
  1,000    Laredo Waterworks & Sewer System Revenue                                 4.00         3/01/2033          1,047
  1,000    Laredo Waterworks & Sewer System Revenue                                 4.00         3/01/2034          1,043
  1,500    Laredo Waterworks & Sewer System Revenue                                 4.00         3/01/2036          1,556
  3,100    Mesquite Health Facility Dev. Corp.                                      5.00         2/15/2026          3,404
  1,075    Mesquite Health Facility Dev. Corp.                                      5.00         2/15/2035          1,128
  2,155    New Braunfels ISD (NBGA - Texas
             Permanent School Fund)                                                 3.04(e)      2/01/2023          1,884
  7,500    New Hope Cultural Education Facilities
             Finance Corp.                                                          5.00         7/01/2030          6,345
  9,000    New Hope Cultural Education Facilities
             Finance Corp.                                                          5.00         7/01/2035          7,588
  1,000    New Hope Cultural Education Facilities
             Finance Corp.                                                          5.00        11/01/2031          1,105
  1,475    New Hope Cultural Education Facilities
             Finance Corp.                                                          4.00        11/01/2036          1,473
  1,635    Newark Higher Education Finance Corp.                                    4.00         4/01/2032          1,692

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 2,000    Newark Higher Education Finance Corp.                                    4.00%        4/01/2033     $    2,058
  4,470    Newark Higher Education Finance Corp.                                    4.00         4/01/2034          4,587
  1,650    Newark Higher Education Finance Corp.                                    4.00         4/01/2035          1,691
  2,150    Newark Higher Education Finance Corp.                                    4.00         4/01/2036          2,199
  7,000    North East Texas Regional Mobility Auth.                                 5.00         1/01/2036          7,772
  5,485    North East Texas Regional Mobility Auth.                                 5.00         1/01/2036          6,043
 20,000    North Texas Tollway Auth. (INS - Assured
             Guaranty Corp.)                                                        3.85(e)      1/01/2029         14,325
  1,500    North Texas Tollway Auth.                                                5.00         1/01/2031          1,665
  8,000    North Texas Tollway Auth.                                                5.00         1/01/2032          8,939
  7,500    North Texas Tollway Auth.                                                5.00         1/01/2034          8,351
  1,515    North Texas Tollway Auth.                                                5.00         1/01/2034          1,724
 12,195    North Texas Tollway Auth. (PRE)                                          6.00         1/01/2025         12,583
  2,805    North Texas Tollway Auth.                                                6.00         1/01/2025          2,890
  2,000    North Texas Tollway Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              4.00         1/01/2035          2,095
  1,695    North Texas Tollway Auth. (INS - Assured
             Guaranty Municipal Corp.)                                              4.00         1/01/2036          1,770
  2,230    Permanent University Fund - University of
             Texas System                                                           5.00         7/01/2032          2,599
  3,250    Permanent University Fund - University of
             Texas System                                                           5.00         7/01/2033          3,776
  2,500    Permanent University Fund - University of
             Texas System                                                           5.00         7/01/2034          2,899
 31,220    Port of Port Arthur Navigation District
             (Put Date 4/2/2018)(a)                                                 1.78        11/01/2040         31,220
 23,170    Port of Port Arthur Navigation District
             (Put Date 4/2/2018)(a)                                                 1.78         4/01/2040         23,170
 17,050    Port of Port Arthur Navigation District
             (Put Date 4/2/2018)(a)                                                 1.80        11/01/2040         17,050
  9,000    Port of Port Arthur Navigation District
             (Put Date 4/2/2018)(a),(f)                                             1.80         4/01/2040          9,000
 14,935    San Antonio Housing Trust Finance Corp.
             (NBGA - Federal Home Loan Mortgage
             Corp.) (Put Date 10/1/2028)(b)                                         3.50         4/01/2043         15,231
  5,000    Tarrant County Cultural Education
             Facilities Finance Corp.                                               6.62        11/15/2037          5,565
  2,000    Tarrant County Cultural Education
             Facilities Finance Corp.                                               3.88        11/15/2022          2,001
  2,145    Tarrant County Cultural Education
             Facilities Finance Corp.                                               5.00        11/15/2030          2,472
  2,250    Tarrant County Cultural Education
           Facilities Finance Corp.                                                 5.00        11/15/2031          2,579

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$ 2,365    Tarrant County Cultural Education
             Facilities Finance Corp.                                               5.00%       11/15/2032     $    2,690
  2,175    Tarrant County Cultural Education
             Facilities Finance Corp.                                               5.00        11/15/2037          2,443
  7,235    Transportation Commission State
             Highway Fund                                                           5.00        10/01/2026          8,624
  6,960    Trophy Club Public Improvement District No. 1
             (INS - Assured Guaranty Municipal Corp.)                               5.00         6/01/2033          7,699
  3,360    Tyler Health Facilities Dev. Corp.                                       5.25        11/01/2022          3,361
  3,800    Tyler Health Facilities Dev. Corp.                                       5.25        11/01/2023          3,801
 10,000    Tyler Health Facilities Dev. Corp. (PRE)                                 5.50         7/01/2027         11,077
                                                                                                               ----------
                                                                                                                  477,853
                                                                                                               ----------
           U. S. VIRGIN ISLANDS (0.1%)
  6,500    Public Finance Auth.(d)                                                  5.00         9/01/2030          6,909
                                                                                                               ----------
           UTAH (0.1%)
  5,123    Jordanelle Special Service District
             acquired 6/18/09: $5,124 cost;(d),(g)                                 12.00         8/01/2030          5,123
                                                                                                               ----------
           VERMONT (0.3%)
  9,000    EDA                                                                      5.00        12/15/2020          9,741
  2,500    Educational & Health Buildings Financing Agency                          5.00        12/01/2036          2,811
                                                                                                               ----------
                                                                                                                   12,552
                                                                                                               ----------
           VIRGINIA (1.2%)
  1,875    College Building Auth.                                                   5.00         6/01/2021          1,877
 11,280    College Building Auth.                                                   5.00         6/01/2026         11,284
 10,000    College Building Auth.                                                   4.00         2/01/2034         10,682
  5,000    College Building Auth.                                                   4.00         2/01/2036          5,305
  2,150    Fairfax County EDA                                                       5.00        10/01/2036          2,395
 14,924    Farms of New Kent Community Dev. Auth.
             acquired 9/8/06 - 10/04/07: $14,395 cost;(d),(g)                       5.12         3/01/2036          5,149
  1,000    Loudoun County EDA (Put Date 4/6/2018)(a)                                1.57         2/15/2038          1,000
 10,000    Roanoke EDA                                                              5.00         7/01/2025         10,685
    750    Stafford County EDA                                                      5.00         6/15/2033            834
  2,620    Stafford County EDA                                                      5.00         6/15/2034          2,906
  1,930    Stafford County EDA                                                      5.00         6/15/2035          2,135
                                                                                                               ----------
                                                                                                                   54,252
                                                                                                               ----------
           WASHINGTON (0.5%)
  3,090    Health Care Facilities Auth.                                             5.00         8/15/2033          3,473
  3,470    Health Care Facilities Auth.                                             5.00         8/15/2034          3,888
  2,355    Health Care Facilities Auth.                                             5.00         7/01/2035          2,655
  2,250    Health Care Facilities Auth.                                             5.00         7/01/2036          2,530
  3,125    Health Care Facilities Auth.                                             4.00         7/01/2037          3,217
  5,000    Tobacco Settlement Auth.                                                 5.25         6/01/2031          5,329
                                                                                                               ----------
                                                                                                                   21,092
                                                                                                               ----------

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                             COUPON          FINAL            VALUE
(000)      SECURITY                                                                 RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
           WEST VIRGINIA (0.2%)
$ 1,850    HOSPITAL FINANCE AUTH.                                                   5.00%        6/01/2033     $    2,075
  2,970    Hospital Finance Auth.                                                   5.00         6/01/2034          3,311
  2,405    Hospital Finance Auth.                                                   5.00         6/01/2035          2,678
                                                                                                               ----------
                                                                                                                    8,064
                                                                                                               ----------
           WISCONSIN (0.6%)
  2,000    Health & Educational Facilities Auth.                                    5.00         7/15/2028          2,151
  1,500    Health & Educational Facilities Auth. (PRE)                              5.00         8/15/2026          1,686
  1,935    Health & Educational Facilities Auth. (PRE)                              5.00         8/15/2029          2,176
  5,000    Health & Educational Facilities Auth.                                    5.13         4/15/2031          5,449
  1,000    Health & Educational Facilities Auth.                                    5.00         8/15/2034          1,105
  9,830    Health & Educational Facilities Auth.                                    4.00        11/15/2036         10,132
  1,000    Public Finance Auth.(d)                                                  5.25         5/15/2037          1,090
  1,500    Public Finance Auth.                                                     4.05        11/01/2030          1,542
  1,250    Public Finance Auth.(d)                                                  3.95        11/15/2024          1,268
                                                                                                               ----------
                                                                                                                   26,599
                                                                                                               ----------
           Total Municipal Obligations (cost: $4,586,105)                                                       4,637,462
                                                                                                               ----------

           TOTAL INVESTMENTS (COST: $4,586,105)                                                                $4,637,462
                                                                                                               ==========

-------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                     LEVEL 1           LEVEL 2           LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                           $-        $4,632,313            $5,149         $4,637,462
-------------------------------------------------------------------------------------------------------------------------
Total                                                           $-        $4,632,313            $5,149         $4,637,462
-------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-------------------------------------------------------------------------------------------------------------------------
                                              RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                         MUNICIPAL OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                                      $12,111
Purchases                                                                                                               -
Sales                                                                                                                   -
Transfers into Level 3                                                                                                  -
Transfers out of Level 3                                                                                           (8,382)
Net realized gain (loss) on investments                                                                                 -
Change in net unrealized appreciation/(depreciation) of investments                                                 1,420
-------------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2018                                                                                      $ 5,149
-------------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

--------------------------------------------------------------------------------
                               FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of April 1, 2017, through March 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                  TRANSFERS        TRANSFERS        TRANSFERS
                                                       INTO             INTO             INTO
                                                   (OUT OF)         (OUT OF)         (OUT OF)
ASSETS ($ IN 000s)                                  LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------------------------------
Municipal Obligations(i)                                 $-           $8,382          $(8,382)
---------------------------------------------------------------------------------------------
Total                                                    $-           $8,382          $(8,382)
---------------------------------------------------------------------------------------------

(i) Transferred from Level 3 to Level 2 due to the availability of significant observable inputs.

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District
    EDA       Economic Development Authority
    EDC       Economic Development Corp.
    ETM       Escrowed to final maturity
    IDA       Industrial Development Authority/Agency
    IDB       Industrial Development Board
    IDC       Industrial Development Corp.
    ISD       Independent School District
    MTA       Metropolitan Transportation Authority
    MUNIPSA   Securities Industry and Financial Markets Association
              (SIFMA) Municipal Swap Index
    PRE       Pre-refunded to a date prior to maturity

o CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

    high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.
    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.
    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.
    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (b) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (c) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represent the rate at March 31, 2018.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    (d) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Fund Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (f) At March 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (g) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Fund Trust's Board of Trustees. The aggregate market value of these securities at March 31, 2018, was $28,480,000, which represented 0.6% of the Fund's net assets.

    (h) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (i) Up to 6.05% of the coupon may be PIK.

    (j) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (k) At March 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (l) Security was fair valued at Level 3.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $4,586,105)    $4,637,462
   Cash                                                                    2,749
   Receivables:
      Capital shares sold                                                  2,444
      USAA Asset Management Company (Note 6C)                                  7
      Interest                                                            50,174
                                                                      ----------
         Total assets                                                  4,692,836
                                                                      ----------
LIABILITIES
   Payables:
      Securities purchased                                                52,340
      Capital shares redeemed                                              5,081
      Dividends on capital shares                                          1,933
   Accrued management fees                                                 1,245
   Accrued transfer agent's fees                                              72
   Other accrued expenses and payables                                       225
                                                                      ----------
         Total liabilities                                                60,896
                                                                      ----------
            Net assets applicable to capital shares outstanding       $4,631,940
                                                                      ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                    $4,630,408
   Overdistribution of net investment income                                (717)
   Accumulated net realized loss on investments                          (49,108)
   Net unrealized appreciation of investments                             51,357
                                                                      ----------
            Net assets applicable to capital shares outstanding       $4,631,940
                                                                      ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $4,605,543/351,013
         capital shares outstanding, no par value)                    $    13.12
                                                                      ==========
      Adviser Shares (net assets of $26,397/2,012
         capital shares outstanding, no par value)                    $    13.12
                                                                      ==========

See accompanying notes to financial statements.

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                      $161,427
                                                                        --------
EXPENSES
   Management fees                                                        13,555
   Administration and servicing fees:
      Fund Shares                                                          6,686
      Adviser Shares                                                          49
   Transfer agent's fees:
      Fund Shares                                                          1,489
      Adviser Shares                                                          23
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          81
   Custody and accounting fees:
      Fund Shares                                                            519
      Adviser Shares                                                           4
   Postage:
      Fund Shares                                                             79
      Adviser Shares                                                           1
   Shareholder reporting fees:
      Fund Shares                                                             37
      Adviser Shares                                                           1
   Trustees' fees                                                             34
   Registration fees:
      Fund Shares                                                            130
      Adviser Shares                                                          25
   Professional fees                                                         183
   Other                                                                      62
                                                                        --------
         Total expenses                                                   22,958
   Expenses reimbursed:
      Adviser Shares                                                         (25)
                                                                        --------
         Net expenses                                                     22,933
                                                                        --------
NET INVESTMENT INCOME                                                    138,494
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                      (3,778)
   Change in net unrealized appreciation/(depreciation)                   15,286
                                                                        --------
         Net realized and unrealized gain                                 11,508
                                                                        --------
   Increase in net assets resulting from operations                     $150,002
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-----------------------------------------------------------------------------------------
                                                                      2018          2017
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $  138,494     $  141,310
   Net realized loss on investments                                 (3,778)       (12,376)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                15,286       (178,556)
                                                                -------------------------
      Increase (decrease) in net assets resulting from
         operations                                                150,002        (49,622)
                                                                -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                 (138,321)      (140,009)
      Adviser Shares                                                  (921)        (1,257)
                                                                -------------------------
         Distributions to shareholders                            (139,242)      (141,266)
                                                                -------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                     314,175        137,392
   Adviser Shares                                                  (11,238)        (2,675)
                                                                -------------------------
      Total net increase in net assets from capital
         share transactions                                      302,937        134,717
                                                                -------------------------
   Net increase (decrease) in net assets                           313,697        (56,171)

NET ASSETS
   Beginning of year                                             4,318,243      4,374,414
                                                                -------------------------
   End of year                                                  $4,631,940     $4,318,243
                                                                =========================
Undistributed (overdistribution of) net investment income:
   End of year                                                  $     (717)    $       69
                                                                =========================

See accompanying notes to financial statements.

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Tax Exempt Intermediate-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

       extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The valuation methodology applied to certain Level 3 securities changed during the period. Securities that were previously valued by the value derived based upon the use of unobservable inputs are now being valued by last quoted price.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight- line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2018, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $52,340,000, of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $35,000, which represents 5.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $38,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                         2018           2017
                                                     ---------------------------
Tax-exempt income                                    $139,242,000   $141,266,000

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $  6,968,000
Accumulated capital and other losses                                 (49,038,000)
Unrealized appreciation of investments                                51,286,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2018, the Fund had net capital loss carryforwards of $49,038,000, for federal income tax purposes as shown in the table below. It is unlikely

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                              --------------------------
                                    TAX CHARACTER
                              --------------------------
                      (NO EXPIRATION)              BALANCE
                      ---------------            -----------
                      Short-Term                 $20,671,000
                      Long-Term                   28,367,000
                                                 -----------
                      Total                      $49,038,000
                                                 ===========

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                                                NET
                                                     GROSS               GROSS              UNREALIZED
                                                   UNREALIZED          UNREALIZED          APPRECIATION/
FUND                             TAX COST         APPRECIATION        DEPRECIATION        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
USAA Tax Exempt
  Intermediate-Term Fund     $4,586,175,000        $127,962,000       $(76,676,000)         $51,286,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $583,082,000 and $425,262,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED              YEAR ENDED
                                           MARCH 31, 2018           MARCH 31, 2017
                                        ----------------------------------------------
                                        SHARES        AMOUNT       SHARES       AMOUNT
                                        ----------------------------------------------
    FUND SHARES:
    Shares sold                         67,023     $ 889,832       72,691    $ 979,119
    Shares issued from
      reinvested dividends               9,160       121,446        9,157      122,902
    Shares redeemed                    (52,578)     (697,103)     (72,714)*   (964,629)*
                                        ----------------------------------------------
    Net increase from capital
      share transactions                23,605     $ 314,175        9,134    $ 137,392
                                        ==============================================
    ADVISER SHARES:
    Shares sold                            168     $   2,229        1,406    $  19,057
    Shares issued from
      reinvested dividends                  59           777           75        1,019
    Shares redeemed                     (1,072)      (14,244)      (1,714)*    (22,751)*
                                        ----------------------------------------------
    Net decrease from capital
      share transactions                  (845)    $ (11,238)        (233)   $  (2,675)
                                        ==============================================

    *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Intermediate Municipal Debt Funds category.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
     -------------------------------------------------------------------
     +/- 20 to 50                                 +/- 4
     +/- 51 to 100                                +/- 5
     +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $13,555,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $986,000 and ($3,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.02% and (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $6,686,000 and $49,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $65,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through July 31, 2018, to limit the total annual operating expenses of the Adviser Shares to 0.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to August 1, 2017, the Adviser Shares' expense limitation was 0.80% of average net assets. For the year ended March 31, 2018, the Adviser Shares incurred reimbursable expenses of $25,000, of which $7,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,489,000 and $23,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $81,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule).

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(8) UPCOMING ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MARCH 31,
                                       -------------------------------------------------------------------------
                                             2018             2017            2016           2015           2014
                                       -------------------------------------------------------------------------
Net asset value at
  beginning of period                  $    13.08       $    13.61      $    13.59     $    13.36     $    13.75
                                       -------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                       .41              .42             .44            .45            .50
  Net realized and
    unrealized gain (loss)                    .04             (.53)            .02            .23           (.39)
                                       -------------------------------------------------------------------------
Total from investment
  operations                                  .45             (.11)            .46            .68            .11
                                       -------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.41)            (.42)           (.44)          (.45)          (.50)
Redemption fees added to
  beneficial interests                          -              .00(a)            -              -              -
                                       -------------------------------------------------------------------------
Net asset value at
  end of period                        $    13.12       $    13.08      $    13.61     $    13.59     $    13.36
                                       =========================================================================
Total return (%)*                            3.47             (.84)           3.48           5.14            .85
Net assets at
  end of period (000)                  $4,605,543       $4,280,892      $4,332,360     $3,894,482     $3,381,571
Ratios to average
  net assets:**
  Expenses (%)                                .51              .52(b)          .54(b)         .55(b)         .55(b)
  Net investment income (%)                  3.09             3.13            3.28           3.31           3.72
Portfolio turnover (%)                         11               16              10              4             10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $4,458,929,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

70  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MARCH 31,
                                       -------------------------------------------------------------------------
                                          2018             2017            2016           2015              2014
                                       -------------------------------------------------------------------------
Net asset value at
  beginning of period                  $ 13.07          $ 13.61         $ 13.58        $ 13.36           $ 13.75
                                       -------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .38              .38             .41            .42               .47
  Net realized and unrealized
    gain (loss)                            .05             (.54)            .03            .22              (.39)
                                       -------------------------------------------------------------------------
Total from investment
  operations                               .43             (.16)            .44            .64               .08
                                       -------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.38)            (.38)           (.41)          (.42)             (.47)
Redemption fees added to
  beneficial interests                       -              .00(a)          .00(a)           -                 -
                                       -------------------------------------------------------------------------
Net asset value at
  end of period                        $ 13.12          $ 13.07         $ 13.61        $ 13.58           $ 13.36
                                       =========================================================================

Total return (%)*                         3.28            (1.19)           3.28           4.81               .64
Net assets at
  end of period (000)                  $26,397          $37,351         $42,054        $36,848           $20,166
Ratios to average
  net assets:**
  Expenses (%)                             .77(c)           .80(d)          .80(d)         .79(b),(d)        .75(d)
  Expenses, excluding
    reimbursements (%)                     .85              .83(d)          .88(d)         .88(d)            .96(d)
  Net investment income (%)               2.83             2.84            3.02           3.06              3.51
Portfolio turnover (%)                      11               16              10              4                10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $32,330,000.
(a) Represents less than $0.01 per share.
(b) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.75%.
(c) Effective August 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.75% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.80%.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

72  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                         BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2017 -
                                       OCTOBER 1, 2017        MARCH 31, 2018         MARCH 31, 2018
                                       --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  999.40                  $2.59

Hypothetical
  (5% return before expenses)               1,000.00              1,022.34                   2.62

ADVISER SHARES
Actual                                      1,000.00                998.20                   3.74

Hypothetical
  (5% return before expenses)               1,000.00              1,021.19                   3.78

*Expenses are equal to the annualized expense ratio of 0.52% for Fund Shares and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.06)% for Fund Shares and (0.18)% for Adviser Shares for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

74  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

76  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

80  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40857-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

 ==============================================================

          ANNUAL REPORT
          USAA TAX EXEMPT LONG-TERM FUND
          FUND SHARES o ADVISER SHARES
          MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short- and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

  Distributions to Shareholders                                               15

  Report of Independent Registered
    Public Accounting Firm                                                    16

  Portfolio of Investments                                                    17

  Notes to Portfolio of Investments                                           36

  Financial Statements                                                        39

  Notes to Financial Statements                                               42

EXPENSE EXAMPLE                                                               57

TRUSTEES' AND OFFICERS' INFORMATION                                           59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF JOHN C. BONNELL]               [PHOTO OF DALE R. HOFFMANN]

          JOHN C. BONNELL, CFA                      DALE R. HOFFMANN
          USAA Asset                                USAA Asset
          Management Company                        Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended March 31, 2018, the performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. In the first half of the reporting period, supply was tight as interest rates edged up and states and municipalities reduced the amount of new bond issuances. Demand was strong, with deals significantly oversubscribed, as investors sought to reinvest the proceeds of maturing and called bonds.

    In the fourth quarter 2017, new issuances surged as tax reform efforts in Congress gathered momentum. In November 2017, the House of Representatives passed a bill that sought to eliminate the tax exemption for two types of municipal bonds--advance refunding bonds used by municipalities to reduce their interest burden and private activity bonds issued to finance economic development projects. The Senate version, however, only eliminated the tax exemption for advanced refunding bonds, which remained in the final legislation that took effect on January 1, 2018.

    State and local governments rushed to get their debt securities into the marketplace in anticipation of the new law. New bond issuances in December 2017, which were three times higher than that of December 2016, set an all-time record for a single month. Demand increased, as investors realized that fewer bonds might be available in early 2018. Even the short-term jump in new issuances could not keep up with demand as U.S. and foreign investors continued to favor municipal bonds for their relative safety and incremental yield.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Much as expected, the first quarter of 2018 was marked by a sharp drop in supply, with new bond issuances approximately 30% lower than during the first quarter of 2017. Demand remained strong, which helped support municipal bond prices.

    During the reporting period, the municipal yield curve flattened, as shorter- and intermediate-term yields rose and longer-term yields fell. The yield on a 10-year AAA rated general obligation bond climbed 17 basis points, from 2.25% on March 31, 2017 to 2.42% on March 31, 2018. The yield on a 30-year AAA rated general obligation bond fell 10 basis points, from 3.05% on March 31, 2017 to 2.95% on March 31, 2018. (A basis point is 1/100th of a percent.) Meanwhile, credit spreads narrowed as investors searched for yield opportunities.

    Overall, municipal credit quality remained stable during the reporting period. Many state and local governments have broad taxing powers and are required by law to balance their budgets. In addition, a number of issuers continued to take action to address tough fiscal challenges. Although a series of hurricanes affected some issuers in 2017, the broad tax-exempt bond market did not experience any disruption.

o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2018, the Fund Shares and Adviser Shares had a total return of 3.70% and 3.44%, respectively, versus an average return of 2.92% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 3.26% for the Lipper General & Insured Municipal Debt Funds Index and 2.66% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    over the reporting period produced a dividend yield of 3.91% and 3.65%, respectively, compared to the Lipper category average of 2.93%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We remained focused on income generation, which is in keeping with our investment approach. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

    The Fund continued to benefit from our commitment to independent credit research. As we sought attractive investment opportunities, we used fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. By employing credit research, we strive both to recognize relative value and avoid potential pitfalls.

    We maintained a diversified portfolio of longer-term, primarily investment-grade municipal bonds. Our team of analysts continuously monitor all these holdings. The Fund remains diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT LONG-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USTEX)

--------------------------------------------------------------------------------
                                           3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                              $2.4 Billion           $2.3 Billion
Net Asset Value Per Share                 $13.22                 $13.25

LAST 12 MONTHS
Tax-Exempt Dividends Per Share            $0.517                  $0.539
Capital Gain Distributions Per Share         -                      -
Dollar-Weighted Average
Portfolio Maturity(+)                    15.0 Years             15.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                          10 YEARS
   3.70%                            3.11%                             4.80%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/18             EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
                2.65%                                        0.48%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

4  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2018

---------------------------------------------------------------------------------------
                    TOTAL RETURN     =      DIVIDEND RETURN         +      PRICE CHANGE
---------------------------------------------------------------------------------------
10 YEARS               4.80%         =           4.54%              +         0.26%
5 YEARS                3.11%         =           4.12%              +        -1.01%
1 YEAR                 3.70%         =           3.93%              +        -0.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2009-MARCH 31, 2018

[CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                    CHANGE IN
                     TOTAL RETURN          DIVIDEND RETURN         SHARE PRICE
3/31/2009               -5.33%                  5.06%                -10.39%
3/31/2010               16.59%                  5.88%                 10.71%
3/31/2011               -0.19%                  4.70%                 -4.89%
3/31/2012               16.30%                  5.15%                 11.15%
3/31/2013                7.11%                  4.07%                  3.04%
3/31/2014                0.83%                  4.14%                 -3.31%
3/31/2015                6.79%                  4.34%                  2.45%
3/31/2016                3.94%                  4.30%                 -0.36%
3/31/2017                0.41%                  3.91%                 -3.50%
3/31/2018                3.70%                  3.93%                 -0.23%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/18, and assuming marginal federal tax
rates of:                               24.00%     35.80%*    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years              4.54%              5.97%      7.07%      7.42%      7.67%
5 Years               4.12%              5.42%      6.42%      6.74%      6.96%
1 Year                3.93%              5.17%      6.12%      6.42%      6.63%

To match the Fund Shares' closing 30-day SEC Yield of 2.65%, on 3/31/18

A FULLY TAXABLE INVESTMENT MUST PAY:     3.49%      4.13%      4.33%      4.48%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

6  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA TAX EXEMPT        LIPPER GENERAL &          BLOOMBERG
                   LONG-TERM FUND         INSURED MUNICIPAL     BARCLAYS MUNICIPAL
                       SHARES             DEBT FUNDS INDEX          BOND INDEX
03/31/08             $10,000.00              $10,000.00             $10,000.00
04/30/08              10,173.00               10,133.96              10,117.02
05/31/08              10,271.00               10,211.20              10,178.19
06/30/08              10,149.00               10,074.41              10,063.31
07/31/08              10,090.00               10,064.29              10,101.56
08/31/08              10,189.00               10,158.27              10,219.77
09/30/08               9,617.00                9,619.56               9,740.51
10/31/08               9,181.00                9,326.95               9,641.09
11/30/08               9,087.00                9,218.83               9,671.74
12/31/08               8,913.00                9,185.33               9,812.75
01/31/09               9,385.00                9,618.64              10,171.92
02/28/09               9,463.00                9,713.76              10,225.37
03/31/09               9,466.00                9,680.04              10,227.23
04/30/09               9,757.00                9,957.22              10,431.54
05/31/09              10,073.00               10,186.35              10,541.89
06/30/09               9,985.00               10,082.50              10,443.14
07/31/09              10,158.00               10,241.66              10,617.86
08/31/09              10,409.00               10,502.04              10,799.38
09/30/09              11,022.00               11,036.64              11,186.94
10/31/09              10,777.00               10,750.97              10,952.11
11/30/09              10,788.00               10,783.69              11,042.61
12/31/09              10,881.00               10,884.65              11,079.92
01/31/10              10,947.00               10,938.20              11,137.63
02/28/10              11,043.00               11,041.36              11,245.59
03/31/10              11,037.00               11,049.30              11,218.66
04/30/10              11,180.00               11,194.34              11,355.00
05/31/10              11,248.00               11,253.34              11,440.17
06/30/10              11,243.00               11,239.63              11,446.96
07/31/10              11,385.00               11,373.02              11,589.70
08/31/10              11,682.00               11,663.52              11,855.05
09/30/10              11,717.00               11,673.13              11,836.53
10/31/10              11,682.00               11,648.54              11,803.74
11/30/10              11,328.00               11,326.87              11,567.71
12/31/10              11,031.00               11,065.45              11,343.54
01/31/11              10,860.00               10,927.32              11,259.98
02/28/11              11,060.00               11,103.56              11,439.23
03/31/11              11,016.00               11,062.29              11,401.12
04/30/11              11,227.00               11,247.48              11,605.29
05/31/11              11,500.00               11,487.69              11,803.61
06/30/11              11,592.00               11,565.79              11,844.79
07/31/11              11,748.00               11,688.38              11,965.67
08/31/11              11,886.00               11,845.42              12,170.38
09/30/11              12,129.00               12,023.49              12,296.19
10/31/11              12,096.00               11,986.12              12,250.48
11/30/11              12,159.00               12,035.39              12,322.84
12/31/11              12,409.00               12,277.83              12,557.27
01/31/12              12,808.00               12,663.02              12,847.68
02/29/12              12,853.00               12,700.86              12,860.34
03/31/12              12,813.00               12,641.41              12,776.78
04/30/12              12,961.00               12,804.63              12,924.18
05/31/12              13,109.00               12,940.01              13,031.47
06/30/12              13,125.00               12,934.64              13,017.47
07/31/12              13,330.00               13,181.92              13,223.78
08/31/12              13,387.00               13,217.61              13,238.84
09/30/12              13,465.00               13,307.24              13,318.81
10/31/12              13,546.00               13,371.27              13,356.39
11/30/12              13,798.00               13,648.27              13,576.43
12/31/12              13,625.00               13,445.31              13,408.63
01/31/13              13,734.00               13,534.83              13,464.48
02/28/13              13,778.00               13,576.60              13,505.26
03/31/13              13,723.00               13,502.43              13,447.02
04/30/13              13,885.00               13,663.86              13,594.42
05/31/13              13,743.00               13,492.24              13,428.36
06/30/13              13,228.00               12,992.80              13,048.13
07/31/13              13,076.00               12,821.07              12,934.04
08/31/13              12,846.00               12,590.58              12,749.46
09/30/13              13,191.00               12,891.67              13,023.87
10/31/13              13,288.00               12,992.61              13,126.76
11/30/13              13,257.00               12,959.72              13,099.70
12/31/13              13,245.00               12,928.49              13,066.25
01/31/14              13,621.00               13,229.66              13,320.81
02/28/14              13,781.00               13,407.90              13,477.00
03/31/14              13,836.00               13,458.45              13,499.66
04/30/14              14,031.00               13,641.23              13,661.86
05/31/14              14,197.00               13,856.42              13,837.78
06/30/14              14,225.00               13,853.98              13,849.77
07/31/14              14,256.00               13,879.90              13,874.16
08/31/14              14,358.00               14,060.21              14,042.22
09/30/14              14,413.00               14,119.49              14,056.48
10/31/14              14,521.00               14,214.92              14,152.84
11/30/14              14,537.00               14,236.51              14,177.36
12/31/14              14,641.00               14,340.38              14,248.80
01/31/15              14,892.00               14,599.81              14,501.35
02/28/15              14,750.00               14,451.24              14,351.82
03/31/15              14,777.00               14,501.41              14,393.27
04/30/15              14,709.00               14,423.03              14,317.70
05/31/15              14,686.00               14,379.47              14,278.12
06/30/15              14,673.00               14,347.92              14,265.19
07/31/15              14,794.00               14,440.92              14,368.48
08/31/15              14,822.00               14,473.39              14,396.73
09/30/15              14,897.00               14,568.58              14,500.95
10/31/15              14,946.00               14,640.35              14,558.66
11/30/15              15,018.00               14,714.72              14,616.50
12/31/15              15,130.00               14,831.18              14,719.26
01/31/16              15,254.00               14,967.39              14,894.91
02/29/16              15,273.00               14,976.07              14,918.24
03/31/16              15,359.00               15,060.33              14,965.55
04/30/16              15,470.00               15,174.08              15,075.63
05/31/16              15,544.00               15,244.97              15,116.42
06/30/16              15,765.00               15,498.55              15,356.84
07/31/16              15,760.00               15,500.79              15,366.17
08/31/16              15,799.00               15,543.37              15,386.96
09/30/16              15,752.00               15,479.36              15,310.20
10/31/16              15,615.00               15,332.52              15,149.47
11/30/16              15,091.00               14,771.62              14,584.52
12/31/16              15,226.00               14,885.25              14,755.77
01/31/17              15,285.00               14,955.78              14,853.06
02/28/17              15,371.00               15,061.75              14,956.22
03/31/17              15,425.00               15,119.29              14,988.61
04/30/17              15,509.00               15,223.11              15,097.36
05/31/17              15,726.00               15,447.14              15,336.99
06/30/17              15,736.00               15,418.96              15,281.94
07/31/17              15,808.00               15,522.21              15,405.62
08/31/17              15,918.00               15,651.81              15,522.90
09/30/17              15,911.00               15,606.98              15,444.00
10/31/17              15,935.00               15,626.52              15,481.59
11/30/17              15,949.00               15,590.68              15,398.69
12/31/17              16,109.00               15,749.43              15,559.69
01/31/18              15,953.00               15,602.03              15,376.57
02/28/18              15,906.00               15,543.70              15,330.59
03/31/18              15,994.00               15,612.82              15,387.10

                                   [END CHART]

                       Data from 3/31/08 through 3/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the following benchmarks:

o The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category.

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                      USAA TAX EXEMPT           LIPPER GENERAL &
                      LONG-TERM FUND           INSURED MUNICIPAL
                          SHARES               DEBT FUNDS AVERAGE
03/31/09                   5.72%                     4.44%
03/31/10                   5.07%                     4.04%
03/31/11                   5.07%                     4.13%
03/31/12                   4.36%                     3.68%
03/31/13                   3.87%                     3.16%
03/31/14                   4.14%                     3.32%
03/31/15                   4.15%                     3.12%
03/31/16                   4.21%                     3.05%
03/31/17                   4.07%                     2.93%
03/31/18                   3.91%                     2.93%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/09 to 3/31/18.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

8  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

USAA TAX EXEMPT LONG-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTELX)

--------------------------------------------------------------------------------
                                           3/31/18                3/31/17
--------------------------------------------------------------------------------
Net Assets                              $8.6 Million           $11.0 Million
Net Asset Value Per Share                  $13.20                 $13.23

LAST 12 MONTHS
Tax-Exempt Dividends Per Share             $0.482                 $0.493

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                     5 YEARS                 SINCE INCEPTION 8/01/10
    3.44%                       2.78%                           4.20%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 3/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED           2.26%                    SUBSIDIZED           2.43%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/17**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT      0.87%              AFTER REIMBURSEMENT      0.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.70% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after July 31, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 0.70%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective August 1, 2017, the Manager's expense limitation changed from 0.80% to 0.70% of the Adviser Shares' average net assets.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.43% on 3/31/18 and assuming marginal
federal tax rates of:                    24.00%    35.80%*    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:      3.20%     3.79%      3.97%      4.10%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

10  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   LIPPER GENERAL &       USAA TAX EXEMPT           BLOOMBERG
                   INSURED MUNICIPAL      LONG-TERM FUND        BARCLAYS MUNICIPAL
                   DEBT FUNDS INDEX       ADVISER SHARES            BOND INDEX
07/31/10             $10,000.00              $10,000.00              $10,000.00
08/31/10              10,255.42               10,257.04               10,228.95
09/30/10              10,263.87               10,277.14               10,212.97
10/31/10              10,242.26               10,250.63               10,184.68
11/30/10               9,959.42                9,937.52                9,981.03
12/31/10               9,729.56                9,674.00                9,787.61
01/31/11               9,608.10                9,520.42                9,715.50
02/28/11               9,763.07                9,692.41                9,870.17
03/31/11               9,726.78                9,651.06                9,837.28
04/30/11               9,889.61                9,825.30               10,013.45
05/31/11              10,100.83               10,068.87               10,184.57
06/30/11              10,169.49               10,146.23               10,220.10
07/31/11              10,277.29               10,279.94               10,324.40
08/31/11              10,415.37               10,397.24               10,501.03
09/30/11              10,571.94               10,606.89               10,609.58
10/31/11              10,539.08               10,575.95               10,570.14
11/30/11              10,582.40               10,628.49               10,632.58
12/31/11              10,795.57               10,844.06               10,834.86
01/31/12              11,134.26               11,181.59               11,085.43
02/29/12              11,167.53               11,226.23               11,096.35
03/31/12              11,115.26               11,189.08               11,024.25
04/30/12              11,258.77               11,314.94               11,151.44
05/31/12              11,377.81               11,441.29               11,244.01
06/30/12              11,373.09               11,443.58               11,231.93
07/31/12              11,590.52               11,628.25               11,409.94
08/31/12              11,621.90               11,674.32               11,422.94
09/30/12              11,700.70               11,739.01               11,491.93
10/31/12              11,757.01               11,798.62               11,524.36
11/30/12              12,000.56               12,022.84               11,714.22
12/31/12              11,822.11               11,868.10               11,569.44
01/31/13              11,900.82               11,952.59               11,617.62
02/28/13              11,937.54               11,996.17               11,652.81
03/31/13              11,872.33               11,944.95               11,602.56
04/30/13              12,014.28               12,082.77               11,729.74
05/31/13              11,863.37               11,953.94               11,586.46
06/30/13              11,424.23               11,496.85               11,258.38
07/31/13              11,273.23               11,361.16               11,159.95
08/31/13              11,070.57               11,155.44               11,000.68
09/30/13              11,335.31               11,454.79               11,237.45
10/31/13              11,424.06               11,536.87               11,326.23
11/30/13              11,395.14               11,506.92               11,302.88
12/31/13              11,367.68               11,493.04               11,274.02
01/31/14              11,632.49               11,813.88               11,493.66
02/28/14              11,789.21               11,950.53               11,628.43
03/31/14              11,833.67               11,998.07               11,647.98
04/30/14              11,994.38               12,155.13               11,787.93
05/31/14              12,183.59               12,303.46               11,939.72
06/30/14              12,181.44               12,317.71               11,950.07
07/31/14              12,204.23               12,349.97               11,971.12
08/31/14              12,362.77               12,426.09               12,116.12
09/30/14              12,414.90               12,472.82               12,128.43
10/31/14              12,498.81               12,560.55               12,211.57
11/30/14              12,517.79               12,583.06               12,232.73
12/31/14              12,609.13               12,669.17               12,294.37
01/31/15              12,837.23               12,874.70               12,512.28
02/28/15              12,706.60               12,748.80               12,383.26
03/31/15              12,750.71               12,770.41               12,419.02
04/30/15              12,681.79               12,709.42               12,353.82
05/31/15              12,643.50               12,686.06               12,319.66
06/30/15              12,615.75               12,672.22               12,308.51
07/31/15              12,697.53               12,780.35               12,397.63
08/31/15              12,726.07               12,794.80               12,422.01
09/30/15              12,809.77               12,856.90               12,511.93
10/31/15              12,872.88               12,903.77               12,561.73
11/30/15              12,938.26               12,955.00               12,611.63
12/31/15              13,040.67               13,044.37               12,700.29
01/31/16              13,160.43               13,153.07               12,851.86
02/29/16              13,168.07               13,166.11               12,871.98
03/31/16              13,242.15               13,236.40               12,912.80
04/30/16              13,342.17               13,338.00               13,007.79
05/31/16              13,404.50               13,388.00               13,042.97
06/30/16              13,627.47               13,576.00               13,250.42
07/31/16              13,629.44               13,577.00               13,258.47
08/31/16              13,666.87               13,597.00               13,276.41
09/30/16              13,610.59               13,553.00               13,210.17
10/31/16              13,481.48               13,430.00               13,071.49
11/30/16              12,988.30               12,976.00               12,584.03
12/31/16              13,088.21               13,098.00               12,731.80
01/31/17              13,150.22               13,146.00               12,815.74
02/28/17              13,243.40               13,216.00               12,904.75
03/31/17              13,293.99               13,248.00               12,932.69
04/30/17              13,385.28               13,318.00               13,026.53
05/31/17              13,582.27               13,510.00               13,233.29
06/30/17              13,557.49               13,504.00               13,185.80
07/31/17              13,648.27               13,563.00               13,292.51
08/31/17              13,762.22               13,664.00               13,393.71
09/30/17              13,722.81               13,646.00               13,325.63
10/31/17              13,739.99               13,675.00               13,358.06
11/30/17              13,708.47               13,674.00               13,286.53
12/31/17              13,848.06               13,809.00               13,425.44
01/31/18              13,718.46               13,683.00               13,267.44
02/28/18              13,667.16               13,630.00               13,227.77
03/31/18              13,727.94               13,703.00               13,276.53

                                   [END CHART]

                       Data from 7/31/10 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Adviser Shares to the benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Lipper General & Insured Municipal Debt Funds Index and the Bloomberg Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                           USAA TAX EXEMPT               LIPPER GENERAL &
                            LONG-TERM FUND              INSURED MUNICIPAL
                            ADVISER SHARES              DEBT FUNDS AVERAGE
03/31/12                        4.04%                         3.68%
03/31/13                        3.55%                         3.16%
03/31/14                        3.84%                         3.32%
03/31/15                        3.88%                         3.12%
03/31/16                        3.93%                         3.05%
03/31/17                        3.73%                         2.93%
03/31/18                        3.65%                         2.93%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/18.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                           o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

Hospital ...............................................................  12.4%
Education ..............................................................  10.7%
Escrowed Bonds .........................................................  10.7%
Special Assessment/Tax/Fee .............................................   9.5%
General Obligation .....................................................   8.9%
Electric Utilities .....................................................   6.6%
Toll Road  .............................................................   5.8%
Nursing/CCRC ...........................................................   5.5%
Airport/Port ...........................................................   4.7%
Oil & Gas Refining & Marketing .........................................   4.5%

Refer to the Portfolio of Investments for the complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         2.5%
AA                                                                         30.6%
A                                                                          35.0%
BBB                                                                        20.7%
UNRATED                                                                     6.2%
BELOW INVESTMENT-GRADE                                                      5.0%

                                 [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for the complete list of securities.

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                   TAX-EXEMPT
                                  INCOME(1,2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT LONG-TERM FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Long-Term Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since 2002.

San Antonio, Texas
May 22, 2018

================================================================================

16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (99.8%)

              ALABAMA (1.5%)
$ 4,245       Chatom IDB (INS - Assured Guaranty Municipal Corp.)         5.00%        8/01/2037    $    4,494
  4,500       Homewood Educational Building Auth.                         5.00        12/01/2047         4,980
 11,500       Lower Alabama Gas District                                  5.00         9/01/2046        14,068
  1,750       Montgomery Medical Clinic Board                             5.00         3/01/2036         1,892
  7,000       Port Auth. (PRE)                                            6.00        10/01/2035         7,723
  2,000       Selma IDB                                                   5.80         5/01/2034         2,162
                                                                                                    ----------
                                                                                                        35,319
                                                                                                    ----------
              ARIZONA (3.2%)
  5,000       Apache County IDA                                           4.50         3/01/2030         5,380
  5,000       City of Goodyear                                            5.62         7/01/2039         5,400
  6,000       Health Facilities Auth.                                     5.00         2/01/2042         6,346
  5,000       Health Facilities Auth. (MUNIPSA + 1.85%)
                (Put Date 2/1/2023)(a)                                    3.43(b)      2/01/2048         5,189
  1,725       IDA                                                         5.00         7/01/2052         1,908
  1,600       Maricopa County IDA                                         5.00         7/01/2047         1,670
  7,000       Maricopa County Pollution Control Corp.                     5.00         6/01/2035         7,399
  1,000       Phoenix Civic Improvement Corp. (INS -
                National Public Finance Guarantee Corp.)                  5.50         7/01/2029         1,246
  1,500       Phoenix Civic Improvement Corp. (INS -
                National Public Finance Guarantee Corp.)                  5.50         7/01/2030         1,887
  6,000       Phoenix IDA(c)                                              5.00         7/01/2044         6,379
  1,200       Phoenix IDA                                                 5.00         7/01/2041         1,289
  3,000       Pima County IDA                                             5.25        10/01/2040         3,221
  2,685       Pima County IDA                                             4.50         6/01/2030         2,901
  3,000       Pima County IDA                                             4.00         9/01/2029         3,161
  2,000       Pima County IDA(c)                                          5.00         6/15/2052         1,981
 10,000       Pinal County Electrical District No. 3                      4.00         7/01/2041        10,333
  2,000       Yavapai County IDA (PRE)                                    5.62         8/01/2033         2,026
  7,500       Yavapai County IDA (PRE)                                    5.63         8/01/2037         7,598
                                                                                                    ----------
                                                                                                        75,314
                                                                                                    ----------
              ARKANSAS (0.2%)
  1,000       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)            4.97(d)      7/01/2028          724
  1,165       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)            4.98(d)      7/01/2029          808

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 1,150       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)            4.99%(d)     7/01/2030    $      763
  2,500       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)            5.03(d)      7/01/2036         1,199
                                                                                                    ----------
                                                                                                         3,494
                                                                                                    ----------
              CALIFORNIA (7.9%)
  1,000       Cerritos CCD                                                5.63(d)      8/01/2031           641
  2,500       Cerritos CCD                                                5.67(d)      8/01/2032         1,536
  2,175       Cerritos CCD                                                5.71(d)      8/01/2033         1,278
  1,000       Cerritos CCD                                                5.76(d)      8/01/2034           562
  1,500       Cerritos CCD                                                5.82(d)      8/01/2035           807
  2,200       Cerritos CCD                                                5.88(d)      8/01/2036         1,134
  8,500       Coachella Valley Unified School District
                (INS - Assured Guaranty Municipal Corp.)                  5.95(d)      8/01/2041         3,351
  6,700       Corona-Norco Unified School District
                (PRE) (INS - Assured Guaranty Municipal Corp.)            5.50         8/01/2039         7,050
  3,000       El Camino CCD                                               5.08(d)      8/01/2034         1,722
  3,000       El Camino CCD                                               5.24(d)      8/01/2038         1,378
 10,000       El Monte Union HSD (INS - Assured
                Guaranty Municipal Corp.)                                 5.75(d)      6/01/2042         3,695
  2,500       Escondido Union HSD (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         6/01/2037         2,641
  2,410       Golden State Tobacco Securitization
                Corp. (INS - Assured Guaranty Municipal Corp.)            4.55         6/01/2022         2,422
  5,000       Golden State Tobacco Securitization
                Corp. (INS - AMBAC Assurance Corp.)                       4.60         6/01/2023         5,026
  2,000       Golden State Tobacco Securitization Corp.                   5.00         6/01/2030         2,234
  1,000       Health Facilities Financing Auth.                           5.00        11/15/2056         1,135
  5,000       Indio Redevelopment Agency                                  5.25         8/15/2035         5,051
 17,025       Inland Empire Tobacco Securitization Auth.                  5.75         6/01/2026        17,675
  2,000       Jurupa Public Finance Auth. (INS -
                Assured Guaranty Municipal Corp.)                         5.00         9/01/2033         2,124
  1,200       Los Alamitos Unified School District,
                5.95%, 8/01/2024                                          5.95(e)      8/01/2034         1,100
  4,500       Los Alamitos Unified School District,
                6.05%, 8/01/2024                                          6.05(e)      8/01/2042         4,071
  3,000       Monterey Peninsula Unified School District
                (PRE) (INS - Assured Guaranty Municipal Corp.)            5.50         8/01/2034         3,367
  1,860       Paramount Unified School District                           6.82(d)      8/01/2034         1,009
  2,000       Paramount Unified School District                           6.86(d)      8/01/2035         1,033
  2,750       Paramount Unified School District                           6.90(d)      8/01/2037         1,289
  2,750       Paramount Unified School District                           6.88(d)      8/01/2036         1,352
  5,920       Pollution Control Financing Auth.                           5.00        11/21/2045         6,018
  4,940       Pollution Control Financing Auth.(c)                        5.00         7/01/2037         4,971
  1,110       Public Works Board (PRE)                                    5.00        10/01/2031         1,233
  2,000       Public Works Board (PRE)                                    5.00        10/01/2030         2,222

================================================================================

18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 2,000       Public Works Board                                          5.00%       12/01/2031    $    2,190
  2,500       Public Works Board                                          5.00        12/01/2029         2,744
  2,950       Public Works Board                                          5.00         6/01/2031         3,310
  3,500       Public Works Board                                          5.00        10/01/2039         3,910
  2,000       Sacramento City Schools Joint Powers Financing
                Auth. (INS - Build America Mutual Assurance Co.)          5.00         3/01/2040         2,180
  2,560       Sacramento City Schools Joint Powers Financing
                Auth. (INS - Build America Mutual Assurance Co.)          5.00         3/01/2036         2,799
  2,500       San Diego Public Facilities Financing Auth.                 5.00        10/15/2044         2,813
  3,000       San Marcos Schools Financing Auth.
                (PRE) (INS - Assured Guaranty Municipal Corp.)            5.00         8/15/2040         3,233
 13,605       San Ysidro School District (INS - Assured
                Guaranty Municipal Corp.)                                 5.58(d)      8/01/2036         6,631
 14,285       San Ysidro School District (INS - Assured
                Guaranty Municipal Corp.)                                 5.64(d)      8/01/2037         6,644
 15,000       Santa Ana Unified School District (INS -
                Assured Guaranty Municipal Corp.)                         6.20(d)      4/01/2029        10,164
  5,000       Southern California Public Power Auth.                      5.00         7/01/2040         5,327
    300       State                                                       4.50         8/01/2030           301
  5,000       State                                                       5.75         4/01/2031         5,207
  6,750       State                                                       5.00         2/01/2038         7,445
  8,000       State                                                       5.25         4/01/2035         8,954
  5,000       State                                                       5.00        10/01/2047         5,691
  8,885       Stockton Unified School District (INS -
                Assured Guaranty Municipal Corp.)                         7.33(d)      8/01/2034         4,891
  2,500       Victor Elementary School District (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.12         8/01/2034         2,617
  5,180       Washington Township Health Care Dist.                       5.25         7/01/2030         5,489
  5,000       Washington Township Health Care Dist.                       5.50         7/01/2038         5,307
                                                                                                    ----------
                                                                                                       186,974
                                                                                                    ----------
              COLORADO (1.7%)
 10,000       E-470 Public Highway Auth. (INS -
                National Public Finance Guarantee Corp.)                  5.06(d)      9/01/2035         4,728
  2,000       E-470 Public Highway Auth.                                  5.37         9/01/2026         2,152
  2,500       Educational & Cultural Facilities Auth.                     5.25         4/01/2043         2,741
    750       Educational & Cultural Facilities Auth.(f)                  5.00         4/01/2053           822
  6,000       Health Facilities Auth.                                     5.00         6/01/2045         6,432
  5,000       Health Facilities Auth.                                     5.00        12/01/2042         5,227
  1,250       Health Facilities Auth.                                     5.00         6/01/2047         1,359
  1,000       Park Creek Metropolitan District                            5.00        12/01/2045         1,108
  2,500       Park Creek Metropolitan District                            5.00        12/01/2046         2,768
  2,000       Park Creek Metropolitan District                            5.00        12/01/2051         2,196
  4,000       Rampart Range Metropolitan District No. 1
                (INS - Assured Guaranty Municipal Corp.)                  5.00        12/01/2047         4,544

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 5,000       Regional Transportation District                            5.00%        6/01/2044    $    5,459
  1,000       Southlands Metropolitan District No. 1                      5.00        12/01/2047         1,067
                                                                                                    ----------
                                                                                                        40,603
                                                                                                    ----------
              CONNECTICUT (0.4%)
  2,000       Health and Educational Facilities Auth. (PRE)               5.00         7/01/2035         2,143
 56,093       Mashantucket (Western) Pequot Tribe(g),(h)                  6.05(i)      7/01/2031         1,753
  5,500       State(f)                                                    5.00         4/15/2038         6,050
                                                                                                    ----------
                                                                                                         9,946
                                                                                                    ----------
              DELAWARE (0.2%)
  4,000       EDA                                                         5.40         2/01/2031         4,278
                                                                                                    ----------
              DISTRICT OF COLUMBIA (2.2%)
  1,305       District of Columbia                                        5.00         7/01/2036         1,420
  1,700       District of Columbia (PRE)                                  6.00         7/01/2043         2,021
  1,450       District of Columbia (PRE)                                  6.00         7/01/2048         1,724
  1,500       District of Columbia                                        5.00         7/01/2042         1,628
  7,500       Metropolitan Washington Airports Auth.                      5.13        10/01/2034         7,625
 10,000       Metropolitan Washington Airports Auth.                      5.62        10/01/2039        10,199
  5,000       Metropolitan Washington Airports Auth.                      5.00        10/01/2039         5,339
 10,000       Metropolitan Washington Airports Auth.
                Dulles Toll Road Revenue                                  5.00        10/01/2053        10,658
 10,000       Washington Convention and Sports Auth.                      5.00        10/01/2040        10,606
                                                                                                    ----------
                                                                                                        51,220
                                                                                                    ----------
              FLORIDA (8.6%)
  7,000       Atlantic Beach Health Care Facilities Auth.                 5.62        11/15/2043         7,767
  2,000       Brevard County Health Facilities Auth. (PRE)                7.00         4/01/2039         2,104
    350       Broward County School Board (PRE) (INS -
                Assured Guaranty Corp.)                                   5.25         7/01/2027           365
  1,500       Broward County Water & Sewer (PRE)                          5.25        10/01/2034         1,528
  2,000       City of Clearwater (PRE)                                    5.25        12/01/2039         2,117
  3,950       City of Gainesville                                         5.25        10/01/2034         4,260
  2,270       City of Jacksonville                                        5.00        10/01/2029         2,506
 13,125       City of Miami (INS - Assured Guaranty
                Municipal Corp.)                                          5.25         7/01/2035        13,996
  4,000       City of Miami (INS - Assured Guaranty
                Municipal Corp.)                                          5.25         7/01/2039         4,263
  2,000       City of Miami Beach                                         5.00         9/01/2040         2,122
  1,500       City of Miami Beach (INS - Assured Guaranty Corp.)          5.00        10/01/2034         1,561
  5,675       Department of Children and Family Services                  5.00        10/01/2025         5,689
  1,400       Escambia County (Put Date 4/2/2018)(j)                      1.80         4/01/2039         1,400
  1,500       Escambia County                                             6.25        11/01/2033         1,604
  1,000       Escambia County Housing Finance Auth.
                (PRE) (INS - Assured Guaranty Municipal Corp.)            5.75         6/01/2031         1,047

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20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 3,000       Halifax Hospital Medical Center                             5.00%        6/01/2046    $    3,230
    600       Higher Educational Facilities Financial Auth.               5.00         4/01/2032           652
  1,500       Higher Educational Facilities Financial Auth.               5.25         4/01/2042         1,644
    500       Lakeland Educational Facility                               5.00         9/01/2037           531
  1,000       Lakeland Educational Facility                               5.00         9/01/2042         1,056
  4,000       Lee County IDA                                              5.75        10/01/2042         4,302
  5,000       Lee County IDA                                              5.50        10/01/2047         5,389
    525       Miami-Dade County Aviation (PRE)                            5.00        10/01/2029           566
  6,350       Miami-Dade County Aviation                                  5.00        10/01/2029         6,794
 23,205       Miami-Dade County Aviation                                  5.38        10/01/2035        25,054
  5,000       Miami-Dade County Expressway Auth.                          5.00         7/01/2040         5,288
  5,000       Miami-Dade County Expressway Auth.                          5.00         7/01/2039         5,571
  2,000       Miami-Dade County Health Facilities Auth.                   4.00         8/01/2047         2,014
  1,750       Miami-Dade County Rickenbacker Causeway                     5.00        10/01/2043         1,957
  5,000       Miami-Dade County School Board (PRE)
                (INS - Assured Guaranty Corp.)                            5.00         5/01/2033         5,014
  5,000       Miami-Dade County School Board (PRE)
                (INS - Assured Guaranty Corp.)                            5.25         2/01/2027         5,152
  3,950       Miami-Dade County Water & Sewer System (PRE)                5.00        10/01/2034         4,262
  2,500       Municipal Loan Council (INS - Assured
                Guaranty Municipal Corp.)                                 5.25        10/01/2033         2,741
  3,000       Orange County Health Facilities Auth. (PRE)                 5.25        10/01/2035         3,054
  1,500       Orange County Health Facilities Auth.                       4.00        10/01/2045         1,510
 10,000       Orange County School Board (PRE) (INS -
                Assured Guaranty Corp.)                                   5.50         8/01/2034        10,509
  2,000       Orlando-Orange County Expressway Auth. (PRE)                5.00         7/01/2035         2,139
  4,745       Orlando-Orange County Expressway Auth. (PRE)                5.00         7/01/2035         5,085
  1,255       Orlando-Orange County Expressway Auth. (PRE)                5.00         7/01/2035         1,345
  5,000       Palm Beach County Health Facilities Auth.                   5.00         5/15/2041         5,485
    155       Palm Beach County Solid Waste Auth. (PRE)                   5.00        10/01/2031           171
  9,845       Palm Beach County Solid Waste Auth.                         5.00        10/01/2031        10,809
  3,650       Pinellas County Educational Facilities Auth.                6.00        10/01/2041         3,954
  1,000       Pinellas County Educational Facilities Auth.                5.00        10/01/2027         1,053
  1,000       Pinellas County Educational Facilities Auth.                5.25        10/01/2030         1,054
  4,000       Putnam County Dev. Auth. (INS - AMBAC
                Assurance Corp.) (Put Date 5/1/2018)(a)                   5.35         3/15/2042         4,011
  1,000       Sarasota County Public Hospital District                    5.62         7/01/2039         1,043
  5,650       St. Lucie County (Put Date 4/2/2018)(j)                     1.74         9/01/2028         5,650
  3,000       St. Petersburg Health Facilities Auth. (PRE)                6.50        11/15/2039         3,222
  2,200       Tampa Housing Auth.                                         4.85         7/01/2036         2,214
  3,050       Tampa-Hillsborough County Expressway Auth. (PRE)            5.00         7/01/2042         3,414
  2,350       Volusia County Educational Facilities Auth.
                (PRE) (INS - Assured Guaranty Municipal Corp.)            5.00        10/15/2029         2,600

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 2,000       Volusia County Educational Facility Auth.                   5.00%       10/15/2045    $    2,208
                                                                                                    ----------
                                                                                                       204,076
                                                                                                    ----------
              GEORGIA (2.4%)
  1,000       Appling County Dev. Auth. (Put Date 4/2/2018)(j)            1.84         9/01/2041         1,000
  3,600       Burke County Dev. Auth. (Put Date 4/2/2018)(j)              1.83         7/01/2049         3,600
 14,800       Burke County Dev. Auth. (Put Date 4/2/2018)(j)              1.84        10/01/2032        14,800
  3,500       City of Atlanta Department of Aviation                      5.00         1/01/2035         3,684
  4,000       Dahlonega Downtown Dev. Auth. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.00         7/01/2040         4,287
 10,080       Floyd County Dev. Auth. (Put Date 4/2/2018)(j)              1.84         9/01/2026        10,080
  3,600       Glynn-Brunswick Memorial Hospital Auth. (PRE)               5.62         8/01/2034         3,647
    400       Glynn-Brunswick Memorial Hospital Auth.                     5.63         8/01/2034           405
  1,500       Glynn-Brunswick Memorial Hospital Auth.                     5.00         8/01/2047         1,645
  3,300       Heard County Dev. Auth. (Put Date 4/2/2018)(j)              1.86         9/01/2026         3,300
  7,050       Monroe County Dev. Auth. (Put Date 4/2/2018)(j)             1.84        11/01/2048         7,050
  1,600       Private Colleges and Universities Auth.                     5.00        10/01/2032         1,683
  1,250       Thomasville Hospital Auth. (PRE)                            5.38        11/01/2040         1,362
  1,000       Thomasville Hospital Auth. (PRE)                            5.25        11/01/2035         1,086
                                                                                                    ----------
                                                                                                        57,629
                                                                                                    ----------
              HAWAII (0.3%)
  6,000       Department of Budget and Finance                            6.50         7/01/2039         6,323
                                                                                                    ----------
              IDAHO (0.1%)
  1,500       Health Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         7/01/2035         1,581
                                                                                                    ----------
              ILLINOIS (17.3%)
  1,530       Bureau County Township HSD No. 502
                (INS - Build America Mutual Assurance Co.)                5.00        12/01/2037         1,731
  1,555       Bureau County Township HSD No. 502
                (INS - Build America Mutual Assurance Co.)                5.00        12/01/2038         1,757
  1,400       Bureau County Township HSD No. 502
                (INS - Build America Mutual Assurance Co.)                5.00        12/01/2039         1,578
  5,000       Chicago Board of Education (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/6/2018)(c),(j)                                1.91        12/01/2039         5,000
 10,000       Chicago Board of Education (INS - Assured
                Guaranty Municipal Corp.) (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/6/2018)(c),(j)                                1.91        12/01/2039        10,000
 17,740       Chicago Board of Education (LIQ - Barclays
                Bank plc) (LOC - Barclays Bank plc)
                (Put Date 4/6/2018)(c),(j),(k)                            1.76         4/01/2046        17,740

================================================================================

22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 5,000       Chicago Board of Education                                  5.00%       12/01/2036    $    4,964
  6,000       Chicago Midway International Airport                        5.00         1/01/2046         6,722
  5,000       Chicago O'Hare International Airport                        5.00         1/01/2041         5,617
  3,000       Chicago Park District                                       5.00         1/01/2040         3,250
  4,000       Chicago Water                                               5.00         1/01/2044         4,250
  3,000       Chicago Water                                               5.00         1/01/2039         3,221
  3,000       Chicago Water                                               5.00         1/01/2047         3,247
  3,000       Chicago Water                                               5.00        11/01/2044         3,235
  4,200       Chicago-O'Hare International Airport (PRE)                  5.75         1/01/2039         4,641
    800       Chicago-O'Hare International Airport                        5.75         1/01/2039           875
  5,000       Chicago-O'Hare International Airport                        5.75         1/01/2043         5,651
  3,946       City of Chicago                                             6.75        12/01/2032         3,966
  3,000       City of Springfield (INS - Assured Guaranty
                Municipal Corp.)                                          5.00         3/01/2040         3,278
  7,750       Cook County                                                 5.00        11/15/2038         8,841
  9,500       Cook County CCD No. 508 (INS - Build America
                Mutual Assurance Co.)                                     5.00        12/01/2047        10,326
  2,000       Finance Auth.                                               5.00         8/15/2044         2,128
  2,000       Finance Auth.                                               5.00         4/01/2026         2,000
  4,500       Finance Auth.                                               5.00         4/01/2031         4,487
  7,000       Finance Auth.                                               5.00         4/01/2036         6,814
  8,000       Finance Auth. (PRE)                                         6.00        10/01/2032         8,953
  7,065       Finance Auth.                                               5.50         4/01/2032         6,857
  5,000       Finance Auth. (PRE)                                         5.50         8/15/2028         5,073
 20,000       Finance Auth. (PRE)                                         5.37         8/15/2039        20,284
  2,500       Finance Auth. (PRE) (INS - National
                Public Finance Guarantee Corp.)                           5.75        11/01/2028         2,560
  5,000       Finance Auth. (PRE)                                         7.25        11/01/2030         5,160
  6,000       Finance Auth.                                               4.00         2/01/2033         6,181
 14,000       Finance Auth.                                               3.90         3/01/2030        14,470
  5,000       Finance Auth. (PRE)                                         5.75        10/01/2035         5,102
  1,205       Finance Auth.                                               5.25        10/01/2039         1,240
    700       Finance Auth.                                               5.00         5/15/2037           756
  1,155       Finance Auth.                                               5.00         5/15/2047         1,231
  5,000       Finance Auth.                                               6.00         7/01/2043         5,579
  4,500       Finance Auth.                                               4.00        12/01/2046         4,402
  5,000       Finance Auth.                                               4.00         7/01/2038         4,993
 11,000       Finance Auth.                                               4.00         2/15/2041        11,073
  2,000       Finance Auth.                                               4.00         3/01/2038         2,063
 12,395       Finance Auth.                                               4.00        10/01/2040        12,673
    750       Finance Auth.                                               5.00         8/01/2042           813
    750       Finance Auth.                                               5.00         8/01/2047           807
  2,000       Finance Auth.                                               5.00        12/01/2047         2,078

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                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 1,000       Finance Auth.                                               5.00%        2/15/2047    $    1,068
    500       Finance Auth.                                               5.00         2/15/2050           532
 10,000       Metropolitan Pier & Exposition Auth.
                (LIQ - Deutsche Bank A.G.) (LOC - Deutsche
                Bank A.G.) (Put Date 4/6/2018)(c),(j)                     1.91         6/15/2050        10,000
    660       Metropolitan Pier and Exposition Auth.
                (INS - National Public Finance Guarantee Corp.)           5.50         6/15/2020          668
  1,045       Metropolitan Pier and Exposition Auth.
                (INS - National Public Finance Guarantee Corp.)           5.55         6/15/2021         1,058
  9,000       Northern Illinois Municipal Power Agency                    4.00        12/01/2041         9,105
 10,000       Railsplitter Tobacco Settlement Auth. (PRE)                 5.50         6/01/2023        11,102
 23,980       Regional Transportation Auth. (INS -
                Assured Guaranty Municipal Corp.)                         5.75         6/01/2020        25,893
 37,550       Regional Transportation Auth. (INS -
                National Public Finance Guarantee Corp.)                  6.50         7/01/2030        48,687
  2,000       Sangamon County Water Reclamation District                  5.75         1/01/2053         2,272
 12,630       State (LIQ - Deutsche Bank A.G.) (LOC -
                Deutsche Bank A.G.) (Put Date 4/6/2018)(c),(j)            1.83         7/01/2031        12,630
 16,500       State (LIQ - Deutsche Bank A.G.) (LOC -
                Deutsche Bank A.G.) (Put Date 4/6/2018)(c),(j)            1.83         3/01/2033        16,500
  1,000       State (INS - Assured Guaranty Municipal Corp.)              4.00         2/01/2031         1,036
  1,000       State (INS - Assured Guaranty Municipal Corp.)              4.00         2/01/2032         1,032
  8,000       State (INS - Assured Guaranty Municipal Corp.)              5.00         4/01/2029         8,656
  1,000       Univ. of Illinois                                           5.13         4/01/2036         1,059
 10,000       Village of Rosemont (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        12/01/2046        10,932
                                                                                                    ----------
                                                                                                       409,897
                                                                                                    ----------
              INDIANA (1.7%)
  5,540       Evansville Redevelopment Auth. (INS -
                Build America Mutual Assurance Co.)                       4.00         2/01/2038         5,761
  3,605       Evansville Redevelopment Auth. (INS -
                Build America Mutual Assurance Co.)                       4.00         2/01/2039         3,744
  5,000       Finance Auth.                                               5.00         6/01/2039         5,069
  4,000       Finance Auth.                                               5.00        10/01/2044         4,194
  5,000       Finance Auth.                                               5.50         4/01/2046         5,445
  1,495       Finance Auth.                                               5.00         2/01/2040         1,633
  1,175       Local Public Improvement Bond Bank
                (PRE) (INS - Assured Guaranty Corp.)                      5.50         1/01/2038         1,209
  4,825       Local Public Improvement Bond Bank
                (INS - Assured Guaranty Corp.)                            5.50         1/01/2038         4,957
  7,000       Richmond Hospital Auth.                                     5.00         1/01/2039         7,656
                                                                                                    ----------
                                                                                                        39,668
                                                                                                    ----------

================================================================================

24  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              IOWA (0.3%)
$ 6,235       Finance Auth.                                               5.00%        5/15/2041    $    6,840
                                                                                                    ----------
              KANSAS (0.2%)
  2,500       City of Coffeyville (INS - National Public
                Finance Guarantee Corp.)(c)                               5.00         6/01/2042         2,700
  2,000       Wyandotte County/Kansas City Unified
                Government Utility System                                 5.00         9/01/2045         2,227
                                                                                                    ----------
                                                                                                         4,927
                                                                                                    ----------
              KENTUCKY (1.3%)
  1,000       Ashland Medical Center                                      5.00         2/01/2040         1,061
 11,000       Economic Dev. Finance Auth. (Put Date 4/6/2018)(j)          1.73         5/01/2034        11,000
  3,000       Economic Dev. Finance Auth.                                 5.00         8/15/2041         3,267
  5,500       Economic Dev. Finance Auth.                                 5.00         5/15/2046         5,757
  1,000       Economic Dev. Finance Auth. (PRE) (INS -
                Assured Guaranty Corp.)                                   6.00        12/01/2033         1,007
  4,000       Economic Dev. Finance Auth. (PRE) (INS -
                Assured Guaranty Corp.)                                   6.00        12/01/2038         4,029
    500       Economic Dev. Finance Auth. (INS -
                Assured Guaranty Municipal Corp.)                         4.00        12/01/2041          509
  2,000       Economic Dev. Finance Auth. (INS -
                Assured Guaranty Municipal Corp.)                         5.00        12/01/2045         2,206
  2,000       Owen County                                                 6.25         6/01/2039         2,100
                                                                                                    ----------
                                                                                                        30,936
                                                                                                    ----------
              LOUISIANA (3.7%)
  2,100       City of Shreveport (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        12/01/2041         2,356
  1,000       City of Shreveport                                          5.00        12/01/2040         1,113
  1,100       City of Shreveport (INS - Build America
                Mutual Assurance Co.)                                     4.00        12/01/2037         1,151
  5,500       City of Shreveport                                          5.00        12/01/2041         6,112
  2,500       Lafayette Public Trust Financing Auth.
                (PRE) (INS - Assured Guaranty
                Municipal Corp.)                                          5.50        10/01/2035         2,728
  3,750       Local Government Environmental
                Facilities and Community Dev. Auth.                       6.50         8/01/2029         4,132
  8,210       Local Government Environmental
                Facilities and Community Dev. Auth.
                (INS - Assured Guaranty Municipal Corp.)                  4.00        10/01/2046         8,370
  1,685       Local Government Environmental
                Facilities and Community Dev. Auth.
                (INS - Assured Guaranty Municipal Corp.)                  5.00        10/01/2039         1,908

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 6,250       Local Government Environmental
                Facilities and Community Dev. Auth.                       3.50%       11/01/2032    $    6,186
  6,000       Public Facilities Auth.                                     5.00        11/01/2045         6,515
  5,000       Public Facilities Auth. (INS - Build
                America Mutual Assurance Co.)                             5.25         6/01/2051         5,457
  1,500       Public Facilities Auth.                                     5.00         7/01/2037         1,686
  5,000       Public Facilities Auth.                                     5.00         5/15/2046         5,471
  9,000       Public Facilities Auth.                                     4.00         1/01/2056         9,113
  2,000       Public Facilities Auth.                                     5.00         7/01/2057         2,181
    400       Public Facilities Auth.                                     5.00         7/01/2052           436
     15       Public Facilities Auth. (PRE)                               4.00         5/15/2041            17
  1,235       Public Facilities Auth.                                     4.00         5/15/2041         1,251
  1,000       Public Facilities Auth.                                     4.00        12/15/2050         1,026
  6,750       St. Charles Parish (Put Date 6/1/2022)(a)                   4.00        12/01/2040         7,183
  4,400       St. James Parish (Put Date 4/6/2018)(j)                     1.80        11/01/2040         4,400
  6,000       State                                                       5.00         5/01/2045         6,832
  1,500       Tobacco Settlement Financing Corp.                          5.25         5/15/2035         1,631
                                                                                                    ----------
                                                                                                        87,255
                                                                                                    ----------
              MAINE (0.3%)
  9,000       Health & Higher Education Facilities Auth.                  4.00         7/01/2046         7,830
                                                                                                    ----------
              MARYLAND (0.1%)
  2,500       EDC                                                         6.20         9/01/2022         2,599
                                                                                                    ----------
              MASSACHUSETTS (1.5%)
  3,000       Dev. Finance Agency                                         5.00         7/01/2044         3,274
  4,000       Dev. Finance Agency                                         5.50         7/01/2044         4,365
  1,000       Dev. Finance Agency                                         5.00         4/15/2040         1,064
  1,000       Dev. Finance Agency                                         5.00         7/01/2046         1,091
  6,385       Dev. Finance Agency (PRE)                                   6.25         7/01/2030         6,745
  3,615       Dev. Finance Agency                                         6.25         7/01/2030         3,789
  3,370       Dev. Finance Agency                                         4.00        10/01/2046         3,359
  2,280       Dev. Finance Agency                                         5.00         7/01/2047         2,467
  1,000       Dev. Finance Agency                                         4.00         7/01/2038         1,000
  3,000       Dev. Finance Agency                                         5.00         7/01/2044         3,305
  3,500       Health and Educational Facilities Auth.                     5.00         7/15/2032         3,508
    500       Health and Educational Facilities Auth.                     5.00         7/15/2037           501
                                                                                                    ----------
                                                                                                        34,468
                                                                                                    ----------
              MICHIGAN (0.9%)
  2,000       Genesee County (INS - Build America
                Mutual Assurance Co.)                                     4.00         2/01/2041         2,028
  2,900       Genesee County (INS - Build America
                Mutual Assurance Co.)                                     5.00         2/01/2046         3,214
  2,750       Karegnondi Water Auth.(f)                                   5.00        11/01/2045         3,045

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26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 4,500       Lansing Board of Water & Light                              5.00%        7/01/2037    $    4,848
  4,000       Livonia Public Schools School District
                (INS - Assured Guaranty Municipal Corp.)                  5.00         5/01/2045         4,452
  3,000       Strategic Fund                                              5.63         7/01/2020         3,229
                                                                                                    ----------
                                                                                                        20,816
                                                                                                    ----------
              MINNESOTA (0.2%)
  2,500       Higher Education Facilities Auth. (PRE)                     5.00        10/01/2039         2,622
  3,000       St. Louis Park (PRE)                                        5.75         7/01/2030         3,031
                                                                                                    ----------
                                                                                                         5,653
                                                                                                    ----------
              MISSISSIPPI (0.1%)
  3,000       Warren County                                               5.38        12/01/2035         3,328
                                                                                                    ----------
              MISSOURI (2.0%)
  2,575       Cape Girardeau County IDA                                   6.00         3/01/2033         2,941
  1,000       Cape Girardeau County IDA (PRE)                             5.75         6/01/2039         1,047
    750       Cape Girardeau County IDA                                   5.00         3/01/2036           810
 17,775       Dev. Finance Board                                          4.00         6/01/2046        17,972
  3,000       Hannibal IDA                                                5.00        10/01/2047         3,297
  6,000       Health and Educational Facilities Auth. (PRE)               5.50        11/15/2033         6,145
  1,500       Health and Educational Facilities Auth.                     5.50        11/15/2033         1,532
  5,000       St. Louis County IDA                                        5.87         9/01/2043         5,697
  2,000       St. Louis County IDA                                        5.00         9/01/2048         2,167
  3,065       St. Louis Municipal Finance Corp. (INS -
                Assured Guaranty Municipal Corp.)                         5.00        10/01/2038         3,457
  2,075       Stoddard County IDA                                         6.00         3/01/2037         2,357
                                                                                                    ----------
                                                                                                        47,422
                                                                                                    ----------
              MONTANA (0.4%)
  5,000       City of Forsyth                                             5.00         5/01/2033         5,348
  4,000       City of Forsyth                                             3.90         3/01/2031         4,108
                                                                                                    ----------
                                                                                                         9,456
                                                                                                    ----------
              NEBRASKA (0.3%)
  2,000       Central Plains Energy Project                               5.00         9/01/2042         2,412
  3,400       Douglas County Hospital Auth.                               5.00        11/01/2048         3,715
                                                                                                    ----------
                                                                                                         6,127
                                                                                                    ----------
              NEVADA (1.7%)
  2,775       Carson City                                                 5.00         9/01/2047         3,032
  4,000       Clark County Department of Aviation (INS -
                Assured Guaranty Municipal Corp.)                         5.00         7/01/2026         4,161
 11,000       Clark County Department of Aviation                         5.13         7/01/2034        11,594
  5,000       Clark County Department of Aviation (INS -
                Assured Guaranty Municipal Corp.)                         5.25         7/01/2039         5,283

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                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 4,400       Las Vegas Convention and Visitors Auth.                     4.00%        7/01/2041    $    4,483
 12,140       Las Vegas Convention and Visitors Auth.                     4.00         7/01/2046        12,327
                                                                                                    ----------
                                                                                                        40,880
                                                                                                    ----------
              NEW JERSEY (3.5%)
 10,000       EDA                                                         5.00         6/15/2040        10,504
  3,000       EDA                                                         5.25         6/15/2040         3,219
  4,000       EDA                                                         5.00         6/15/2041         4,264
  6,000       EDA                                                         5.00         9/01/2024         6,339
  2,000       EDA                                                         5.00         6/15/2028         2,152
  1,200       EDA (INS - Assured Guaranty Municipal Corp.)                5.00         6/01/2042         1,333
  3,000       EDA                                                         5.00         6/15/2047         3,207
 20,000       EDA (MUNIPSA + 1.60%)                                       3.18(b)      3/01/2028        19,766
  5,000       Educational Facilities Auth.                                5.00         9/01/2036         5,358
  3,000       Educational Facilities Auth.                                5.00         7/01/2047         3,256
  1,250       Health Care Facilities Financing Auth.
               (INS - Assured Guaranty Municipal Corp.)                   5.00         7/01/2046         1,379
 15,000       Health Care Facilities Financing Auth. (PRE)                5.62         7/01/2032        16,699
  2,250       Health Care Facilities Financing Auth.                      5.00        10/01/2038         2,413
  2,000       Transportation Trust Fund Auth.                             5.25         6/15/2041         2,145
                                                                                                    ----------
                                                                                                        82,034
                                                                                                    ----------
              NEW MEXICO (0.2%)
  5,000       City of Farmington                                          5.90         6/01/2040         5,370
                                                                                                    ----------
              NEW YORK (2.5%)
  2,040       Buffalo and Erie County Industrial Land Dev. Corp.          5.38        10/01/2041         2,226
  2,250       Dormitory Auth.                                             5.25         7/01/2029         2,327
 16,130       Liberty Dev. Corp.                                          5.25        10/01/2035        20,065
  5,000       MTA                                                         3.55(d)     11/15/2032         3,046
     60       New York City                                               5.87         8/01/2019            60
  7,500       New York City Transitional Finance Auth.                    5.00         1/15/2034         7,515
    220       New York City Water & Sewer System (PRE)                    5.00         6/15/2037           222
  1,280       New York City Water & Sewer System                          5.00         6/15/2037         1,288
  2,000       Thruway Auth.                                               5.00         1/01/2051         2,219
  2,500       Triborough Bridge & Tunnel Auth.                            3.70(d)     11/15/2032         1,529
  6,170       Triborough Bridge & Tunnel Auth. (PRE)                      5.00        11/15/2031         6,302
  3,830       Triborough Bridge & Tunnel Auth.                            5.00        11/15/2031         3,905
  5,000       Triborough Bridge & Tunnel Auth.                            3.62(d)     11/15/2031         3,168
  3,000       Triborough Bridge & Tunnel Auth.                            3.66(d)     11/15/2032         1,822
  2,000       Troy Capital Resource Corp.                                 5.00         9/01/2030         2,109
  1,000       TSASC, Inc.                                                 5.00         6/01/2041         1,084
                                                                                                    ----------
                                                                                                        58,887
                                                                                                    ----------

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28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              NORTH CAROLINA (0.8%)
$10,000       Capital Facilities Finance Agency                           4.63%       11/01/2040    $   10,491
  3,750       Charlotte-Mecklenburg Hospital Auth.                        5.25         1/15/2034         3,851
  5,000       Columbus County Industrial Facilities and
                Pollution Control Financing Auth.                         6.25        11/01/2033         5,346
                                                                                                    ----------
                                                                                                        19,688
                                                                                                    ----------
              NORTH DAKOTA (0.7%)
  4,685       City of Fargo                                               6.25        11/01/2031         5,348
  2,500       McLean County                                               4.88         7/01/2026         2,617
  7,500       Ward County                                                 5.00         6/01/2053         8,043
                                                                                                    ----------
                                                                                                        16,008
                                                                                                    ----------
              OHIO (1.8%)
  6,000       Air Quality Dev. Auth.(g),(l),(m)                           5.70         8/01/2020         1,898
 10,000       Buckeye Tobacco Settlement Financing Auth.                  5.87         6/01/2030         9,952
 10,000       Buckeye Tobacco Settlement Financing Auth.                  5.75         6/01/2034         9,825
  2,700       City of Centerville                                         5.25        11/01/2047         2,854
  1,000       City of Cleveland (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         1/01/2031         1,086
  9,000       Cuyahoga County                                             4.75         2/15/2047         9,235
  2,500       Hamilton County                                             5.00         1/01/2051         2,658
  1,680       Lake County (PRE)                                           5.62         8/15/2029         1,705
    320       Lake County                                                 5.63         8/15/2029           324
  2,000       Turnpike & Infrastructure Commission                        5.25         2/15/2033         2,226
                                                                                                    ----------
                                                                                                        41,763
                                                                                                    ----------
              OKLAHOMA (1.1%)
  4,200       Comanche County Hospital Auth.                              5.00         7/01/2032         4,344
  4,500       Dev. Finance Auth.                                          5.25         8/01/2057         4,847
  4,250       Dev. Finance Auth.(f)                                       5.50         8/15/2057         4,718
 10,000       Municipal Power Auth.                                       4.00         1/01/2047        10,240
  2,000       Tulsa County Industrial Auth.                               5.25        11/15/2045         2,202
                                                                                                    ----------
                                                                                                        26,351
                                                                                                    ----------
              OREGON (0.2%)
  1,060       City of Keizer                                              5.20         6/01/2031         1,066
  2,000       Deschutes County Hospital Facility Auth.                    4.00         1/01/2046         2,029
  1,180       Yamhill County Hospital Auth.                               5.00        11/15/2051         1,253
                                                                                                    ----------
                                                                                                         4,348
                                                                                                    ----------
              PENNSYLVANIA (4.3%)
    750       Allegheny County Higher Education
                Building Auth. (PRE)                                      5.50         3/01/2031           829
    445       Allegheny County IDA                                        5.12         9/01/2031           445

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 4,000       Allegheny County Sanitary Auth. (INS -
                Assured Guaranty Municipal Corp.)                         5.00%        6/01/2040    $    4,285
  5,000       Allentown Commercial IDA(c)                                 6.25         7/01/2047         4,953
  8,500       Berks County IDA                                            5.00        11/01/2050         9,341
  5,335       Bucks County Water & Sewer Auth. (INS -
                Assured Guaranty Municipal Corp.) (LIQ -
                J.P. Morgan Chase & Co.) (Put Date 4/6/2018)(c),(j)       1.68        12/01/2019         5,335
  3,250       Chester County IDA                                          5.25        10/15/2047         3,325
    500       Commonwealth Financing Auth.                                5.00         6/01/2035           556
  5,000       Delaware River JT Toll Bridge Commission                    5.00         7/01/2047         5,676
  7,000       Economic Dev. Finance Auth.                                 4.00        10/01/2023         7,372
  1,300       Emmaus General Auth. (INS - Assured
                Guaranty Municipal Corp.) (LIQ - Wells
                Fargo & Co.) (Put Date 4/6/2018)(j)                       1.70        12/01/2028         1,300
    480       Erie Parking Auth. (PRE) (INS - Assured
                Guaranty Municipal Corp.)                                 5.12         9/01/2032           518
    595       Erie Parking Auth. (PRE) (INS - Assured
                Guaranty Municipal Corp.)                                 5.20         9/01/2035           643
  1,390       Erie Parking Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.13         9/01/2032         1,479
  1,700       Erie Parking Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.20         9/01/2035         1,810
  1,970       Higher Educational Facilities Auth.                         5.25         7/15/2033         2,135
  2,750       Higher Educational Facilities Auth.                         5.50         7/15/2038         2,983
  4,000       Northampton County General Purpose Auth.                    4.00         8/15/2040         3,988
  1,000       Philadelphia School District                                5.00         9/01/2037         1,106
  2,000       Philadelphia School District                                5.00         9/01/2038         2,209
  2,500       Philadelphia School District(f)                             5.00         9/01/2043         2,769
  1,025       Scranton School District (INS - Build
                America Mutual Assurance Co.)                             4.00        12/01/2037         1,055
 10,000       Turnpike Commission                                         5.25        12/01/2044        11,176
  3,000       Turnpike Commission                                         5.00        12/01/2046         3,256
  8,000       Turnpike Commission                                         5.00         6/01/2039         8,750
  4,000       Turnpike Commission                                         5.00         6/01/2042         4,401
  4,000       Turnpike Commission                                         5.00        12/01/2047         4,492
  1,000       Turnpike Commission                                         5.00        12/01/2037         1,107
  1,250       Turnpike Commission, 5.00%, 12/01/2018                      5.00(e)     12/01/2033         1,362
  3,200       Washington County IDA (PRE)                                 5.00        11/01/2036         3,413
                                                                                                    ----------
                                                                                                       102,069
                                                                                                    ----------
              PUERTO RICO (0.1%)
  2,000       Industrial, Tourist, Educational, Medical,
                Environmental Control Facilities
                Financing Auth.                                           5.38         4/01/2042         1,725
                                                                                                    ----------

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30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              RHODE ISLAND (0.1%)
$ 2,000       Health & Educational Building Corp. (PRE)                   6.00%        9/01/2033    $    2,387
    235       Housing and Mortgage Finance Corp.                          6.85        10/01/2024           235
                                                                                                    ----------
                                                                                                         2,622
                                                                                                    ----------
              SOUTH CAROLINA (0.4%)
  2,250       Greenwood County (PRE)                                      5.38        10/01/2039         2,370
  7,000       Public Service Auth.                                        5.25        12/01/2055         7,674
                                                                                                    ----------
                                                                                                        10,044
                                                                                                    ----------
              SOUTH DAKOTA (0.4%)
    500       Health and Educational Facilities Auth.                     5.00         6/01/2027           546
  3,000       Health and Educational Facilities Auth. (PRE)               5.25         7/01/2038         3,027
  2,500       Health and Educational Facilities Auth.                     5.25        11/01/2029         2,614
  4,000       Health and Educational Facilities Auth.                     5.00         7/01/2042         4,257
                                                                                                    ----------
                                                                                                        10,444
                                                                                                    ----------
              TENNESSEE (1.1%)
 13,350       Chattanooga Health Educational &
                Housing Facility Board (Put Date 4/6/2018)(j)             1.70         5/01/2039        13,350
  3,095       City of Jackson (PRE)                                       5.50         4/01/2033         3,095
  1,145       City of Jackson                                             5.50         4/01/2033         1,148
  2,000       Johnson City Health and Educational Facilities Board        5.00         8/15/2042         2,110
  4,000       Metropolitan Government of Nashville
                and Davidson County Health and
                Educational Facilities Board                              5.00         7/01/2046         4,426
  1,500       Metropolitan Government of Nashville
                and Davidson County Health and
                Educational Facilities Board                              5.00        10/01/2045         1,624
                                                                                                    ----------
                                                                                                        25,753
                                                                                                    ----------
              TEXAS (18.4%)
  3,000       Arlington Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      5.00         2/15/2046         3,362
 10,365       Bell County Health Facilities Dev. Corp. (ETM)              6.50         7/01/2019        10,722
  8,450       Bexar County Health Facilities Dev. Corp.                   4.00         7/15/2045         8,339
    600       Bexar County Health Facilities Dev. Corp.                   5.00         7/15/2042           647
  6,000       Central Texas Regional Mobility Auth. (PRE)                 5.75         1/01/2031         6,613
  2,500       Central Texas Regional Mobility Auth.                       5.00         1/01/2042         2,687
  3,500       Central Texas Regional Mobility Auth.                       5.00         1/01/2045         3,845
  5,000       Central Texas Regional Mobility Auth.                       4.00         1/01/2041         5,006
  6,500       Central Texas Turnpike System                               5.00         8/15/2042         7,063
 18,530       Central Texas Turnpike System (INS - AMBAC
                Assurance Corp.)                                          5.75(d)      8/15/2030        12,242
  3,850       Central Texas Turnpike System                               5.00         8/15/2041         4,207

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 7,500       City of Arlington (INS - Assured Guaranty
                Municipal Corp.)                                          5.00%        2/15/2048    $    8,445
  9,000       City of Fort Worth (PRE)                                    6.00         3/01/2029         9,353
  8,085       City of Fort Worth (PRE)                                    6.25         3/01/2033         8,424
  3,715       City of Houston                                             5.00         9/01/2040         4,055
  2,390       City of Irving                                              5.00         8/15/2043         2,412
  1,000       Clifton Higher Education Finance Corp.                      6.00         8/15/2033         1,142
  2,750       Clifton Higher Education Finance Corp.                      6.00         8/15/2043         3,144
  4,250       Clifton Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      5.00         8/15/2039         4,705
  5,900       Corpus Christi Utility System                               4.00         7/15/2039         6,115
  4,000       Dallas/Fort Worth International Airport                     5.00        11/01/2034         4,288
  4,000       Harris County Cultural Education Facilities
                Finance Corp.                                             5.25        10/01/2029         4,203
  6,100       Harris County Cultural Education Facilities
                Finance Corp.                                             5.00         6/01/2038         6,469
  5,600       Harris County Health Facilities Dev. Corp.
                (Put Date 4/2/2018)(j),(k)                                1.72        12/01/2041         5,600
  1,500       Harris County Health Facilities Dev. Corp. (PRE)            7.25        12/01/2035         1,556
 15,000       Harris County Hospital District                             4.00         2/15/2042        15,151
  7,000       Harris County IDC (PRE)                                     5.00         2/01/2023         7,371
 12,500       Houston Airport System                                      5.50         7/01/2034        12,616
 10,000       Houston Higher Education Finance Corp.                      5.00         9/01/2042        10,881
  6,000       Karnes County Hospital District                             5.00         2/01/2044         6,239
  1,900       Kerrville Health Facilities Dev. Corp.                      5.00         8/15/2035         2,057
  3,000       Laredo CCD (PRE) (INS - Assured
                Guaranty Municipal Corp.)                                 5.25         8/01/2035         3,236
    700       Laredo Waterworks and Sewer System                          4.00         3/01/2041           719
  5,300       Matagorda County Navigation District No. 1                  6.30        11/01/2029         5,687
  9,615       Matagorda County Navigation District No. 1                  4.00         6/01/2030        10,100
  6,000       Matagorda County Navigation District No. 1                  4.00         6/01/2030         6,303
 15,000       Midlothian ISD (NBGA - Texas Permanent School Fund)         5.00         2/15/2047        17,132
  1,250       New Hope Cultural Education Facilities Finance Corp.        5.00         4/01/2048         1,278
  1,000       New Hope Cultural Education Facilities Finance Corp.        5.00         7/01/2047         1,037
  1,000       New Hope Cultural Education Facilities Finance Corp.        5.00         7/01/2047         1,007
  6,000       New Hope Cultural Education Facilities Finance Corp.        5.00         7/01/2047         5,026
  1,000       New Hope Cultural Education Facilities Finance Corp.
                (INS - Assured Guaranty Municipal Corp.)                  5.00         7/01/2048         1,100

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32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 5,000       North Fort Bend Water Auth.                                 5.00%       12/15/2036    $    5,435
  3,000       North Texas Tollway Auth. (PRE)                             7.55(d)      9/01/2037         1,298
  5,000       North Texas Tollway Auth.                                   5.00         1/01/2045         5,500
  5,000       North Texas Tollway Auth. (INS - National
                Public Finance Guarantee Corp.)                           5.00         1/01/2048         5,600
 41,100       Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(j)                                    1.78        11/01/2040        41,100
  3,200       Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(j)                                    1.78         4/01/2040         3,200
 31,050       Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(j)                                    1.80        11/01/2040        31,050
 22,950       Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(j)                                    1.78         4/01/2040        22,950
  7,350       Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(j)                                    1.80         4/01/2040         7,350
  2,000       Red River Education Finance Corp.                           4.00         6/01/2041         2,031
  3,000       Red River Education Finance Corp.                           5.50        10/01/2046         3,303
  4,500       Tarrant County Cultural Education
                Facilities Finance Corp.                                  5.00        11/15/2045         4,517
  6,315       Tarrant County Cultural Education
                Facilities Finance Corp.                                  5.62        11/15/2027         6,316
  4,000       Tarrant County Cultural Education
                Facilities Finance Corp.                                  5.75        11/15/2037         3,953
  3,600       Tarrant County Cultural Education
                Facilities Finance Corp.                                  5.00        11/15/2036         3,783
  7,000       Tarrant County Cultural Education
                Facilities Finance Corp.                                  5.00        11/15/2046         7,731
  2,500       Tarrant County Cultural Education
                Facilities Finance Corp.                                  6.75        11/15/2047         2,784
  4,000       Tarrant County Cultural Education
                Facilities Finance Corp.                                  6.75        11/15/2052         4,439
  1,000       Tarrant County Cultural Education
                Facilities Finance Corp.                                  5.00        11/15/2046         1,115
 22,000       Tyler Health Facilities Dev. Corp.                          5.25        11/01/2032        22,004
  1,000       Uptown Dev. Auth. (PRE)                                     5.50         9/01/2029         1,052
  1,645       Uptown Dev. Auth.                                           5.00         9/01/2039         1,828
  4,770       Wood County Central Hospital District (PRE)                 6.00        11/01/2041         5,385
                                                                                                    ----------
                                                                                                       435,308
                                                                                                    ----------
              VERMONT (0.1%)
  3,000       Educational and Health Buildings Financing Agency           5.00        10/15/2046         3,202
                                                                                                    ----------
              VIRGINIA (1.4%)
  5,000       Alexandria IDA                                              5.00        10/01/2050         5,480
  5,000       College Building Auth.                                      5.00         6/01/2029         5,000

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 33

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$11,280       College Building Auth.                                      5.00%        6/01/2026    $   11,284
  8,665       Farms of New Kent Community Dev. Auth.(g),(m),(n)           5.45         3/01/2036         2,989
  1,437       Farms of New Kent Community Dev. Auth.(g),(m),(n)           5.12         3/01/2036           496
  2,000       Farms of New Kent Community Dev. Auth.(g),(m),(n)           5.80         3/01/2036           690
  3,634       Lewistown Commerce Center Community Dev. Auth.              6.05         3/01/2044         3,553
  1,752       Lewistown Commerce Center Community Dev. Auth.              6.05         3/01/2044         1,713
  5,697       Lewistown Commerce Center Community Dev. Auth.(g)           6.05         3/01/2054         1,040
    869       Watkins Centre Community Dev. Auth.                         5.40         3/01/2020           870
                                                                                                    ----------
                                                                                                        33,115
                                                                                                    ----------
              WASHINGTON (0.5%)
  2,500       Health Care Facilities Auth. (PRE) (INS -
                Assured Guaranty Corp.)                                   6.00         8/15/2039         2,644
  5,500       Health Care Facilities Auth.                                4.00         7/01/2042         5,620
  3,055       Housing Finance Commission                                  5.00         1/01/2043         3,343
                                                                                                    ----------
                                                                                                        11,607
                                                                                                    ----------
              WEST VIRGINIA (0.1%)
  2,000       EDA                                                         5.38        12/01/2038         2,154
                                                                                                    ----------
              WISCONSIN (1.1%)
  7,800       City of Kaukauna (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        12/15/2035         8,572
  5,000       Health and Educational Facilities Auth.                     5.75        11/15/2030         5,213
  2,500       Health and Educational Facilities Auth. (PRE)               5.38         8/15/2037         2,670
  1,000       Health and Educational Facilities Auth.                     5.00         9/15/2045         1,039
  2,200       Public Finance Auth.(c)                                     5.25         5/15/2042         2,389
  1,000       Public Finance Auth.                                        5.00         7/01/2047         1,037
  1,000       Public Finance Auth.                                        5.00         7/01/2052         1,032
  5,000       Wisconsin Health & Educational Facilities Auth.(f)          5.00         9/15/2050         5,214
                                                                                                    ----------
                                                                                                        27,166
                                                                                                    ----------
              WYOMING (0.3%)
  6,000       Sweetwater County                                           5.25         7/15/2026         6,275
                                                                                                    ----------
              Total Municipal Obligations (cost: $2,318,673)                                         2,360,792
                                                                                                    ----------

              TOTAL INVESTMENTS (COST: $2,318,673)                                                  $2,360,792
                                                                                                    ==========

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1            LEVEL 2           LEVEL 3                 TOTAL
--------------------------------------------------------------------------------------------------------------
Municipal Obligations                         $-               $2,356,617         $4,175            $2,360,792
--------------------------------------------------------------------------------------------------------------
Total                                         $-               $2,356,617         $4,175            $2,360,792
--------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------------
                               RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                              MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                            $3,024
Purchases                                                                                                    -
Sales                                                                                                        -
Transfers into Level 3                                                                                       -
Transfers out of Level 3                                                                                     -
Net realized gain (loss) on investments                                                                      -
Change in net unrealized appreciation/(depreciation) of investments                                      1,151
--------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2018                                                                            $4,175
--------------------------------------------------------------------------------------------------------------

For the period of April 1, 2017, through March 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD     Community College District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    ETM     Escrowed to final maturity
    HSD     High School District
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board
    IDC     Industrial Development Corp.
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    MUNIPSA Securities Industry and Financial Markets Association
            (SIFMA) Municipal Swap Index
    PRE     Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.
    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.
    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.
    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (b) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represent the rate at March 31, 2018.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (e) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

        the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (f) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (g) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at March 31, 2018, was $8,866,000, which represented 0.4% of the Fund's net assets.

    (h) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (i) Up to 6.05% of the coupon may be PIK.

    (j) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (k) At March 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (l) Restricted security that is not registered under the Securities Act of 1933.

    (m) At March 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (n) Security was fair valued at Level 3.

    See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,318,673)            $2,360,792
   Cash                                                                            2,748
   Receivables:
      Capital shares sold                                                            982
      USAA Asset Management Company (Note 6C)                                          3
      Interest                                                                    28,821
                                                                              ----------
         Total assets                                                          2,393,346
                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                        22,407
      Capital shares redeemed                                                      1,073
      Dividends on capital shares                                                  1,610
   Accrued management fees                                                           562
   Accrued transfer agent's fees                                                      19
   Other accrued expenses and payables                                               143
                                                                              ----------
         Total liabilities                                                        25,814
                                                                              ----------
            Net assets applicable to capital shares outstanding               $2,367,532
                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $2,380,224
   Overdistribution of net investment income                                        (111)
   Accumulated net realized loss on investments                                  (54,700)
   Net unrealized appreciation of investments                                     42,119
                                                                              ----------
            Net assets applicable to capital shares outstanding               $2,367,532
                                                                              ==========
  Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $2,358,955/178,621 capital shares
            outstanding, no par value)                                        $    13.21
                                                                              ==========
         Adviser Shares (net assets of $8,577/651
            capital shares outstanding, no par value)                         $    13.19
                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS | 39

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                            $102,781
                                                                              --------
EXPENSES
   Management fees                                                               6,372
   Administration and servicing fees:
      Fund Shares                                                                3,572
      Adviser Shares                                                                14
   Transfer agent's fees:
      Fund Shares                                                                  720
      Adviser Shares                                                                 3
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                23
   Custody and accounting fees:
      Fund Shares                                                                  305
      Adviser Shares                                                                 2
   Postage:
      Fund Shares                                                                   38
   Shareholder reporting fees:
      Fund Shares                                                                   31
   Trustees' fees                                                                   34
   Registration fees:
      Fund Shares                                                                   43
      Adviser Shares                                                                20
   Professional fees                                                               113
   Other                                                                            41
                                                                              --------
         Total expenses                                                         11,331
   Expenses reimbursed:
     Adviser Shares                                                                (17)
                                                                              --------
         Net expenses                                                           11,314
                                                                              --------
NET INVESTMENT INCOME                                                           91,467
                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                             4,042
   Change in net unrealized appreciation/(depreciation)                        (10,384)
                                                                              --------
         Net realized and unrealized loss                                       (6,342)
                                                                              --------
   Increase in net assets resulting from operations                           $ 85,125
                                                                              ========

See accompanying notes to financial statements.

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

----------------------------------------------------------------------------------------
                                                                   2018           2017
----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   91,467    $   96,985
   Net realized gain on investments                                  4,042         2,270
   Change in net unrealized appreciation/(depreciation)
      of investments                                               (10,384)      (91,048)
                                                                ------------------------
      Increase in net assets resulting from operations              85,125         8,207
                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                  (92,056)      (96,282)
      Adviser Shares                                                  (335)         (444)
                                                                ------------------------
         Distributions to shareholders                             (92,391)      (96,726)
                                                                ------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                      23,051         9,678
   Adviser Shares                                                   (2,394)          180
                                                                ------------------------
      Total net increase in net assets from capital
         share transactions                                         20,657         9,858
                                                                ------------------------
   Capital contribution from USAA Transfer Agency
      Company                                                            -             2
                                                                ------------------------
   Net increase (decrease) in net assets                            13,391       (78,659)

NET ASSETS
   Beginning of year                                             2,354,141     2,432,800
                                                                ------------------------
   End of year                                                  $2,367,532    $2,354,141
                                                                ========================
Undistributed (overdistribution of) net investment income:
   End of year                                                  $     (111)   $      867
                                                                ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Tax Exempt Long-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

       hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

44  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The valuation methodology applied to certain Level 3 securities changed during the period. Securities that were previously valued by the value derived based upon the use of inputs are now being valued by last quoted price.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2018, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $22,407,000, of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

46  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $19,000, which represents 3.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $54,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                  2018            2017
                                              ----------------------------
Tax-exempt income                             $92,391,000      $96,726,000

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                               $  6,912,000
Accumulated capital and other losses                           (54,200,000)
Unrealized appreciation of investments                          41,619,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2018, the Fund utilized capital loss carryforwards of $4,097,000, to offset capital gains. At March 31, 2018, the Fund had net capital loss carryforwards of $54,200,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will

================================================================================

48  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ------------------------------------------
                                    TAX CHARACTER
                      ------------------------------------------
                      (NO EXPIRATION)                  BALANCE
                      ---------------                -----------
                      Short-Term                     $11,875,000
                      Long-Term                       42,325,000
                                                     -----------
                      Total                          $54,200,000
                                                     ===========

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                               NET
                                         GROSS                GROSS         UNREALIZED
                                       UNREALIZED           UNREALIZED    APPRECIATION/
FUND                  TAX COST        APPRECIATION         DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Tax Exempt
  Long-Term Fund   $2,319,173,000     $106,148,000         $(64,529,000)    $41,619,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $311,305,000 and $393,353,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED               YEAR ENDED
                                          MARCH 31, 2018           MARCH 31, 2017
-------------------------------------------------------------------------------------
                                        SHARES      AMOUNT      SHARES      AMOUNT
                                      -----------------------------------------------
FUND SHARES:
Shares sold                            14,867     $ 198,709      16,079     $ 218,941
Shares issued from reinvested
  dividends                             5,392        71,973       5,490        74,495
Shares redeemed                       (18,535)     (247,631)    (21,080)     (283,758)
                                      -----------------------------------------------
Net increase from capital
  share transactions                    1,724     $  23,051         489     $   9,678
                                      ===============================================
ADVISER SHARES:
Shares sold                                23     $     305         152     $   2,083
Shares issued from reinvested
  dividends                                10           129          17           230
Shares redeemed                          (212)       (2,828)       (159)*      (2,133)*
                                      -----------------------------------------------
Net increase (decrease) from capital
  share transactions                     (179)    $  (2,394)         10     $     180
                                      ===============================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of funds within the Lipper General & Insured Municipal Debt Funds category.

================================================================================

50  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $6,372,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(318,000) and $(4,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.01)% and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    Shares. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,572,000 and $14,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $35,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through July 31, 2018, to limit the total annual operating expenses of the Adviser Shares to 0.70% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to August 1, 2017, the Adviser Shares' expense limitation was 0.80% of average net assets. For the year ended March 31, 2018, the Adviser Shares incurred reimbursable expenses of $17,000, of which 3,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $720,000 and $3,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment

================================================================================

52  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $23,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2018, USAA and its affiliates owned 377,000 Adviser Shares, which represents 58.0% of the Adviser Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(9) UPCOMING ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

54  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                              ---------------------------------------------------------------------------
                                    2018           2017             2016             2015            2014
                              ---------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.25     $    13.73       $    13.78       $    13.45      $    13.91
                              ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .51            .54              .58              .58             .56
  Net realized and
    unrealized gain (loss)          (.03)          (.48)            (.05)             .32            (.46)
                              ---------------------------------------------------------------------------
Total from investment
  operations                         .48            .06              .53              .90             .10
                              ---------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.52)          (.54)            (.58)            (.57)           (.56)
                              ---------------------------------------------------------------------------
Net asset value at
  end of period               $    13.21     $    13.25       $    13.73       $    13.78      $    13.45
                              ===========================================================================
Total return (%)*                   3.62            .41             3.94             6.79             .83
Net assets at
  end of period (000)         $2,358,955     $2,343,165       $2,421,551       $2,386,904      $2,251,219
Ratios to average
  net assets:**
  Expenses (%)                       .47            .48(a)           .51(a)           .55(a)          .54(a)
  Net investment
    income (%)                      3.83           3.97             4.23             4.22            4.19
Portfolio turnover (%)                14             15                6                7               7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $2,381,736,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                              -----------------------------------------------------------------------
                                2018            2017             2016             2015           2014
                              -----------------------------------------------------------------------
Net asset value at
  beginning of period         $13.23         $ 13.71          $ 13.76          $ 13.43         $13.91
                              -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .48             .49              .54              .54            .51
  Net realized and
    unrealized gain (loss)      (.04)           (.48)            (.05)             .32           (.47)
                              -----------------------------------------------------------------------
Total from investment
  operations                     .44             .01              .49              .86            .04
                              -----------------------------------------------------------------------
Less distributions from:
  Net investment income         (.48)           (.49)            (.54)            (.53)          (.52)
                              -----------------------------------------------------------------------
Net asset value at
  end of period               $13.19         $ 13.23          $ 13.71          $ 13.76         $13.43
                              =======================================================================
Total return (%)*               3.36             .07             3.65             6.52            .37
Net assets at
  end of period (000)         $8,577         $10,976          $11,249          $10,896         $7,145
Ratios to average
  net assets:**
  Expenses (%)                   .74(c)          .80(b)           .80(b)           .81(a),(b)     .85(b)
  Expenses, excluding
    reimbursements (%)           .92             .87(b)           .90(b)           .99(b)        1.07(b)
  Net investment income (%)     3.57            3.64             3.94             3.94           3.88
Portfolio turnover (%)            14              15                6                7              7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $9,266,000.
(a) Effective August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average net assets. Prior to August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.85% of their annual average net assets.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(c) Effective August 1, 2017, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.70% of their annual average net assets. Prior to August 1, 2017, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average net assets.

================================================================================

56  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                        BEGINNING                 ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE          OCTOBER 1, 2017 -
                                      OCTOBER 1, 2017          MARCH 31, 2018          MARCH 31, 2018
                                      -----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00                $1,004.5                  $2.40

Hypothetical
  (5% return before expenses)             1,000.00                 1,022.54                  2.42

ADVISER SHARES
Actual                                    1,000.00                  1,003.4                  3.50

Hypothetical
  (5% return before expenses)             1,000.00                 1,021.44                  3.53

*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares and 0.70% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.45% for Fund Shares and 0.34% for Adviser Shares for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

58  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

60  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

64  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

66  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
Registered Public                    100 West Houston St., Suite 1700
Accounting Firm                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40858-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

 ==============================================================

         ANNUAL REPORT
         USAA TAX EXEMPT MONEY MARKET FUND
         MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."
--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short- and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          21

   Financial Statements                                                       23

   Notes to Financial Statements                                              26

EXPENSE EXAMPLE                                                               36

TRUSTEES' AND OFFICERS' INFORMATION                                           38

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2017, the Federal Reserve (Fed) was widely expected to raise short-term interest rates two more times during 2017. The Fed had just increased interest rates in March 2017, two weeks before the beginning of the reporting period. Indeed, during June 2017, the Fed raised the federal funds (fed funds) target rate by 0.25% to a target range between 1.00% to 1.25% and noted that they would begin reducing the size of the Fed's balance sheet sometime later in the calendar year. This balance sheet "normalization" began in October 2017, with the Fed gradually decreasing the reinvestment of its maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. In November 2017, President Donald Trump nominated Jerome Powell to succeed Janet Yellen as Fed chair in early 2018. Fed officials then raised the fed funds rate in December 2017, boosting it another 0.25%, and projected three rate increases during 2018, if the economy grew as they expected. The Fed implemented another fed funds rate increase near the end of March 2018, raising the rate 0.25% to a range between 1.50% and 1.75%. At the same time, they reaffirmed its plan for three interest rate increases in 2018.

    Interest rates on money market securities rose, due to market dynamics and, to some extent, to the fed funds rate increases. At the beginning of the reporting period, the SIFMA Municipal Swap Index, the index of seven-day variable rate demand notes (VRDNs), was 0.91%. It remained

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  1

================================================================================

    relatively range-bound until December 2017, when it spiked to 1.71%. The increase, driven in part by seasonal investment outflows, was exacerbated by a surge in supply as investors sold money market assets to fund municipal bond purchases in advance of tax reform. The SIFMA Municipal Swap Index then fell back to 0.98% in February 2018, rising again in March 2018 amid tax-season related outflows, closing the period at 1.58%.

o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2018, the Fund had a return of 0.51%, compared to an average return of 0.54% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we focused our purchases on VRDNs, which increased the Fund's yield. We had the flexibility to take advantage of higher interest rates, because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days' or less notice. Many of the Fund's VRDNs also are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the portfolio with a certain degree of safety.

    Past performance is no guarantee of future results.

================================================================================

2  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

In addition, investments in longer maturities contributed positively to the Fund's performance. As always, we continued to work with our in-house team of analysts to help us identify attractive opportunities for the portfolio. They also continue to analyze and monitor every holding in the Fund.

Thank you for allowing us to assist you with your investment needs.

As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USEXX)

--------------------------------------------------------------------------------
                                          3/31/18                    3/31/17
--------------------------------------------------------------------------------
Net Assets                             $1.8 Billion               $2.0 Billion
Net Asset Value Per Share                 $1.00                       $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                     24 Days                    23 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
     0.51%                           0.16%                             0.33%

--------------------------------------------------------------------------------
    7-DAY YIELD AS OF 3/31/18                    EXPENSE RATIO AS OF 3/31/17*
--------------------------------------------------------------------------------
              1.02%                                          0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                    USAA TAX EXEMPT                       iMONEYNet
                                   MONEY MARKET FUND                       AVERAGE
 3/27/2017                               0.29%                              0.35%
 4/24/2017                               0.41%                              0.45%
 5/22/2017                               0.32%                              0.36%
 6/26/2017                               0.38%                              0.42%
 7/31/2017                               0.36%                              0.39%
 8/28/2017                               0.35%                              0.37%
 9/25/2017                               0.43%                              0.44%
10/30/2017                               0.46%                              0.50%
11/27/2017                               0.51%                              0.52%
12/22/2017                               0.71%                              0.82%
 1/29/2018                               0.68%                              0.70%
 2/26/2018                               0.66%                              0.65%
 3/26/2018                               0.88%                              0.88%

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 3/26/18.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

Education ................................................................ 13.9%
General Obligation ....................................................... 12.8%
Electric Utilities ....................................................... 12.4%
Hospital .................................................................  7.1%
Buildings ................................................................  5.6%
Community Service ........................................................  5.3%
Nursing/CCRC .............................................................  3.9%
Agricultural Products ....................................................  3.5%
Multifamily Housing ......................................................  3.4%
Special Assessment/Tax/Fee ...............................................  3.2%

Refer to the Portfolio of Investments for the complete list of securities.

================================================================================

6  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE OF $10,000]

                                                                    USAA TAX EXEMPT
                                                                   MONEY MARKET FUND
03/31/08                                                              $10,000.00
04/30/08                                                               10,019.00
05/31/08                                                               10,040.00
06/30/08                                                               10,056.00
07/31/08                                                               10,071.00
08/31/08                                                               10,088.00
09/30/08                                                               10,116.00
10/31/08                                                               10,149.00
11/30/08                                                               10,161.00
12/31/08                                                               10,173.00
01/31/09                                                               10,180.00
02/28/09                                                               10,187.00
03/31/09                                                               10,194.00
04/30/09                                                               10,202.00
05/31/09                                                               10,211.00
06/30/09                                                               10,220.00
07/31/09                                                               10,227.00
08/31/09                                                               10,233.00
09/30/09                                                               10,238.00
10/31/09                                                               10,240.00
11/30/09                                                               10,241.00
12/31/09                                                               10,244.00
01/31/10                                                               10,244.00
02/28/10                                                               10,244.00
03/31/10                                                               10,244.00
04/30/10                                                               10,244.00
05/31/10                                                               10,244.00
06/30/10                                                               10,244.00
07/31/10                                                               10,245.00
08/31/10                                                               10,245.00
09/30/10                                                               10,245.00
10/31/10                                                               10,245.00
11/30/10                                                               10,245.00
12/31/10                                                               10,245.00
01/31/11                                                               10,245.00
02/28/11                                                               10,245.00
03/31/11                                                               10,245.00
04/30/11                                                               10,245.00
05/31/11                                                               10,245.00
06/30/11                                                               10,245.00
07/31/11                                                               10,246.00
08/31/11                                                               10,246.00
09/30/11                                                               10,246.00
10/31/11                                                               10,246.00
11/30/11                                                               10,246.00
12/31/11                                                               10,246.00
01/31/12                                                               10,249.00
02/29/12                                                               10,249.00
03/31/12                                                               10,249.00
04/30/12                                                               10,249.00
05/31/12                                                               10,249.00
06/30/12                                                               10,249.00
07/31/12                                                               10,249.00
08/31/12                                                               10,249.00
09/30/12                                                               10,249.00
10/31/12                                                               10,249.00
11/30/12                                                               10,250.00
12/31/12                                                               10,250.00
01/31/13                                                               10,250.00
02/28/13                                                               10,250.00
03/31/13                                                               10,250.00
04/30/13                                                               10,250.00
05/31/13                                                               10,250.00
06/30/13                                                               10,251.00
07/31/13                                                               10,251.00
08/31/13                                                               10,251.00
09/30/13                                                               10,251.00
10/31/13                                                               10,251.00
11/30/13                                                               10,251.00
12/31/13                                                               10,252.00
01/31/14                                                               10,252.00
02/28/14                                                               10,252.00
03/31/14                                                               10,252.00
04/30/14                                                               10,252.00
05/31/14                                                               10,252.00
06/30/14                                                               10,253.00
07/31/14                                                               10,253.00
08/31/14                                                               10,253.00
09/30/14                                                               10,253.00
10/31/14                                                               10,253.00
11/30/14                                                               10,253.00
12/31/14                                                               10,253.00
01/31/15                                                               10,253.00
02/28/15                                                               10,253.00
03/31/15                                                               10,253.00
04/30/15                                                               10,253.00
05/31/15                                                               10,254.00
06/30/15                                                               10,254.00
07/31/15                                                               10,254.00
08/31/15                                                               10,254.00
09/30/15                                                               10,254.00
10/31/15                                                               10,254.00
11/30/15                                                               10,254.00
12/31/15                                                               10,256.00
01/31/16                                                               10,256.00
02/29/16                                                               10,256.00
03/31/16                                                               10,256.00
04/30/16                                                               10,256.00
05/31/16                                                               10,256.00
06/30/16                                                               10,256.00
07/31/16                                                               10,256.00
08/31/16                                                               10,256.00
09/30/16                                                               10,258.00
10/31/16                                                               10,261.00
11/30/16                                                               10,261.00
12/31/16                                                               10,275.00
01/31/17                                                               10,276.00
02/28/17                                                               10,278.00
03/31/17                                                               10,280.00
04/30/17                                                               10,283.00
05/31/17                                                               10,286.00
06/30/17                                                               10,289.00
07/31/17                                                               10,292.00
08/31/17                                                               10,295.00
09/30/17                                                               10,299.00
10/31/17                                                               10,303.00
11/30/17                                                               10,307.00
12/31/17                                                               10,314.00
01/31/18                                                               10,320.00
02/28/18                                                               10,325.00
03/31/18                                                               10,333.00

                                   [END CHART]

                       Data from 3/31/08 through 3/31/18.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                   TAX-EXEMPT
                                  INCOME(1,2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

8  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT MONEY MARKET FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Money Market Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (99.9%)

              ALABAMA (5.9%)

$ 10,000      Columbia IDB (Put Date 4/6/2018)(a)                   1.71%        12/01/2037   $   10,000
     860      Huntsville-Oakwood College Educational Building
                Auth. (LOC - BB&T Corp.) (Put Date 4/6/2018)(a)     1.63         12/01/2022          860
  25,000      Mobile County IDA (LOC - Swedbank AB)
                (Put Date 4/6/2018)(a)                              1.63          7/01/2040       25,000
  30,000      Mobile IDB (Put Date 4/6/2018)(a)                     1.71          6/01/2034       30,000
  32,500      Tuscaloosa County Port Auth. (LOC - PNC
                Financial Services Group) (Put Date 4/6/2018)(a)    1.63         12/01/2031       32,500
   5,190      West Jefferson IDB (Put Date 4/6/2018)(a)             1.69          6/01/2028        5,190
                                                                                              ----------
                                                                                                 103,550
                                                                                              ----------
              ARKANSAS (0.3%)
   5,175      City of Texarkana (LOC - PNC Financial
                Services Group) (Put Date 4/6/2018)(a)              1.73          3/01/2021        5,175
                                                                                              ----------
              CALIFORNIA (9.5%)
   3,700      Alameda County IDA (LOC - Comerica
                Bank, N.A.) (Put Date 4/6/2018)(a)                  1.65         12/01/2040        3,700
   3,700      Alameda County IDA (LOC - BNP
                Paribas) (Put Date 4/6/2018)(a)                     1.62         12/01/2040        3,700
   7,000      Antioch Unified School District (LIQ -
                Deutsche Bank A.G.) (LOC - Deutsche
                Bank A.G.) (Put Date 4/6/2018)(a),(b)               1.63          8/01/2047        7,000
   5,985      City of Los Angeles (LOC - U.S. Bancorp)
                (Put Date 4/6/2018)(a)                              1.37          8/01/2035        5,985
  10,000      Enterprise Dev. Auth. (LOC - Federal
                Home Loan Bank of San Francisco)
                (Put Date 4/6/2018)(a),(b)                          1.63         12/01/2042       10,000
   4,765      Infrastructure and Economic Dev. Bank
                (LOC - Federal Home Loan Bank of
                San Francisco) (Put Date 4/6/2018)(a),(b)           1.60         12/01/2040        4,765
   1,120      Pollution Control Financing Auth. (LOC -
                Comerica Bank, N.A.) (Put Date 4/6/2018)(a)         1.60         12/01/2030        1,120
   3,200      Pollution Control Financing Auth.
                (LOC - BNP Paribas) (Put Date 4/6/2018)(a)          1.63         11/01/2019        3,200

================================================================================

10  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$ 11,300      Sacramento City Financing Auth. (LIQ -
                Deutsche Bank A.G.) (LOC - Deutsche
                Bank A.G.) (Put Date 4/6/2018)(a),(b)               1.68%        12/01/2033   $   11,300
   5,850      San Diego County (LOC - Comerica Bank,
                N.A.) (Put Date 4/6/2018)(a)                        1.60          1/01/2023        5,850
  26,900      San Diego County Water Auth.                          1.12          4/02/2018       26,900
  17,000      San Diego County Water Auth.                          1.20          4/09/2018       17,000
   8,860      Statewide Communities Dev. Auth. (LOC -
                  Comerica Bank, N.A.) (Put Date 4/6/2018)(a)       1.64          3/01/2057        8,860
  19,725      Statewide Communities Dev. Auth. (LOC - Federal
                Home Loan Bank of Des Moines) (LOC - Federal
                Home Loan Bank of San Francisco)
                (Put Date 4/6/2018)(a)                              1.60          3/01/2057       19,725
   7,740      Statewide Communities Dev. Auth. (LOC -
                Comerica Bank, N.A.) (Put Date 4/6/2018)(a)         1.60         12/01/2024        7,740
   4,805      Statewide Communities Dev. Auth. (LIQ -
                J.P. Morgan Chase & Co.) (Put Date 4/6/2018)(a),(b) 1.76         10/01/2020        4,805
  20,000      Statewide Communities Dev. Auth.                      1.20          7/11/2018       20,000
   4,700      Statewide Communities Dev. Auth.
                (Put Date 4/6/2018)(a)                              1.58          4/01/2046        4,700
                                                                                              ----------
                                                                                                 166,350
                                                                                              ----------
              COLORADO (0.5%)
   8,700      Sheridan Redev. Agency (LOC - J.P. Morgan
                Chase & Co.) (Put Date 4/6/2018)(a)                 1.65         12/01/2029        8,700
                                                                                              ----------
              CONNECTICUT (0.6%)
   5,300      City of New Haven                                     2.50          5/15/2018        5,307
   5,000      Health and Educational Facilities Auth. (LOC -
                Bank of America Corp.) (Put Date 4/6/2018)(a)       1.68          7/01/2030        5,000
                                                                                              ----------
                                                                                                  10,307
                                                                                              ----------
              DISTRICT OF COLUMBIA (0.9%)
   1,500      District of Columbia (LOC - Bank of America Corp.)
                (Put Date 4/6/2018)(a)                              1.73          7/01/2022        1,500
  13,900      Metropolitan Washington Airports Auth. (LOC -
                Sumitomo Mitsui Banking Corp.)
                (Put Date 4/6/2018)(a)                              1.63         10/01/2039       13,900
                                                                                              ----------
                                                                                                  15,400
                                                                                              ----------
              FLORIDA (4.6%)
   7,100      City of Jacksonville (Put Date 4/2/2018)(a)           1.74          5/01/2029        7,100
   4,000      Dade County IDA (Put Date 4/2/2018)(a)                1.74          4/01/2020        4,000
  26,100      Escambia County (Put Date 4/2/2018)(a)                1.80          4/01/2039       26,100

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$ 13,630      Grove Resort Community Development
                District (LIQ - Deutsche Bank A.G.) (LOC -
                Deutsche Bank A.G.) (Put Date 4/6/2018)(a),(b)      1.88%         4/15/2022   $   13,630
   2,360      Lee County IDA (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69          6/01/2025        2,360
   3,400      Martin County (Put Date 4/2/2018)(a)                  1.70          7/15/2022        3,400
  24,525      St. Lucie County (Put Date 4/2/2018)(a)               1.74          9/01/2028       24,525
                                                                                              ----------
                                                                                                  81,115
                                                                                              ----------
              GEORGIA (0.8%)
   1,800      Cobb County Dev. Auth. (LOC - Federal Home Loan
                Bank of Atlanta) (Put Date 4/6/2018)(a)             1.63          2/01/2030        1,800
  12,600      Roswell Housing Auth. (LOC - Northern
                Trust Corp.) (Put Date 4/6/2018)(a)                 1.65          9/01/2027       12,600
                                                                                              ----------
                                                                                                  14,400
                                                                                              ----------
              ILLINOIS (5.1%)
  10,900      City of Galesburg (LOC - PNC Financial
                Services Group) (Put Date 4/6/2018)(a)              1.63          3/01/2031       10,900
   2,780      Dev. Finance Auth. (LOC - Bank of
                America Corp.) (Put Date 4/6/2018)(a)               1.62          9/01/2032        2,780
  16,000      Dev. Finance Auth. (LOC - Fifth Third
                Bank) (Put Date 4/6/2018)(a)                        1.69          2/01/2033       16,000
   3,490      Dev. Finance Auth. (LOC - Huntington
                National Bank) (Put Date 4/6/2018)(a)               1.77         10/01/2032        3,490
   1,570      Dev. Finance Auth. (LOC - Fifth Third
                Bank) (Put Date 4/6/2018)(a)                        1.68          7/01/2024        1,570
   8,600      Dev. Finance Auth. (LOC - Key Bank,
                N.A.) (Put Date 4/6/2018)(a)                        1.61         11/01/2039        8,600
   9,400      Dev. Finance Auth. (LOC - Huntington
                National Bank) (Put Date 4/6/2018)(a)               1.77         10/01/2033        9,400
   4,640      Dev. Finance Auth. (LOC - Northern Trust
                Corp.) (Put Date 4/6/2018)(a)                       1.68          4/01/2033        4,640
  10,600      Kane County (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69          2/01/2028       10,600
  22,490      Metropolitan Pier & Exposition Auth. (LIQ -
                Deutsche Bank A.G.) (LOC - Deutsche
                Bank A.G.) (Put Date 4/6/2018)(a),(b)               1.91          6/15/2050       22,490
                                                                                              ----------
                                                                                                  90,470
                                                                                              ----------
              INDIANA (1.3%)
   5,225      City of Berne (LOC - Federal Home Loan
                Bank of Indianapolis) (Put Date
                4/6/2018)(a)                                        1.62         10/01/2033        5,225

================================================================================

12  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  3,130      City of Evansville (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.68%         1/01/2025   $    3,130
   8,585      Finance Auth. (LOC - Federal Home Loan
                Bank of Indianapolis) (Put Date 4/6/2018)(a)        1.64          7/01/2029        8,585
   3,985      Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69          9/01/2031        3,985
   2,095      Finance Auth. (LOC - PNC Financial
                Services Group) (Put Date 4/6/2018)(a)              1.73          6/01/2037        2,095
                                                                                              ----------
                                                                                                  23,020
                                                                                              ----------
              IOWA (6.6%)
   6,850      City of Chillicothe (Put Date 4/6/2018)(a)            1.61          1/01/2023        6,850
  12,750      City of Council Bluffs (Put Date 4/6/2018)(a)         1.61          1/01/2025       12,750
   5,500      City of Urbandale (LOC - Wells Fargo &
                Co.) (Put Date 4/6/2018)(a)                         1.65         11/01/2020        5,500
  41,763      Finance Auth. (Put Date 4/6/2018)(a)                  1.62          9/01/2036       41,763
   9,600      Finance Auth. (Put Date 4/6/2018)(a)                  1.62          6/01/2039        9,600
   7,150      Finance Auth. (Put Date 4/6/2018)(a)                  1.60          9/01/2036        7,150
  33,400      Louisa County (Put Date 4/6/2018)(a)                  1.60         10/01/2024       33,400
                                                                                              ----------
                                                                                                 117,013
                                                                                              ----------
              KENTUCKY (1.3%)
  11,170      City of Georgetown (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.68         11/15/2029       11,170
   2,295      Lexington-Fayette Urban County (LOC -
                Federal Home Loan Bank of Cincinnati)
                (Put Date 4/6/2018)(a)                              1.83         12/01/2027        2,295
   8,430      Lexington-Fayette Urban County (LOC -
                Fifth Third Bank) (Put Date 4/6/2018)(a)            1.68          1/01/2033        8,430
                                                                                              ----------
                                                                                                  21,895
                                                                                              ----------
              LOUISIANA (1.9%)
   5,280      City of New Orleans (LOC - Capital One,
                N.A.) (Put Date 4/6/2018)(a)                        1.82          8/01/2024        5,280
   7,500      Environmental Facilities and Community
                Dev. Auth. (Put Date 4/6/2018)(a)                   1.67         12/01/2030        7,500
   1,450      Hammond Area Economic and Industrial
                Dev. District (LOC - Federal Home Loan
                Bank of Dallas) (Put Date 4/6/2018)(a)              1.63          3/01/2033        1,450
     135      Public Facilities Auth. (LOC - Capital One,
                N.A.) (Put Date 4/6/2018)(a)                        1.86          7/01/2023          135
  13,800      St. James Parish (Put Date 4/6/2018)(a)               1.80         11/01/2040       13,800
   5,940      St. Tammany Parish Dev. District (LOC -
                Federal Home Loan Bank of Dallas)
                (Put Date 4/6/2018)(a)                              1.63          3/01/2033        5,940
                                                                                              ----------
                                                                                                  34,105
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              MARYLAND (1.9%)
$  9,120      City of Williamsport (LOC - Manufacturers
                & Traders Trust Co.) (Put Date 4/6/2018)(a)         1.63%        11/01/2037   $    9,120
   8,400      Health & Higher Educational Facilities Auth.          1.27          5/01/2018        8,400
  15,000      Health & Higher Educational Facilities Auth.          1.27          5/03/2018       15,000
                                                                                              ----------
                                                                                                  32,520
                                                                                              ----------
              MICHIGAN (1.9%)
   1,300      Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.68         12/01/2032        1,300
   4,500      Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.68         12/01/2032        4,500
  12,500      Higher Educational Facilities Auth. (LOC -
                Comerica Bank, N.A.) (Put Date 4/2/2018)(a)         1.65         11/01/2036       12,500
   9,175      Oakland County EDC (LOC - Fifth Third
                Bank) (Put Date 4/6/2018)(a)                        1.69          3/01/2029        9,175
   2,715      Strategic Fund (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69          8/01/2023        2,715
     835      Strategic Fund (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69         10/01/2027          835
   3,000      Strategic Fund (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69          3/01/2037        3,000
                                                                                              ----------
                                                                                                  34,025
                                                                                              ----------
              MINNESOTA (0.4%)
   1,815      Canby Community Hospital District No.1
                (Put Date 4/6/2018)(a)                              1.96         11/01/2026        1,815
   4,430      City of New Ulm (LOC - Federal Home
                Loan Bank of Chicago) (Put Date 4/6/2018)(a)        1.69         10/01/2040        4,430
                                                                                              ----------
                                                                                                   6,245
                                                                                              ----------
              MISSISSIPPI (0.2%)
   4,190      Business Finance Corp. (LOC - Federal
                Home Loan Bank of Dallas) (Put Date 4/6/2018)(a)    1.63          3/01/2033        4,190
                                                                                              ----------
              MISSOURI (1.2%)
   1,050      Health and Educational Facilities Auth.
                (LOC - Fifth Third Bank) (Put Date 4/6/2018)(a)     1.69         11/01/2020        1,050
  20,000      Jackson County IDA (LOC - Commerce
                Bank, N.A.) (Put Date 4/6/2018)(a)                  1.63          7/01/2025       20,000
                                                                                              ----------
                                                                                                  21,050
                                                                                              ----------
              MONTANA (1.4%)
   5,000      Board of Investments (NBGA - Montana
                Board of Investments Intercap
                Program) (Put Date 3/1/2019)(a)                     1.65          3/01/2025        5,000

================================================================================

14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$ 10,000      Board of Investments (NBGA - Montana
                Board of Investments Intercap
                Program) (Put Date 3/1/2019)(a)                     1.65%         3/01/2028   $   10,000
  10,000      Board of Investments (NBGA - Montana
                Board of Investments Intercap
                Program) (Put Date 3/1/2019)(a)                     1.65          3/01/2029       10,000
                                                                                              ----------
                                                                                                  25,000
                                                                                              ----------
              NEBRASKA (1.1%)
  10,000      Central Plains Energy Project (LIQ - Royal
                Bank of Canada) (LOC - Royal Bank of
                Canada) (Put Date 4/6/2018)(a),(b)                  1.64          3/01/2020       10,000
  10,000      Washington County (Put Date 4/6/2018)(a)              1.61         12/01/2040       10,000
                                                                                              ----------
                                                                                                  20,000
                                                                                              ----------
              NEVADA (1.4%)
  23,870      Clark County (LOC - Bank of America Corp.)
                (Put Date 4/6/2018)(a)                              2.78         12/01/2041       23,870
                                                                                              ----------
              NEW HAMPSHIRE (2.4%)
  34,990      Business Finance Auth. (LOC -
                Landesbank Hessen-Thuringen)
                (Put Date 4/6/2018)(a)                              1.67          9/01/2030       34,990
   7,080      Health and Education Facilities Auth.
                (LOC - Citizens Financial Group)
                (Put Date 4/6/2018)(a)                              1.76         10/01/2030        7,080
                                                                                              ----------
                                                                                                  42,070
                                                                                              ----------
              NEW JERSEY (1.3%)
   2,945      EDA (LOC -Bank of America Corp.)
                (Put Date 4/6/2018)(a)                              1.65         11/01/2027        2,945
  20,000      State (LIQ - Royal Bank of Canada) (LOC -
                Royal Bank of Canada) (Put Date 4/6/2018)(a),(b)    1.61          6/28/2018       20,000
                                                                                              ----------
                                                                                                  22,945
                                                                                              ----------
              NEW MEXICO (0.3%)
   5,000      Hospital Equipment Loan Council (LOC -
                Fifth Third Bank) (Put Date 4/6/2018)(a)            1.73          7/01/2025        5,000
                                                                                              ----------
              NEW YORK (19.5%)
   8,146      Adirondack CSD                                        2.00          7/19/2018        8,164
  14,310      Amherst IDA (LOC - Manufacturers &
                Traders Trust Co.) (Put Date 4/6/2018)(a)           1.63         10/01/2031       14,310
  13,759      Bath CSD                                              2.00          6/22/2018       13,783
   1,405      Berlin CSD                                            2.00          6/27/2018        1,407
   5,840      Build NYC Resource Corp. (LOC -
                Toronto-Dominion Bank) (Put Date 4/6/2018)(a)       1.68         12/01/2045        5,840

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  9,411      Cambridge CSD                                         2.00%         6/29/2018   $    9,427
   2,085      Chautauqua County IDA (LOC - Citizens
                Financial Group) (Put Date 4/6/2018)(a)             1.68          8/01/2027        2,085
  10,500      Chenango Valley CSD                                   2.00          6/29/2018       10,519
   8,620      City of Rome                                          2.50          8/31/2018        8,651
   6,000      Cortland CSD                                          2.00          6/22/2018        6,010
  11,889      Dunkirk CSD                                           2.00          6/27/2018       11,909
   7,830      East Bloomfield CSD                                   2.00          7/06/2018        7,845
   4,000      Enlarged CSD                                          2.00          6/13/2018        4,006
     680      Erie County IDA (LOC - Key Bank, N.A.)
                (Put Date 4/6/2018)(a)                              1.69          6/01/2022          680
   1,065      Erie County IDA (LOC - Key Bank, N.A.)
                (Put Date 4/6/2018)(a)                              1.69          6/01/2022        1,065
  10,000      Geneva CSD                                            2.00          7/13/2018       10,020
   3,420      Guilderland IDA (LOC - Key Bank, N.A.)
                (Put Date 4/6/2018)(a)                              1.69          7/01/2032        3,420
   9,990      Herkimer CSD                                          2.00          6/29/2018       10,007
  12,250      Hudson CSD                                            2.00          6/28/2018       12,267
  22,400      Hudson Yards Infrastructure Corp. (LIQ -
                Royal Bank of Canada) (LOC - Royal
                Bank of Canada) (Put Date 4/6/2018)(a),(b)          1.63          2/15/2019       22,400
  15,000      Liberty Development Corp. (LIQ - Royal
                Bank of Canada) (LOC - Royal Bank of
                Canada) (Put Date 4/6/2018)(a),(b)                  1.63         11/15/2019       15,000
  10,060      Mechanicville CSD                                     2.00          6/22/2018       10,079
   4,469      Moravia CSD                                           2.00          6/29/2018        4,476
   4,040      Mount Markham CSD                                     2.00          6/28/2018        4,047
   4,675      MTA (LOC - BNP Paribas) (Put Date 4/6/2018)(a)        1.64         11/15/2045        4,675
   7,500      New York City (LOC -Manufacturers &
                Traders Trust Co.) (Put Date 4/6/2018)(a)           1.70         12/01/2040        7,500
  27,595      New York City IDA (LOC - Key Bank, N.A.)
                (Put Date 4/6/2018)(a)                              1.63          7/01/2038       27,595
     705      New York City IDA (LOC -
                Toronto-Dominion Bank) (Put Date 4/6/2018)(a)       1.68         12/01/2027          705
   6,000      Newark Valley CSD                                     2.00          6/29/2018        6,010
     590      Niagara County IDA (LOC - Key Bank,
                N.A.) (Put Date 4/6/2018)(a)                        1.69          9/01/2021          590
   4,060      Oneida County IDA (LOC - Citizens
                Financial Group) (Put Date 4/6/2018)(a)             1.59          7/01/2037        4,060
   6,290      Onondaga County IDA (LOC -
                Manufacturers & Traders Trust Co.)
                (Put Date 4/6/2018)(a)                              1.63         12/01/2031        6,290
   4,255      Pavilion CSD                                          2.00          6/22/2018        4,262

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$ 10,045      Ramapo Housing Auth. (LOC -
                Manufacturers & Traders Trust Co.)
                (Put Date 4/6/2018)(a)                              1.68%        12/01/2029   $   10,045
  10,000      Salmon River CSD                                      2.00          6/29/2018       10,016
   1,455      Seneca County IDA (LOC - Key Bank,
                N.A.) (Put Date 4/6/2018)(a)                        1.69          4/01/2020        1,455
   6,000      Spencerport CSD                                       2.00          6/28/2018        6,011
   2,055      St. Lawrence County IDA (LOC - Citizens
                Financial Group) (Put Date 4/6/2018)(a)             1.86          7/01/2037        2,055
  32,510      State Dormitory Auth. (LOC - Citizens
                Financial Group) (Put Date 4/6/2018)(a)             1.85          6/01/2038       32,510
   3,305      Syracuse IDA (LOC - Key Bank, N.A.) (Put
                Date 4/6/2018)(a)                                   1.69          1/01/2033        3,305
  10,719      Union Endicott CSD                                    2.00          6/29/2018       10,740
   8,209      Wallkill CSD                                          2.50          6/29/2018        8,235
                                                                                              ----------
                                                                                                 343,476
                                                                                              ----------
              OHIO (1.4%)
   2,525      Akron Metropolitan Housing Auth.
                (LOC - Huntington National Bank)(a)                 1.75          4/01/2018        2,525
   2,500      Cincinnati and Hamilton County Port Auth.
                (LOC - Fifth Third Bank) (Put Date 4/2/2018)(a)     1.67          9/01/2025        2,500
   3,350      Hamilton County (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.68         12/01/2024        3,350
   1,240      Highland County (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69          8/01/2024        1,240
   2,695      Lorain Port Auth. (LOC - Key Bank, N.A.)
                (Put Date 4/6/2018)(a)                              1.63          7/01/2028        2,695
  10,515       Pike County Health Care Facilities (LOC -
                Bank of America Corp.) (Put Date 4/6/2018)(a)       1.63         11/01/2033       10,515
   1,345      Wayne County (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.73          9/01/2021        1,345
                                                                                              ----------
                                                                                                  24,170
                                                                                              ----------
              OKLAHOMA (3.9%)
   6,230      Edmond EDA (LOC - Bank of Oklahoma, N.A.)
                (Put Date 4/6/2018)(a)                              1.74          6/01/2031        6,230
  28,700      Garfield County Industrial Auth.
                (Put Date 4/6/2018)(a)                              1.68          1/01/2025       28,700
  26,000      Muskogee Industrial Trust (Put Date 4/6/2018)(a)      1.67          6/01/2027       26,000
   8,165      Tulsa Industrial Auth. (LOC - Bank of
                Oklahoma, N.A.) (Put Date 4/6/2018)(a)              1.74         11/01/2026        8,165
                                                                                              ----------
                                                                                                  69,095
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              PENNSYLVANIA (1.0%)
$  6,300      Allegheny County Hospital Dev. Auth. (LIQ -
                Royal Bank of Canada) (LOC -Royal
                Bank of Canada) (Put Date 4/2/2018)(a),(b)          1.74%         4/01/2022   $    6,300
  11,255      Bucks County IDA (LOC - PNC Financial
                Services Group) (Put Date 4/6/2018)(a)              1.62          7/01/2039       11,255
                                                                                              ----------
                                                                                                  17,555
                                                                                              ----------
              RHODE ISLAND (0.2%)
   3,950      Commerce Corp. (LOC - Citizens
                Financial Group) (Put Date 4/6/2018)(a)             1.68          3/01/2038        3,950
                                                                                              ----------
              SOUTH DAKOTA (0.7%)
   4,610      Health and Educational Facilities Auth.
                (Put Date 4/6/2018)(a)                              1.96         11/01/2027        4,610
   2,250      Health and Educational Facilities Auth.
                (Put Date 4/6/2018)(a)                              1.96         11/01/2025        2,250
   5,975      Health and Educational Facilities Auth.
                (Put Date 4/6/2018)(a)                              1.96         11/01/2020        5,975
                                                                                              ----------
                                                                                                  12,835
                                                                                              ----------
              TENNESSEE (1.6%)
  17,720      Chattanooga Health Educational &
                Housing Facility Board (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/6/2018)(a),(b)                          1.76          1/01/2045       17,720
  10,375      Metropolitan Government of Nashville
                and Davidson County (LOC - Fifth Third
                Bank) (Put Date 4/6/2018)(a)                        1.68         12/01/2024       10,375
                                                                                              ----------
                                                                                                  28,095
                                                                                              ----------
              TEXAS (12.6%)
  32,200      Atascosa County IDC (NBGA - National
                Rural Utility Corp.) (Put Date 4/6/2018)(a)         1.60          6/30/2020       32,200
   7,200        Brazos Harbor IDC (Put Date 4/6/2018)(a)            1.67          7/01/2022        7,200
  23,700      Brooks Dev. Auth. (LIQ - Deutsche Bank
                A.G.) (LOC - Deutsche Bank A.G.) (Put
                Date 4/6/2018)(a),(b)                               1.88          8/15/2052       23,700
  10,000      City of Houston (LOC -Barclays Bank plc)              1.37          4/11/2018       10,000
   5,000      Dallas Area Rapid Transit                             1.34          4/04/2018        5,000
  10,000      Dallas Area Rapid Transit                             1.34          4/05/2018       10,000
  35,000      Dallas Area Rapid Transit                             1.26          6/05/2018       35,000
  16,000      Port Arthur IDC (Put Date 4/6/2018)(a)                1.66         12/01/2040       16,000
  25,000      Port Arthur IDC (Put Date 4/6/2018)(a)                1.66          6/01/2041       25,000

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$ 18,600      Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(a)                              1.78%        11/01/2040   $   18,600
  13,200      Port of Port Arthur Navigation District
                (Put Date 4/2/2018)(a)                              1.78          4/01/2040       13,200
  25,000      State                                                 4.00          8/30/2018       25,283
                                                                                              ----------
                                                                                                 221,183
                                                                                              ----------
              VIRGINIA (3.7%)
   1,305      Alexandria IDA (LOC - Bank of America Corp.)
                (Put Date 4/6/2018)(a)                              1.69          7/01/2026        1,305
   1,400      Fairfax County EDA (LOC - SunTrust
                Bank) (Put Date 4/6/2018)(a)                        1.64          6/01/2037        1,400
   3,665      Fairfax County IDA (Put Date 4/6/2018)(a)             1.59          5/15/2042        3,665
   2,190      Fauquier County IDA (LOC - PNC
                Financial Services Group) (Put Date 4/6/2018)(a)    1.64          4/01/2038        2,190
  12,900      Loudoun County EDA (Put Date 4/6/2018)(a)             1.57          2/15/2038       12,900
   7,000      Loudoun County EDA (LOC - Northern
                Trust Corp.) (Put Date 4/6/2018)(a)                 1.62          6/01/2034        7,000
   1,225      Loudoun County EDA (Put Date 4/6/2018)(a)             1.57          2/15/2038        1,225
   9,375      Norfolk EDA (Put Date 4/6/2018)(a)                    1.58         11/01/2034        9,375
   2,640      Roanoke County EDA (LOC - BB&T
                Corp.) (Put Date 4/6/2018)(a)                       1.67         10/01/2028        2,640
   7,030      Stafford County & Staunton IDA (LOC -
                Bank of America Corp.)                              1.22          4/04/2018        7,030
   5,915      University of Virginia (LIQ - J.P. Morgan
                Chase & Co.) (Put Date 4/6/2018)(a),(b)             1.61          6/01/2032        5,915
   2,800      Virginia College Building Auth. (LIQ -
                J.P. Morgan Chase & Co.) (Put Date
                4/6/2018)(a),(b)                                    1.61          2/01/2021        2,800
   6,775      Virginia Commonwealth Transportation
                Board (LIQ - Royal Bank of Canada)
                (Put Date 4/6/2018)(a),(b)                          1.61          5/15/2020        6,775
                                                                                              ----------
                                                                                                  64,220
                                                                                              ----------
              WASHINGTON (0.5%)
   9,475      Higher Education Facilities Auth.
                (Put Date 4/6/2018)(a)                              1.63         10/01/2031        9,475
                                                                                              ----------
              WEST VIRGINIA (2.0%)
  25,335      Hospital Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/6/2018)(a)                              1.69         10/01/2033       25,335
   9,630      Marshall County (Put Date 4/6/2018)(a)                1.67          3/01/2026        9,630
                                                                                              ----------
                                                                                                  34,965
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON          FINAL           VALUE
(000)         SECURITY                                              RATE          MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              WISCONSIN (0.0%)
$    540      Health and Educational Facilities Auth.
                (LOC - J.P. Morgan Chase & Co.)
                (Put Date 4/6/2018)(a)                              1.71%         5/01/2026   $      540
                                                                                              ----------
              Total Municipal Obligations (cost: $1,757,974)                                   1,757,974
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,757,974)                                            $1,757,974
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Municipal Obligations                          $-         $1,757,974                 $-       $1,757,974
--------------------------------------------------------------------------------------------------------
Total                                          $-         $1,757,974                 $-       $1,757,974
--------------------------------------------------------------------------------------------------------

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD    Central School District
    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    IDA    Industrial Development Authority/Agency
    IDB    Industrial Development Board
    IDC    Industrial Development Corp.
    MTA    Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    order to qualify as an eligible security, USAA Mutual Funds Trust's Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.
    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.
    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)        $1,757,974
   Cash                                                                                37
   Receivables:
      Capital shares sold                                                           2,837
      Interest                                                                      5,420
                                                                               ----------
         Total assets                                                           1,766,268
                                                                               ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                       4,025
      Dividends on capital shares                                                      28
   Accrued management fees                                                            422
   Other accrued expenses and payables                                                144
                                                                               ----------
         Total liabilities                                                          4,619
                                                                               ----------
             Net assets applicable to capital shares outstanding               $1,761,649
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,761,677
   Overdistribution of net investment income                                          (19)
   Accumulated net realized loss on investments                                        (9)
                                                                               ----------
             Net assets applicable to capital shares outstanding               $1,761,649
                                                                               ==========
   Capital shares outstanding, no par value                                     1,761,669
                                                                               ==========
   Net asset value, redemption price, and offering price per share             $     1.00
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $20,067
                                                                         -------
EXPENSES
   Management fees                                                         5,264
   Administration and servicing fees                                       1,880
   Transfer agent's fees                                                   2,820
   Custody and accounting fees                                               246
   Postage                                                                   138
   Shareholder reporting fees                                                 41
   Trustees' fees                                                             34
   Registration fees                                                          38
   Professional fees                                                          98
   Other                                                                      34
                                                                         -------
       Total expenses                                                     10,593
                                                                         -------
NET INVESTMENT INCOME                                                      9,474
                                                                         -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                          (9)
                                                                         -------
   Increase in net assets resulting from operations                      $ 9,465
                                                                         =======

See accompanying notes to financial statements.

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

---------------------------------------------------------------------------------------------------
                                                                          2018                 2017
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                           $     9,474          $     2,573
   Net realized gain (loss) on investments                                  (9)               2,545
                                                                   --------------------------------
      Increase in net assets resulting from operations                   9,465                5,118
                                                                   --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (9,493)              (2,573)
   Net realized gains                                                        -               (2,564)
                                                                   --------------------------------
      Distributions to shareholders                                     (9,493)              (5,137)
                                                                   --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         1,223,278            2,295,385
   Reinvested dividends                                                  9,432                5,083
   Cost of shares redeemed                                          (1,478,124)          (2,927,812)
                                                                   --------------------------------
      Decrease in net assets from capital share transactions          (245,414)            (627,344)
                                                                   --------------------------------
   Net decrease in net assets                                         (245,442)            (627,363)

NET ASSETS
   Beginning of year                                                 2,007,091            2,634,454
                                                                   --------------------------------
   End of year                                                     $ 1,761,649          $ 2,007,091
                                                                   ================================
Overdistribution of net investment income:
   End of year                                                     $       (19)         $         -
                                                                   ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                       1,223,278            2,295,385
   Shares issued for dividends reinvested                                9,432                5,083
   Shares redeemed                                                  (1,478,124)          (2,927,812)
                                                                   --------------------------------
      Decrease in shares outstanding                                  (245,414)            (627,344)
                                                                   ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Tax Exempt Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons. In addition, the Fund may, or in certain circumstances must, impose a fee upon the sale of shares or may temporarily suspend redemptions if the Fund's weekly liquid assets fall below required minimums because of market conditions or other factors.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $14,000, which represents 2.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                    2018               2017
                                                 -----------------------------
Ordinary income*                                 $        -         $  145,000
Tax-exempt income                                 9,493,000          2,573,000
Long-term realized capital gain                           -          2,419,000
                                                 ----------         ----------
  Total distributions paid                       $9,493,000         $5,137,000
                                                 ==========         ==========

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                          $ 8,000
Accumulated capital and other losses                                      (9,000)

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2018, the Fund had net capital loss carryforwards of $9,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

The cost of securities at March 31, 2018, for federal income tax purposes, was $1,757,974,000.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $5,264,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,880,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $28,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,820,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFS, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(7) NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                   --------------------------------------------------------------------------
                                         2018            2017            2016            2015            2014
                                   --------------------------------------------------------------------------
Net asset value at
  beginning of period              $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                   --------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                   .01             .00(a)          .00(a)          .00(a)          .00(a)
  Net realized and
    unrealized gain(a)                    .00             .00             .00             .00             .00
                                   --------------------------------------------------------------------------
Total from investment
  operations                              .01             .00(a)          .00(a)          .00(a)          .00(a)
                                   --------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.01)           (.00)(a)        (.00)(a)        (.00)(a)        (.00)(a)
  Realized capital gains                    -            (.00)(a)        (.00)(a)        (.00)(a)        (.00)(a)
                                   --------------------------------------------------------------------------
Total distributions                      (.01)           (.00)(a)        (.00)(a)        (.00)(a)        (.00)(a)
                                   --------------------------------------------------------------------------
Net asset value at
  end of period                    $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                   ==========================================================================
Total return (%)*                         .51(b)          .23             .02             .01             .02
Net assets at
  end of period (000)              $1,761,649      $2,007,091      $2,634,454      $2,676,708      $2,747,771
Ratios to average
  net assets:**
  Expenses (%)                            .56(b)          .54(c)          .17(c)          .15(c)          .21(c)
  Expenses, excluding
    reimbursements (%)                    .56             .58(c)          .58(c)          .58(c)          .56(c)
Net investment income (%)                 .50             .11             .01             .01             .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $1,878,856,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2017, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

36  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                ENDING                DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE           OCTOBER 1, 2017 -
                                       OCTOBER 1, 2017         MARCH 31, 2018           MARCH 31, 2018
                                       ------------------------------------------------------------------
Actual                                   $1,000.00               $1,003.30                   $2.80

Hypothetical
  (5% return before expenses)             1,000.00                1,022.14                    2.82

*Expenses are equal to the Fund's annualized expense ratio of 0.56%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.33% for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

38  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

40  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

44  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   40859-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

 ==============================================================

        ANNUAL REPORT
        USAA TAX EXEMPT SHORT-TERM FUND
        FUND SHARES o ADVISER SHARES
        MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short-and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              16

   Report of Independent Registered
     Public Accounting Firm                                                   17

   Portfolio of Investments                                                   18

   Notes to Portfolio of Investments                                          31

   Financial Statements                                                       34

   Notes to Financial Statements                                              37

EXPENSE EXAMPLE                                                               52

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

     [PHOTO OF REGINA G. CONKLIN]                  [PHOTO OF DALE R. HOFFMANN]

     REGINA G. CONKLIN, CPA, CFA                   DALE R. HOFFMANN
     USAA Asset                                    USAA Asset
     Management Company                            Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended March 31, 2018, the performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. In the first half of the reporting period, supply was tight as interest rates edged up and states and municipalities reduced the amount of new bond issuances. Demand was strong, with deals significantly oversubscribed, as investors sought to reinvest the proceeds of maturing and called bonds.

    In the fourth quarter 2017, new bond issuances surged as tax reform efforts in Congress gathered momentum. In November 2017, the House of Representatives passed a bill that sought to eliminate the tax exemption for two types of municipal bonds--advance refunding bonds used by municipalities to reduce their interest burden and private activity bonds issued to finance economic development projects. The Senate version of the bill, however, only eliminated the tax exemption on advanced refunding bonds, which remained in the final legislation that took effect on January 1, 2018.

    State and local governments rushed to get their debt securities into the marketplace in anticipation of the new law. New bond issuances in December 2017, which were three times higher than that of December 2016, set an all-time record for a single month. Demand increased, as investors realized that fewer bonds might be available in

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    early 2018. Even the short-term jump in new issuances could not keep up with demand as U.S. and foreign investors continued to favor municipal bonds for their relative safety and incremental yield.

    Much as expected, the first quarter of 2018 was marked by a sharp drop in supply, with new bond issuances approximately 30% lower than during the first quarter of 2017. Demand remained strong, which helped support municipal bond prices.

    During the reporting period, the municipal yield curve flattened, as short- and intermediate-term yields rose and longer-term yields fell. The yield on a three-year AAA rated general obligation bond climbed 57 basis points, from 1.19% on March 31, 2017 to 1.76% on March 31, 2018. (A basis point is 1/100th of a percent.) Meanwhile, credit spreads narrowed as investors searched for yield opportunities.

    Overall, municipal credit quality remained stable during the reporting period. Many state and local governments have broad taxing powers and are required by law to balance their budgets. In addition, a number of issuers continued to take action to address tough fiscal challenges. Although a series of hurricanes affected some issuers in 2017, the broad tax-exempt bond market did not experience any disruption.

o HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2018, the Fund Shares and Adviser Shares had a total return of 1.21% and 0.91%, respectively, versus an average return of 0.66% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 0.77% for the Lipper Short Municipal Debt Funds Index and 2.66% for the

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 1.59% and 1.30%, respectively, compared to the Lipper category average of 1.07%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We remained focused on income generation, which is in keeping with our investment approach. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    As interest rates rose during the reporting period, the Fund benefited from its investments in variable rate demand notes (VRDNs). The VRDNs owned by the Fund have interest rates that adjust weekly to the market. The Fund's holdings of VRDNs also possess a "demand" feature that allows the holder to sell the bond at par value (100% of face value) with notice of seven days or less. During the reporting period, VRDN rates increased in response to the Federal Reserve's interest rate increases. In addition, we continued to use VRDNs to help us reduce the share price volatility in the Fund.

    The Fund continued to benefit from our commitment to independent credit research. As we sought attractive investment opportunities, we used fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. By employing credit research, we strive both to recognize relative value and avoid potential pitfalls.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    We maintained a diversified portfolio of primarily investment-grade municipal bonds. Our team of analysts continuously monitor all these holdings. The Fund remains diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USSTX)

--------------------------------------------------------------------------------
                                                3/31/18              3/31/17
--------------------------------------------------------------------------------
Net Assets                                   $1.6 Billion         $1.7 Billion
Net Asset Value Per Share                       $10.41               $10.45

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.166               $0.150
Capital Gain Distributions Per Share               -                    -
Dollar-Weighted Average
Portfolio Maturity(+)                         1.8 Years            1.9 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
      1 YEAR                          5 YEARS                         10 YEARS
       1.21%                           0.76%                            2.09%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/18               EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
               1.56%                                         0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2018

--------------------------------------------------------------------------------
            TOTAL RETURN       =     DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS        2.09%          =          2.26%            +        -0.17%
5 YEARS         0.76%          =          1.57%            +        -0.81%
1 YEAR          1.21%          =          1.59%            +        -0.38%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2009 - MARCH 31, 2018

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                 TOTAL RETURN           DIVIDEND RETURN        CHANGE IN SHARE PRICE
3/31/09              2.38%                   4.36%                     -1.98%
3/31/10              5.46%                   3.15%                      2.31%
3/31/11              2.62%                   2.71%                     -0.09%
3/31/12              4.40%                   2.61%                      1.79%
3/31/13              2.42%                   2.05%                      0.37%
3/31/14              0.60%                   1.80%                     -1.20%
3/31/15              1.29%                   1.57%                     -0.28%
3/31/16              0.62%                   1.46%                     -0.84%
3/31/17              0.62%                   1.46%                     -0.84%
3/31/18              1.20%                   1.58%                     -0.38%

        NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/18, and assuming marginal federal tax
rates of:                            24.00%     35.80%*     38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years            2.26%             2.97%      3.52%       3.69%       3.82%
5 Years             1.57%             2.07%      2.45%       2.57%       2.65%
1 Year              1.59%             2.09%      2.48%       2.60%       2.69%

To match the Fund Shares' closing 30-day SEC Yield of 1.56% on 3/31/18

A FULLY TAXABLE INVESTMENT MUST PAY:  2.05%      2.43%       2.55%       2.64%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BLOOMBERG                  USAA TAX              LIPPER SHORT
                         BARCLAYS                 EXEMPT SHORT-             MUNICIPAL
                         MUNICIPAL                 TERM FUND               DEBT FUNDS
                        BOND INDEX                   SHARES                   INDEX
03/31/08                $10,000.00                $10,000.00               $10,000.00
04/30/08                 10,117.02                 10,015.00                10,019.63
05/31/08                 10,178.19                 10,051.00                10,060.50
06/30/08                 10,063.31                 10,038.00                10,043.42
07/31/08                 10,101.56                 10,093.00                10,098.92
08/31/08                 10,219.77                 10,168.00                10,147.04
09/30/08                  9,740.51                 10,062.00                10,061.60
10/31/08                  9,641.09                  9,997.00                10,028.93
11/30/08                  9,671.74                 10,032.00                10,067.98
12/31/08                  9,812.75                 10,003.00                10,073.13
01/31/09                 10,171.92                 10,216.00                10,204.52
02/28/09                 10,225.37                 10,222.00                10,201.83
03/31/09                 10,227.23                 10,238.00                10,229.49
04/30/09                 10,431.54                 10,302.00                10,275.79
05/31/09                 10,541.89                 10,364.00                10,317.64
06/30/09                 10,443.14                 10,385.00                10,337.67
07/31/09                 10,617.86                 10,457.00                10,392.92
08/31/09                 10,799.38                 10,514.00                10,419.39
09/30/09                 11,186.94                 10,618.00                10,488.67
10/31/09                 10,952.11                 10,602.00                10,477.12
11/30/09                 11,042.61                 10,675.00                10,521.38
12/31/09                 11,079.92                 10,691.00                10,533.97
01/31/10                 11,137.63                 10,752.00                10,561.71
02/28/10                 11,245.59                 10,815.00                10,584.61
03/31/10                 11,218.66                 10,797.00                10,574.81
04/30/10                 11,355.00                 10,852.00                10,593.83
05/31/10                 11,440.17                 10,884.00                10,613.86
06/30/10                 11,446.96                 10,909.00                10,624.57
07/31/10                 11,589.70                 10,986.00                10,666.34
08/31/10                 11,855.05                 11,070.00                10,701.94
09/30/10                 11,836.53                 11,073.00                10,695.65
10/31/10                 11,803.74                 11,087.00                10,702.38
11/30/10                 11,567.71                 11,050.00                10,685.22
12/31/10                 11,343.54                 11,004.00                10,668.18
01/31/11                 11,259.98                 10,997.00                10,671.93
02/28/11                 11,439.23                 11,054.00                10,693.73
03/31/11                 11,401.12                 11,079.00                10,712.15
04/30/11                 11,605.29                 11,147.00                10,748.43
05/31/11                 11,803.61                 11,224.00                10,796.49
06/30/11                 11,844.79                 11,270.00                10,819.90
07/31/11                 11,965.67                 11,336.00                10,857.17
08/31/11                 12,170.38                 11,392.00                10,891.31
09/30/11                 12,296.19                 11,407.00                10,895.68
10/31/11                 12,250.48                 11,387.00                10,880.75
11/30/11                 12,322.84                 11,422.00                10,899.54
12/31/11                 12,557.27                 11,490.00                10,934.65
01/31/12                 12,847.68                 11,554.00                10,975.87
02/29/12                 12,860.34                 11,588.00                11,001.21
03/31/12                 12,776.78                 11,568.00                10,988.22
04/30/12                 12,924.18                 11,610.00                11,015.09
05/31/12                 13,031.47                 11,653.00                11,031.70
06/30/12                 13,017.47                 11,661.00                11,036.13
07/31/12                 13,223.78                 11,701.00                11,061.87
08/31/12                 13,238.84                 11,722.00                11,071.21
09/30/12                 13,318.81                 11,738.00                11,086.96
10/31/12                 13,356.39                 11,758.00                11,092.34
11/30/12                 13,576.43                 11,792.00                11,113.69
12/31/12                 13,408.63                 11,779.00                11,096.56
01/31/13                 13,464.48                 11,786.00                11,114.87
02/28/13                 13,505.26                 11,828.00                11,132.06
03/31/13                 13,447.02                 11,846.00                11,137.75
04/30/13                 13,594.42                 11,865.00                11,151.26
05/31/13                 13,428.36                 11,853.00                11,142.77
06/30/13                 13,048.13                 11,793.00                11,090.37
07/31/13                 12,934.04                 11,800.00                11,099.44
08/31/13                 12,749.46                 11,786.00                11,085.47
09/30/13                 13,023.87                 11,814.00                11,107.30
10/31/13                 13,126.76                 11,842.00                11,135.71
11/30/13                 13,099.70                 11,849.00                11,140.32
12/31/13                 13,066.25                 11,856.00                11,140.98
01/31/14                 13,320.81                 11,895.00                11,174.22
02/28/14                 13,477.00                 11,935.00                11,202.76
03/31/14                 13,499.66                 11,917.00                11,179.76
04/30/14                 13,661.86                 11,946.00                11,202.94
05/31/14                 13,837.78                 11,975.00                11,228.01
06/30/14                 13,849.77                 11,980.00                11,226.39
07/31/14                 13,874.16                 11,985.00                11,229.97
08/31/14                 14,042.22                 12,012.00                11,247.32
09/30/14                 14,056.48                 12,015.00                11,256.28
10/31/14                 14,152.84                 12,031.00                11,265.80
11/30/14                 14,177.36                 12,034.00                11,265.94
12/31/14                 14,248.80                 12,038.00                11,257.37
01/31/15                 14,501.35                 12,075.00                11,300.24
02/28/15                 14,351.82                 12,067.00                11,282.08
03/31/15                 14,393.27                 12,070.00                11,279.69
04/30/15                 14,317.70                 12,052.00                11,273.73
05/31/15                 14,278.12                 12,034.00                11,254.76
06/30/15                 14,265.19                 12,027.00                11,259.56
07/31/15                 14,368.48                 12,055.00                11,276.13
08/31/15                 14,396.73                 12,046.00                11,280.43
09/30/15                 14,500.95                 12,073.00                11,299.67
10/31/15                 14,558.66                 12,100.00                11,318.62
11/30/15                 14,616.50                 12,103.00                11,307.67
12/31/15                 14,719.26                 12,107.00                11,311.48
01/31/16                 14,894.91                 12,141.00                11,349.85
02/29/16                 14,918.24                 12,143.00                11,365.66
03/31/16                 14,965.55                 12,145.00                11,351.22
04/30/16                 15,075.63                 12,161.00                11,371.42
05/31/16                 15,116.42                 12,164.00                11,367.79
06/30/16                 15,356.84                 12,213.00                11,404.77
07/31/16                 15,366.17                 12,227.00                11,422.26
08/31/16                 15,386.96                 12,230.00                11,421.88
09/30/16                 15,310.20                 12,223.00                11,403.32
10/31/16                 15,149.47                 12,202.00                11,397.71
11/30/16                 14,584.52                 12,077.00                11,304.43
12/31/16                 14,755.77                 12,092.00                11,317.54
01/31/17                 14,853.06                 12,117.00                11,358.38
02/28/17                 14,956.22                 12,143.00                11,394.08
03/31/17                 14,988.61                 12,158.00                11,395.71
04/30/17                 15,097.36                 12,196.00                11,421.24
05/31/17                 15,336.99                 12,234.00                11,456.92
06/30/17                 15,281.94                 12,227.00                11,446.61
07/31/17                 15,405.62                 12,265.00                11,478.11
08/31/17                 15,522.90                 12,315.00                11,509.90
09/30/17                 15,444.00                 12,307.00                11,496.74
10/31/17                 15,481.59                 12,322.00                11,498.22
11/30/17                 15,398.69                 12,292.00                11,456.74
12/31/17                 15,559.69                 12,310.00                11,469.27
01/31/18                 15,376.57                 12,304.00                11,480.09
02/28/18                 15,330.59                 12,297.00                11,483.96
03/31/18                 15,387.10                 12,304.00                11,482.94

                                   [END CHART]

                       Data from 3/31/08 through 3/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA TAX EXEMPT                 LIPPER SHORT
                               SHORT-TERM FUND                MUNICIPAL DEBT
                                   SHARES                      FUNDS AVERAGE
03/31/09                           4.39%                           3.58%
03/31/10                           3.00%                           1.87%
03/31/11                           2.70%                           1.41%
03/31/12                           2.53%                           1.38%
03/31/13                           2.02%                           0.99%
03/31/14                           1.81%                           0.82%
03/31/15                           1.56%                           0.72%
03/31/16                           1.47%                           0.75%
03/31/17                           1.44%                           0.85%
03/31/18                           1.59%                           1.07%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/09 to 3/31/18.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES(ADVISER SHARES)
(Ticker Symbol: UTESX)

--------------------------------------------------------------------------------
                                            3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                              $11.4 Million            $32.2 Million
Net Asset Value Per Share                   $10.42                   $10.46

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.135                   $0.122

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
     1 YEAR                     5 YEARS                SINCE INCEPTION 8/01/10
     0.91%                       0.52%                           1.24%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 3/31/18
--------------------------------------------------------------------------------
     UNSUBSIDIZED             1.21%             SUBSIDIZED              1.21%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/17**
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT        0.81%        AFTER REIMBURSEMENT       0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after July 31, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.21% on 3/31/18 and assuming marginal federal tax
rates of:                               24.00%     35.80%*    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:     1.59%      1.88%      1.98%      2.04%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          BLOOMBERG                 USAA TAX                  LIPPER SHORT
                          BARCLAYS                EXEMPT SHORT-                 MUNICIPAL
                          MUNICIPAL                TERM FUND                   DEBT FUNDS
                         BOND INDEX              ADVISER SHARES                  INDEX
07/31/10                 $10,000.00                $10,000.00                  $10,000.00
08/31/10                  10,228.95                 10,074.87                   10,033.38
09/30/10                  10,212.97                 10,085.31                   10,027.48
10/31/10                  10,184.68                 10,086.35                   10,033.79
11/30/10                   9,981.03                 10,049.96                   10,017.70
12/31/10                   9,787.61                 10,006.37                   10,001.73
01/31/11                   9,715.50                  9,997.77                   10,005.25
02/28/11                   9,870.17                 10,048.12                   10,025.68
03/31/11                   9,837.28                 10,068.74                   10,042.95
04/30/11                  10,013.45                 10,128.54                   10,076.96
05/31/11                  10,184.57                 10,196.15                   10,122.02
06/30/11                  10,220.10                 10,235.65                   10,143.97
07/31/11                  10,324.40                 10,293.76                   10,178.91
08/31/11                  10,501.03                 10,341.92                   10,210.92
09/30/11                  10,609.58                 10,353.30                   10,215.01
10/31/11                  10,570.14                 10,333.20                   10,201.02
11/30/11                  10,632.58                 10,362.76                   10,218.64
12/31/11                  10,834.86                 10,422.38                   10,251.55
01/31/12                  11,085.43                 10,478.59                   10,290.19
02/29/12                  11,096.35                 10,506.75                   10,313.95
03/31/12                  11,024.25                 10,486.24                   10,301.77
04/30/12                  11,151.44                 10,522.87                   10,326.96
05/31/12                  11,244.01                 10,558.72                   10,342.54
06/30/12                  11,231.93                 10,564.12                   10,346.69
07/31/12                  11,409.94                 10,598.09                   10,370.82
08/31/12                  11,422.94                 10,614.24                   10,379.58
09/30/12                  11,491.93                 10,627.28                   10,394.34
10/31/12                  11,524.36                 10,643.48                   10,399.39
11/30/12                  11,714.22                 10,671.47                   10,419.40
12/31/12                  11,569.44                 10,657.30                   10,403.34
01/31/13                  11,617.62                 10,661.62                   10,420.51
02/28/13                  11,652.81                 10,697.12                   10,436.63
03/31/13                  11,602.56                 10,711.77                   10,441.96
04/30/13                  11,729.74                 10,726.76                   10,454.63
05/31/13                  11,586.46                 10,711.89                   10,446.67
06/30/13                  11,258.38                 10,656.80                   10,397.54
07/31/13                  11,159.95                 10,660.80                   10,406.04
08/31/13                  11,000.68                 10,645.13                   10,392.95
09/30/13                  11,237.45                 10,668.85                   10,413.41
10/31/13                  11,326.23                 10,692.49                   10,440.05
11/30/13                  11,302.88                 10,696.72                   10,444.37
12/31/13                  11,274.02                 10,689.91                   10,444.99
01/31/14                  11,493.66                 10,732.65                   10,476.15
02/28/14                  11,628.43                 10,756.27                   10,502.91
03/31/14                  11,647.98                 10,749.21                   10,481.35
04/30/14                  11,787.93                 10,773.15                   10,503.08
05/31/14                  11,939.72                 10,796.81                   10,526.58
06/30/14                  11,950.07                 10,799.71                   10,525.07
07/31/14                  11,971.12                 10,801.48                   10,528.43
08/31/14                  12,116.12                 10,822.91                   10,544.69
09/30/14                  12,128.43                 10,824.00                   10,553.09
10/31/14                  12,211.57                 10,835.30                   10,562.01
11/30/14                  12,232.73                 10,836.28                   10,562.15
12/31/14                  12,294.37                 10,837.09                   10,554.11
01/31/15                  12,512.28                 10,868.36                   10,594.31
02/28/15                  12,383.26                 10,859.73                   10,577.28
03/31/15                  12,419.02                 10,850.33                   10,575.04
04/30/15                  12,353.82                 10,852.11                   10,569.45
05/31/15                  12,319.66                 10,823.46                   10,551.67
06/30/15                  12,308.51                 10,815.02                   10,556.16
07/31/15                  12,397.63                 10,836.38                   10,571.70
08/31/15                  12,422.01                 10,827.52                   10,575.73
09/30/15                  12,511.93                 10,859.78                   10,593.77
10/31/15                  12,561.73                 10,870.75                   10,611.53
11/30/15                  12,611.63                 10,871.34                   10,601.27
12/31/15                  12,700.29                 10,871.47                   10,604.84
01/31/16                  12,851.86                 10,911.45                   10,640.81
02/29/16                  12,871.98                 10,911.03                   10,655.63
03/31/16                  12,912.80                 10,900.13                   10,642.10
04/30/16                  13,007.79                 10,922.00                   10,661.04
05/31/16                  13,042.97                 10,922.00                   10,657.63
06/30/16                  13,250.42                 10,954.00                   10,692.30
07/31/16                  13,258.47                 10,964.00                   10,708.70
08/31/16                  13,276.41                 10,964.00                   10,708.34
09/30/16                  13,210.17                 10,955.00                   10,690.94
10/31/16                  13,071.49                 10,945.00                   10,685.68
11/30/16                  12,584.03                 10,830.00                   10,598.23
12/31/16                  12,731.80                 10,840.00                   10,610.52
01/31/17                  12,815.74                 10,860.00                   10,648.81
02/28/17                  12,904.75                 10,881.00                   10,682.28
03/31/17                  12,932.69                 10,892.00                   10,683.81
04/30/17                  13,026.53                 10,923.00                   10,707.74
05/31/17                  13,233.29                 10,955.00                   10,741.19
06/30/17                  13,185.80                 10,947.00                   10,731.53
07/31/17                  13,292.51                 10,967.00                   10,761.06
08/31/17                  13,393.71                 11,020.00                   10,790.86
09/30/17                  13,325.63                 11,010.00                   10,778.53
10/31/17                  13,358.06                 11,021.00                   10,779.91
11/30/17                  13,286.53                 10,991.00                   10,741.02
12/31/17                  13,425.44                 11,004.00                   10,752.77
01/31/18                  13,267.44                 10,996.00                   10,762.91
02/28/18                  13,227.77                 10,988.00                   10,766.54
03/31/18                  13,276.53                 10,991.00                   10,765.59

                                   [END CHART]

                       Data from 7/31/10 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA TAX EXEMPT                   LIPPER SHORT
                             SHORT-TERM FUND                  MUNICIPAL DEBT
                              ADVISER SHARES                  FUNDS AVERAGE
03/31/12                           2.28%                           1.38%
03/31/13                           1.77%                           0.99%
03/31/14                           1.56%                           0.82%
03/15/15                           1.32%                           0.72%
03/31/16                           1.21%                           0.75%
03/31/17                           1.16%                           0.85%
03/31/18                           1.30%                           1.07%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/18.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

General Obligation ....................................................... 23.9%
Hospital ................................................................. 17.1%
Electric Utilities ....................................................... 11.5%
Appropriated Debt ........................................................  7.0%
Education ................................................................  6.8%
Special Assessment/Tax/Fee ...............................................  6.0%
Toll Roads ...............................................................  4.6%
Oil & Gas Refining & Marketing ...........................................  2.1%
Sales Tax ................................................................  2.0%
Nursing/CCRC .............................................................  1.9%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        0.9%
AA                                                                        31.0%
A                                                                         38.1%
BBB                                                                       20.9%
BELOW INVESTMENT-GRADE                                                     1.9%
UNRATED                                                                    7.2%

                               [END OF PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                   -----------
                                      100%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Short-Term Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            MUNICIPAL OBLIGATIONS (100.0%)

            ALABAMA (0.6%)
$10,000     Black Belt Energy Gas District (67% of 1 mo.
              LIBOR + 0.90%) (Put Date 12/1/2023)(a)                       2.05%(b)      12/01/2048     $   10,000
                                                                                                        ----------
            ALASKA (1.1%)
  1,500     Housing Finance Corp. (LIQ - Federal Home
              Loan Bank ) (Put Date 4/6/2018)(c)                           1.63          12/01/2041          1,500
 15,000     Industrial Dev. & Export Auth.                                 3.50          12/01/2020         15,225
                                                                                                        ----------
                                                                                                            16,725
                                                                                                        ----------
            ARIZONA (4.7%)
 16,000     Health Facilities Auth. (MUNIPSA + 1.85%)
              (Put Date 2/5/2020)(a)                                       3.43(b)        2/01/2048         16,268
 25,000     Health Facilities Auth. (MUNIPSA + 1.85%)
             (Put Date 2/1/2023)(a)                                        3.43(b)        2/01/2048         25,945
 20,000     Phoenix IDA (LIQ - Barclays Bank plc)
              (LOC - Barclays Bank plc) (Put Date 4/6/2018)(c),(d)         1.62           6/01/2036         20,000
  8,600     Verrado Western Overlay Community Facilities District
              (LOC - Compass Bank) (Put Date 4/6/2018)(c)                  1.69           7/01/2029          8,600
  1,000     Yavapai County IDA                                             5.00           8/01/2019          1,038
  1,105     Yavapai County IDA                                             5.00           8/01/2020          1,177
                                                                                                        ----------
                                                                                                            73,028
                                                                                                        ----------
            ARKANSAS (1.4%)
 22,000     Dev. Finance Auth. (MUNIPSA + 1.10%)
              (Put Date 9/1/2019)(a)                                       2.68(b)        9/01/2044         22,026
                                                                                                        ----------
            CALIFORNIA (5.2%)
    500     Anaheim Public Financing Auth.                                 5.00           5/01/2022            559
    250     Anaheim Public Financing Auth.                                 5.00           5/01/2024            289
 15,000     Bay Area Toll Auth. (MUNIPSA + 0.70%)
              (Put Date 10/1/2019)(a)                                      2.28(b)        4/01/2047         15,084
  1,125     City of Irvine                                                 5.00           9/02/2021          1,233
 15,000     Foothill-Eastern Transportation Corridor Agency
              (Put Date 1/15/2020)(a)                                      5.00           1/15/2053         15,542
  8,000     Infrastructure & Economic Dev. Bank
              (MUNIPSA + 1.20%) (Put Date 6/1/2022)(a)                     2.78(b)        8/01/2037          8,112
    500     Los Angeles County                                             5.00           3/01/2021            544


================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 1,000     Los Angeles County                                             5.00%          9/01/2021     $    1,102
  2,000     Public Works Board                                             5.00           4/01/2019          2,070
  1,000     Public Works Board                                             5.00           4/01/2020          1,065
  1,500     Public Works Board                                             5.00           4/01/2021          1,640
  2,700     Public Works Board                                             5.00          11/01/2019          2,842
 20,000     Sacramento City Financing Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/6/2018)(c),(d)                                   1.68          12/01/2033         20,000
 11,200     Victorville JT Powers Finance Auth.
              (LOC - BNP Paribas) (Put Date 4/6/2018)(c)                   2.08           5/01/2040         11,200
                                                                                                        ----------
                                                                                                            81,282
                                                                                                        ----------
            COLORADO (2.2%)
  7,780     Arista Metropolitan District (LOC - Compass Bank)
              (Put Date 4/6/2018)(c)                                       1.69          12/01/2030          7,780
  1,250     Health Facilities Auth.                                        4.00          12/01/2019          1,292
  5,000     Health Facilities Auth. (LIQ - J.P.Morgan Chase & Co.)
              (Put Date 4/6/2018)(c),(d)                                   1.93           2/01/2019          5,000
 17,500     Health Facilities Auth. (LIQ - Bank of America Corp.)
              (Put Date 4/6/2018)(c),(d)                                   1.78          10/01/2041         17,500
  2,000     Public Highway Auth. (67% of 1 mo. LIBOR + 0.90%)
              (Put Date 9/1/2019)(a)                                       2.16(b)        9/01/2039          2,005
    275     Southlands Metropolitan District No. 1                         3.00          12/01/2022            275
  1,000     Southlands Metropolitan District No. 1                         3.50          12/01/2027            991
                                                                                                        ----------
                                                                                                            34,843
                                                                                                        ----------
            CONNECTICUT (1.0%)
  3,450     City of Bridgeport                                             5.00           8/15/2026          3,838
  2,235     City of West Haven (INS - Assured
              Guaranty Municipal Corp.)                                    5.00           8/01/2020          2,369
    215     City of West Haven                                             3.00          11/01/2018            215
    300     City of West Haven                                             3.00          11/01/2019            300
    800     City of West Haven                                             4.00          11/01/2021            817
    800     City of West Haven                                             5.00          11/01/2023            852
    815     City of West Haven                                             5.00          11/01/2024            872
    650     City of West Haven                                             5.00          11/01/2027            700
  5,000     Harbor Point Infrastructure Improvement District(d)            5.00           4/01/2022          5,382
                                                                                                        ----------
                                                                                                            15,345
                                                                                                        ----------
            DISTRICT OF COLUMBIA (1.3%)
 20,000     District of Columbia (LIQ - Deutsche Bank A.G.)
              (LOC - Deutsche Bank A.G.) (Put Date 4/6/2018)(c),(d)        1.83          10/01/2041         20,000
                                                                                                        ----------
            FLORIDA (6.0%)
  4,500     City of Gulf Breeze                                            3.10          12/01/2020          4,615
  1,000     City of Jacksonville                                           5.00          10/01/2019          1,048

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 4,580     City of Jacksonville                                           5.00%         10/01/2020     $    4,935
 13,540     City of Jacksonville (Put Date 4/2/2018)(c)                    1.74           5/01/2029         13,540
 19,300     Escambia County (Put Date 4/2/2018)(c)                         1.80           4/01/2039         19,300
  1,385     Higher Educational Facilities Financial Auth.                  5.00           4/01/2021          1,498
  3,165     Lee County IDA                                                 4.75          10/01/2022          3,409
  3,900     Martin County (Put Date 4/2/2018)(c)                           1.70           7/15/2022          3,900
  1,250     Miami Beach Health Facilities Auth.                            5.00          11/15/2020          1,337
  1,775     Miami Beach Health Facilities Auth.                            5.00          11/15/2019          1,852
  7,500     Miami-Dade County IDA                                          3.75          12/01/2018          7,608
  1,300     Miami-Dade County IDA (Put Date 4/2/2018)(c)                   1.74           6/01/2021          1,300
  2,820     Pinellas County Educational Facilities Auth.                   4.00          10/01/2020          2,910
 11,250     School Board of Miami-Dade County (INS - Assured
              Guaranty Corp.) (LIQ - Citigroup, Inc.)
              (Put Date 4/6/2018)(c),(d)                                   1.68           5/01/2018         11,250
  1,325     Southeast Overtown Park West
              Community Redev. Agency(d)                                   5.00           3/01/2020          1,399
  1,000     Southeast Overtown Park West
              Community Redev. Agency(d)                                   5.00           3/01/2023          1,112
  3,500     St. Lucie County (Put Date 4/2/2018)(c)                        1.74           9/01/2028          3,500
  8,975     Sunshine State Governmental Financing Commission               5.00           9/01/2018          9,103
                                                                                                        ----------
                                                                                                            93,616
                                                                                                        ----------
            GEORGIA (1.9%)
 10,000     Appling County Dev. Auth. (Put Date 4/1/2020)(a)               2.40           1/01/2038          9,911
  2,000     Heard County Dev. Auth. (Put Date 4/2/2018)(c)                 1.84           9/01/2029          2,000
  3,000     Monroe County Dev. Auth. (Put Date 4/2/2018)(c)                1.84          11/01/2048          3,000
  5,000     Monroe County Development Auth.
              (Put Date 6/21/2018)(a)                                      2.00           9/01/2037          5,001
  3,415     Private Colleges and Universities Auth.                        5.00          10/01/2018          3,468
  1,265     Private Colleges and Universities Auth.                        5.00          10/01/2019          1,319
  3,770     Private Colleges and Universities Auth.                        5.00          10/01/2020          4,022
  1,255     Private Colleges and Universities Auth.                        5.00          10/01/2019          1,309
                                                                                                        ----------
                                                                                                            30,030
                                                                                                        ----------
            GUAM (0.5%)
  1,500     Government                                                     5.00          12/01/2023          1,640
  2,000     Government                                                     5.00          12/01/2024          2,188
    860     Government Waterworks Auth.                                    5.00           7/01/2020            906
  1,000     Power Auth. (INS - Assured Guaranty Municipal Corp.)           5.00          10/01/2019          1,043
  1,500     Power Auth. (INS - Assured Guaranty Municipal Corp.)           5.00          10/01/2020          1,603
                                                                                                        ----------
                                                                                                             7,380
                                                                                                        ----------
            IDAHO (2.1%)
 15,000     American Falls Reservoir District (Put Date 4/6/2018)(c)       1.72           2/01/2025         15,000
 12,340     Housing & Finance Association (Put Date 4/6/2018)(a),(e)       1.76           1/01/2038         12,340

================================================================================

20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 5,000     Nez Perce County                                               2.75%         10/01/2024     $    4,935
                                                                                                        ----------
                                                                                                            32,275
                                                                                                        ----------
            ILLINOIS (8.8%)
 16,480     Chicago Board of Education (INS - Assured Guaranty
              Municipal Corp.) (LIQ - Citigroup, Inc.)
              (Put Date 4/6/2018)(c),(d)                                   2.08           7/01/2018         16,480
 10,000     Chicago Board of Education (LIQ - Deutsche Bank A.G.)
              (LOC - Deutsche Bank A.G.) (Put Date 4/6/2018)(c),(d)        1.91          12/01/2039         10,000
  1,720     Chicago Transit Auth.                                          5.00           6/01/2025          1,941
  1,000     Chicago Transit Auth.                                          5.00           6/01/2026          1,138
  4,000     Chicago Waterworks Revenue                                     5.00          11/01/2025          4,562
  1,000     Chicago Waterworks Revenue                                     5.00          11/01/2026          1,149
  2,000     Chicago Waterworks Revenue                                     5.00          11/01/2025          2,278
  2,500     Chicago Waterworks Revenue                                     4.00          11/01/2026          2,684
  1,735     City of Rosemont (INS - Assured
              Guaranty Municipal Corp.)                                    5.00          12/01/2022          1,905
  1,825     City of Rosemont (INS - Assured
              Guaranty Municipal Corp.)                                    5.00          12/01/2023          2,023
  1,915     City of Rosemont (INS - Assured
              Guaranty Municipal Corp.)                                    5.00          12/01/2024          2,136
 11,160     Cook County (LIQ - J.P.Morgan Chase & Co.)
              (Put Date 4/6/2018)(c),(d)                                   1.88          11/15/2020         11,160
  1,205     Cook County                                                    3.00          11/15/2018          1,214
  1,980     Finance Auth. (ETM)                                            5.00           2/15/2019          2,037
  2,410     Finance Auth.                                                  5.00           8/15/2018          2,438
  1,000     Finance Auth.                                                  5.00           7/01/2018          1,007
  1,000     Finance Auth.                                                  5.00           7/01/2019          1,035
  1,420     Finance Auth.                                                  5.00           7/01/2020          1,508
 10,000     Finance Auth.                                                  4.00           2/15/2025         10,693
  1,235     Madison County Community Unit School
              District No 7 Edwardsville (INS - Build
              America Mutual Assurance Co.)                                4.00          12/01/2018          1,251
  2,085     Madison County Community Unit School
              District No 7 Edwardsville (INS - Build
              America Mutual Assurance Co.)                                4.00          12/01/2020          2,172
  6,500     Railsplitter Tobacco Settlement Auth.                          5.00           6/01/2018          6,534
  4,160     Railsplitter Tobacco Settlement Auth.                          5.25           6/01/2020          4,435
  1,090     Railsplitter Tobacco Settlement Auth.                          5.25           6/01/2021          1,191
 17,390     Sports Facilities Auth. (LIQ - Deutsche Bank A.G.)
              (LOC - Deutsche Bank A.G.) (Put Date 4/6/2018)(c),(d)        1.76           6/15/2032         17,390
 10,000     State                                                          5.00          11/01/2018         10,141
 15,000     State (INS - Build America Mutual Assurance Co.)               5.00          11/01/2025         16,911
                                                                                                        ----------
                                                                                                           137,413
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            INDIANA (1.0%)
$ 5,000     Finance Auth.                                                  2.95%         10/01/2022     $    5,129
 10,000     Hammond Local Public Improvement Bond Bank                     2.38          12/31/2018         10,005
                                                                                                        ----------
                                                                                                            15,134
                                                                                                        ----------
            IOWA (0.3%)
  4,500     Finance Auth. (Put Date 4/6/2018)(c),(f)                       1.60           9/01/2036          4,500
                                                                                                        ----------
            KANSAS (0.1%)
  1,670     City of Wichita                                                3.00           9/01/2023          1,667
                                                                                                        ----------
            KENTUCKY (1.6%)
  5,000     Economic Dev. Finance Auth. (Put Date 6/1/2018)(a)             1.50           4/01/2031          5,000
  5,500     Economic Dev. Finance Auth. (Put Date 4/6/2018)(c)             1.73           5/01/2034          5,500
 15,000     Economic Dev. Finance Auth. (INS - Assured
              Guaranty Corp.) (LIQ - Citigroup, Inc.)
              (Put Date 4/6/2018)(c),(d)                                   1.65           6/01/2018         15,000
                                                                                                        ----------
                                                                                                            25,500
                                                                                                        ----------
            LOUISIANA (3.4%)
  6,000     Public Facilities Auth. (Put Date 4/6/2018)(c)                 1.66          12/01/2043          6,000
  8,800     Public Facilities Auth. (Put Date 4/2/2018)(c)                 1.72          12/01/2043          8,800
  4,000     St. Charles Parish (Put Date 6/1/2022)(a)                      4.00          12/01/2040          4,257
 14,000     St. James Parish (Put Date 4/6/2018)(c)                        1.80          11/01/2040         14,000
 14,400     St. James Parish (Put Date 4/6/2018)(c)                        1.80          11/01/2040         14,400
  5,000     Tobacco Settlement Financing Corp.                             5.00           5/15/2022          5,556
                                                                                                        ----------
                                                                                                            53,013
                                                                                                        ----------
            MARYLAND (1.0%)
  1,500     EDC                                                            5.00           6/01/2025          1,695
  2,000     EDC                                                            5.00           6/01/2026          2,269
  1,340     EDC                                                            5.00           6/01/2027          1,527
 10,760     Health and Higher Educational Facilities Auth.
              (LIQ - Deutsche Bank A.G.) (LOC - Deutsche
              Bank A.G.) (Put Date 4/6/2018)(c),(d)                        1.66           8/15/2042         10,760
                                                                                                        ----------
                                                                                                            16,251
                                                                                                        ----------
            MASSACHUSETTS (1.1%)
  1,250     Dev. Finance Agency                                            5.00           7/01/2025          1,438
  1,500     Dev. Finance Agency                                            5.00           7/01/2026          1,733
    835     Dev. Finance Agency (ETM)                                      5.00           1/01/2019            856
    560     Dev. Finance Agency                                            5.00           1/01/2019            571
 12,000     Dev. Finance Agency (MUNIPSA + 0.48%)
              (Put Date 1/29/2020)(a)                                      2.06(b)        7/01/2050         12,024
                                                                                                        ----------
                                                                                                            16,622
                                                                                                        ----------

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22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            MICHIGAN (0.3%)
$ 2,625     Grand Traverse County Hospital Finance Auth.                   5.00%          7/01/2019     $    2,728
  2,165     Grand Traverse County Hospital Finance Auth.                   5.00           7/01/2018          2,183
                                                                                                        ----------
                                                                                                             4,911
                                                                                                        ----------
            MINNESOTA (0.6%)
  7,000     Kanabec County                                                 2.75          12/01/2019          7,004
  1,250     St. Paul Housing and Redevelopment Auth. (ETM)                 5.00          11/15/2020          1,350
  1,575     St. Paul Housing and Redevelopment Auth. (ETM)                 5.00          11/15/2021          1,740
                                                                                                        ----------
                                                                                                            10,094
                                                                                                        ----------
            MISSISSIPPI (3.2%)
  1,000     Business Finance Corp. (Put Date 4/2/2018)(c)                  1.70          12/01/2030          1,000
  1,110     Business Finance Corp. (Put Date 4/2/2018)(c)                  1.70          12/01/2030          1,110
  7,000     Hospital Equipment & Facilities Auth.
              (MUNIPSA + 1.30%) (Put Date 8/15/2020)(a)                    2.88(b)        8/15/2036          7,016
 10,000     Hospital Equipment and Facilities Auth.                        5.00           9/01/2024         11,158
  9,500     Jackson County (Put Date 4/2/2018)(c),(f)                      1.70           6/01/2023          9,500
 20,100     Perry County Pollution Control (NBGA -
              Georgia-Pacific LLC) (Put Date 4/6/2018)(c),(d)              1.76           2/01/2022         20,100
                                                                                                        ----------
                                                                                                            49,884
                                                                                                        ----------
            MISSOURI (0.3%)
  5,000     Sikeston Electric System Revenue (INS - Build
              America Mutual Assurance Co.)                                5.00           6/01/2020          5,333
                                                                                                        ----------
            MONTANA (0.4%)
  6,000     City of Forsyth                                                2.00           8/01/2023          5,802
                                                                                                        ----------
            NEVADA (0.3%)
  4,400     Washoe County Gas and Water Facilities
              (Put Date 6/1/2022)(a)                                       3.00           3/01/2036          4,492
                                                                                                        ----------
            NEW JERSEY (13.2%)
  7,828     Borough of Collingswood                                        2.50           3/20/2019          7,886
  7,193     Borough of Flemington                                          2.50           1/15/2019          7,220
  7,095     Borough of Roselle                                             2.00           2/27/2019          7,101
    400     Building Auth. (ETM)                                           3.00           6/15/2023            416
  1,595     Building Auth. (ETM)                                           5.00           6/15/2024          1,847
    600     Building Auth.                                                 3.00           6/15/2023            589
  2,405     Building Auth.                                                 5.00           6/15/2024          2,621
  1,000     Casino Reinvestment Development Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          11/01/2024          1,109
 18,063     City of Newark                                                 2.50          11/30/2018         18,099
 20,000     EDA                                                            5.00           6/15/2022         21,542
  7,300     EDA (ETM)                                                      5.25           9/01/2019          7,663

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                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 2,700     EDA                                                            5.25%          9/01/2019     $    2,812
  7,000     EDA                                                            5.00           6/15/2023          7,613
  8,000     EDA                                                            5.00           6/15/2020          8,468
  7,000     EDA                                                            5.00           6/15/2021          7,546
  4,735     EDA                                                            5.00           9/01/2022          5,111
  1,860     EDA (LOC - Valley National Bank)
              (Put Date 4/6/2018)(c)                                       1.75           3/01/2031          1,860
  8,515     EDA (LOC - Valley National Bank)
              (Put Date 4/6/2018)(c)                                       1.87          11/01/2040          8,515
 11,100     EDA (LOC - Valley National Bank)
              (Put Date 4/6/2018)(c)                                       1.87          11/01/2040         11,100
  4,730     Educational Facilities Auth.                                   4.00           9/01/2024          4,862
  4,000     Educational Facilities Auth.                                   5.00           9/01/2023          4,359
  2,000     Health Care Facilities Financing Auth.                         5.00           7/01/2018          2,016
  2,000     Health Care Facilities Financing Auth.                         5.00           7/01/2019          2,079
  2,000     Health Care Facilities Financing Auth.                         5.00           7/01/2020          2,139
 15,000     Kearny Board of Education                                      2.25          10/05/2018         15,018
  7,538     Township of Vernon                                             2.50           3/22/2019          7,594
  3,160     Transportation Trust Fund Auth.
              (INS - National Public Finance Guarantee Corp.)              5.50          12/15/2020          3,409
  5,000     Transportation Trust Fund Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.25          12/15/2020          5,368
  1,500     Transportation Trust Fund Auth.                                5.00           6/15/2022          1,616
  3,835     Transportation Trust Fund Auth.                                5.00           6/15/2023          4,178
  5,095     Transportation Trust Fund Auth.                                5.00           6/15/2024          5,583
 10,000     Transportation Trust Fund Auth.
              (MUNIPSA + 1.20%) (Put Date 12/15/2021)(a)                   2.78(b)        6/15/2034         10,043
  8,598     Union City                                                     2.50           3/21/2019          8,644
                                                                                                        ----------
                                                                                                           206,026
                                                                                                        ----------
            NEW MEXICO (1.6%)
  5,000     City of Farmington (Put Date 4/1/2020)(a)                      1.87           4/01/2029          4,966
  5,000     City of Farmington (Put Date 4/1/2020)(a)                      1.88           4/01/2029          4,967
  7,000     City of Farmington (Put Date 4/1/2020)(a)                      1.88           4/01/2029          6,953
  6,000     City of Farmington (Put Date 10/1/2021)(a)                     1.88           4/01/2033          5,895
  2,000     City of Farmington (Put Date 6/1/2022)(a)                      2.12           6/01/2040          1,970
                                                                                                        ----------
                                                                                                            24,751
                                                                                                        ----------
            NEW YORK (13.1%)
  4,000     City of Elmira                                                 3.00           5/25/2018          4,001
 18,291     City of Long Beach                                             2.00           2/14/2019         18,311
  7,140     City of Newburgh                                               2.00           8/03/2018          7,138
 12,000     City of Oyster Bay                                             4.00           6/01/2018         12,037
 10,000     City of Oyster Bay                                             3.50           6/01/2018         10,023
  3,000     City of Oyster Bay(g)                                          2.00           2/15/2019          3,002

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24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 1,200     City of Poughkeepsie                                           4.00%          5/04/2018     $    1,201
  7,310     City of Yonkers (ETM)                                          5.00          10/01/2018          7,435
  1,200     Dormitory Auth.(d)                                             5.00          12/01/2024          1,337
  1,200     Dormitory Auth.(d)                                             5.00          12/01/2025          1,349
  6,000     Energy Research & Dev. Auth. (Put Date 5/1/2020)(a)            2.00           2/01/2029          5,990
  4,300     Energy Research & Dev. Auth. (LOC - Mizuho
              Bank Ltd.) (Put Date 4/6/2018)(c)                            1.61           5/01/2039          4,300
 14,300     Housing Finance Agency (LOC - Landesbank
              Hessen-Thuringen) (Put Date 4/2/2018)(c)                     1.77           5/01/2042         14,300
  4,100     Housing Finance Agency (LOC - Wells Fargo & Co.)
              (Put Date 4/6/2018)(c)                                       1.58          11/01/2046          4,100
  5,170     Monroe County                                                  5.00           6/01/2020          5,493
  8,000     MTA (MUNIPSA + 0.45%) (Put Date 11/15/2022)(a)                 2.03(b)       11/15/2044          7,991
 12,000     MTA (MUNIPSA + 0.58%) (Put Date 11/1/2019)(a)                  2.16(b)       11/01/2031         12,008
  6,000     Nassau County                                                  3.00           9/18/2018          6,038
 11,180     New York City (LOC - Mizuho Bank Ltd.)
              (Put Date 4/2/2018)(c)                                       1.75          10/01/2040         11,180
  7,700     New York City (LIQ - J.P.Morgan Chase & Co.)
              (Put Date 4/2/2018)(c)                                       1.73           8/01/2038          7,700
 12,000     New York City (MUNIPSA + 0.58%)                                2.16(b)        8/01/2027         12,012
  1,475     Rockland County                                                3.50          10/01/2018          1,488
  1,520     Rockland County                                                3.50          10/01/2019          1,556
  1,575     Rockland County                                                3.50          10/01/2020          1,616
    550     Rockland County                                                5.00          12/15/2018            562
  2,500     Rockland County (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           3/01/2023          2,786
  1,600     Rockland County (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           3/01/2024          1,806
 15,000     Suffolk County                                                 2.50           7/25/2018         15,038
  2,500     Suffolk County EDC                                             5.00           7/01/2019          2,589
  2,640     Suffolk County EDC                                             5.00           7/01/2020          2,806
 17,500     Tompkins-Seneca-Tioga Board of Cooperative
              Educational Services                                         2.25           6/29/2018         17,513
                                                                                                        ----------
                                                                                                           204,706
                                                                                                        ----------
            NORTH CAROLINA (0.7%)
  8,000     Capital Facilities Finance Agency (Put Date 6/1/2018)(a)       1.50           7/01/2034          8,000
  3,855     Medical Care Commission                                        5.00           7/01/2018          3,886
                                                                                                        ----------
                                                                                                            11,886
                                                                                                        ----------
            OHIO (1.0%)
  1,000     Higher Educational Facility Commission                         5.00           5/01/2021          1,076
    500     Higher Educational Facility Commission                         5.00           5/01/2022            547
    550     Higher Educational Facility Commission                         5.00           5/01/2023            608
  1,000     Higher Educational Facility Commission                         5.00           5/01/2024          1,119

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                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 1,150     Southeastern Port Auth.                                        5.00%         12/01/2021     $    1,214
  1,000     Southeastern Port Auth.                                        5.00          12/01/2025          1,080
  5,500     State (Put Date 4/6/2018)(a),(e)                               1.80           1/15/2045          5,500
  1,800     Water Development Auth.                                        1.55           7/01/2021          1,767
 10,000     Water Development Auth. (Put Date 6/3/2019)
              acquired 3/11/2014, cost $10,000(a),(i),(l)                  4.00           6/01/2033          3,163
                                                                                                        ----------
                                                                                                            16,074
                                                                                                        ----------
            OKLAHOMA (1.6%)
    500     Development Finance Auth.(g)                                   5.00           8/15/2023            555
    600     Development Finance Auth.(g)                                   5.00           8/15/2024            671
    550     Development Finance Auth.(g)                                   5.00           8/15/2025            621
 10,000     Garfield County Industrial Auth. (Put Date 4/6/2018)(c)        1.68           1/01/2025         10,000
 13,000     Muskogee Industrial Trust (Put Date 4/6/2018)(c)               1.65           1/01/2025         13,000
                                                                                                        ----------
                                                                                                            24,847
                                                                                                        ----------
            PENNSYLVANIA (10.1%)
  1,800     Allegheny County Hospital Dev. Auth.
              (LIQ - Royal Bank of Canada) (LOC - Royal
              Bank of Canada) (Put Date 4/2/2018)(c),(d)                   1.74           4/01/2022          1,800
 10,000     Beaver County IDA (Put Date 5/1/2018)(a)                       4.75           8/01/2020         10,025
  5,100     Beaver County IDA (Put Date 4/2/2018)
              acquired 9/12/2012, cost $5,100(a),(i),(l)                   2.70           4/01/2035          1,658
  7,575     Berks County Municipal Auth. (MUNIPSA + 1.50%)
              (Put Date 7/1/2022)(a)                                       3.08(b)       11/01/2039          7,703
  1,000     Bethlehem Auth. (INS - Build America
              Mutual Assurance Co.)                                        5.00          11/15/2020          1,076
    805     Chester County IDA                                             3.75          10/01/2024            820
  7,975     Coatesville School District                                    3.46(h)        8/15/2018          7,911
  1,165     Coatesville School District                                    3.86(h)        8/15/2019          1,127
  5,305     Coatesville School District                                    4.13(h)        8/15/2020          4,990
  1,000     Coatesville School District (INS - Assured
              Guaranty Municipal Corp.)                                    5.00           8/01/2024          1,142
    800     Coatesville School District (INS - Assured
              Guaranty Municipal Corp.)                                    5.00           8/01/2025            926
  2,000     Commonwealth Financing Auth.                                   5.00           6/01/2026          2,269
  1,980     Cumberland County Municipal Auth.                              3.25          12/01/2022          2,029
  1,195     Delaware County Auth.                                          5.00          10/01/2018          1,211
 18,475     Emmaus General Auth. (INS - Assured Guaranty
              Municipal Corp.) (LIQ - Wells Fargo & Co.)
              (Put Date 4/6/2018)(c)                                       1.70          12/01/2028         18,475
  7,000     Geisinger Auth. (67% of 1 mo. LIBOR + 1.07%)
              (Put Date 6/1/2024)(a)                                       2.33(b)        6/01/2028          7,071
    600     Higher Educational Facilities Auth.                            5.00           7/15/2020            637

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26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 1,090     Higher Educational Facilities Auth.                            5.00           7/15/2021          1,182
    500     Hospitals and Higher Education Facilities Auth.                5.00           7/01/2019            515
  1,595     Hospitals and Higher Education Facilities Auth.                5.00%          7/01/2022     $    1,727
    550     Luzerne County IDA (INS - Assured Guaranty
              Municipal Corp.)                                             5.00          12/15/2025            613
    500     Luzerne County IDA (INS - Assured Guaranty
              Municipal Corp.)                                             5.00          12/15/2026            555
  1,000     Luzerne County IDA (INS - Assured Guaranty
              Municipal Corp.)                                             5.00          12/15/2027          1,106
  5,000     Montgomery County IDA (Put Date 9/1/2020)(a)                   2.60           3/01/2034          5,015
  7,000     Northampton County General Purpose Auth.
              (MUNIPSA + 1.40%) (Put Date 8/15/2020)(a)                    2.98(b)        8/15/2043          7,041
  5,000     School District of Philadelphia                                5.00           9/01/2021          5,451
  5,500     School District of Philadelphia                                5.00           9/01/2022          6,071
  2,435     Scranton School District                                       5.00           6/01/2023          2,654
 21,900     Scranton School District (68% of 1 mo. LIBOR + 0.85%)
              (Put Date 4/1/2021)(a),(g)                                   2.13(b)        4/01/2031         21,900
 12,500     Turnpike Commission (MUNIPSA + 0.80%)
              (Put Date 12/1/2018)(a)                                      2.38(b)       12/01/2045         12,515
  6,500     Turnpike Commission (MUNIPSA + 0.98%)                          2.56(b)       12/01/2021          6,618
  6,000     Turnpike Commission (MUNIPSA + 1.15%)                          2.73(b)       12/01/2019          6,061
  6,000     Turnpike Commission (MUNIPSA + 1.27%)                          2.85(b)       12/01/2020          6,121
  1,570     West Mifflin School District (INS - Assured
              Guaranty Municipal Corp.)                                    5.00          10/01/2021          1,695
                                                                                                        ----------
                                                                                                           157,710
                                                                                                        ----------
            PUERTO RICO (0.1%)
  1,000     Industrial Tourist Educational Medical and
              Environmental Control Facilities Financing Auth.             5.00           4/01/2019          1,002
    700     Industrial Tourist Educational Medical and
              Environmental Control Facilities Financing Auth.             4.00           4/01/2020            684
                                                                                                        ----------
                                                                                                             1,686
                                                                                                        ----------
            TENNESSEE (0.2%)
  2,700     Chattanooga Health Educational & Housing
              Facility Board (Put Date 4/6/2018)(c)                        1.70           5/01/2039          2,700
                                                                                                        ----------
            TEXAS (5.7%)
  1,100     Austin Convention Enterprises, Inc.                            5.00           1/01/2024          1,244
    400     Austin Convention Enterprises, Inc.                            5.00           1/01/2025            456
    400     Austin Convention Enterprises, Inc.                            5.00           1/01/2027            450
    700     Decatur Hospital Auth.                                         5.00           9/01/2021            750
    780     Decatur Hospital Auth.                                         5.00           9/01/2024            848
  1,750     Harris County Cultural Education Facilities
              Finance Corp. (MUNIPSA + 0.60%)                              2.18(b)        6/01/2018          1,750

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 2,250     Harris County Cultural Education Facilities
              Finance Corp. (MUNIPSA + 0.70%)                              2.28(b)        6/01/2019          2,255
 12,680     Harris County Health Facilities Dev. Corp.
              (Put Date 4/2/2018)(c)                                       1.72%         12/01/2041     $   12,680
    480     Harris County Municipal Utility District
              (INS - Build America Mutual Assurance Co.)                   3.00           3/01/2020            490
    565     Harris County Municipal Utility District
              (INS - Build America Mutual Assurance Co.)                   3.00           3/01/2021            580
    650     Harris County Municipal Utility District
              (INS - Build America Mutual Assurance Co.)                   3.00           3/01/2022            668
    520     Harris County Municipal Utility District
              (INS - Build America Mutual Assurance Co.)                   3.00           3/01/2023            534
  1,750     Irving Hospital Auth. (MUNIPSA + 1.10%)
              (Put Date 10/15/2023)(a)                                     2.68(b)       10/15/2044          1,750
  3,000     Karnes County Hospital District                                5.00           2/01/2024          3,191
  1,250     New Hope Cultural Education Facilities Finance Corp.           5.00           7/01/2023          1,061
  2,300     New Hope Cultural Education Facilities Finance Corp.           5.00           7/01/2024          1,948
  2,135     New Hope Cultural Education Facilities Finance Corp.           5.00           7/01/2025          1,807
  4,000     North Texas Tollway Auth. (MUNIPSA + 0.67%)
              (Put Date 1/1/2020)(a)                                       2.25(b)        1/01/2038          4,007
  4,000     North Texas Tollway Auth. (MUNIPSA + 0.80%)
              (Put Date 1/1/2019)(a)                                       2.38(b)        1/01/2050          4,004
  9,355     Northside ISD (NBGA - Texas Permanent School Fund)
              (Put Date 8/1/2020)(a)                                       2.12           8/01/2040          9,364
 14,005     Port of Port Arthur Navigation District
              (Put Date 4/2/2018)(c)                                       1.78          11/01/2040         14,005
 14,225     Port of Port Arthur Navigation District
              (Put Date 4/2/2018)(c)                                       1.80          11/01/2040         14,225
  7,175     Red River Auth. (INS - National Public
              Finance Guarantee Corp.)                                     4.45           6/01/2020          7,576
  3,100     Rockwall ISD (LIQ - Wells Fargo & Co.)
              (NBGA - Texas Permanent School Fund)
              (Put Date 4/6/2018)(c)                                       1.65           8/01/2037          3,100
                                                                                                        ----------
                                                                                                            88,743
                                                                                                        ----------
            VIRGINIA (0.4%)
  3,200     Housing Dev. Auth.                                             3.05           9/01/2018          3,220
    800     Loudoun County EDA (Put Date 4/6/2018)(c)                      1.57           2/15/2038            800
  3,506     Marquis Community Dev. Auth. acquired 3/01/2012,
              cost $2,829(i),(j),(m)                                       5.10           9/01/2036          2,114
  5,111     Marquis Community Dev. Auth. acquired 3/01/2012,
              cost $979(i),(j),(m)                                         5.63(h)        9/01/2041            260
  1,074     Marquis Community Dev. Auth., 7.50%, 09/01/2021
              acquired 10/27/2015, cost $843(d),(i),(m)                    7.50(k)        9/01/2045            651
                                                                                                        ----------
                                                                                                             7,045
                                                                                                        ----------

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28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            WASHINGTON (0.3%)
$ 2,000     Health Care Facilities Auth.                                   5.00%          8/15/2026     $    2,292
  2,175     Health Care Facilities Auth.                                   5.00           8/15/2027          2,511
                                                                                                        ----------
                                                                                                             4,803
                                                                                                        ----------
            WEST VIRGINIA (1.2%)
 10,000     EDA                                                            3.25           5/01/2019         10,067
  5,500     EDA (Put Date 4/1/2019)(a)                                     1.90           3/01/2040          5,480
  3,000     Mason County (Put Date 10/1/2018)(a)                           1.63          10/01/2022          2,994
                                                                                                        ----------
                                                                                                            18,541
                                                                                                        ----------
            WISCONSIN (0.4%)
  1,200     Health and Educational Facilities Auth. (ETM)                  5.00           8/15/2021          1,325
  3,500     Health and Educational Facilities Auth.                        2.65          11/01/2020          3,463
  1,500     Public Finance Auth.(d)                                        3.50          11/15/2023          1,511
                                                                                                        ----------
                                                                                                             6,299
                                                                                                        ----------
            Total Municipal Obligations (cost: $1,568,586)                                               1,562,983
                                                                                                        ----------

            TOTAL INVESTMENTS (COST: $1,568,586)                                                        $1,562,983
                                                                                                        ==========
------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1                LEVEL 2               LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Municipal Obligations                          $-             $1,559,958                $3,025          $1,562,983
------------------------------------------------------------------------------------------------------------------
Total                                          $-             $1,559,958                $3,025          $1,562,983
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                  MUNICIPAL OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                               $     -
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                       4,093
Transfers out of Level 3                                                                                         -
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                         (1,068)
------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2018                                                                               $ 3,025
------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of April 1, 2017, through March 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                 TRANSFERS                 TRANSFERS                     TRANSFERS
                                             INTO (OUT OF)             INTO (OUT OF)                 INTO (OUT OF)
ASSETS ($ IN 000s)                                 LEVEL 1                   LEVEL 2                       LEVEL 3
------------------------------------------------------------------------------------------------------------------
Municipal Obligations(I)                                $-                  $(4,093)                        $4,093
------------------------------------------------------------------------------------------------------------------
Total                                                   $-                  $(4,093)                        $4,093
------------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

------------------------------------------------------------------------------------------------------------------
                          QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS*
------------------------------------------------------------------------------------------------------------------
                                          FAIR VALUE AT                               SIGNIFICANT
                                          MARCH 31, 2018          VALUATION           UNOBSERVABLE          RANGE/
ASSETS                                     ($ IN 000's)          TECHNIQUE(S)           INPUT(S)             VALUE
------------------------------------------------------------------------------------------------------------------
Municipal Obligations                         $3,025              Discounted           Comparable            6%-8%
                                                                   cash flow            Discount
                                                                                      Adjustment(a)
------------------------------------------------------------------------------------------------------------------

(a)Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

*Quantitative Information table includes certain Level 3 securities using discounted cash flow.

An increase in the comparable discount adjustment will decrease the value of the security.

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA        Economic Development Authority
    EDC        Economic Development Corp.
    ETM        Escrowed to final maturity
    IDA        Industrial Development Authority/Agency
    ISD        Independent School District
    LIBOR      London Interbank Offered Rate
    MTA        Metropolitan Transportation Authority
    MUNIPSA    Securities Industry and Financial Markets Association
               (SIFMA) Municipal Swap Index

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (b) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represent the rate at March 31, 2018.

    (c) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

         Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

    (f) At March 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (g) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (i) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at March 31, 2018, was $7,846,000, which represented 0.5% of the Fund's net assets.

    (j) Restricted security that is not registered under the Securities Act of 1933.

    (k) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (l) At March 31,2018, the issuer was in default with respect to interest and/or principal payments.

    (m)  Security was fair valued at Level 3.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,568,586)                            $1,562,983
   Cash                                                                                              234
   Receivables:
      Capital shares sold                                                                          2,867
      USAA Asset Management Company (Note 6C)                                                          2
      Interest                                                                                     9,931
                                                                                              ----------
         Total assets                                                                          1,576,017
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                        11,842
      Capital shares redeemed                                                                        844
      Dividends on capital shares                                                                    472
   Accrued management fees                                                                           372
   Accrued transfer agent's fees                                                                      30
   Other accrued expenses and payables                                                               114
                                                                                              ----------
         Total liabilities                                                                        13,674
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,562,343
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,587,547
   Overdistribution of net investment income                                                        (243)
   Accumulated net realized loss on investments                                                  (19,358)
   Net unrealized depreciation of investments                                                     (5,603)
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,562,343
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,550,994/148,990 capital
         shares outstanding, no par value)                                                    $    10.41
                                                                                              ==========
      Adviser Shares (net assets of $11,349/1,089 capital
         shares outstanding, no par value)                                                    $    10.42
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                               $33,518
                                                                                                 -------

EXPENSES
   Management fees                                                                                 4,506
   Administration and servicing fees:
      Fund Shares                                                                                  2,384
      Adviser Shares                                                                                  31
   Transfer agent's fees:
      Fund Shares                                                                                    748
      Adviser Shares                                                                                   4
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                                  52
   Custody and accounting fees:
      Fund Shares                                                                                    218
      Adviser Shares                                                                                   3
   Postage:
      Fund Shares                                                                                     38
   Shareholder reporting fees:
      Fund Shares                                                                                     25
   Trustees' fees                                                                                     36
   Registration fees:
      Fund Shares                                                                                     86
      Adviser Shares                                                                                  23
   Professional fees                                                                                  95
   Other                                                                                              33
                                                                                                 -------
         Total expenses                                                                            8,282
   Expenses reimbursed:
      Adviser Shares                                                                                 (5)
                                                                                                 -------
         Net expenses                                                                              8,277
                                                                                                 -------
NET INVESTMENT INCOME                                                                             25,241
                                                                                                 -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                                (119)
   Change in net unrealized appreciation/(depreciation)                                           (4,699)
                                                                                                 -------
         Net realized and unrealized loss                                                        (4,818)
                                                                                                 -------
   Increase in net assets resulting from operations                                              $20,423
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS | 35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------
                                                                           2018                     2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $   25,241               $   24,889
   Net realized loss on investments                                        (119)                    (744)
   Change in net unrealized
      appreciation/(depreciation) of investments                         (4,699)                 (22,639)
                                                                     -----------------------------------
      Increase in net assets resulting from operations                   20,423                    1,506
                                                                     -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                      (25,139)                 (24,526)
      Adviser Shares                                                      (265)                    (322)
                                                                     -----------------------------------
         Distributions to shareholders                                 (25,404)                 (24,848)
                                                                     -----------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                         (113,714)                 (67,403)
   Adviser Shares                                                       (20,844)                   1,536
                                                                     -----------------------------------
      Total net decrease in net assets from capital
         share transactions                                            (134,558)                 (65,867)
                                                                     -----------------------------------
   Net decrease in net assets                                          (139,539)                 (89,209)

NET ASSETS
   Beginning of year                                                  1,701,882                1,791,091
                                                                     -----------------------------------
   End of year                                                       $1,562,343               $1,701,882
                                                                     ===================================
Overdistribution of net investment income:
   End of year                                                       $     (243)              $      (39)
                                                                     ===================================

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Tax Exempt Short-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon,

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

        maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2018, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $11,842,000, of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $12,000, which represents 2.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $41,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                                     2018               2017
                                                 ------------------------------
Tax-exempt income                                $25,404,000        $24,848,000

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                    $    228,000
Accumulated capital and other losses                                (19,358,000)
Unrealized depreciation of investments                               (5,603,000)

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2018, the Fund had net capital loss carryforwards of $19,358,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                            CAPITAL LOSS CARRYFORWARDS
                     ----------------------------------------
                                   TAX CHARACTER
                     ----------------------------------------
                     (NO EXPIRATION)                BALANCE
                     --------------               -----------
                     Short-Term                   $   597,000
                     Long-Term                     18,761,000
                                                  -----------
                     Total                        $19,358,000
                                                  ===========

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                             NET
                                           GROSS             GROSS         UNREALIZED
                                         UNREALIZED        UNREALIZED    APPRECIATION /
FUND                   TAX COST         APPRECIATION      DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Tax Exempt
  Short-Term Fund   $1,568,586,000      $10,030,000       $(15,633,000)   $(5,603,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $231,334,000 and $377,326,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                        YEAR ENDED                  YEAR ENDED
                                       MARCH 31, 2018              MARCH 31, 2017
    --------------------------------------------------------------------------------
                                     SHARES       AMOUNT        SHARES        AMOUNT
                                    ------------------------------------------------
    FUND SHARES:
    Shares sold                      27,862     $ 291,671       39,459     $ 414,993
    Shares issued from reinvested
      dividends                       2,051        21,468        2,014        21,204
    Shares redeemed                 (40,758)     (426,853)     (47,882)     (503,600)
                                    ------------------------------------------------
    Net decrease from capital
      share transactions            (10,845)    $(113,714)      (6,409)    $ (67,403)
                                    ================================================
    ADVISER SHARES:
    Shares sold                       1,695     $  17,743        3,742     $  39,240
    Shares issued from reinvested
      dividends                          17           184           20           210
    Shares redeemed                  (3,702)      (38,771)      (3,612)*     (37,914)*
                                    ------------------------------------------------
    Net increase (decrease) from
      capital share transactions     (1,990)    $ (20,844)         150     $   1,536
                                    ================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Short Municipal Debt Funds category.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                               +/- 4
    +/- 51 to 100                              +/- 5
    +/- 101 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $4,506,000, which included a performance adjustment of (0.01)% for the Adviser Shares of $(2,000). The Fund Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2018, the Fund

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,384,000 and $31,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $24,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through July 31, 2018, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2018, the Adviser Shares incurred reimbursable expenses of $5,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $748,000 and $4,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of less than $500 at March 31, 2018, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $52,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

(9) UPCOMING ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                               ------------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    10.45       $    10.59       $    10.68       $    10.71       $    10.84
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .16              .15              .16              .17              .19
  Net realized and
    unrealized loss                  (.03)            (.14)            (.09)            (.03)            (.13)
                               ------------------------------------------------------------------------------
Total from
  investment operations               .13              .01              .07              .14              .06
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.17)            (.15)            (.16)            (.17)            (.19)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $    10.41       $    10.45       $    10.59       $    10.68       $    10.71
                               ==============================================================================
Total return (%)*                    1.21              .09              .62             1.29              .60
Net assets at
  end of period (000)          $1,550,994       $1,669,691       $1,760,074       $1,929,648       $2,031,383
Ratios to average
  net assets:**
  Expenses (%)                        .51              .54(a)           .55(a)          .55(a)            .55(a)
  Net investment income (%)          1.57             1.43             1.47            1.56              1.81
Portfolio turnover (%)                 25               34               25              30                14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $1,588,819,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                                  -------------------------------------------------------------------
                                     2018           2017           2016           2015           2014
                                  -------------------------------------------------------------------
Net asset value at
  beginning of period             $ 10.46        $ 10.59        $ 10.67        $ 10.71        $ 10.84
                                  -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .13            .12            .13            .14            .17
  Net realized and
    unrealized loss                  (.03)          (.13)          (.08)          (.04)          (.13)
                                  -------------------------------------------------------------------
Total from investment
  operations                          .10           (.01)           .05            .10            .04
                                  -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.14)          (.12)          (.13)          (.14)          (.17)
Redemption fees added to
  beneficial interests                  -              -            .00(a)           -              -
                                  -------------------------------------------------------------------
Net asset value at
  end of period                   $ 10.42        $ 10.46        $ 10.59        $ 10.67        $ 10.71
                                  ===================================================================
Total return (%)*                     .91           (.08)           .46            .94            .35
Net assets at
  end of period (000)             $11,349        $32,191        $31,017        $16,805        $11,186
Ratios to average
  net assets:**
  Expenses (%)                        .80            .80(b)         .80(b)         .80(b)         .80(b)
  Expenses, excluding
    reimbursements (%)                .83            .81(b)         .83(b)         .98(b)         .94(b)
  Net investment income (%)          1.27           1.16           1.17           1.32           1.55
Portfolio turnover (%)                 25             34             25             30             14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $20,817,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2017 -
                                      OCTOBER 1, 2017         MARCH 31, 2018          MARCH 31, 2018
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $  999.70                  $2.54

Hypothetical
  (5% return before expenses)             1,000.00               1,022.39                   2.57

ADVISER SHARES
Actual                                    1,000.00                 998.30                   3.99

Hypothetical
  (5% return before expenses)             1,000.00               1,020.94                   4.03

*Expenses are equal to the annualized expense ratio of 0.51% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.03)% for Fund Shares and (0.17)% for Adviser Shares for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

56  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

60  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40856-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TARGET MANAGED ALLOCATION FUND]

 ============================================================

         ANNUAL REPORT
         USAA TARGET MANAGED ALLOCATION FUND
         MARCH 31, 2018

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short-and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              8

    Report of Independent Registered
      Public Accounting Firm                                                   9

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      15

    Notes to Financial Statements                                             18

EXPENSE EXAMPLE                                                               33

TRUSTEES' AND OFFICERS' INFORMATION                                           35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
[PHOTO OF WASIF A. LATIF]             [PHOTO OF BRIAN HERSCOVICI]

 WASIF A. LATIF                        BRIAN HERSCOVICI, CFA
 USAA Asset                            USAA Asset
 Management Company                    Management Company
--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended March 31, 2018, the financial markets produced mixed returns, with healthy gains for stocks but a weaker showing for bonds. This performance gap reflected the diverse influence that improving global growth had on the two categories.

    Worldwide economic conditions strengthened considerably in 2017, which stood in contrast to the generally sluggish growth that characterized most of this decade. Whereas the United States generally has been the primary driver of the global economy in recent years, the past 12 months also saw a distinct improvement in growth across Europe, Japan, and the emerging markets. China, in particular, re-emerged as an important driver of global growth. These favorable trends were reflected in corporate results, fueling strength in both revenues and bottom-line earnings. The passage of sweeping tax reform in the United States, including a reduction in the corporate tax rate to 21%, provided a further boost to the growth outlook in late 2017.

    In this environment, the world stock markets experienced a steady advance from the beginning of the reporting period through the end of January 2018. However, stronger growth also stoked inflation fears and fostered concerns that the Federal Reserve may raise interest rates more quickly than investors had been expecting. The prospect of tighter monetary policy led to a spike in bond yields in February 2018, alarming.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    the equity markets. Subsequently, worries about the potential for more protectionist trade policies in the United States fueled another setback in March 2018.

    Despite the volatility that occurred late in the reporting period, the key stock indexes finished with positive returns thanks to their earlier rally. Developed-and emerging-market international stocks, which were aided by the weakness in the U.S. dollar, also posted strong gains.

    Conversely, the improving outlook for growth weighed heavily on interest-rate sensitive segments of the bond market. High-yield bonds, which were aided by rising corporate earnings and generally robust investor risk appetites, posted a gain and outperformed investment-grade issues.

o HOW DID THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2018, the Fund had a total return of 8.48%. This compares to total returns of 14.85% for the MSCI All-Country World Index and 1.52% for the Bloomberg Barclays U.S. Universal Bond Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    On average, domestic mid-cap stocks made up the largest allocation in the Fund in 2017. The Fund had a position in a Vanguard Mid-Cap ETF throughout the full 12 months, and added a position in the iShares Core S&P Mid-Cap ETF in November 2017. Mid-cap stocks generated robust, double-digit gains, which made a positive contribution to the Fund's performance.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    The Fund maintained a steady allocation to developed-market international stocks, which allowed it to capitalize on their outperformance compared to domestic stocks. We achieved the Fund's exposure to the asset class through a combination of investments in exchange-traded funds (ETFs) and futures on stock indexes in Europe and Japan.

    Emerging-market equities were an important component of the Fund's portfolio, with a weighting that increased steadily through the reporting period and was consistently above the weighting for developed-market foreign stocks. The Fund had a larger allocation to the emerging markets than the equity benchmark, so this aspect of the Fund's positioning added to its performance. As was the case in the developed-market portfolio, the Fund invested in both futures and a basket of ETFs.

    The Fund's fixed-income positioning had a small, but positive effect on its performance. The Fund had a large allocation to bonds at the beginning of the reporting period and reduced it steadily by the end of March 31, 2018. This enabled the Fund to capitalize on the moderate gains for bonds over the first nine months of the reporting period, while largely avoiding the downturn that occurred in the first calendar quarter of 2018.

    The Fund's commodity exposure, though relatively limited, was a net detractor from its performance. We eliminated positions in ETFs linked to physical commodities in June 2017 but maintained investments in two funds that invest in energy stocks: SPDR S&P Oil & Gas Exploration & Production ETF and VanEck Vectors Oil Services ETF. Both finished with a negative return, detracting from the Fund's performance.

    A small allocation of the Fund's portfolio to real estate investment trusts (REITs) also was a modest detractor from performance. While the strength in property prices created a supportive backdrop for REITs, concerns about rising interest rates led to underperformance for lower-risk, higher-dividend market segments.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    USAA offers six funds in the Target Retirement Series, each of which employs a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our continuous assessment of market opportunities and risks, we apply tactical asset allocation decisions, overweighting or underweighting the various asset classes in each fund compared to its respective strategic allocation. The Target Managed Allocation Fund allows us to make allocation changes to the Target Retirement Series funds more quickly and with less disruption to the other underlying funds within the portfolio. The Fund's asset allocation therefore reflects the need to round out the portfolios of the other underlying funds in the Target Retirement series, rather than representing an active strategy. The Fund primarily uses ETFs and futures to implement the asset allocation views since they are highly liquid vehicles that allow us to apply our tactical allocation decisions more quickly and efficiently.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks.
    o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
    o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Asset allocation does not protect against a loss or guarantee that an investor's goal will be met.

================================================================================

4  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

USAA TARGET MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UTMAX)

--------------------------------------------------------------------------------
                                            3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                              $487.6 Million          $462.8 Million
Net Asset Value Per Share                   $11.22                   $10.46

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
   1 YEAR                                              SINCE INCEPTION 8/7/15
   8.48%                                                       5.91%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 3/31/17*
--------------------------------------------------------------------------------
                                   0.94%

            (Includes acquired fund fees and expenses of 0.30%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     USAA TARGET             BLOOMBERG BARCLAYS
                       MSCI ALL-COUNTRY          MANAGED ALLOCATION            U.S. UNIVERSAL
                         WORLD INDEX                    FUND                      BOND INDEX
07/31/15                 $10,000.00                  $10,000.00                  $10,000.00
08/31/15                   9,314.49                    9,680.00                    9,970.55
09/30/15                   8,977.04                    9,510.00                   10,009.49
10/31/15                   9,681.60                    9,820.00                   10,041.51
11/30/15                   9,601.65                    9,750.00                   10,004.94
12/31/15                   9,428.49                    9,578.00                    9,954.93
01/31/16                   8,859.65                    9,305.00                   10,064.84
02/29/16                   8,798.91                    9,366.00                   10,136.40
03/31/16                   9,450.98                    9,609.00                   10,260.54
04/30/16                   9,590.49                    9,730.00                   10,330.51
05/31/16                   9,602.57                    9,740.00                   10,338.62
06/30/16                   9,544.44                   10,014.00                   10,520.48
07/31/16                   9,955.75                   10,287.00                   10,607.26
08/31/16                   9,989.24                   10,297.00                   10,618.72
09/30/16                  10,050.45                   10,368.00                   10,621.29
10/31/16                   9,879.85                   10,267.00                   10,550.72
11/30/16                   9,954.93                   10,297.00                   10,313.51
12/31/16                  10,169.98                   10,386.00                   10,344.15
01/31/17                  10,448.08                   10,550.00                   10,380.72
02/28/17                  10,741.18                   10,704.00                   10,460.78
03/31/17                  10,872.55                   10,735.00                   10,457.42
04/30/17                  11,042.02                   10,817.00                   10,544.20
05/31/17                  11,285.85                   10,868.00                   10,625.44
06/30/17                  11,337.17                   10,878.00                   10,616.35
07/31/17                  11,653.98                   11,053.00                   10,669.33
08/31/17                  11,698.64                   11,042.00                   10,761.45
09/30/17                  11,924.65                   11,258.00                   10,723.49
10/31/17                  12,172.28                   11,473.00                   10,736.34
11/30/17                  12,407.92                   11,617.00                   10,720.13
12/31/17                  12,607.96                   11,790.00                   10,767.38
01/31/18                  13,319.23                   12,185.00                   10,663.79
02/28/18                  12,759.86                   11,583.00                   10,562.58
03/31/18                  12,486.74                   11,645.00                   10,615.96

                                   [END CHART]

                       Data from 7/31/15 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Managed Allocation Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Bloomberg Barclays U.S. Universal Bond Index comprising of U.S. dollar-denominated, taxable bonds that are related investment grade or below investment grade.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and Bloomberg Barclays U.S. Universal Bond Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

                        o ASSET ALLOCATION - 3/31/18** o

                         [PIE CHART OF ASSET ALLOCATION]

DOMESTIC EXCHANGE-TRADED FUNDS*                                            62.8%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       32.4%
FIXED-INCOME EXCHANGE-TRADED FUNDS*                                         2.2%
BONDS                                                                       0.8%
MONEY MARKET INSTRUMENTS                                                    0.7%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**Does not include options, futures, and short term collateral purchased from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for the complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                          DIVIDEND RECEIVED                     QUALIFIED
                         DEDUCTION (CORPORATE                   INTEREST
                           SHAREHOLDERS)(1)                      INCOME
                         ------------------------------------------------
                                 2.83%                           $73,000
                         ------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended March 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TARGET MANAGED ALLOCATION
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Target Managed Allocation Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.4%)

              EXCHANGE-TRADED FUNDS (97.4%)

              DOMESTIC EXCHANGE-TRADED FUNDS (62.8%)
              -------------------------------------
    598,420   iShares Core S&P Mid-Cap ETF                                                      $112,246
    110,000   iShares Core U.S. REIT ETF                                                           4,958
    518,656   SPDR S&P Oil & Gas Exploration & Production ETF                                     18,267
    457,662   VanEck Vectors Oil Services ETF(a)                                                  10,924
    917,654   Vanguard Mid-Cap ETF(a)                                                            141,511
    138,085   Vanguard REIT ETF                                                                   10,421
     52,450   Vanguard Small-Cap ETF                                                               7,706
                                                                                                --------
              Total Domestic Exchange-Traded Funds                                               306,033
                                                                                                --------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (2.2%)
              ----------------------------------------
     95,608   iShares TIPS Bond ETF                                                               10,809
                                                                                                --------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (32.4%)
    404,270   iShares Core MSCI Emerging Markets ETF(a)                                           23,609
    211,980   iShares Currency Hedged MSCI Eurozone ETF(a)                                         6,220
    259,831   iShares Edge MSCI Minimum Vol Emerging Markets ETF(a)                               16,198
    161,380   iShares MSCI Eurozone ETF                                                            6,996
    177,452   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio(a)                         7,923
  1,646,238   PowerShares FTSE RAFI Emerging Markets Portfolio(a)                                 38,703
    561,061   Schwab Fundamental Emerging Markets Large Company Index ETF(a)                      17,499
    726,606   WisdomTree Japan Hedged Equity Fund(a)                                              40,697
                                                                                                --------
              Total International Exchange-Traded Funds                                          157,845
                                                                                                --------
              Total Exchange-Traded Funds (cost: $416,521)                                       474,687
                                                                                                --------
              Total Equity Securities (cost: $416,521)                                           474,687
                                                                                                --------
--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------------
              BONDS (0.8%)

              U.S. TREASURY SECURITIES (0.8%)

              NOTES (0.8%)(B)
$     4,000   1.88%, 04/30/2022(c) (cost: $4,010)                                                  3,902
                                                                                                --------
              Total U.S. Treasury Securities (cost: $4,010)                                        3,902
                                                                                                --------

================================================================================

10  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
  3,400,040   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.51%(a),(d) (cost: $3,400)                                      $  3,400
                                                                                                --------

              TOTAL INVESTMENTS (COST: $423,931)                                                $481,989
                                                                                                ========

---------------------------------------------------------------------------------------------------------
                                                                                               UNREALIZED
                                                                 NOTIONAL        CONTRACT    APPRECIATION/
NUMBER OF                                    EXPIRATION           AMOUNT           VALUE    (DEPRECIATION)
CONTRACTS     DESCRIPTION                       DATE               (000)           (000)             (000)
---------------------------------------------------------------------------------------------------------
              FUTURES (22.4%)

              LONG FUTURES

              EQUITY CONTRACTS
         14   Amsterdam
                Exchange Index              04/20/2018         EUR        1,496   $   1,819           (22)
        106   CAC 40 10 Euro                04/20/2018         EUR        5,564       6,723          (124)
         17   DAX Index                     06/15/2018         EUR        5,255       6,338          (128)
         10   FTSE MIB Index                06/15/2018         EUR        1,112       1,351           (17)
         17   IBEX 35 Index                 04/20/2018         EUR        1,637       2,002           (12)
        436   MSCI Emerging
                Markets Index               06/15/2018         USD       26,529      25,894          (635)
         91   OMX Stockholm 30
                Index                       04/20/2018         SEK       14,124       1,661           (31)
         56   Swiss Market Index            06/15/2018         CHF        4,885       5,036           (74)
        156   TOPIX Index                   06/07/2018         JPY    2,666,453      25,019           (40)
                                                                                  ---------     ---------

              TOTAL EQUITY CONTRACTS                                              $  75,843     $  (1,083)
                                                                                  ---------     ---------


              FOREIGN EXCHANGE CONTRACTS
      1,200   Dollar Index                  06/18/2018         USD      107,315     107,774            460
                                                                                  ---------     ----------

              TOTAL LONG FUTURES                                                  $ 183,617     $     (623)
                                                                                  ---------     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                               UNREALIZED
                                                                 NOTIONAL        CONTRACT    APPRECIATION/
NUMBER OF                                    EXPIRATION           AMOUNT           VALUE    (DEPRECIATION)
CONTRACTS     DESCRIPTION                       DATE               (000)           (000)             (000)
---------------------------------------------------------------------------------------------------------
              SHORT FUTURES

              EQUITY CONTRACTS
        252   FTSE MIB Index                06/15/2018         GBP    (17,961)      (24,726)    $      474
        191   S&P 500 E Mini
                Index                       06/15/2018         USD    (26,206)      (25,241)           965
        224   SPI 200 Index                 06/21/2018         AUD    (33,565)      (24,671)         1,108
                                                                                  ---------     ----------

              TOTAL SHORT FUTURES                                                 $ (74,638)    $    2,547
                                                                                  ---------     ----------

              TOTAL FUTURES                                                       $ 108,979     $    1,924
                                                                                  =========     ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds                        $474,687              $-              $-       $  474,687
Bonds:
  U.S. Treasury Securities                        3,902               -               -            3,902
Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                           3,400               -               -            3,400
Futures(1)                                        3,007               -               -            3,007
--------------------------------------------------------------------------------------------------------
Total                                          $484,996              $-              $-       $  484,996
--------------------------------------------------------------------------------------------------------

LIABILITIES                                     LEVEL 1         LEVEL 2          LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                     $ (1,083)             $-              $-       $   (1,083)
--------------------------------------------------------------------------------------------------------
Total                                          $ (1,083)             $-              $-       $   (1,083)
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2017, through March 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 32.4% of net assets at March 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    TIPS   U.S. Treasury Inflation-Protected Securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at March 31, 2018.

    (b) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (c) Securities with a value of $3,902,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (d) Rate represents the money market fund annualized seven-day yield at March 31, 2018.

See accompanying notes to financial statements.

================================================================================

14  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $423,931)                           $481,989
   Cash                                                                                       2,365
   Cash denominated in foreign currencies (identified cost of $1,540)                         1,550
   Receivables:
       Interest                                                                                  33
   Variation margin on futures contracts                                                      1,940
                                                                                           --------
           Total assets                                                                     487,877
                                                                                           --------
LIABILITIES
   Accrued management fees                                                                      207
   Other accrued expenses and payables                                                           71
                                                                                           --------
           Total liabilities                                                                    278
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $487,599
                                                                                           ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                          $425,603
  Accumulated undistributed net investment income                                             1,478
  Accumulated net realized gain on investments and futures transactions                         526
  Net unrealized appreciation of investments and futures contracts                           59,982
  Net unrealized appreciation of foreign currency translations                                   10
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $487,599
                                                                                           ========
  Capital shares outstanding, no par value                                                   43,443
                                                                                           ========
  Net asset value, redemption price, and offering price per share                          $  11.22
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                               $ 10,304
   Interest                                                                                     105
                                                                                           --------
       Total income                                                                          10,409
                                                                                           --------
EXPENSES
   Management fees                                                                            2,422
   Administration and servicing fees                                                            242
   Transfer agent's fees                                                                        242
   Custody and accounting fees                                                                   84
   Shareholder reporting fees                                                                     2
   Trustees' fees                                                                                34
   Professional fees                                                                             94
   Other                                                                                         17
                                                                                           --------
            Total expenses                                                                    3,137
                                                                                           --------
NET INVESTMENT INCOME                                                                         7,272
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                              2,930
       Affiliated transactions (Note 7)                                                       1,116
       Foreign currency transactions                                                             (1)
       Futures transactions                                                                  (1,389)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                           28,072
       Foreign currency translations                                                             10
       Futures contracts                                                                      2,117
                                                                                           --------
            Net realized and unrealized gain                                                 32,855
                                                                                           --------
   Increase in net assets resulting from operations                                        $ 40,127
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

16  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------

                                                                             2018                   2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $  7,272            $  5,920
   Net realized gain on investments                                            4,046              13,247
   Net realized gain on long-term capital gain
       distributions from other investment companies                               -                   5
   Net realized gain (loss) on foreign currency transactions                      (1)                  -
   Net realized gain (loss) on futures transactions                           (1,389)                 95
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                            28,072              28,554
       Foreign currency translations                                              10                   -
       Futures contracts                                                       2,117                (193)
                                                                            ----------------------------
       Increase in net assets resulting from operations                       40,127              47,628
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      (5,575)             (5,816)
   Net realized gains                                                            (98)                  -
                                                                            ----------------------------
       Distributions to shareholders                                          (5,673)             (5,816)
                                                                            ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                   3,408              40,102
   Reinvested dividends                                                        5,673               5,816
   Cost of shares redeemed                                                   (18,730)            (40,832)
                                                                            ----------------------------
       Increase (decrease) in net assets from capital
          share transactions                                                  (9,649)              5,086
                                                                            ----------------------------
   Net increase in net assets                                                 24,805              46,898

NET ASSETS
   Beginning of year                                                         462,794             415,896
                                                                            ----------------------------
   End of year                                                              $487,599            $462,794
                                                                            ============================
Accumulated undistributed net investment income:
   End of year                                                              $  1,478            $      -
                                                                            ============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                    293               3,881
  Shares issued for dividends reinvested                                         501                 576
  Shares redeemed                                                             (1,599)             (4,049)
                                                                            ----------------------------
     Increase (decrease) in shares outstanding                                  (805)                408
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Target Managed Allocation Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek maximum total return primarily through capital appreciation. The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

18  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and

================================================================================

20  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

        the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at March 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

22  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MARCH 31, 2018*
    (IN THOUSANDS)

                                           ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ---------------------------------------------------------------------------------------------------
                               STATEMENT OF                              STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                ASSETS AND
    ACCOUNTED FOR AS           LIABILITIES                               LIABILITIES
    HEDGING INSTRUMENTS        LOCATION                  FAIR VALUE      LOCATION            FAIR VALUE
    ---------------------------------------------------------------------------------------------------
    Equity contracts           Net unrealized                            Net unrealized
                               appreciation of                           appreciation of
                               investments and                           investments and
                               futures contracts          $2,547**       futures contracts     $1,083**
    ---------------------------------------------------------------------------------------------------
    Foreign exchange           Net unrealized
    contracts                  appreciation of
                               investments and
                               futures contracts          $  460**                             $    -
    ---------------------------------------------------------------------------------------------------
    Total                                                 $3,007                               $1,083
    ---------------------------------------------------------------------------------------------------

    * For open derivative instruments as of March 31, 2018, see the Portfolio of Investments.
    **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2018 (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                               REALIZED GAIN        APPRECIATION/
    ACCOUNTED FOR AS           STATEMENT OF                       (LOSS) ON            (DEPRECIATION)
    HEDGING INSTRUMENTS        OPERATIONS LOCATION                DERIVATIVES          ON DERIVATIVES
    --------------------------------------------------------------------------------------------------
    Equity contracts           Net realized gain (loss)
                               on Futures transactions /
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts               $ 5,330              $1,464
    --------------------------------------------------------------------------------------------------
    Foreign exchange           Net realized gain (loss)
    contracts                  on Futures transactions /
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts                (6,719)                653
    --------------------------------------------------------------------------------------------------
    Total                                                         $(1,389)             $2,117
    --------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

24  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the year ended
    March 31, 2018, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $4,000, which represents 0.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

================================================================================

26  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non REIT return of capital dividend, non REIT capital gain dividend adjustments and non-deductible expenses resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $219,000, increase accumulated net realized gain on investments by $238,000, and decrease in paid in capital by $19,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                       2018                      2017
                                 ---------------------------------------
Ordinary income*                 $5,673,000                   $5,816,000

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                $  4,491,000
Unrealized appreciation of investments                          57,505,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

For the year ended March 31, 2018, the Fund utilized capital loss carryforwards of $1,179,000, to offset capital gains. At March 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                     NET
                                                     GROSS          GROSS         UNREALIZED
                                                   UNREALIZED     UNREALIZED    APPRECIATION/
FUND                           TAX COST           APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------
USAA Target Managed
  Allocation Fund            $425,355,000         $59,852,000    $(2,357,000)     $57,495,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $359,797,000 and $370,450,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended March 31, 2018, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $2,422,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

28  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended March 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $242,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended March 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $242,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Fund offers its shares for investment by other USAA funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the Fund for the purpose of exercising management or control. As of March 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Target Retirement Income                                                4.2
Target Retirement 2020                                                 10.4
Target Retirement 2030                                                 28.5
Target Retirement 2040                                                 34.6
Target Retirement 2050                                                 20.4
Target Retirement 2060                                                  2.0

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                            NET REALIZED
                                                                          COST TO            GAIN (LOSS)
SELLER                                        PURCHASER                  PURCHASER           TO SELLER
--------------------------------------------------------------------------------------------------------
Target Managed Allocation             Global Managed Volatility         $16,023,000          $1,116,000

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin

================================================================================

30  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                     PERIOD ENDED
                                                      YEAR ENDED MARCH 31,             MARCH 31,
                                                 ------------------------------------------------
                                                     2018                2017                2016(+)
                                                 ------------------------------------------------
Net asset value at beginning of period           $  10.46            $   9.49            $  10.00
                                                 ------------------------------------------------
Income (loss) from investment operations:
 Net investment income                                .16                 .14                 .12(a)
 Net realized and unrealized gain (loss)              .73                 .97                (.51)(a)
                                                 ------------------------------------------------
Total from investment operations                      .89                1.11                (.39)
                                                 ------------------------------------------------
Less distributions from:
 Net investment income                               (.13)               (.14)               (.12)
 Realized capital gains                              (.00)(b)               -                   -
                                                 ------------------------------------------------
Total distributions                                  (.13)               (.14)               (.12)
                                                 ------------------------------------------------
Net asset value at end of period                 $  11.22            $  10.46            $   9.49
                                                 ================================================
Total return (%)*                                    8.48               11.72               (3.91)
Net assets at end of period (000)                $487,599            $462,794            $415,896
Ratios to average net assets:**
 Expenses (%)                                         .65                 .64(c)              .65(d)
 Expenses, excluding reimbursements (%)               .65                 .64                 .65(d)
 Net investment income (%)                           1.50                1.37                1.88(d)
Portfolio turnover (%)                                 75(f)              125(e)               84

(+) Fund commenced operations on August 7, 2015.
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $484,611,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Prior to August 1, 2016, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Fund's average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects that the Fund did not have a full year of operations in 2016.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

32  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                        BEGINNING               ENDING               DURING PERIOD*
                                      ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2017 -
                                     OCTOBER 1, 2017         MARCH 31, 2018          MARCH 31, 2018
                                     ----------------------------------------------------------------
Actual                                  $1,000.00              $1,034.40                  $3.30

Hypothetical
 (5% return before expenses)             1,000.00               1,021.69                   3.28

*Expenses are equal to the Fund's annualized expense ratio of 0.65%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.44% for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

34  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

36  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

40  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

42  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   98358-0518                                (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

 ==============================================================

         ANNUAL REPORT
         USAA VIRGINIA BOND FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... WE THINK IT IS A GOOD IDEA TO REVIEW YOUR
INVESTMENT PLAN FROM TIME TO TIME TO GAUGE          [PHOTO OF BROOKS ENGLEHARDT]
CURRENT PORTFOLIO RISK AND MAKE SURE YOU ARE
APPROPRIATELY DIVERSIFIED..."

--------------------------------------------------------------------------------

MAY 2018

Volatility, generally absent from the financial markets for most of 2017, reemerged near the end of the reporting period ended March 31, 2018. Investors appeared to interpret news of higher wage growth in January 2018 as a sign of inflation. Stocks grabbed a greater part of the media's attention, as the CBOE Volatility Index (known as the VIX), a measure of U.S. equity market volatility, surged in February 2018 on fears of inflation. A sustained increase in inflation could accelerate the Federal Reserve's (Fed) pace of interest rate increases, which might, in turn, dampen stock prices. Fears about tighter regulation in the information technology sector and escalating trade tensions fueled further declines during March 2018.

The turbulence was not limited to equities. In the bond market, short- and intermediate-term U.S. Treasury yields rose during 2017 as U.S. economic growth continued and the Fed lifted the federal funds target (fed funds) rate. Fed policymakers raised the fed funds rate three times during the 2017 calendar year and projected three interest rate increases for 2018, if the U.S. economy continued to perform as they expected. However, the passage of tax reform legislation during December 2017 may cause the Fed to move more quickly. Many observers expect the new tax law to increase business investment, workers' wages, and consumer spending, which could potentially boost inflation. U.S. Treasury yields--on shorter-term maturities and all the way out to 30 years--jumped higher. As yields rose, bond prices fell.

Like the rest of the bond market, tax-exempt securities also experienced increased volatility. Municipal bonds tend to move in the same direction as U.S. Treasuries, and as U.S. Treasury yields rose so did municipal bond yields. Your USAA tax-exempt investment team welcomes the higher yields because they are typically preferred by long-term, income-oriented investors. Although investors may have to endure short-term pain as bond prices fall, we believe that they can look forward to the potential of long-term income because of higher interest rates. Over time, the coupon payments from the municipal bonds in USAA's tax-exempt portfolios make up the majority of their total return. USAA's tax-exempt investment team will maintain its focus on income and continue to look for investments that can provide higher yields for shareholders.

================================================================================

================================================================================

At USAA Investments, we expect interest rates to rise through the rest of 2018, though how high they will increase, no one knows. Longer-term interest rates are driven by the market, but they are influenced by Fed action. Many variables can affect how the Fed decides to move, including economic growth and inflation. Nevertheless, economic data released in March 2018 showed only modest growth in gross domestic product (GDP) and inflation. Fourth-quarter 2018 GDP growth expectations were upgraded to just under 3%, while annual inflation increased to 1.8% in February 2018, below the Fed's 2% target. Perhaps as a result, Fed officials raised the fed funds rate by just 0.25% at their March 2018 policy meeting to a range between 1.50% and 1.75%.

Looking ahead, investors with long-term horizons may want to consider riding out short-term bouts of volatility, even though doing so may cause some discomfort. Volatility is a normal characteristic of the financial markets, however 2017 was an exception to the rule, so investors should not be startled when volatility occurs. Nonetheless, we think it is a good idea to review your investment plan from time to time to gauge current portfolio risk and make sure you are appropriately diversified based on your long-term objectives, time horizon, and risk tolerance. Diversification can potentially help you insulate your portfolio from market turbulence or shifts in performance leadership. The primary benefit of diversification, after all, is long-term risk management.

You may already be planning a summer getaway and may be tempted to defer decisions on financial matters; that is easy to do when you are traveling or spending time with family or friends. Nevertheless, if you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. Rest assured, our team of portfolio managers will continue working hard on your behalf.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                             1

INVESTMENT OVERVIEW                                                              5

FINANCIAL INFORMATION

   Distributions to Shareholders                                                16

   Report of Independent Registered
      Public Accounting Firm                                                    17

   Portfolio of Investments                                                     18

   Notes to Portfolio of Investments                                            25

   Financial Statements                                                         28

   Notes to Financial Statements                                                31

EXPENSE EXAMPLE                                                                 47

TRUSTEES' AND OFFICERS' INFORMATION                                             49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN C. BONNELL]                       [PHOTO OF DALE R. HOFFMANN]
JOHN C. BONNELL, CFA                             DALE R. HOFFMANN
USAA Asset                                       USAA Asset
Management Company                               Management Company

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   During the reporting period ended March 31, 2018, the performance of the tax-exempt bond market was largely driven by supply-and-demand conditions. In the first half of the reporting period, supply was tight as interest rates edged up and states and municipalities reduced the amount of new bond issuances. Demand was strong, with deals significantly oversubscribed, as investors sought to reinvest the proceeds of maturing and called bonds.

   In the fourth quarter 2017, new bond issuances surged as tax reform efforts in Congress gathered momentum. In November 2017, the House of Representatives passed a bill that sought to eliminate the tax exemption for two types of municipal bonds--advance refunding bonds used by municipalities to reduce their interest burden and private activity bonds issued to finance economic development projects. The Senate version of the bill, however, only eliminated the tax exemption for advanced refunding bonds, which remained in the final legislation that took effect on January 1, 2018.

   State and local governments rushed to get their debt securities into the marketplace in anticipation of the new law. New bond issuances in December 2017, which were three times higher than that of December 2016, set an all-time record for a single month. Demand increased, as investors realized that fewer bonds might be available in

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

   early 2018. Even the short-term jump in new issuances could not keep up with demand as U.S. and foreign investors continued to favor municipal bonds for their relative safety and incremental yield.

   Much as expected, the first quarter of 2018 was marked by a sharp drop in supply, with new bond issuances approximately 30% lower than during the first quarter of 2017. Demand remained strong, which helped support municipal bond prices.

   During the reporting period, the municipal yield curve flattened, as shorter- and intermediate-term yields rose and longer-term yields fell. The yield on a 10-year AAA rated general obligation bond climbed 17 basis points, from 2.25% on March 31, 2017 to 2.42% on March 31, 2018. The yield on a 30-year AAA rated general obligation bond fell 10 basis points, from 3.05% on March 31, 2017 to 2.95% on March 31, 2018. (A basis point is 1/100th of a percent.) Meanwhile, credit spreads narrowed as investors searched for yield opportunities.

   Overall, municipal credit quality remained stable during the reporting period. Many state and local governments have broad taxing powers and are required by law to balance their budgets. In addition, a number of issuers continued to take action to address tough fiscal challenges. Although a series of hurricanes affected some issuers in 2017, the broad tax-exempt bond market did not experience any disruption.

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2018, the Fund Shares and Adviser Shares had a total return of 2.56% and 2.42%, respectively, versus an average return of 1.58% for the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 0.12% for

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

   the Lipper Virginia Municipal Debt Funds Index and 2.66% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.01% and 2.78%, respectively, compared to the Lipper category average of 2.77%.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

   The Commonwealth of Virginia maintains a strong financial position and provides conservative, proactive fiscal management. As a result, it continued to be one of the few states rated AAA by the three main credit-rating companies at the end of the reporting period. Virginia's economy is characterized by wealth and employment levels at rates higher than the national average, though it has a strong dependence on government and defense-related jobs. The commonwealth's economic growth continues to outpace the nation's, despite cuts in federal spending.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   We remained focused on income generation, which is in keeping with our investment approach. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Due to the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

   The Fund continued to benefit from our commitment to independent research. As we sought attractive investment opportunities, we used

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. By employing credit research, we strive both to recognize relative value and avoid potential pitfalls.

   We maintained a diversified portfolio of longer-term, primarily investment-grade municipal bonds. Our team of analysts continuously monitor all these holdings. The Fund remains diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

   Thank you for allowing us to assist you with your investment needs.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USVAX)

--------------------------------------------------------------------------------
                                          3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                              $666.8 Million          $658.5 Million
Net Asset Value Per Share                   $11.16                  $11.21

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.336                  $0.354
Capital Gain Distributions Per Share           -                       -
Dollar-Weighted Average
Portfolio Maturity(+)                     15.5 Years              14.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                      10 YEARS
    2.56%                               2.73%                         4.26%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/18                    EXPENSE RATIO AS OF 3/31/17**
--------------------------------------------------------------------------------
              2.34%                                            0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2018

-------------------------------------------------------------------------------------
                  TOTAL RETURN       =     DIVIDEND RETURN        +      PRICE CHANGE
-------------------------------------------------------------------------------------
10 YEARS              4.26%          =         3.98%              +          0.28%
5 YEARS               2.73%          =         3.50%              +         -0.77%
1 YEAR                2.56%          =         3.01%              +         -0.45%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2008-MARCH 31, 2017

                  [CHART OF ANNUAL TOTAL DIVIDEND RETURN]

              TOTAL RETURN         DIVIDEND RETURN       CHANGE IN SHARE PRICE
3/31/2009        -1.29%                 4.68%                    -5.97%
3/31/2010        12.23%                 5.09%                     7.14%
3/31/2011        -0.03%                 4.12%                    -4.15%
3/31/2012        13.37%                 4.62%                     8.75%
3/31/2013         5.65%                 3.90%                     1.75%
3/31/2014         0.23%                 3.94%                    -3.71%
3/31/2015         7.10%                 3.88%                     3.22%
3/31/2016         3.58%                 3.67%                    -0.09%
3/31/2017         0.36%                 3.05%                    -2.69%
3/31/2018         2.56%                 3.01%                    -0.45%

                            [END CHART]

  NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/18, and assuming Virginia state
tax rates of:                         5.75%        5.75%       5.75%      5.75%
and assuming marginal federal
tax rates of:                        24.00%       35.80%*     38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years           3.98%              5.56%        6.58%       6.90%      7.13%
5 Years            3.50%              4.89%        5.78%       6.07%      6.27%
1 Year             3.01%              4.20%        4.97%       5.22%      5.39%

To match the Fund Shares' closing 30-day SEC Yield of 2.34% on 3/31/18
A FULLY TAXABLE INVESTMENT MUST PAY:  3.27%        3.87%       4.06%      4.19%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

-------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG BARCLAYS                                      LIPPER VIRGINIA
                     MUNICIPAL BOND              USAA VIRGINIA              MUNICIPAL DEBT
                         INDEX                  BOND FUND SHARES             FUNDS INDEX
03/31/08              $10,000.00                   $10,000.00                $10,000.00
04/30/08               10,117.02                    10,159.00                 10,139.99
05/31/08               10,178.19                    10,273.00                 10,226.39
06/30/08               10,063.31                    10,180.00                 10,106.88
07/31/08               10,101.56                    10,156.00                 10,103.87
08/31/08               10,219.77                    10,242.00                 10,186.43
09/30/08                9,740.51                     9,746.00                  9,758.00
10/31/08                9,641.09                     9,487.00                  9,523.47
11/30/08                9,671.74                     9,449.00                  9,451.48
12/31/08                9,812.75                     9,406.00                  9,475.09
01/31/09               10,171.92                     9,742.00                  9,897.76
02/28/09               10,225.37                     9,859.00                  9,992.44
03/31/09               10,227.23                     9,871.00                  9,994.50
04/30/09               10,431.54                    10,076.00                 10,236.53
05/31/09               10,541.89                    10,223.00                 10,397.33
06/30/09               10,443.14                    10,176.00                 10,331.31
07/31/09               10,617.86                    10,299.00                 10,464.69
08/31/09               10,799.38                    10,514.00                 10,661.64
09/30/09               11,186.94                    10,919.00                 11,046.30
10/31/09               10,952.11                    10,774.00                 10,889.85
11/30/09               11,042.61                    10,823.00                 10,901.92
12/31/09               11,079.92                    10,908.00                 10,981.18
01/31/10               11,137.63                    10,975.00                 11,021.28
02/28/10               11,245.59                    11,067.00                 11,117.71
03/31/10               11,218.66                    11,078.00                 11,113.70
04/30/10               11,355.00                    11,172.00                 11,227.98
05/31/10               11,440.17                    11,220.00                 11,276.59
06/30/10               11,446.96                    11,208.00                 11,248.68
07/31/10               11,589.70                    11,301.00                 11,365.29
08/31/10               11,855.05                    11,522.00                 11,599.62
09/30/10               11,836.53                    11,561.00                 11,621.86
10/31/10               11,803.74                    11,535.00                 11,591.18
11/30/10               11,567.71                    11,262.00                 11,311.10
12/31/10               11,343.54                    11,028.00                 11,076.68
01/31/11               11,259.98                    10,908.00                 10,942.56
02/28/11               11,439.23                    11,117.00                 11,119.86
03/31/11               11,401.12                    11,074.00                 11,081.10
04/30/11               11,605.29                    11,275.00                 11,279.57
05/31/11               11,803.61                    11,517.00                 11,500.07
06/30/11               11,844.79                    11,590.00                 11,558.98
07/31/11               11,965.67                    11,706.00                 11,661.87
08/31/11               12,170.38                    11,866.00                 11,806.49
09/30/11               12,296.19                    12,028.00                 11,976.44
10/31/11               12,250.48                    11,980.00                 11,937.64
11/30/11               12,322.84                    12,021.00                 11,976.83
12/31/11               12,557.27                    12,239.00                 12,202.98
01/31/12               12,847.68                    12,572.00                 12,573.52
02/29/12               12,860.34                    12,580.00                 12,573.21
03/31/12               12,776.78                    12,556.00                 12,492.59
04/30/12               12,924.18                    12,683.00                 12,636.90
05/31/12               13,031.47                    12,801.00                 12,756.44
06/30/12               13,017.47                    12,821.00                 12,744.66
07/31/12               13,223.78                    12,982.00                 12,969.53
08/31/12               13,238.84                    13,027.00                 12,989.99
09/30/12               13,318.81                    13,098.00                 13,060.68
10/31/12               13,356.39                    13,161.00                 13,108.01
11/30/12               13,576.43                    13,352.00                 13,361.03
12/31/12               13,408.63                    13,189.00                 13,132.64
01/31/13               13,464.48                    13,261.00                 13,226.60
02/28/13               13,505.26                    13,303.00                 13,258.86
03/31/13               13,447.02                    13,263.00                 13,166.02
04/30/13               13,594.42                    13,396.00                 13,316.97
05/31/13               13,428.36                    13,257.00                 13,178.12
06/30/13               13,048.13                    12,824.00                 12,680.00
07/31/13               12,934.04                    12,636.00                 12,497.79
08/31/13               12,749.46                    12,404.00                 12,196.70
09/30/13               13,023.87                    12,689.00                 12,440.22
10/31/13               13,126.76                    12,790.00                 12,529.48
11/30/13               13,099.70                    12,812.00                 12,497.40
12/31/13               13,066.25                    12,774.00                 12,430.58
01/31/14               13,320.81                    13,090.00                 12,699.53
02/28/14               13,477.00                    13,253.00                 12,892.06
03/31/14               13,499.66                    13,294.00                 12,926.20
04/30/14               13,661.86                    13,468.00                 13,077.87
05/31/14               13,837.78                    13,679.00                 13,289.97
06/30/14               13,849.77                    13,697.00                 13,253.53
07/31/14               13,874.16                    13,680.00                 13,249.49
08/31/14               14,042.22                    13,904.00                 13,453.43
09/30/14               14,056.48                    13,946.00                 13,503.49
10/31/14               14,152.84                    14,041.00                 13,569.32
11/30/14               14,177.36                    14,057.00                 13,586.62
12/31/14               14,248.80                    14,150.00                 13,662.41
01/31/15               14,501.35                    14,364.00                 13,868.58
02/28/15               14,351.82                    14,197.00                 13,731.79
03/31/15               14,393.27                    14,237.00                 13,770.03
04/30/15               14,317.70                    14,155.00                 13,688.71
05/31/15               14,278.12                    14,135.00                 13,683.04
06/30/15               14,265.19                    14,128.00                 13,594.49
07/31/15               14,368.48                    14,212.00                 13,654.14
08/31/15               14,396.73                    14,267.00                 13,684.48
09/30/15               14,500.95                    14,337.00                 13,794.21
10/31/15               14,558.66                    14,382.00                 13,852.10
11/30/15               14,616.50                    14,449.00                 13,900.24
12/31/15               14,719.26                    14,546.00                 13,988.00
01/31/16               14,894.91                    14,661.00                 14,099.56
02/29/16               14,918.24                    14,665.00                 14,141.73
03/31/16               14,965.55                    14,746.00                 14,203.19
04/30/16               15,075.63                    14,853.00                 14,283.71
05/31/16               15,116.42                    14,932.00                 14,355.97
06/30/16               15,356.84                    15,140.00                 14,655.62
07/31/16               15,366.17                    15,114.00                 14,648.67
08/31/16               15,386.96                    15,138.00                 14,672.42
09/30/16               15,310.20                    15,088.00                 14,624.33
10/31/16               15,149.47                    14,978.00                 14,504.94
11/30/16               14,584.52                    14,533.00                 14,073.51
12/31/16               14,755.77                    14,664.00                 14,153.95
01/31/17               14,853.06                    14,698.00                 14,256.79
02/28/17               14,956.22                    14,762.00                 14,354.22
03/31/17               14,988.61                    14,802.00                 14,398.81
04/30/17               15,097.36                    14,878.00                 14,493.75
05/31/17               15,336.99                    15,061.00                 14,640.45
06/30/17               15,281.94                    15,049.00                 14,598.69
07/31/17               15,405.62                    15,097.00                 14,654.59
08/31/17               15,522.90                    15,188.00                 14,725.16
09/30/17               15,444.00                    15,146.00                 14,622.13
10/31/17               15,481.59                    15,181.00                 14,552.67
11/30/17               15,398.69                    15,189.00                 14,485.00
12/31/17               15,559.69                    15,335.00                 14,539.05
01/31/18               15,376.57                    15,183.00                 14,420.53
02/28/18               15,330.59                    15,127.00                 14,345.94
03/31/18               15,387.10                    15,180.00                 14,416.23

                                   [END CHART]

                       Data from 3/31/08 through 3/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                               LIPPER VIRGINIA
                     USAA VIRGINIA BOND         MUNICIPAL DEBT
                        FUND SHARES             FUNDS AVERAGE
03/31/09                   4.98%                    4.40%
03/31/10                   4.56%                    3.93%
03/31/11                   4.36%                    4.12%
03/31/12                   4.02%                    3.71%
03/31/13                   3.77%                    3.38%
03/31/14                   3.97%                    3.56%
03/31/15                   3.67%                    3.40%
03/31/16                   3.58%                    3.33%
03/31/17                   3.16%                    3.25%
03/31/18                   3.01%                    2.77%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/09 to 3/31/18.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UVABX)

--------------------------------------------------------------------------------
                                           3/31/18                 3/31/17
--------------------------------------------------------------------------------
Net Assets                               $19.9 Million          $25.5 Million
Net Asset Value Per Share                   $11.16                 $11.20

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.311                 $0.327
Capital Gain Distributions Per Share           -                      -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18
--------------------------------------------------------------------------------
    1 YEAR                 5 YEARS                    SINCE INCEPTION 8/01/10
    2.42%                   2.50%                             3.69%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS AS OF* 3/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED                2.12%            SUBSIDIZED            2.13%

--------------------------------------------------------------------------------
                            EXPENSE RATIOS** 3/31/17
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT                                 AFTER REIMBURSEMENT
           0.81%                                                 0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after July 31, 2018. If the total annual operating expense ratio is lower than 0.80%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 12, 2017, an expense limitation was added to the Virginia Bond Fund Adviser Shares.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.13% on 03/31/18 and assuming Virginia state tax
rates of:                              5.75%       5.75%      5.75%       5.75%
and assuming marginal federal tax
rates of:                             24.00%      35.80%*    38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:   2.97%       3.52%      3.69%       3.82%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        BLOOMBERG BARCLAYS            USAA VIRGINIA               LIPPER VIRGINIA
                          MUNICIPAL BOND                BOND FUND                  MUNICIPAL DEBT
                              INDEX                   ADVISER SHARES                FUNDS INDEX
07/31/10                   $10,000.00                   $10,000.00                   $10,000.00
08/31/10                    10,228.95                    10,192.00                    10,206.18
09/30/10                    10,212.97                    10,223.00                    10,225.75
10/31/10                    10,184.68                    10,197.00                    10,198.75
11/30/10                     9,981.03                     9,952.00                     9,952.32
12/31/10                     9,787.61                     9,742.00                     9,746.05
01/31/11                     9,715.50                     9,633.00                     9,628.05
02/28/11                     9,870.17                     9,816.00                     9,784.05
03/31/11                     9,837.28                     9,767.00                     9,749.95
04/30/11                    10,013.45                     9,952.00                     9,924.57
05/31/11                    10,184.57                    10,163.00                    10,118.58
06/30/11                    10,220.10                    10,226.00                    10,170.42
07/31/11                    10,324.40                    10,317.00                    10,260.95
08/31/11                    10,501.03                    10,465.00                    10,388.20
09/30/11                    10,609.58                    10,606.00                    10,537.72
10/31/11                    10,570.14                    10,563.00                    10,503.59
11/30/11                    10,632.58                    10,597.00                    10,538.07
12/31/11                    10,834.86                    10,778.00                    10,737.06
01/31/12                    11,085.43                    11,079.00                    11,063.08
02/29/12                    11,096.35                    11,084.00                    11,062.80
03/31/12                    11,024.25                    11,060.00                    10,991.87
04/30/12                    11,151.44                    11,161.00                    11,118.85
05/31/12                    11,244.01                    11,272.00                    11,224.02
06/30/12                    11,231.93                    11,288.00                    11,213.67
07/31/12                    11,409.94                    11,428.00                    11,411.52
08/31/12                    11,422.94                    11,456.00                    11,429.52
09/30/12                    11,491.93                    11,526.00                    11,491.72
10/31/12                    11,524.36                    11,570.00                    11,533.37
11/30/12                    11,714.22                    11,737.00                    11,755.99
12/31/12                    11,569.44                    11,591.00                    11,555.03
01/31/13                    11,617.62                    11,664.00                    11,637.71
02/28/13                    11,652.81                    11,689.00                    11,666.09
03/31/13                    11,602.56                    11,662.00                    11,584.40
04/30/13                    11,729.74                    11,777.00                    11,717.22
05/31/13                    11,586.46                    11,653.00                    11,595.05
06/30/13                    11,258.38                    11,270.00                    11,156.77
07/31/13                    11,159.95                    11,103.00                    10,996.45
08/31/13                    11,000.68                    10,896.00                    10,731.53
09/30/13                    11,237.45                    11,135.00                    10,945.79
10/31/13                    11,326.23                    11,233.00                    11,024.33
11/30/13                    11,302.88                    11,250.00                    10,996.10
12/31/13                    11,274.02                    11,214.00                    10,937.31
01/31/14                    11,493.66                    11,480.00                    11,173.95
02/28/14                    11,628.43                    11,621.00                    11,343.36
03/31/14                    11,647.98                    11,665.00                    11,373.39
04/30/14                    11,787.93                    11,806.00                    11,506.85
05/31/14                    11,939.72                    11,989.00                    11,693.46
06/30/14                    11,950.07                    12,002.00                    11,661.40
07/31/14                    11,971.12                    11,996.00                    11,657.85
08/31/14                    12,116.12                    12,190.00                    11,837.29
09/30/14                    12,128.43                    12,213.00                    11,881.33
10/31/14                    12,211.57                    12,304.00                    11,939.25
11/30/14                    12,232.73                    12,316.00                    11,954.48
12/31/14                    12,294.37                    12,385.00                    12,021.16
01/31/15                    12,512.28                    12,569.00                    12,202.56
02/28/15                    12,383.26                    12,431.00                    12,082.20
03/31/15                    12,419.02                    12,463.00                    12,115.85
04/30/15                    12,353.82                    12,389.00                    12,044.30
05/31/15                    12,319.66                    12,369.00                    12,039.31
06/30/15                    12,308.51                    12,350.00                    11,961.40
07/31/15                    12,397.63                    12,432.00                    12,013.89
08/31/15                    12,422.01                    12,477.00                    12,040.58
09/30/15                    12,511.93                    12,536.00                    12,137.12
10/31/15                    12,561.73                    12,561.00                    12,188.06
11/30/15                    12,611.63                    12,617.00                    12,230.42
12/31/15                    12,700.29                    12,711.00                    12,307.64
01/31/16                    12,851.86                    12,798.00                    12,405.79
02/29/16                    12,871.98                    12,799.00                    12,442.90
03/31/16                    12,912.80                    12,867.00                    12,496.97
04/30/16                    13,007.79                    12,958.00                    12,567.83
05/31/16                    13,042.97                    13,024.00                    12,631.41
06/30/16                    13,250.42                    13,203.00                    12,895.06
07/31/16                    13,258.47                    13,178.00                    12,888.94
08/31/16                    13,276.41                    13,196.00                    12,909.84
09/30/16                    13,210.17                    13,149.00                    12,867.54
10/31/16                    13,071.49                    13,051.00                    12,762.49
11/30/16                    12,584.03                    12,672.00                    12,382.89
12/31/16                    12,731.80                    12,772.00                    12,453.66
01/31/17                    12,815.74                    12,799.00                    12,544.15
02/28/17                    12,904.75                    12,864.00                    12,629.87
03/31/17                    12,932.69                    12,885.00                    12,669.11
04/30/17                    13,026.53                    12,960.00                    12,752.64
05/31/17                    13,233.29                    13,117.00                    12,881.72
06/30/17                    13,185.80                    13,104.00                    12,844.97
07/31/17                    13,292.51                    13,144.00                    12,894.16
08/31/17                    13,393.71                    13,209.00                    12,956.25
09/30/17                    13,325.63                    13,170.00                    12,865.60
10/31/17                    13,358.06                    13,197.00                    12,804.48
11/30/17                    13,286.53                    13,214.00                    12,744.94
12/31/17                    13,425.44                    13,338.00                    12,792.50
01/31/18                    13,267.44                    13,203.00                    12,688.21
02/28/18                    13,227.77                    13,153.00                    12,622.59
03/31/18                    13,276.53                    13,197.00                    12,684.43

                                   [END CHART]

                       Data from 7/31/10 through 3/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                     USAA VIRGINIA              LIPPER VIRGINIA
                       BOND FUND                 MUNICIPAL DEBT
                     ADVISER SHARES              FUNDS AVERAGE
03/31/13                 3.59%                       3.38%
03/31/14                 3.77%                       3.56%
03/31/15                 3.43%                       3.40%
03/31/16                 3.34%                       3.33%
03/31/17                 2.92%                       3.25%
03/31/18                 2.78%                       2.77%

                                [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/18.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/18 o
                                (% of Net Assets)

Education ................................................................ 20.2%
Hospital ................................................................. 17.6%
Escrowed Bonds ........................................................... 11.2%
Appropriated Debt ........................................................  9.9%
Water/Sewer Utility ......................................................  6.5%
Toll Road ................................................................  6.4%
Nursing/CCRC .............................................................  3.5%
Sales Tax ................................................................  3.3%
Special Assessment/Tax/Fee ...............................................  3.0%
General Obligation .......................................................  2.9%

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         8.5%
AA                                                                         58.7%
A                                                                          14.9%
BBB                                                                         7.9%
BELOW INVESTMENT-GRADE                                                      4.6%
UNRATED                                                                     5.4%

                               [END OF PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2018:

                                   TAX-EXEMPT
                                  INCOME(1,2)
                                  ------------
                                      100%

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Virginia Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON         FINAL            VALUE
(000)       SECURITY                                                 RATE         MATURITY          (000)
---------------------------------------------------------------------------------------------------------
            MUNICIPAL OBLIGATIONS (99.0%)

            VIRGINIA (88.8%)
$ 1,000     Alexandria IDA (PRE)                                     4.75%        1/01/2036      $  1,052
  2,000     Amherst IDA                                              5.00         9/01/2026         1,902
  2,000     Amherst IDA                                              4.75         9/01/2030         1,778
 15,000     Arlington County IDA                                     5.00         7/01/2031        15,756
  1,775     Arlington County IDA                                     5.00         2/15/2043         2,041
  2,615     Capital Region Airport Commission (PRE)
              (INS - Assured Guaranty Municipal Corp.)               5.00         7/01/2031         2,638
    700     Capital Region Airport Commission                        4.00         7/01/2036           735
    750     Capital Region Airport Commission                        4.00         7/01/2038           786
 10,000     Charles City County EDA                                  2.88         2/01/2029         9,660
  5,000     Chesapeake Bay Bridge & Tunnel District (ETM)            5.50         7/01/2025         5,902
  9,240     Chesapeake Bay Bridge & Tunnel District                  5.00         7/01/2051        10,239
  5,000     Chesapeake Bay Bridge & Tunnel District
              (INS - Assured Guaranty Municipal Corp.)               5.00         7/01/2041         5,605
  6,520     Chesapeake Expressway Toll Road, 4.75%, 7/15/2023        4.75(c)      7/15/2023         5,776
  3,000     Chesapeake Expressway Toll Road, 4.88%, 7/15/2023        4.88(c)      7/15/2023         2,583
  5,000     College Building Auth.                                   5.00         6/01/2029         5,000
 11,710     College Building Auth.                                   5.00         6/01/2036        11,015
  2,540     College Building Auth.                                   5.00         3/01/2041         2,682
 10,000     College Building Auth.                                   5.00         3/01/2034        10,575
  8,000     College Building Auth.                                   4.00         2/01/2035         8,450
  2,725     College Building Auth.                                   5.00         9/01/2031         3,121
  5,615     College Building Auth.                                   5.00         9/01/2032         6,417
  6,380     College Building Auth.                                   5.00         9/01/2033         7,271
 10,000     College Building Auth.                                   5.00         2/01/2031        11,954
  4,000     College Building Auth.                                   5.00         2/01/2032         4,759
  3,335     College Building Auth. (LIQ - Barclays
              Bank plc) (Put Date 4/6/2018)(a),(d)                   1.60         2/01/2028         3,335
 14,850     College Building Auth. (LIQ - U.S. Bancorp)
              (Put Date 4/6/2018)(a)                                 1.56         8/01/2034        14,850
  3,335     College Building Auth. (LIQ - Barclays Bank plc)
              (Put Date 4/6/2018)(a),(d)                             1.60         2/01/2027         3,335
 10,000     Commonwealth Transportation Board                        4.00         5/15/2042        10,515
  3,350     Commonwealth Transportation Board                        5.00         3/15/2032         3,973
  9,190     Commonwealth Transportation Board                        5.00         9/15/2032        10,900
  2,000     Commonwealth Transportation Board                        4.00         5/15/2036         2,126

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON         FINAL            VALUE
(000)       SECURITY                                                 RATE         MATURITY          (000)
---------------------------------------------------------------------------------------------------------
$ 6,315     Commonwealth University Health System
              Auth. (PRE)                                            4.75%         7/01/2036     $  6,899
  3,000     Commonwealth University Health System Auth. (PRE)        4.75          7/01/2041        3,278
  5,500     Commonwealth University Health System Auth.              5.00          7/01/2046        6,230
  2,250     Fairfax County EDA                                       5.00         10/01/2042        2,494
  2,750     Fairfax County EDA                                       4.00         10/01/2042        2,800
  2,000     Fairfax County EDA                                       5.00         10/01/2029        2,302
  2,000     Fairfax County EDA                                       5.00         10/01/2030        2,297
  2,000     Fairfax County EDA                                       5.00         10/01/2031        2,289
  1,500     Fairfax County EDA                                       5.00         10/01/2032        1,713
  2,200     Fairfax County EDA                                       5.00         10/01/2033        2,505
  2,000     Fairfax County EDA                                       5.00         10/01/2034        2,276
  2,620     Fairfax County EDA                                       5.00         10/01/2035        3,057
  2,000     Fairfax County EDA                                       5.00         10/01/2036        2,328
  2,800     Fairfax County EDA                                       5.00         12/01/2042        2,949
  1,500     Fairfax County EDA                                       5.00         12/01/2032        1,598
  4,000     Fairfax County EDA                                       5.00          4/01/2047        4,586
  8,925     Fairfax County EDA (LIQ - Northern Trust
              Corp.) (Put Date 4/6/2018)(a)                          1.59         12/01/2033        8,925
  4,200     Fairfax County EDA (LIQ - Northern Trust
              Corp.) (Put Date 4/6/2018)(a)                          1.61         12/01/2033        4,200
  1,500     Fairfax County IDA (PRE)                                 5.25          5/15/2026        1,560
  1,000     Fairfax County IDA                                       4.00          5/15/2042        1,017
 14,000     Fairfax County IDA                                       5.00          5/15/2037       15,361
  6,900     Fairfax County IDA                                       4.00          5/15/2044        7,042
  1,020     Fairfax County IDA (Put Date 4/6/2018)(a)                1.59          5/15/2042        1,020
  5,770     Farms of New Kent Community Dev.
              Auth., acquired 9/08/2006 - 10/03/2007;
              cost $5,630(e),(f),(g)                                 5.45          3/01/2036        1,991
  3,940     Fauquier County IDA (LOC - PNC
              Financial Services Group) (Put Date 4/6/2018)(a)       1.64          4/01/2038        3,940
  1,500     Greater Richmond Convention Center Auth.                 5.00          6/15/2032        1,704
  3,340     Hampton Roads Sanitation District (PRE)                  5.00          4/01/2033        3,340
  5,660     Hampton Roads Sanitation District (PRE)                  5.00          4/01/2033        5,660
  4,700     Hampton Roads Sanitation District                        5.00          8/01/2043        5,392
  1,300     Hampton Roads Sanitation District (Put
              Date 4/6/2018)(a)                                      1.61          8/01/2046        1,300
 15,000     Hampton Roads Transportation
              Accountability Commission                              5.00          7/01/2052       17,299
  2,795     Hanover County EDA                                       4.50          7/01/2030        2,858
  1,100     Hanover County EDA                                       4.50          7/01/2032        1,119
  2,000     Hanover County EDA                                       5.00          7/01/2042        2,069
  1,870     Hanover County IDA (INS - National
              Public Finance Guarantee Corp.)                        6.37          8/15/2018        1,902

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON         FINAL            VALUE
(000)       SECURITY                                                 RATE         MATURITY          (000)
---------------------------------------------------------------------------------------------------------
$ 2,105     Henrico County EDA                                       5.00%        11/01/2030     $  2,325
  1,200     Henrico County EDA                                       5.00          6/01/2024        1,290
    140     Henrico County EDA                                       4.25          6/01/2026          145
  2,500     Henrico County EDA                                       4.00         10/01/2035        2,523
  4,480     Housing Dev. Auth.                                       4.60          9/01/2040        4,579
  3,175     Housing Dev. Auth.                                       4.50         10/01/2036        3,320
  7,000     Housing Dev. Auth.                                       3.60          5/01/2046        7,009
  1,492     Lewistown Commerce Center Community Dev. Auth.           6.05          3/01/2044        1,459
    718     Lewistown Commerce Center Community Dev. Auth.           6.05          3/01/2044          702
  2,340     Lewistown Commerce Center Community Dev. Auth.,
              acquired 10/12/2007; cost $2,341(f)                    6.05          3/01/2054          427
    750     Lexington IDA                                            4.00          1/01/2031          776
  1,000     Lexington IDA                                            4.00          1/01/2037        1,019
  5,000     Lexington IDA (PRE)                                      5.00         12/01/2036        5,195
  2,000     Lexington IDA                                            5.00          1/01/2043        2,184
  1,000     Lexington IDA                                            5.00          1/01/2042        1,082
  1,250     Lexington IDA                                            5.00          1/01/2048        1,349
  1,750     Lexington IDA (Put Date 4/6/2018)(a)                     1.60          1/01/2035        1,750
  1,135     Loudoun County EDA                                       5.00         12/01/2031        1,300
    800     Loudoun County EDA                                       5.00         12/01/2032          915
    775     Loudoun County EDA                                       5.00         12/01/2033          884
    805     Loudoun County EDA                                       5.00         12/01/2034          917
    600     Loudoun County EDA (Put Date 4/6/2018)(a)                1.57          2/15/2038          600
  2,000     Loudoun County EDA (Put Date 4/6/2018)(a)                1.56          6/01/2043        2,000
  5,000     Lynchburg                                                4.00          6/01/2044        5,207
  3,000     Lynchburg EDA                                            5.00          9/01/2043        3,203
  2,250     Lynchburg EDA                                            5.00          1/01/2047        2,484
  3,532     Marquis Community Dev. Auth., acquired
              3/01/2012; cost $2,926(f),(h),(g)                      5.63          9/01/2041        2,129
  5,389     Marquis Community Dev. Auth., acquired
              3/01/2012; cost $468(f),(h),(g)                        5.63(b)       9/01/2041          274
  1,093     Marquis Community Dev. Auth., 7.50%,
              09/01/2021, acquired 10/27/2015; cost $711(d),(f),(g)  7.50(c)       9/01/2045          663
  5,000     Montgomery County EDA (PRE)                              5.00          6/01/2035        5,352
  3,500     Norfolk EDA                                              5.00         11/01/2043        3,841
  1,000     Norfolk EDA                                              5.00         11/01/2030        1,104
    980     Norfolk EDA (Put Date 4/6/2018)(a)                       1.57         11/01/2034          980
    685     Norfolk Redevelopment and Housing Auth.                  5.50         11/01/2019          687
  4,816     Peninsula Town Center Community Dev. Auth.               6.45          9/01/2037        4,851
 10,000     Port Auth. (PRE)                                         5.00          7/01/2040       10,411
  3,000     Port Auth. (PRE)                                         5.00          7/01/2030        3,123
    880     Portsmouth (PRE)                                         5.00          2/01/2033          995
    120     Portsmouth                                               5.00          2/01/2033          134
  1,705     Prince William County IDA (PRE)                          5.50          9/01/2031        1,903

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON         FINAL            VALUE
(000)       SECURITY                                                 RATE         MATURITY          (000)
---------------------------------------------------------------------------------------------------------
$ 1,000     Prince William County IDA (PRE)                          5.50%         9/01/2034     $  1,116
  2,000     Prince William County IDA                                5.50          9/01/2031        2,211
 10,000     Prince William County IDA                                5.00         11/01/2046       10,677
  4,000     Public Building Auth.                                    4.00          8/01/2030        4,347
 10,000     Public School Auth.                                      5.00          8/01/2024       11,613
  4,000     Radford IDA (NBGA - Fannie Mae)                          3.50          9/15/2029        4,091
  2,340     Rappahannock Regional Jail Auth.                         5.00         10/01/2034        2,694
  1,165     Rappahannock Regional Jail Auth.                         5.00         10/01/2035        1,337
  7,310     Resources Auth.                                          4.00         11/01/2041        7,516
  1,030     Resources Auth.                                          5.00         11/01/2032        1,169
  1,270     Resources Auth. (PRE)                                    5.00         11/01/2040        1,370
    165     Resources Auth.                                          5.00         11/01/2040          177
  5,000     Resources Auth. (LIQ - J.P. Morgan Chase & Co.)
              (Put Date 4/6/2018)(a),(d)                             1.61         11/01/2019        5,000
    800     Richmond                                                 5.00          3/01/2032        1,004
  1,000     Richmond                                                 5.00          3/01/2033        1,262
  2,000     Richmond Public Utility (PRE)                            5.00          1/15/2035        2,052
  4,500     Richmond Public Utility (PRE)                            5.00          1/15/2040        4,617
  6,000     Richmond Public Utility                                  5.00          1/15/2038        6,649
  6,000     Richmond Public Utility                                  4.00          1/15/2040        6,244
  5,120     Roanoke County EDA (PRE) (INS -
              Assured Guaranty Corp.)                                5.00         10/15/2027        5,216
  2,850     Roanoke County EDA (PRE) (INS -
              Assured Guaranty Corp.)                                5.00         10/15/2032        2,904
  4,285     Roanoke County EDA (PRE) (INS -
              Assured Guaranty Corp.)                                5.12         10/15/2037        4,369
  1,150     Roanoke County EDA                                       5.00          7/01/2033        1,218
    110     Roanoke County EDA (PRE) (INS -
              Assured Guaranty Municipal Corp.)                      5.00          7/01/2038          118
  6,890     Roanoke County EDA (INS - Assured
              Guaranty Municipal Corp.)                              5.00          7/01/2038        7,225
 11,945     Small Business Financing Auth.                           5.00         11/01/2040       12,626
    420     Small Business Financing Auth.                           5.00          4/01/2025          438
    185     Small Business Financing Auth.                           5.25          4/01/2026          193
    855     Small Business Financing Auth.                           5.50          4/01/2028          898
    750     Small Business Financing Auth.                           5.50          4/01/2033          786
  5,900     Stafford County EDA                                      5.00          6/15/2036        6,513
  6,495     Stafford County EDA                                      4.00          6/15/2037        6,531
 10,000     Tobacco Settlement Financing Corp.                       5.00          6/01/2047        9,920
  4,405     Univ. of Virginia                                        5.00          6/01/2037        4,915
  5,000     Univ. of Virginia                                        4.00          4/01/2045        5,198
  4,000     Univ. of Virginia                                        5.00          4/01/2042        4,654
  5,000     Univ. of Virginia                                        5.00          4/01/2047        5,796
  5,000     Univ. of Virginia                                        5.00          4/01/2046        5,800

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON         FINAL            VALUE
(000)       SECURITY                                                 RATE         MATURITY          (000)
---------------------------------------------------------------------------------------------------------
$ 5,000     Upper Occoquan Sewage Auth.                              4.00%         7/01/2039     $  5,247
  1,795     Virginia Beach Dev. Auth.                                5.00          5/01/2029        2,049
  2,165     Washington County IDA (PRE)                              5.25          8/01/2030        2,338
  2,160     Washington County IDA (PRE)                              5.50          8/01/2040        2,344
  1,449     Watkins Centre Community Dev. Auth.                      5.40          3/01/2020        1,451
  2,000     West Virginia Regional Jail Auth.                        5.00         12/01/2038        2,274
  3,250     Winchester EDA                                           5.00          1/01/2044        3,537
  3,250     Winchester EDA                                           5.00          1/01/2044        3,569
  3,000     Winchester EDA (PRE)                                     5.62          1/01/2044        3,089
  5,000     Wise County IDA (Put Date 9/1/2020)(i)                   2.15         10/01/2040        4,985
  3,000     York County EDA (Put Date 5/16/2019)(i)                  1.88          5/01/2033        2,993
                                                                                                 --------
                                                                                                  609,462
                                                                                                 --------
            DISTRICT OF COLUMBIA (6.2%)
  2,825     Metropolitan Washington Airports Auth.                   5.00         10/01/2029        2,951
 12,465     Metropolitan Washington Airports Auth.                   5.00         10/01/2030       12,670
    400     Metropolitan Washington Airports Auth.
              (LOC - TD Bank N.A.) (Put Date 4/2/2018)(a)            1.71         10/01/2039          400
 11,230     Metropolitan Washington Airports Auth.
              Dulles Toll Road Revenue                               5.00         10/01/2039       11,678
  5,500     Metropolitan Washington Airports Auth.
              Dulles Toll Road Revenue (INS -
              Assured Guaranty Municipal Corp.)                      5.32(b)      10/01/2030        3,479
  4,000     Metropolitan Washington Airports Auth.
              Dulles Toll Road Revenue                               5.00         10/01/2053        4,263
  1,000     Washington MTA (PRE)                                     5.13          7/01/2032        1,043
  5,000     Washington MTA                                           5.00          7/01/2042        5,767
                                                                                                 --------
                                                                                                   42,251
                                                                                                 --------
            GUAM (3.8%)
  1,250     Government                                               5.00         12/01/2046        1,299
  1,500     Government                                               5.00          1/01/2042        1,533
  2,000     Government                                               5.00         11/15/2039        2,078
  1,255     International Airport Auth. (INS - Assured
              Guaranty Municipal Corp.)                              5.75         10/01/2043        1,424
  1,000     Power Auth.                                              5.00         10/01/2034        1,043
    500     Power Auth.                                              5.00         10/01/2031          533
    750     Power Auth. (INS - Assured Guaranty
              Municipal Corp.)                                       5.00         10/01/2039          815
  1,000     Power Auth. (INS - Assured Guaranty
              Municipal Corp.)                                       5.00         10/01/2044        1,083
  4,000     Power Auth.                                              5.00         10/01/2040        4,292
  4,000     Waterworks Auth.                                         5.50          7/01/2043        4,374

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                          MARKET
AMOUNT                                                              COUPON         FINAL            VALUE
(000)       SECURITY                                                 RATE         MATURITY          (000)
---------------------------------------------------------------------------------------------------------
$ 2,850     Waterworks Auth.                                         5.00%         7/01/2035     $  3,025
  1,000     Waterworks Auth.                                         5.00          7/01/2037        1,081
  3,250     Waterworks Auth.                                         5.00          7/01/2040        3,499
                                                                                                 --------
                                                                                                   26,079
                                                                                                 --------
            U.S. VIRGIN ISLANDS (0.2%)
  2,000     Public Finance Auth.                                     5.00         10/01/2032        1,490
                                                                                                 --------
            Total Municipal Obligations (cost: $674,782)                                          679,282
                                                                                                 --------

            TOTAL INVESTMENTS (COST: $674,782)                                                   $679,282
                                                                                                 ========

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1           LEVEL 2            LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------
Municipal Obligations                           $-          $674,225             $5,057          $679,282
---------------------------------------------------------------------------------------------------------
Total                                           $-          $674,225             $5,057          $679,282
---------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

---------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
---------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                         MUNICIPAL OBLIGATIONS
---------------------------------------------------------------------------------------------------------
Balance as of March 31, 2017                                                                       $1,442
Purchases                                                                                               -
Sales                                                                                                   -
Transfers into Level 3                                                                              4,137
Transfers out of Level 3                                                                                -
Net realized gain (loss) on investments                                                                 -
Change in net unrealized appreciation/(depreciation) of investments                                  (522)
---------------------------------------------------------------------------------------------------------
Balance as of March 31, 2018                                                                       $5,057
---------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of April 1, 2017, through March 31, 2018, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                            TRANSFERS                  TRANSFERS                TRANSFERS
                                        INTO (OUT OF)              INTO (OUT OF)            INTO (OUT OF)
ASSETS ($ IN 000s)                            LEVEL 1                    LEVEL 2                  LEVEL 3
---------------------------------------------------------------------------------------------------------
Municipal Obligations(I)                           $-                   $(4,137)                   $4,137
---------------------------------------------------------------------------------------------------------
Total                                              $-                   $(4,137)                   $4,137
---------------------------------------------------------------------------------------------------------

(I) Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

---------------------------------------------------------------------------------------------------------
                     QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS*
---------------------------------------------------------------------------------------------------------
                                FAIR VALUE AT                                  SIGNIFICANT
                               MARCH 31, 2018              VALUATION          UNOBSERVABLE         RANGE/
ASSETS                           ($ IN 000's)             TECHNIQUE(S)          INPUT(S)            VALUE
---------------------------------------------------------------------------------------------------------
Municipal Obligations               $3,066                 Discounted          Comparable           6%-8%
                                                            cash flow           Discount
                                                                              Adjustment(a)
---------------------------------------------------------------------------------------------------------

(a)Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

*Quantitative Information table includes certain Level 3 securities using discounted cash flow.

An increase in the comparable discount adjustment will decrease the value of the security.

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2018

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   EDA   Economic Development Authority
   ETM   Escrowed to final maturity
   IDA   Industrial Development Authority/Agency
   MTA   Metropolitan Transportation Authority
   PRE   Pre-refunded to a date prior to maturity

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

   LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

   LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

   NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o  SPECIFIC NOTES

   (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

   (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

   (e) At March 31, 2018, the issuer was in default with respect to interest and/or principal payments.

   (f) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at March 31, 2018, was $5,484,000, which represented 0.8% of the Fund's net assets.

   (g) Security was fair valued at Level 3.

   (h) Restricted security that is not registered under the Securities Act of 1933.

   (i) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $674,782)        $679,282
   Cash                                                                       20
   Receivables:
      Capital shares sold                                                     82
      USAA Asset Management Company (Note 6C)                                  5
      Interest                                                             8,281
                                                                        --------
         Total assets                                                    687,670
                                                                        --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                379
      Dividends on capital shares                                            330
   Accrued management fees                                                   216
   Accrued transfer agent's fees                                               8
   Other accrued expenses and payables                                        71
                                                                        --------
         Total liabilities                                                 1,004
                                                                        --------
            Net assets applicable to capital shares outstanding         $686,666
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $688,391
   Accumulated net realized loss on investments                           (6,187)
   Overdistribution of net investment income                                 (38)
   Net unrealized appreciation of investments                              4,500
                                                                        ========
            Net assets applicable to capital shares outstanding         $686,666
                                                                        ========
      Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $666,772/59,735 capital shares
            outstanding, no par value)                                  $  11.16
                                                                        ========
         Adviser Shares (net assets of $19,894/1,783 capital shares
            outstanding, no par value)                                  $  11.16
                                                                        ========

See accompanying notes to financial statements.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $24,638
                                                                         -------
EXPENSES
   Management fees                                                         2,380
   Administration and servicing fees:
      Fund Shares                                                          1,006
      Adviser Shares                                                          35
   Transfer agent's fees:
      Fund Shares                                                            207
      Adviser Shares                                                          11
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          59
   Custody and accounting fees:
      Fund Shares                                                            123
      Adviser Shares                                                           4
   Postage:
      Fund Shares                                                             11
   Shareholder reporting fees:
      Fund Shares                                                             13
      Adviser Shares                                                           1
   Trustees' fees                                                             34
   Professional fees                                                          72
   Other                                                                      18
                                                                         -------
         Total expenses                                                    3,974
                                                                         -------
   Expenses reimbursed:
      Adviser Shares                                                          (5)
                                                                         -------
         Net expenses                                                      3,969
                                                                         -------
NET INVESTMENT INCOME                                                     20,669
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                         151
   Change in net unrealized appreciation/(depreciation)                   (3,028)
                                                                         -------
         Net realized and unrealized loss                                 (2,877)
                                                                         -------
   Increase in net assets resulting from operations                      $17,792
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------
                                                              2018          2017
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                   $ 20,669     $ 21,462
   Net realized gain on investments                             151          270
   Change in net unrealized appreciation/(depreciation)
      of investments                                         (3,028)     (19,873)
                                                           ---------------------
      Increase in net assets resulting from operations       17,792        1,859
                                                           ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                           (19,978)     (20,696)
      Adviser Shares                                           (650)        (718)
                                                           ---------------------
         Distributions to shareholders                      (20,628)     (21,414)
                                                           ---------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                               11,117       28,331
   Adviser Shares                                            (5,563)       3,308
                                                           ---------------------
      Total net increase in net assets from capital
         share transactions                                   5,554       31,639
                                                           ---------------------
   Net increase in net assets                                 2,718       12,084

NET ASSETS
   Beginning of year                                        683,948      671,864
                                                           ---------------------
   End of year                                             $686,666     $683,948
                                                           =====================
Overdistribution of net investment income:
   End of year                                             $    (38)    $    (41)
                                                           =====================

See accompanying notes to financial statements.

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. The USAA Virginia Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund consists of two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon,

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

        maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The valuation methodology applied to certain Level 3 securities changed during the period. Securities that were previously valued by the value derived based upon the use of unobservable inputs are now being valued by last quoted price.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2018, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2018, the Adviser Shares charged redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended March 31, 2018, the Fund paid CAPCO facility fees of $5,000, which represents 0.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond, and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss by $38,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2018, and 2017, was as follows:

                                               2018               2017
                                           ------------------------------
Tax-exempt income                          $20,628,000        $21,414,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

As of March 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $ 2,234,000
Accumulated capital and other losses                                 (6,187,000)
Unrealized appreciation of investments                                4,500,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2018, the Fund utilized capital loss carryforwards of $190,000, to offset capital gains. At March 31, 2018, the Fund had net capital loss carryforwards of $6,187,000 for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                 CAPITAL LOSS CARRYFORWARDS
                             --------------------------------
                                       TAX CHARACTER
                             --------------------------------
                             (NO EXPIRATION)         BALANCE
                             ---------------       ----------
                             Short-Term            $1,007,000
                             Long-Term              5,180,000
                                                   ----------
                             Total                 $6,187,000
                                                   ==========

TAX BASIS OF INVESTMENTS - At March 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                       NET
                                             GROSS                 GROSS            UNREALIZED
                                           UNREALIZED            UNREALIZED        APPRECIATION/
FUND                     TAX COST         APPRECIATION          DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------
USAA Virginia
  Bond Fund            $674,782,000        $16,100,000          $(11,600,000)       $4,500,000

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2018, were $112,945,000 and $64,375,000, respectively.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED               YEAR ENDED
                                                   MARCH 31, 2018           MARCH 31, 2017
    ------------------------------------------------------------------------------------------
                                                 SHARES       AMOUNT      SHARES        AMOUNT
                                                 ---------------------------------------------
    FUND SHARES:
    Shares sold                                   5,760     $ 65,022       8,209      $ 94,057
    Shares issued from reinvested
      dividends                                   1,443       16,273       1,443        16,509
    Shares redeemed                              (6,218)     (70,178)     (7,254)      (82,235)
                                                 ---------------------------------------------
    Net increase from capital
      share transactions                            985     $ 11,117       2,398      $ 28,331
                                                 =============================================
    ADVISER SHARES:
    Shares sold                                     494     $  5,579         842      $  9,641
    Shares issued from reinvested
      dividends                                      50          570          49           563
    Shares redeemed*                             (1,037)     (11,712)       (609)       (6,896)
                                                 ---------------------------------------------
    Net increase (decrease) from capital
      share transactions                           (493)    $ (5,563)        282      $  3,308
                                                 =============================================
    *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of the average net assets of the Fund, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million.

    Prior to July 27, 2017, the Fund's base fee was accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (liquidated July 2017) combined. These fees were allocated on a proportional basis to each Fund monthly based upon average net assets.

    For the year ended March 31, 2018, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Virginia Municipal Debt Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

    period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $2,380,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $153,000 and less than $500, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.02% and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,006,000 and $35,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2018, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - Effective October 12, 2017, the Manager agreed, through July 31, 2018, to limit the total annual operating expenses of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2018, the Adviser Shares incurred reimbursable expenses of $5,000, of which $5,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $207,000 and $11,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of less than $500 at March 31, 2018, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $59,000.

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. In December 2017, the SEC issued Temporary Final Rule Release No. 33-10442, INVESTMENT COMPANY REPORTING MODERNIZATION (Temporary Rule), which extends to April 2019 the compliance date on which funds in larger fund groups, such as the Fund, are required to begin filing form N-PORT. In the interim, in lieu of filing form N-PORT, the Temporary Rule requires that funds in larger fund groups maintain in their records the information that is required to be included in form N-PORT. The Temporary Rule does not affect the filing date or requirements of form N-CEN.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In February 2018, the SEC issued Interim Final Rule Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which extends, among others, the compliance dates for certain disclosure requirements under the Liquidity Rule. The compliance date for the liquidity disclosure required in form N-PORT has been extended to June 1, 2019 for larger entities such as the Fund. The compliance date for the liquidity disclosure required in form N-CEN for large entities such as the Fund remains December 1, 2018. The Fund is expected to comply with these compliance dates for forms N-PORT and N-CEN. The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) UPCOMING ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MARCH 31,
                                ----------------------------------------------------------------------
                                    2018            2017           2016           2015            2014
                                ----------------------------------------------------------------------
Net asset value at
  beginning of period           $  11.21        $  11.52       $  11.53       $  11.17        $  11.60
                                ----------------------------------------------------------------------
  Net investment income              .34             .35            .41            .43             .44
  Net realized and
    unrealized gain (loss)          (.05)           (.31)          (.01)           .35            (.43)
                                ----------------------------------------------------------------------
Total from investment
  operations                         .29             .04            .40            .78             .01
                                ----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.34)           (.35)          (.41)          (.42)           (.44)
                                ----------------------------------------------------------------------
Net asset value at
  end of period                 $  11.16        $  11.21       $  11.52       $  11.53        $  11.17
                                ======================================================================
Total return (%)*                   2.56             .36           3.58           7.10             .23
Net assets at end of
  period (000)                  $666,772        $658,452       $648,913       $648,331        $595,246
Ratios to average
  net assets:**
  Expenses (%)                       .56             .58(a)         .60(a)         .59(a)          .59(a)
  Net investment income(%)          2.98            3.10           3.57           3.70            4.01
Portfolio turnover (%)                11              13              3             12               7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $670,947,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MARCH 31,
                                  --------------------------------------------------------------------
                                     2018           2017          2016           2015             2014
                                  --------------------------------------------------------------------
Net asset value at
  beginning of period             $ 11.20        $ 11.51       $ 11.53        $ 11.17          $ 11.60
                                  --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .31            .33           .38            .40              .42
  Net realized and
    unrealized gain (loss)           (.04)          (.31)         (.02)           .36             (.43)
                                  --------------------------------------------------------------------
Total from investment
  operations                          .27            .02           .36            .76             (.01)
                                  --------------------------------------------------------------------
Less distributions from:
  Net investment income              (.31)          (.33)         (.38)          (.40)            (.42)
Redemption fees added to
  beneficial interests                .00(a)           -           .00(a)           -                -
                                  --------------------------------------------------------------------
Net asset value at
  end of period                   $ 11.16        $ 11.20       $ 11.51        $ 11.53          $ 11.17
                                  ====================================================================
Total return (%)*                    2.42            .12          3.24           6.84              .03
Net assets at end of
  period (000)                    $19,894        $25,496       $22,951        $21,029          $12,701
Ratios to average net assets:**
  Expenses (%)                        .79(d)         .81(b)        .84(b)         .84(b),(c)       .79(b)
  Expenses, excluding
    reimbursements (%)                .81            .81(b)        .84(b)         .84(b)           .79(b)
  Net investment income (%)          2.76           2.85          3.34           3.44             3.80
Portfolio turnover (%)                 11             13             3             12                7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2018, average net assets were $23,621,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(d) Effective October 12, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets.

================================================================================

46  | USAA VIRGINIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2017, through March 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING               ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2017 -
                                       OCTOBER 1, 2017        MARCH 31, 2018          MARCH 31, 2018
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,002.20                 $2.90

Hypothetical
 (5% return before expenses)               1,000.00               1,022.04                  2.92

ADVISER SHARES
Actual                                     1,000.00               1,002.00                  3.99

Hypothetical
 (5% return before expenses)               1,000.00               1,020.94                  4.03

*Expenses are equal to the annualized expense ratio of 0.58% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.22% for Fund Shares and 0.20% for Adviser Shares for the six-month period of October 1, 2017, through March 31, 2018.

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 57 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

50  | USAA VIRGINIA BOND FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA VIRGINIA BOND FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

54  | USAA VIRGINIA BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
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   40862-0518                                (C)2018, USAA. All rights reserved.



ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 51 funds in all. Only 9 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
March 31, 2018 and 2017 were $255,700 and $322,400, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2018 and 2017 were $71,420 and $70,020, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service and Tax Consulting Services for fiscal years ended March 31, 2018 and 2017 were $3,020 and $4,883, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2018 and 2017.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for March 31, 2018 and 2017 were $150,370 and $149,363, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2018 and 2017 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

Approved and adopted by the Investment Code of Ethics Committee:
August 22, 2017:

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017:

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


































SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2018

By:*     /s/ Kristen Millan
         --------------------------------------------------------------
         Signature and Title:  Kristen Millan, Assistant Secretary

Date:     5/18/18
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     5/22/18
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:     5/21/18
         -----------------------------

*Print the name and title of each signing officer under his or her signature.